EXHIBIT 10.2

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED ON A
REQUEST FOR CONFIDENTIAL TREATMENT

OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION.

TERM LOAN AGREEMENT

dated as of February 28, 2013

among

CINEDIGM DC HOLDINGS, LLC,

as the Borrower,

the GUARANTORS from time to time party hereto,

the LENDERS from time to time party hereto,

PROSPECT CAPITAL CORPORATION,
as Administrative Agent and Collateral Agent,

and

PROSPECT CAPITAL CORPORATION,
as Sole Lead Arranger

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

(continued)

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

(continued)

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

(continued)

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

(continued)

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

(continued)

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.
SCHEDULES

Schedule A	Sources and Uses Schedule
Schedule 1	Term Loan Commitments
Schedule 2	Initial Projections
Schedule 3	KBC Facility Documents
Schedule 4	Distributors Party to a Material Digital Cinema Deployment Agreement
Schedule 6.02	Permits, Filings and Consents
Schedule 6.07	Subsidiaries
Schedule 6.11	ERISA
Schedule 6.13	Real Property
Schedule 6.14	Environmental Matters
Schedule 6.17	Security Documents and Perfection Matters
Schedule 6.21	Insurance
Schedule 6.22	Existing Indebtedness
Schedule 6.23	Deposit Accounts and Securities Accounts
Schedule 6.25	Certain Agreements
Schedule 6.26	DCI Specifications Compliance
Schedule 6.28	Disputes Under Exhibitor Agreements or Digital Cinema Deployment Agreements
Schedule 7.01(a)(ii)	CDF1 Credit Agreement Reporting
Schedule 7.01(a)(iii)	CDF2 Credit Agreement Reporting
Schedule 8.02	Liens
Schedule 8.03	Investments
Schedule 9.02(o)	Intercompany Agreements

EXHIBITS

Exhibit A	Form of Assignment and Acceptance
Exhibit B	Form of Assignment of IP License
Exhibit C	Form of Assignment of Phase I MSA
Exhibit D	Form of Assignment of Phase II Australia MSA
Exhibit E	Form of Assignment of Phase II Caribbean MSA
Exhibit F	Form of Assignment of Phase II Exhibitor/Buyer MSA
Exhibit G	Form of Assignment of Phase II KBC MSA
Exhibit H	Form of Assignment of Phase II SocGen MSA
Exhibit I	Form of CDF1 Credit Agreement Assignment
Exhibit J	Form of Compliance Certificate
Exhibit K	Form of Distributor Lockbox Collateral Agency Agreement Instructions

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Exhibit L	Form of General Services Agreement
Exhibit M	Form of Limited Recourse Guaranty
Exhibit N	Form of Limited Recourse Pledge Agreement
Exhibit O	Form of Note
Exhibit P	Form of Perfection Certificate
Exhibit Q	Form of Replacement Phase I MSA
Exhibit R	Form of Security Agreement

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

TERM LOAN AGREEMENT

This TERM LOAN AGREEMENT (as amended, restated, supplemented or otherwise modified, renewed or replaced from time to time, this “Agreement”) dated as of February 28, 2013 among CINEDIGM DC HOLDINGS, LLC, a Delaware limited liability company (“CDCH” or the “Borrower”), ACCESS DIGITAL MEDIA, INC., a Delaware corporation (“Access”), ACCESS DIGITAL CINEMA PHASE 2, CORP., a Delaware corporation (“Access Phase 2”) and the Subsidiaries of the Borrower that are Guarantors or become Guarantors hereunder pursuant to Section 7.08 hereof, the lenders from time to time party hereto (each, a “Lender,” and collectively, the “Lenders”), PROSPECT CAPITAL CORPORATION, a Maryland corporation (“Prospect”), as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”) and Prospect, as collateral agent for the Secured Parties (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”, and together with the Administrative Agent, each an “Agent” and collectively the “Agents”).

Introductory Statement

WHEREAS, the Borrower has requested that the Lenders extend term loans to the Borrower on the Closing Date in the aggregate principal amount of $70,000,000, the proceeds of which the Borrower (and, to the extent such proceeds are distributed or contributed to them by the Borrower, each other Subsidiary of the Borrower) will use in accordance with, and in the aggregate amounts set forth on, the schedule of Closing Date sources and uses attached as Schedule A to:  (i) make a Closing Date Permitted Restricted Payment to the Parent to enable it to repay the Existing Sageview Indebtedness, (ii) pay transaction fees, costs and expenses incurred directly in connection with the negotiation, execution, delivery and consummation of this Agreement and the CDF1 Credit Agreement and the transactions contemplated hereby, (iii) purchase, either on or promptly after the Closing Date, a portion of the Term Loans (as defined in the CDF1 Credit Agreement) under the CDF1 Credit Agreement in an aggregate principal amount equal to $5,000,000 at a purchase price of 99.75% of the aggregate face amount of such Term Loans, and (iv) fund the Borrower Debt Service Reserve;

WHEREAS, in connection with this Agreement, the Parent will, subject to the provisions of the General Services Agreement, consolidate within the Borrower the Servicing Business, including (i) transferring the operational staff whose responsibilities and activities relate solely to the conduct of the Servicing Business, (ii) granting or causing the grant of an irrevocable right to use the supporting software and other Intellectual Property for the limited purposes associated with the operation of the Servicing Business, and (iii) causing all Management Services Agreements and/or associated revenues, as applicable, to be assigned to the Borrower in accordance with the provisions of this Agreement; and

WHEREAS, in connection with the foregoing, the Lenders desire to extend the Term Loans to the Borrower, on and subject to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, and for other good and valuable consideration, the receipt and

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

sufficiency of which is hereby acknowledged by the parties hereto, and intending to be legally bound, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.01            Defined Terms.  As used herein, the following terms have the meanings specified in this Section 1.01 unless the context otherwise requires:

“Access” has the meaning set forth in the preamble to this Agreement.

“Access B/AIX” means Access Digital Cinema Phase 2, B/AIX Corp., a Delaware corporation.

“Access Phase 2” has the meaning set forth in the preamble to this Agreement.

“Account Control Agreement” means, with respect to a deposit account or a securities account, an account control agreement in form and substance reasonably satisfactory to the Collateral Agent, executed and delivered by the Loan Party owning such account, the Collateral Agent, and the applicable Deposit Bank or securities intermediary, as applicable, which account control agreement provides the Collateral Agent with, among other things, exclusive “control” over such account (as defined in, and for purposes of, the UCC or other comparable Applicable Law) and the cash or investment property therein, as applicable.

“Accountants” means Eisner LLP or any recognized firm of independent registered certified public accountants reasonably acceptable to the Administrative Agent.

“Accrued Default Interest” has the meaning set forth in Section 2.05(c).

“Administrative Agent” has the meaning set forth in the preamble to this Agreement.

“Administrative Servicer” means either of the Borrower or the Parent, in its capacity as administrative servicer or manager, as applicable, under the Management Services Agreements or any successor administrative servicer appointed in accordance with the terms of the applicable Management Services Agreement and/or Back-Up Servicer Agreement, if applicable, and this Agreement.

“Administrative Questionnaire” means a questionnaire completed by each Lender, in a form approved by the Administrative Agent, in which such Lender, among other things, (a) designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Loan Parties and their Related Parties or their respective securities) will be made available and who may receive such information in accordance with such Lender’s compliance procedures and Applicable Laws, including federal and state securities laws and (b) designates an address, facsimile number, electronic mail address and/or telephone number for notices and communications with such Lender.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

“Affiliate” means, with respect to any Person, each officer, director, general partner or joint-venturer of such Person and any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person; provided, however, that no Secured Party shall be an Affiliate of the Borrower, Access Phase 2 or any of their Affiliates solely by virtue of the transactions contemplated by this Agreement and the other Loan Documents.  For purpose of this definition, “control” means the possession of either (a) the power to vote, or the beneficial ownership of, 10% or more of the Voting Stock of such Person or (b) the power to direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.  The term “controlled” has the meaning correlative thereto.

“Agents” has the meaning set forth in the preamble to this Agreement.

“Agreement” has the meaning set forth in the preamble to this Agreement.

“Amended and Restated LLC Agreement” means the Amended and Restated Limited Liability Company Operating Agreement, dated as of February 28, 2013, of the Borrower (as amended, restated, supplemented or otherwise modified, renewed or replaced from time to time).

“Annualized” means an annualized calculation in a manner satisfactory to the Administrative Agent.

“Anti-Terrorism Laws” has the meaning set forth in Section 6.24.

“Applicable Laws” means, as to any Person, any Laws applicable to and binding on such Person or any of its property, products, business, assets or operations or to which such Person or any of its property, products, business, assets or operations is subject.

“Approved Exhibitor” means (a) an operator of cinema complexes operating Installed Digital Systems as of the Closing Date and (b) each operator in whose theaters Digital Systems are installed subsequently approved by the Parent in accordance with its underwriting criteria.

“Approved Fund” means any Person (other than a natural Person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course and that is administered, advised or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers, advises or manages a Lender.

“Assignment and Acceptance” means an assignment and acceptance substantially in the form of Exhibit A.

“Assignment of IP License” means, any Assignment of IP License that may be executed by a Loan Party in favor of the Collateral Agent from time to time, substantially in the form of Exhibit B (as amended, restated, supplemented or otherwise modified, renewed or replaced from time to time).

“Assignment of Phase I MSA” means that certain Assignment of Phase I MSA, substantially in the form of Exhibit C, made by the Parent in favor of the Borrower, including a

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

pay proceeds instruction (as amended, restated, supplemented or otherwise modified, renewed or replaced from time to time).

“Assignment of Phase II Australia MSA” means that certain Assignment of Phase II Australia MSA, substantially in the form of Exhibit D, made by the Borrower in favor of the Collateral Agent, pursuant to which the Borrower will collaterally assign and grant a Lien in the Phase II Australia MSA, as set forth therein (as amended, restated, supplemented or otherwise modified, renewed or replaced from time to time).

“Assignment of Phase II Caribbean MSA” means that certain Assignment of Phase II Caribbean MSA, substantially in the form of Exhibit E, made by the Borrower in favor of the Collateral Agent, pursuant to which the Borrower will collaterally assign and grant a Lien in the Phase II Caribbean MSA, as set forth therein (as amended, restated, supplemented or otherwise modified, renewed or replaced from time to time).

“Assignment of Phase II Exhibitor/Buyer MSA” means that certain Assignment of Phase II Exhibitor/Buyer MSA, substantially in the form of Exhibit F, made by the Borrower in favor of the Collateral Agent, pursuant to which the Borrower will collaterally assign and grant a Lien in the Phase II Exhibitor/Buyer MSA, as set forth therein (as amended, restated, supplemented or otherwise modified, renewed or replaced from time to time).

“Assignment of Phase II KBC MSA” means that certain Assignment of Phase II KBC MSA, substantially in the form of Exhibit G, made by the Borrower in favor of the Collateral Agent, pursuant to which the Borrower will collaterally assign and grant a Lien in the Phase II KBC MSA, as set forth therein (as amended, restated, supplemented or otherwise modified, renewed or replaced from time to time).

“Assignment of Phase II SocGen MSA” means that certain Assignment of Phase II SocGen MSA, substantially in the form of Exhibit H made by the Parent in favor of the Borrower, including a pay proceeds instruction (as amended, restated, supplemented or otherwise modified, renewed or replaced from time to time).

“Assignment of Replacement Phase I MSA” means an Assignment of Replacement Phase I MSA, in form and substance satisfactory to the Administrative Agent in all respects, made by the Borrower, including a pay proceeds instruction (as amended, restated, supplemented or otherwise modified, renewed or replaced from time to time).

“Australian Intercompany Note” means that certain Secured Promissory Note, dated February 28, 2013, made by Cinedigm Australia in favor of the Borrower, in form and substance satisfactory to the Administrative Agent in all respects (as amended, restated, supplemented or otherwise modified, renewed or replaced from time to time), which Australian Intercompany Note and the Australian Intercompany Note Security Documents are collaterally assigned by the Borrower to the Collateral Agent pursuant to the Security Agreement.

“Australian Intercompany Note Security Documents” means, collectively, (x) the Specific Security Agreement (Accounts), dated as of February 28, 2013, made by Cinedigm Australia in favor of the Borrower, and (y) any other security agreements, documents, recordations or filings, in each case, in form and substance satisfactory to the Administrative

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Agent in all respects, in relation to the Australian Intercompany Note (in each case, as amended, restated, supplemented or otherwise modified, renewed or replaced from time to time).

“Authorized Officer” means, with respect to any Loan Party, the chairman of the Board, the president, the chief financial officer, the chief operating officer, the manager of a limited liability company, the secretary, the treasurer or any other senior officer of such Loan Party, but, in any event, with respect to financial matters, the chief financial officer of such Loan Party.

“Back-Up Servicer” means any “Back-Up Servicer” or “Back-Up Administrative Servicer” appointed in accordance with the applicable Management Services Agreement.

“Back-Up Servicer Agreements” means, collectively, the Phase I Back-Up Servicer Agreement or the Phase II Back-Up Servicer Agreement/SocGen MSA, and “Back-Up Servicer Agreement” means any one of them.

“Back-Up Services Expenses” means the fees and expenses payable to a Back-Up Servicer for the Back-up Services (as defined in the applicable Back-Up Servicer Agreement or Management Services Agreement, as applicable) under any Back-Up Servicer Agreement.

“Benefit Plan” means any employee benefit plan as defined in Section 3(3) of ERISA (whether governed by the laws of the United States or otherwise) to which any Group Member incurs or otherwise has any obligation or liability, contingent or otherwise.

“Board” means, with respect to any Person, the board of directors, board of managers, the managing members, sole member, or equivalent governing body of such Person.

“Board of Governors” means the Board of Governors of the Federal Reserve System of the United States, or any successor thereto.

“Borrower” has the meaning set forth in the preamble to this Agreement.

“Borrower Collection Account” means the Cash Collateral Account identified as the “Borrower Collection Account” in Section 7.16(a) and any replacement Cash Collateral Account with a Deposit Bank that is, or whose holding company is, rated at least BBB- by S&P and at least Baa3 by Moody’s requested by the Borrower and reasonably acceptable to the Administrative Agent and the Collateral Agent.

“Borrower Debt Service Reserve” means, as of the Closing Date, an aggregate amount of not less than $1,000,000.

“Borrower Debt Service Reserve Account” means the Cash Collateral Account identified as the “Borrower Debt Service Reserve Account” in Section 7.16(a) and any replacement Cash Collateral Account with a Deposit Bank that is, or whose holding company is, rated at least BBB- by S&P and at least Baa3 by Moody’s requested by the Borrower and reasonably acceptable to the Administrative Agent and the Collateral Agent.

“Borrower Operating Account” means the Cash Collateral Account identified as the “Borrower Operating Account” in Section 7.16(a) and any replacement Cash Collateral Account

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

with a Deposit Bank that is, or whose holding company is, rated at least BBB- by S&P and at least Baa3 by Moody’s requested by the Borrower and reasonably acceptable to the Administrative Agent and the Collateral Agent.

“Borrower Operating Account Reserve” means an aggregate amount equal to $100,000.

“Budget” means, with respect to any period, an annual operating budget, including an income statement, balance sheet and statement of cash flows, including all line item categories, line items and cumulative amounts (with a detailed breakout of Capital Expenditures), details and a statement of underlying assumptions and estimates, all in form and substance reasonably satisfactory to the Administrative Agent based upon a good faith determination, in substantially the same form as the Initial Projections.

“Business Day” means (a) any day that is not a Saturday, Sunday or other day on which banking institutions in the City of New York are required, authorized or otherwise permitted by law or other governmental actions to close, and (b) with respect to any notices or determinations in connection with any LIBOR Rate established hereunder, any day that is also a day for trading by and between banks in Dollar deposits in the London Interbank Eurodollar market.

“Capital Expenditures” means, for any Person for any period, the aggregate of all expenditures, whether or not made through the incurrence of Indebtedness, by such Person and its Subsidiaries during such period for the purchase, acquisition, leasing (pursuant to a Capital Lease), receipt, delivery, construction, installation, replacement, repair, redeployment, substitution or improvement of fixed or capital assets or additions to such assets (other than exchanges of Digital Systems, or components thereof, in connection with system upgrades, including any cash expenditures made in connection therewith to the extent not paid by a CDF1 Credit Agreement Loan Party, which shall not constitute Capital Expenditures for any purpose hereunder), in each case, required to be capitalized under GAAP on a Consolidated balance sheet of such Person, excluding interest capitalized during construction.

“Capital Lease” means, with respect to any Person, any lease of, or other arrangement conveying the right to use, any property (whether real, personal or mixed) by such Person as lessee that has been or is required to be accounted for as a capital lease on a balance sheet of such Person prepared in accordance with GAAP.

“Capitalized Lease Obligations” means, at any time, with respect to any Capital Lease, any lease entered into as part of any Sale and Leaseback Transaction or any synthetic lease of any Person, the amount of all obligations of such Person that is (or that would be required to be, if such synthetic lease or other lease were accounted for as a Capital Lease) capitalized on a balance sheet of such Person prepared in accordance with GAAP.

“Cash Collateral Account” means a deposit account or securities account in the name of the Borrower or any other Loan Party, as applicable, and under the exclusive “control” (as defined in the applicable UCC or other comparable Applicable Law) of the Collateral Agent and (a) in the case of a deposit account, from which the Borrower or the applicable other Loan Party may not make withdrawals except as permitted by the Collateral Agent and (b) in the case of a securities account, with respect to which the Collateral Agent shall be the entitlement holder and

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

the only Person authorized to give (or to authorize another Person to give) entitlement orders with respect thereto.

“Cash Equivalents” means (a) any readily-marketable securities (i) issued by, or directly, unconditionally and fully guaranteed or insured by the United States federal government or (ii) issued by any agency of the United States federal government the obligations of which are fully backed by the full faith and credit of the United States federal government, (b) any readily-marketable direct obligations issued by any other agency of the United States federal government, any state of the United States or any political subdivision of any such state or any public instrumentality thereof, in each case having a rating of at least “A-1” from S&P or at least “P-1” from Moody’s, (c) any commercial paper rated at least “A-1” by S&P or “P-1” by Moody’s and issued by any Person organized under the laws of any state of the United States, (d) any Dollar-denominated time deposit, certificate of deposit, overnight bank deposit or bankers’ acceptance issued or accepted by any Lender or any commercial bank that is, in each case, rated investment grade by both S&P and Moody’s, (e) interests in any money market fund registered under the Investment Company Act of 1940 that (i) has substantially all of its assets invested continuously in the types of investments referred to in clauses (a), (b), (c) or (d) above with maturities as set forth in the proviso below, (ii) has net assets in excess of $500,000,000 and (iii) has obtained from either S&P or Moody’s the highest rating obtainable for money market funds in the United States; provided, however, that the maturities of all obligations specified in any of clauses (a) through (d) above shall not exceed 365 days and (f) other cash equivalents determined by the Administrative Agent to have a risk equivalent to items rated at least “A-1” by S&P or “P-1” by Moody’s and otherwise acceptable from time to time to the Administrative Agent.

“Cash Management Accounts” has the meaning set forth in Section 7.16(a).

“CDCH” has the meaning set forth in the preamble to this Agreement.

“CDF1” means Cinedigm Digital Funding I, LLC, a Delaware limited liability company.

“CDF1 Collection Account” means, prior to the Discharge of the CDF1 Credit Agreement Obligations, the “Collection Account” as such term is defined in the CDF1 Credit Agreement (and as set forth in Section 7.16(a)).

“CDF1 Credit Agreement” means that certain Amended and Restated Credit Agreement, dated as of February 28, 2013, that amended and restated the $172,500,000 Credit Agreement, dated as of May 6, 2010, among CDF1, as borrower, Société Générale, New York Branch, as administrative agent and collateral agent, and the lenders party thereto (as amended, restated, supplemented or otherwise modified, renewed or replaced from time to time).

“CDF1 Credit Agreement Administrative Agent” means Société Générale, New York Branch, in its capacity as administrative agent under the CDF1 Credit Agreement (and any successor thereto acting in such capacity).

“CDF1 Credit Agreement Assignment” means an Assignment Agreement substantially in the form of Exhibit I, between the Borrower and Prospect, pursuant to which the Borrower will

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

assign all of its right, title and interest in its purchase option under Section 9.3 of the CDF1 Credit Agreement (as of the date hereof) to Prospect.

“CDF1 Credit Agreement Collateral Agent” means Société Générale, New York Branch, in its capacity as collateral agent under the CDF1 Credit Agreement (and any successor thereto acting in such capacity).

“CDF1 Credit Agreement Loan Parties” means, collectively, the “Loan Parties” (as such term is defined in the CDF1 Credit Agreement from time to time).

“CDF1 Debt Service Reserve” means the “Debt Service Reserve” (as defined in the CDF1 Credit Agreement).

“CDF1 Debt Service Reserve Account” means the Cash Collateral Account identified as the “CDF1 Debt Service Reserve Account” in Section 7.16(a) and any replacement Cash Collateral Account with a Deposit Bank that is, or whose holding company is, rated at least BBB- by S&P and at least Baa3 by Moody’s requested by the Borrower and reasonably acceptable to the Administrative Agent and the Collateral Agent.

“CDF1 Excess Cash Flow” means, after the Discharge of the CDF1 Credit Agreement Obligations, the excess of (a) the amount on deposit in the CDF1 Collection Account over (b) any amounts that would constitute Permitted Operating Expenses if the CDF1 Credit Agreement remained in effect at such time.

“CDF1 Facility Participation Receipts” means receipts collected with respect to CDCH’s purchase, either on or promptly after the Closing Date, of an aggregate principal amount equal to $5,000,000 in Term Loans (as defined in the CDF1 Credit Agreement) under the CDF1 Credit Agreement, purchased at a purchase price of 99.75% of the aggregate face amount of such Term Loans.

“CDF1 Lockbox Account” means, (x) prior to the Discharge of the CDF1 Credit Agreement Obligations, the “Lockbox Account” as such term is defined in the CDF1 Credit Agreement, and (y) after the Discharge of the CDF1 Credit Agreement Obligations, a deposit account satisfactory to the Administrative Agent and the Collateral Agent.

“CDF1 Obligations” means “Obligations” as such term is defined in the CDF1 Credit Agreement.

“CDF2” means Cinedigm Digital Funding 2, LLC, a Delaware limited liability company.

“CDF2 Credit Agreement” means that certain Credit Agreement, dated as of October 18, 2011, in the original principal amount of $77,500,000, among CDF2, as borrower, Société Générale, New York Branch, as administrative agent (in such capacity, the “CDF2 Administrative Agent”) and collateral agent, and the lenders party thereto (as amended, restated, supplemented or otherwise modified, renewed or replaced from time to time).

“CDF2 Holdings” means CDF2 Holdings, LLC, a Delaware limited liability company.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

“CDF2 Obligations” means “Obligations” as such term is defined in the CDF2 Credit Agreement.

“CDF2 Sale and Contribution Agreement” means the Sale and Contribution Agreement dated as of October 18, 2011 among the Parent, Access Phase 2, CDF2 Holdings and CDF2, including all schedules and exhibits thereto, (as amended, restated, supplemented or otherwise modified, renewed or replaced from time to time).

“CERCLA” means the United States Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. §§ 9601 et seq.).

“Change of Control” means the occurrence of any of the following:  (a) the Parent shall cease to own and control legally and beneficially, directly, 100% of the economic and voting rights associated with ownership of the outstanding Voting Stock of all classes of Voting Stock of the Borrower, provided, that if the Parent presents the Administrative Agent with a written proposal with reasonable supporting detail, describing a proposed transaction involving the sale of less than a majority of the economic and voting rights associated with ownership of the outstanding Voting Stock of all classes of Voting Stock of the Borrower in relation to which the Administrative Agent determines in its sole discretion that neither the Lenders’ economic interests nor the Lenders’ legal rights and remedies are adversely impacted, the Administrative Agent will not unreasonably withhold its consent to such a transaction, (b) the Borrower shall cease to own and control legally and beneficially 100% of the economic and voting rights associated with ownership of the outstanding Voting Stock of all classes of Voting Stock of Access, provided, that if the Parent presents the Administrative Agent with a written proposal with reasonable supporting detail, describing a proposed transaction involving the sale of less than a majority of the economic and voting rights associated with ownership of the outstanding Voting Stock of all classes of Voting Stock of Access in relation to which the Administrative Agent determines in its sole discretion that neither the Lenders’ economic interests nor the Lenders’ legal rights and remedies are adversely impacted, the Administrative Agent will not unreasonably withhold its consent to such a transaction, (c) Access shall cease to own and control legally and beneficially 100% of the economic and voting rights associated with ownership of the outstanding Voting Stock of all classes of Voting Stock of Christie, provided, that if the Parent presents the Administrative Agent with a written proposal with reasonable supporting detail, describing a proposed transaction involving the sale of less than a majority of the economic and voting rights associated with ownership of the outstanding Voting Stock of all classes of Voting Stock of Christie in relation to which the Administrative Agent determines in its sole discretion that neither the Lenders’ economic interests nor the Lenders’ legal rights and remedies are adversely impacted, the Administrative Agent will not unreasonably withhold its consent to such a transaction (provided further, that the pledge by Access of all of the Voting Stock of Christie to secure the CDF1 Obligations or the refinancing thereof shall not constitute a Change of Control, provided that no foreclosure, transfer or exercise on such pledge is occurring), (d) Christie shall cease to own and control legally and beneficially 100% of the economic and voting rights associated with ownership of the outstanding Voting Stock of all classes of Voting Stock of CDF1, provided, that if the Parent presents the Administrative Agent with a written proposal with reasonable supporting detail, describing a proposed transaction involving the sale of less than a majority of the economic and voting rights associated with ownership of the outstanding Voting Stock of all classes of Voting Stock of CDF1 in relation to

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

which the Administrative Agent determines in its sole discretion that neither the Lenders’ economic interests nor the Lenders’ legal rights and remedies are adversely impacted, the Administrative Agent will not unreasonably withhold its consent to such a transaction (provided further, that the pledge by Christie of all of the Voting Stock of CDF1 to secure the CDF1 Obligations or the refinancing thereof shall not constitute a Change of Control, provided that no foreclosure, transfer or exercise on such pledge is occurring), (e) any “change of control” (however defined) shall occur under the terms of any Material Digital Cinema Deployment Agreement that permits the termination of such Material Digital Cinema Deployment Agreement, (f) the Parent shall cease to own and control legally and beneficially 100% of the economic and voting rights associated with ownership of the outstanding Voting Stock of all classes of Voting Stock of Access Phase 2, provided, that if the Parent presents the Administrative Agent with a written proposal with reasonable supporting detail, describing a proposed transaction involving the sale of less than a majority of the economic and voting rights associated with ownership of the outstanding Voting Stock of all classes of Voting Stock of Access Phase 2 in relation to which the Administrative Agent determines in its sole discretion that neither the Lenders’ economic interests nor the Lenders’ legal rights and remedies are adversely impacted, the Administrative Agent will not unreasonably withhold its consent to such a transaction, (g) Access Phase 2 shall cease to own and control legally and beneficially 100% of the economic and voting rights associated with ownership of the outstanding Voting Stock of all classes of Voting Stock of CDF2 Holdings, provided, that if the Parent presents the Administrative Agent with a written proposal with reasonable supporting detail, describing a proposed transaction involving the sale of less than a majority of the economic and voting rights associated with ownership of the outstanding Voting Stock of all classes of Voting Stock of CDF2 Holdings in relation to which the Administrative Agent determines in its sole discretion that neither the Lenders’ economic interests nor the Lenders’ legal rights and remedies are adversely impacted, the Administrative Agent will not unreasonably withhold its consent to such a transaction (provided further, that the pledge by Access Phase 2 of all of the Voting Stock of CDF2 Holdings to secure the CDF2 Obligations or the refinancing thereof shall not constitute a Change of Control, provided that no foreclosure, transfer or exercise on such pledge is occurring), (h) CDF2 Holdings shall cease to own and control legally and beneficially 100% of the economic and voting rights associated with ownership of the outstanding Voting Stock of all classes of Voting Stock of CDF2, provided, that if the Parent presents the Administrative Agent with a written proposal with reasonable supporting detail, describing a proposed transaction involving the sale of less than a majority of the economic and voting rights associated with ownership of the outstanding Voting Stock of all classes of Voting Stock of CDF2 in relation to which the Administrative Agent determines in its sole discretion that neither the Lenders’ economic interests nor the Lenders’ legal rights and remedies are adversely impacted, the Administrative Agent will not unreasonably withhold its consent to such a transaction, (provided further, that the pledge by CDF2 Holdings of all of the Voting Stock of CDF2 to secure the CDF2 Obligations or the refinancing thereof shall not constitute a Change of Control, provided that no foreclosure, transfer or exercise on such pledge is occurring), or (i) any Group Member consolidates or amalgamates with or merges into another entity or conveys, transfers or leases all or substantially all of its property and assets to any Person (other than the grant of a Lien in and to its assets pursuant to the Loan Documents or as expressly permitted by Sections 8.02 and 8.05).

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

“CHG” means CHG-MERIDIAN U.S. Finance, Ltd., a California corporation, and its successors and permitted assigns under the CHG Lease Facility and the CDF2 Credit Agreement; provided that the term “CHG” shall include, where appropriate, the CHG Lease Collateral Agent (as defined in the CHG Lease Agreement).

“CHG Lease Agreement” has the meaning set forth in the Multiparty Agreement.

“CHG Lease Facility” means the lease facility provided by CHG and any other CHG Lease Participant to CDF2 Holdings and evidenced by the CHG Lease Facility Documents in an aggregate amount advanced by CHG (without giving effect to advances funded with the proceeds of the CDF2 Non-Recourse Loans (as defined in the CDF2 Credit Agreement)) of $23,050,000 (which may be increased to up to $28,900,000) and which (when combined with advances funded with the proceeds of CDF2 Non-Recourse Loans) will fund up to $58,500 per Designated Installed Digital System and up to $53,500 per any other Installed Digital System.

“CHG Lease Facility Documents” means, collectively, the CHG Lease Agreement, all sale and leaseback agreements, all schedules, supplemental terms riders and confirmations thereunder, all updates to such schedules and confirmations, all irrevocable order of payments and all updates thereto, the CHG Lease Security Documents (as defined in the Multiparty Agreement), all commitment letters by CHG to fund not less than $23,050,000 to CDF2 Holdings (without giving effect to advances funded with the proceeds of the CDF2 Non-Recourse Loans), each purchase and sale agreement with respect to CHG’s acquisition of rights in the Installed Digital Systems which are subject to the CHG Lease Agreement, the Multiparty Agreement and all other agreements, certificates and other documents executed in connection with the CHG Lease Agreement, in each case, on terms and conditions satisfactory to the Administrative Agent in its sole discretion, and as the same may be amended, restated, supplemented, modified and/or refinanced from time to time as permitted under this Agreement.

“Christie” means Christie/AIX, Inc., a Delaware corporation.

“Christie Deferred Payment” means a deferred payment in a principal amount not to exceed $600,000 payable by Access Phase 2 to Christie Digital Systems USA, Inc. pursuant to the Deferred Payment and Security Agreement (Neighborhood) dated as of March 3, 2009.

“Cinedigm Australia” means Cinedigm Digital Cinema Australia Pty Ltd., an Australian company.

“Closing Date” means the first date upon which (i) all conditions precedent listed in Article V have been satisfied by no later than 1:00 p.m. (or such later time as may be acceptable to the Administrative Agent in its sole discretion) and (ii) the Term Loans are funded (which funding may be substantially simultaneous with the fulfillment, satisfaction or waiver of the conditions precedent in Article V).

“Closing Date Permitted Restricted Payment” means the payment of a dividend or distribution by the Borrower to the Parent the aggregate proceeds of which will be used as permitted under Section 7.10, in the amounts set forth on Schedule A.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and all rules, regulations, standards and guidelines issued thereunder.  Section references to the Code are to the Code as in effect at the date of this Agreement, and any subsequent provisions of the Code amendatory thereof, supplemental thereto or substituted therefor.

“Collateral” means any assets of the Parent, or any Loan Party, or any other assets, in each case, upon which the Collateral Agent has been granted a Lien in connection with this Agreement.

“Collateral Agent” has the meaning set forth in the preamble to this Agreement.

“Collateral Assignee” has the meaning set forth in Section 11.06(d).

“Collections” means all cash, checks, credit card slips or receipts, notes, instruments, and other items of payment (including insurance proceeds, proceeds of cash sales, rental proceeds, and tax refunds) received by the Loan Parties.

“Commitment” means, with respect to each Lender, such Lender’s Term Loan Commitment.

“Compliance Certificate” means a certificate duly completed and executed by an Authorized Officer of the Borrower substantially in the form of Exhibit J, together with such changes thereto or departures therefrom as the Administrative Agent may from time to time reasonably request or approve.

“Confidential Information” has the meaning set forth in Section 11.16.

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Consents” means, collectively, (a) a consent from each Distributor party to a Digital Cinema Deployment Agreement, (b) to the extent not included in any Exhibitor Agreement, a consent from each Approved Exhibitor party to an Exhibitor Agreement, and (c) to the extent not included in any Management Services Agreement, a consent from an administrative servicer or manager, thereunder, in each case in form and substance satisfactory to the Administrative Agent.

“Consolidated” means, with respect to any Person, the financial results of such Person and its Subsidiaries consolidated in accordance with GAAP.

“Constituent Documents” means, with respect to any Person, collectively and, in each case, together with any modification of any term thereof, (a) the articles of incorporation, certificate of incorporation, constitution or articles or certificate of organization or formation of such Person, (b) the bylaws, operating agreement, partnership agreement or joint venture agreement of such Person, (c) any other constitutive, organizational or governing document of such Person, whether or not equivalent, and (d) any other document setting forth the manner of election or duties of the directors, officers, managers, managing members or partners of such

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Person or the designation, amount or relative rights, limitations and preferences of any Stock of such Person.

“Contingent Liability” means, for any Person, any agreement, undertaking or arrangement by which such Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the Indebtedness of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the Stock of any other Person.  The amount of any Person’s obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount of the debt, obligation or other liability guaranteed thereby.

“Contractual Obligation” means, with respect to any Person, any provision of any Security issued by such Person or of any document or undertaking (other than a Loan Document) to which such Person is a party or by which it or any of its property is bound or to which any of its property is subject, including the General Services Agreement, all Exhibitor Agreements, all Management Services Agreements, all Service Agreements, all Digital Cinema Deployment Agreements, all CHG Lease Facility Documents, all KBC Facility Documents and all Tax Consolidation Documents.

“Copyrights” means all rights, title and interests (and all related IP Ancillary Rights) arising under any Applicable Law in or relating to copyrights and all mask work, database and design rights, whether or not registered or published, all registrations and recordations thereof and all applications in connection therewith.

“Copyright Security Agreements” means any Copyright Security Agreements made in favor of Collateral Agent by a Loan Party entered into after the Closing Date (as required by this Agreement or any other Loan Document).

“Corporate Chart” means a document in form reasonably acceptable to the Administrative Agent and setting forth, as of a date set forth therein, for the Parent and each Person that is a Loan Party or that is a Subsidiary or joint venture of any of them conducting the Servicing Business, (a) the full legal name of such Person, (b) the jurisdiction of organization and any organizational number and tax identification number of such Person, (c) the location of such Person’s chief executive office (or, if applicable, sole place of business) and (d) the number of shares of each class of Stock of such Person authorized, the number outstanding and the number and percentage of such outstanding shares for each such class owned, directly or indirectly, by any Loan Party or any Subsidiary of any of them.

“Customary Permitted Liens” means, with respect to any Person, any of the following:

(a)           Liens (i) with respect to the payment of taxes, assessments or other governmental charges or (ii) of suppliers, carriers, materialmen, warehousemen, workmen or mechanics and other similar Liens, in each case imposed by law or arising in the ordinary course of business, and, for each of the Liens in clauses (i) and (ii) above for amounts that are not yet due or that are being contested in good faith by appropriate proceedings diligently conducted and

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

with respect to which adequate reserves are maintained on the books of such Person in accordance with GAAP;

(b)           Liens of a collection bank on items in the course of collection arising under Section 4-208 of the UCC or any similar section under any applicable UCC or any similar Applicable Law of any foreign jurisdiction;

(c)           pledges or cash deposits made in the ordinary course of business (i) in connection with workers’ compensation, unemployment insurance or other types of social security benefits (other than any Lien imposed by ERISA), (ii) to secure the performance of bids, tenders, leases (other than Capital Leases) sales or other trade contracts (other than for the repayment of borrowed money) or (iii) made in lieu of, or to secure the performance of, surety, customs, reclamation or performance bonds (in each case not related to judgments or litigation);

(d)           judgment liens (other than for the payment of taxes, assessments or other governmental charges) securing judgments and other proceedings not constituting an Event of Default under Section 9.01(g) and pledges or cash deposits made in lieu of, or to secure the performance of, judgment or appeal bonds in respect of such judgments and proceedings;

(e)           Liens (i) arising by reason of zoning restrictions, easements, licenses, reservations, restrictions, covenants, rights-of-way, encroachments, minor defects or irregularities in title (including leasehold title) and other similar encumbrances on the use of Real Property or (ii) consisting of leases, licenses or subleases granted by a lessor, licensor or sublessor on its property (in each case other than Capital Leases) otherwise permitted under Section 8.02 that, for each of the Liens in clauses (i) and (ii) above, do not, in the aggregate, materially (x) impair the value or marketability of such Real Property or (y) interfere with the ordinary conduct of the business conducted and proposed to be conducted at such Real Property;

(f)            Liens of landlords and mortgagees of landlords (i) arising by statute or under any lease or related Contractual Obligation entered into in the ordinary course of business, (ii) on fixtures and movable tangible property located on the Real Property leased or subleased from such landlord, (iii) for amounts not yet due or that are being contested in good faith by appropriate proceedings diligently conducted and (iv) for which adequate reserves or other appropriate provisions are maintained on the books of such Person in accordance with GAAP; and

(g)           the title and interest of a lessor or sublessor in and to personal property permitted to be leased or subleased under this Agreement (other than through a Capital Lease), in each case extending only to such personal property.

“Default” means any event, act or condition that, with notice or lapse of time, or both, would constitute an Event of Default.

“Deposit Bank” means any financial institution reasonably acceptable to the Administrative Agent.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

“Designated Cineplex” means a cineplex owned or operated by (a) Marcus Theaters Corporation or (b) any other Phase II Exhibitor mutually agreed between (i) the Parent and the Borrower and (ii) the Administrative Agent in its sole discretion.

“Designated Installed Digital System” means any Phase II Installed Digital System installed, or to be installed, at a Designated Cineplex.

“Digital Cinema Deployment Agreement” means either a Phase I Digital Cinema Deployment Agreement or a Phase II Digital Cinema Deployment Agreement, as applicable and as the context requires, and “Digital Cinema Deployment Agreements” means all of the Phase I Digital Cinema Deployment Agreements and Phase II Digital Cinema Deployment Agreements, collectively.

“Digital Systems” means, (A) with respect to the Phase I Group Members, collectively, (a) a DLP Cinema 2k projector, capable of both 2-D and 3-D display, (b) a digital cinema server and (c) a central storage server with management software and other such components required to meet, except as set forth on Schedule 6.26, the Digital Cinema System Specification V1.1 (issued April 12, 2007 by Digital Cinema Initiatives, LLC, as amended from time to time) or such other similar systems as are acceptable to the Administrative Agent, in each case, owned by a Phase I Group Member, and (B) with respect to the Phase II Group Members, collectively, (a) a DLP Cinema 2k or 4k projector, capable of both 2-D and 3-D display, (b) a digital cinema server and (c) a central storage server with management software and other such components required to meet, except as set forth on Schedule 6.26, the DCI Technical Specification Version 1.2 issued March 7, 2008, by Digital Cinema Initiatives, LLC, all amendments issued on or prior to July 28, 2011, all errata issued on or prior to July 28, 2011, and the DCI Stereoscopic Digital Cinema Addendum Version 1.0 released July 11, 2007 and all errata issued and specifications formally approved and adopted by SMPTE technology committees on or prior to July 28, 2011, as well as any security-related SMPTE standards or specifications (e.g. DCP packaging and key authentication and delivery updates) which are formally approved and adopted by SMPTE technology committees after July 28, 2011 that require a software upgrade) or as required by the applicable Phase II Digital Cinema Deployment Agreement or such other similar systems as are acceptable to the Administrative Agent.

“Discharge of the CDF1 Credit Agreement Obligations” means the repayment in full of the CDF1 Obligations.

“Distribution Report” has the meaning set forth in the Distributor Lockbox Collateral Agency Agreement.

“Distributor” means a Person in the business of distributing theatrical feature films or other traditional or non-traditional motion picture content for exhibition in a theater.

“Distributor Lockbox Account” has the meaning set forth in the Multiparty Agreement.

“Distributor Lockbox Collateral Agency Agreement” means an agreement, in form and substance reasonably acceptable to the Administrative Agent, appointing a financial institution reasonably acceptable to the Administrative Agent, as collateral agent for the benefit of the parties entitled to receive payments under agreements with CDF2, the Parent or any Affiliate

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

thereof of amounts due from Distributors under any Digital Cinema Deployment Agreements related to the rollout by the Parent and its Subsidiaries via rollout vehicles (including the Phase 2 Rollout), and providing for the allocation of distribution of such amount, provided, that the Collateral Agency Agreement, dated as of April 24, 2012, among Access Phase 2, Access B/AIX, the Parent, Union Bank, N.A., as collateral agent, Société Générale, New York Branch, as administrative agent and collateral agent under the Senior Credit Documents (as defined therein), Société Générale, New York Branch, as collateral agent under the Lease Security Agreement (as defined therein), KBC Bank NV and each Additional VPF Creditor (as defined therein), shall be deemed acceptable to the Administrative Agent.

“Distributor Lockbox Collateral Agency Agreement Instructions” means, collectively, instructions or other documentation reasonably satisfactory to the Administrative Agent and the Collateral Agent in substantially the form of Exhibit K, pursuant to which (a) the Collateral Agent will become an “Additional VPF Creditor” (as defined in the Distributor Lockbox Collateral Agency Agreement) under the Distributor Lockbox Collateral Agency Agreement and (b) all Distribution Reports will indicate that (in accordance with the terms of the Distributor Lockbox Collateral Agency Agreement) all Servicing Fee or Incentive Servicing Fee revenues from the Phase II Caribbean MSA, the Phase II Exhibitor/Buyer MSA and any other Management Services Agreement in relation to which any Servicing Fee or Incentive Servicing Fee revenues may be payable (subject and pursuant to its existing provisions) and which revenues are first deposited into the Distributor Lockbox Account, are to be promptly deposited into the Borrower Collection Account, whether or not any Event of Default (as defined therein) has occurred.

“Dollars” and “$” means dollars in lawful currency of the United States of America.

“Domestic Subsidiary” means each Subsidiary of the Parent that is a “United States person” within the meaning of Section 7701(a)(30) of the Code.

“Environmental Laws” means all Applicable Law and Permits imposing liability or standards of conduct for or relating to the regulation and protection of human health, safety, the environment and natural resources or hazardous material, transportation, reuse, recycling, potential resale or disposal of the Digital Systems, including CERCLA, the SWDA, the Hazardous Materials Transportation Act (49 U.S.C. §§ 5101 et seq.), the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. §§ 136 et seq.), the Toxic Substances Control Act (15 U.S.C. §§ 2601 et seq.), the Clean Air Act (42 U.S.C. §§ 7401 et seq.), the Federal Water Pollution Control Act (33 U.S.C. §§ 1251 et seq.), the Occupational Safety and Health Act (29 U.S.C. §§ 651 et seq.), the Safe Drinking Water Act (42 U.S.C. §§ 300(f) et seq.), Basel Convention on the control of Transboundary Movements of Hazardous Wastes and their Disposal (BASEL); the Waste Electrical and Electronic Equipment (WEEE), Directive 2002/96/EC of the European Parliament and the Council of 27 January 2003; and any other similar federal, state or local laws relating to the environment, the transportation, disposal, reuse or recycling of the Digital Systems, all regulations promulgated under any of the foregoing, all analogous Applicable Law and Permits and any environmental transfer of ownership notification or approval statutes, including the Industrial Site Recovery Act (N.J. Stat. Ann. §§ 13:1K-6 et seq.).

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

“Environmental Liabilities” means all Liabilities (including costs of Remedial Actions, natural resource damages and costs and expenses of investigation and feasibility studies) that may be imposed on, incurred by or asserted against any Group Member as a result of, or related to, any claim, suit, action, investigation, proceeding or demand by any Person, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law or otherwise, arising under any Environmental Law or in connection with any environmental, health or safety condition or with any Release and (a) arising out of the use, transportation, sale, recycling or disposal of the Digital Systems or (b) resulting from the ownership, lease, sublease or other operation or occupation of property by any Group Member, whether on, prior or after the date hereof.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated thereunder.  Section references to ERISA are to ERISA as in effect at the date of this Agreement and any subsequent provisions of ERISA amendatory thereof, supplemental thereto or substituted therefor.

“ERISA Affiliate” means, collectively, any Group Member, and any Person under common control, or treated as a single employer, with any Group Member, within the meaning of Section 414(b), (c), (m) or (o) of the Code.

“Event of Default” has the meaning set forth in Article IX.

“Excess Cash Flow” means, for the period from the Closing Date to June 30, 2013, and for each subsequent Fiscal Quarter, the sum of (i) the Servicing Excess Cash Flow, plus, (ii) the CDF1 Facility Participation Receipts.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal  withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 11.07) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 4.04, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 4.04(e) and (d) any U.S. federal withholding Taxes imposed under FATCA.

“Executive Order” has the meaning set forth in Section 6.24.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

“Exhibitor Agreement” means either a Phase I Exhibitor Agreement or a Phase II Exhibitor Agreement, as applicable and as the context requires, and “Exhibitor Agreements” means all of the Phase I Exhibitor Agreements and Phase II Exhibitor Agreements, collectively.

“Exhibitor Payment” means any payment due and payable to a Group Member under an Exhibitor Agreement for exhibition of alternative content, for usage of systems to display advertising or for any other use of Installed Digital Systems generating a payment obligation for which payment has not been received by such Group Member from another agreed source.  For the avoidance of doubt, “Exhibitor Payment” shall not include any payments made by an Approved Exhibitor with respect to the difference between the value of an exchanged system and the value of an upgraded system pursuant to an exchange in connection with a systems upgrade.

“Existing Facility” means the credit facility extended to CDF1 under the CDF1 Credit Agreement.

“Existing Sageview Indebtedness” means the outstanding amount of Indebtedness owing by the Parent under the Parent’s Senior Secured Note, as amended and restated on May 6, 2010, payable to Sageview Capital Master, L.P. (as such Senior Secured Note shall have been further amended, restated, supplemented or otherwise modified from time to time).

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code.

“Fees” means all amounts payable pursuant to, or referred to in, Section 3.01, in the Structuring Fee Letter or the Work Letter.

“Financial Statement” means the Initial Financial Statements and each financial statement delivered pursuant to Sections 7.01(a), (b) or (c).

“Fiscal Quarter” means each three month fiscal period ending on March 31, June 30, September 30 or December 31.

“Fiscal Year” means each twelve month period ending on March 31.

“Fixed Rate” means two percent (2.00%) per annum.

“Foreign Lender” means (a) if the Borrower is a U.S. Person, a Lender that is not a U.S. Person, and (b) if the Borrower is not a U.S. Person, a Lender that is resident or organized under the laws of a jurisdiction other than that in which the Borrower is resident for tax purposes.

“Foreign Security Documents” means, collectively, any accommodation security agreements, security agreements, pledge agreements, guarantees, legal opinions, filings, or other similar documents, agreements or registrations governed by the Applicable Laws of any jurisdiction other than the U.S.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

“Foreign Subsidiary” means each Subsidiary of the Parent that is not a Domestic Subsidiary.

“GAAP” means generally accepted accounting principles in the United States, as in effect from time to time, set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants, in the statements and pronouncements of the Financial Accounting Standards Board and in such other statements by such other Person as may be in general use by significant segments of the accounting profession in the United States that are applicable to the circumstances as of the date of determination.  Subject to Section 1.03, all references to “GAAP” shall be to GAAP applied consistently with the principles used in the preparation of the audited Initial Financial Statements referred to in clause (a) of the definition of Initial Financial Statements.

“General Services Agreement” means that certain General Services Agreement, between the Parent and the Borrower, pursuant to which the Parent has agreed to perform for the Borrower certain overhead, managerial and other functions, in form and substance satisfactory to the Administrative Agent in its sole discretion, and substantially in the form of Exhibit L.

“Governmental Authority” means any federal or local government of the United States, any foreign country, any multinational authority, or any state, commonwealth, province, protectorate or political subdivision thereof, and any entity, body or authority exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, including the PBGC and other quasi-governmental entities established to perform such functions, and in each case any department or agency thereof.

“Group Members” means, collectively, the Phase I Group Members and the Phase II Group Members, and “Group Member” means any such Person, individually.

“Guarantors” means, (a) each of Access and Access Phase 2, and (b) each other Person that becomes a party to the Security Agreement or otherwise provides a guaranty for the payment and performance of the Obligations after the Closing Date pursuant to Section 7.08.

“Guaranty Obligation” means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of such Person for any Indebtedness, lease, dividend or other obligation (the “primary obligation”) of another Person (the “primary obligor”), if the purpose or intent of such Person in incurring such liability, or the economic effect thereof, is to guarantee such primary obligation or provide support, assurance or comfort to the holder of such primary obligation or to protect or indemnify such holder against loss with respect to such primary obligation, including (a) the direct or indirect guaranty, endorsement (other than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of any primary obligation, (b) the incurrence of reimbursement obligations with respect to any letter of credit or bank guarantee in support of any primary obligation, (c) the existence of any Lien, or any right, contingent or otherwise, to receive a Lien, on the property of such Person securing any part of any primary obligation and (d) any liability of such Person for a primary obligation through any Contractual Obligation (contingent or otherwise) or other arrangement (i) to purchase, repurchase or otherwise acquire such primary obligation or any security therefor or to provide funds for the payment or discharge of such

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

primary obligation (whether in the form of a loan, advance, stock purchase, capital contribution or otherwise), (ii) to maintain the solvency, working capital, equity capital or any balance sheet item, level of income or cash flow, liquidity or financial condition of any primary obligor, (iii) to make take-or-pay or similar payments, if required, regardless of non-performance by any other party to any Contractual Obligation, (iv) to purchase, sell or lease (as lessor or lessee) any property, or to purchase or sell services, primarily for the purpose of enabling the primary obligor to satisfy such primary obligation or to protect the holder of such primary obligation against loss or (v) to supply funds to or in any other manner invest in, such primary obligor (including to pay for property or services irrespective of whether such property is received or such services are rendered); provided, however, that “Guaranty Obligations” shall not include (x) endorsements for collection or deposit in the ordinary course of business and (y) product warranties given in the ordinary course of business. The outstanding amount of any Guaranty Obligation shall equal the outstanding amount of the primary obligation so guaranteed or otherwise supported or, if lower, the stated maximum amount for which such Person may be liable under such Guaranty Obligation.

“Hazardous Material” means (a) any substance, material or waste that is classified, regulated or otherwise characterized under any Environmental Law as hazardous, toxic, a contaminant or a pollutant or by other words of similar meaning or regulatory effect, including petroleum or any fraction thereof, asbestos, polychlorinated biphenyls and radioactive substances or (b) electronic waste and parts or materials derived from the Digital Systems destined for recycling or disposal but not for direct reuse that consists of lead or beryllium containing circuit boards, cathode ray tubes (“CRT”s), CRT glass (processed and unprocessed), as well as computers, monitors, peripherals and other electronics containing such circuit boards and/or CRTs.

“Hedging Agreement” means (a) any and all agreements or documents not entered into for speculative purposes that provide for an interest rate, credit, commodity or equity swap, cap, floor, collar, forward foreign exchange transaction, currency swap, cross currency rate swap, currency option, or any combination of, or option with respect to, these or similar transactions, for the purpose of hedging exposure to fluctuations in interest or exchange rates, loan, credit exchange, security, or currency valuations or commodity prices, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

“Incentive Servicing Fee” has the meaning set forth in the applicable Management Services Agreement.

“Indebtedness” of any Person means, without duplication, any of the following, whether or not matured:  (a) all indebtedness for borrowed money, (b) all obligations evidenced by notes, bonds, debentures or similar instruments, (c) all reimbursement and other obligations with respect to (i) letters of credit (whether drawn or undrawn), bank guarantees or bankers’ acceptances or (ii) surety, customs, reclamation or performance bonds (in each case not related to judgments or litigation) other than those entered into in the ordinary course of business, (d) all

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

obligations to pay the deferred purchase price of property or services, other than trade payables incurred in the ordinary course of business, (e) all obligations created or arising under any conditional sale or other title retention agreement, regardless of whether the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property, (f) all Capitalized Lease Obligations, (g) all obligations, whether or not contingent, to purchase, redeem, retire, defease or otherwise acquire for value any of its own Stock or Stock Equivalents (or any Stock or Stock Equivalent of a direct or indirect parent entity thereof) prior to the date that is 180 days after the Maturity Date, valued at, in the case of redeemable preferred Stock, the greater of the voluntary liquidation preference and the involuntary liquidation preference of such Stock plus accrued and unpaid dividends, (h) all payments that would be required to be made in respect of any Hedging Agreement in the event of a termination (including an early termination) on the date of determination and (i) all Guaranty Obligations for obligations of any other Person constituting Indebtedness of such other Person; provided, however, that the items in each of clauses (a) through (i) above shall constitute “Indebtedness” of such Person solely to the extent, directly or indirectly, (x) such Person is liable for any part of any such item, (y) any such item is secured by a Lien on such Person’s property or (z) any other Person has a right, contingent or otherwise, to cause such Person to become liable for any part of any such item or to grant such a Lien.

“Indemnified Liabilities” has the meaning set forth in Section 11.05.

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes.

“Initial Financial Statements” means (a) the Consolidated unaudited balance sheet of CDF1 and its Subsidiaries for the Fiscal Quarter ended December 31, 2012 and related Consolidated statements of income and cash flow for such Fiscal Quarter and that portion of the Fiscal Year ending as of the close of such Fiscal Quarter, (b) the Consolidated audited balance sheet of CDF1 and its Subsidiaries for the Fiscal Year ended March 31, 2012 and the related Consolidated statements of income and cash flow for such Fiscal Year, (c) the unaudited income statement of the Servicing Business for the Fiscal Quarter ended December 31, 2012 and for the Fiscal Year ended March 31, 2012, (d) the unaudited income statement of the Servicing Business for the year-to-date period ending December 31, 2012, and (e) a current (calculated as of February 25, 2013) report of the aggregate amount of all Servicing Business accounts receivable.

“Initial Projections” means that certain financial forecast prepared by or on behalf of Borrower’s management and dated on or around the Closing Date (and otherwise in form and substance satisfactory to the Administrative Agent) attached hereto as Schedule 2 which, for the avoidance of doubt, presents projected financial forecasts through March 31, 2021.

“Installed Digital Systems” means either a Phase I Installed Digital System or a Phase II Installed Digital System, as applicable and as the context requires, and “Installed Digital Systems” means all of the Phase I Installed Digital Systems and Phase II Installed Digital Systems, collectively.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

“Intellectual Property” means all rights, title and interests in or relating to intellectual property and industrial property arising under any Applicable Law and all IP Ancillary Rights relating thereto, including all Copyrights, Patents, Trademarks, Internet Domain Names, Trade Secrets and IP Licenses.

“Intercompany Agreements” means all agreements among CDF1, Christie, Access, Hollywood Software, Inc. and/or the Parent.

“Interest Payment Date” means the last day of each calendar month of each year, commencing on March 31, 2013; provided that if any Interest Payment Date occurs on a day that is not a Business Day, then such Interest Payment Date shall be deemed to occur on the next succeeding Business Day.

“Interest Period” means, with respect to any Term Loan, initially the period from the Closing Date through March 31, 2013, and at all times thereafter, each calendar month.

“Interest Rate Contracts” means any interest rate swap agreement, interest rate cap agreement, agreement for the repurchase of the imbedded LIBOR Rate floor, interest rate collar agreement and interest rate insurance entered into with a Secured Hedging Counterparty or otherwise acceptable to the Administrative Agent that protects against increases in the LIBOR Rate.

“Internet Domain Names” means all rights, title and interests (and all related IP Ancillary Rights) arising under any Applicable Law in or relating to Internet domain names.

“Inventory” means any and all “goods” (as defined in the UCC) which shall at any time constitute “inventory” (as defined in the UCC) of a Loan Party, wherever located (including without limitation, goods in transit and goods in the possession of third parties), or which from time to time are held for sale, lease or consumption in a Loan Party’s business, furnished under any contract of service or held as raw materials, work in process, finished inventory or supplies (including without limitation, packaging and/or shipping materials).

“Investment” means, with respect to any Person, directly or indirectly, (a) the ownership, purchase or other acquisition, in each case whether beneficially or otherwise, of any investment in, including any interest in, any Security of any other Person (other than any evidence of any Obligation), (b) the purchase or other acquisition, whether in one transaction or in a series of transactions, of all or a significant part of the property of any other Person or a business conducted by any other Person or all or substantially all of the assets constituting the business of a division, branch, brand or other unit operation of any other Person, (c) to incur, or to remain liable under, any Guaranty Obligation for Indebtedness of any other Person, to assume the Indebtedness of any other Person or to make, hold, purchase or otherwise acquire, in each case directly or indirectly, any deposit, loan, advance, commitment to lend or advance, or other extension of credit (including by deferring or extending the date of, in each case outside the ordinary course of

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

business, the payment of the purchase price for Sales of property or services to any other Person, to the extent such payment obligation constitutes Indebtedness of such other Person), excluding deposits with financial institutions available for withdrawal on demand and prepaid expenses, accounts receivable and similar items created in the ordinary course of business, (d) to make, directly or indirectly, any contribution to the capital of any other Person or (e) to Sell any property for less than fair market value (including a disposition of cash or Cash Equivalents in exchange for consideration of lesser value); provided, however, that such Investment shall be valued at the difference between the value of the consideration for such Sale and the fair market value of the property Sold.

“IP Ancillary Rights” means, with respect to any other Intellectual Property, as applicable, all foreign counterparts to, and all divisionals, reversions, continuations, continuations-in-part, reissues, reexaminations, renewals and extensions of, such Intellectual Property and all income, royalties, proceeds and Liabilities at any time due or payable or asserted under or with respect to any of the foregoing or otherwise with respect to such Intellectual Property, including all rights to sue or recover at law or in equity for any past, present or future infringement, misappropriation, dilution, violation or other impairment thereof, and, in each case, all rights to obtain any other IP Ancillary Right.

“IP Escrow Agreement” means the Three-Party Master Beneficiary Escrow Service Agreement, dated effective as of May 6, 2010 and amended as of February 28, 2013, among the CDF1 Credit Agreement Collateral Agent, as beneficiary, Access and Hollywood Software, Inc., as depositor, and Iron Mountain Intellectual Property Management, Inc., as escrow agent, and any replacement of the same executed in favor of the Collateral Agent, as beneficiary, after the Discharge of the CDF1 Credit Agreement Obligations.

“IP License” means all Contractual Obligations (and all related IP Ancillary Rights), whether written or oral, granting any right, title and interest in or relating to any Intellectual Property.

“KBC Facility Documents” means, collectively, those certain agreements set forth on Schedule 3 (as amended, restated, supplemented or otherwise modified, renewed or replaced from time to time).

“Law” means any law (including common law), statute, regulation, ordinance, rule, order, policy, decree, judgment, consent decree, writ, injunction, settlement agreement or governmental requirement enacted, promulgated or imposed or entered into or agreed by any Governmental Authority or determination of an arbitrator.

“Lender” has the meaning set forth in the preamble to this Agreement.

“Liabilities” means all claims, actions, suits, judgments, damages, losses, liability, obligations, responsibilities, fines, penalties, sanctions, costs, fees, taxes, commissions, charges, disbursements and expenses, in each case of any kind or nature (including interest accrued thereon or as a result thereto and fees, charges and disbursements of financial, legal and other advisors and consultants), whether joint or several, whether or not indirect, contingent, consequential, actual, punitive, treble or otherwise.

“LIBOR Rate” means, for any Interest Period, a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1.00%) equal to the Three Month London Inter Bank Offered Rate for U.S. Dollar Deposits as set and published by the British Banker’s Association and as obtained by the Administrative Agent from a wire that is sent through Bloomberg, L.P. (or, if

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

unavailable, another service or publication selected by the Administrative Agent) two (2) Business Days prior to the first day of such Interest Period.

“Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment, charge, deposit arrangement, encumbrance, easement, lien (statutory or other), security interest or other security arrangement and any other preference, priority or preferential arrangement of any kind or nature whatsoever, including any conditional sale contract or other title retention agreement, the interest of a lessor under a Capital Lease and any synthetic or other financing lease having substantially the same economic effect as any of the foregoing.

“Limited Recourse Guarantor” means, the Parent, in such capacity.

“Limited Recourse Guaranty” means a Limited Recourse Guaranty made by the Parent, as Limited Recourse Guarantor, in favor of the Collateral Agent and the Administrative Agent for the benefit of the Secured Parties, substantially in the form of Exhibit M.

“Limited Recourse Pledge Agreement” means a Limited Recourse Pledge Agreement made by the Parent, as Limited Recourse Pledgor, in favor of the Collateral Agent for the benefit of the Secured Parties, substantially in the form of Exhibit N.

“Limited Recourse Pledgor” means, the Parent, in such capacity.

“Loan Documents” means this Agreement, the Notes, the Structuring Fee Letter, the Work Letter, the Security Documents, the Limited Recourse Guaranty, the CDF1 Credit Agreement Assignment, the Distributor Lockbox Collateral Agency Agreement Instructions, any intercreditor or subordination agreements in favor of any Agent with respect to this Agreement at any time after the Closing Date, and any other document, instrument, certificate or agreement executed by the Limited Recourse Pledgor, the Limited Recourse Guarantor, the Parent, any Loan Party, or by the Borrower on behalf of any other Loan Party, and delivered to any Agent or Lender in connection with any of the foregoing or the Obligations, in each case as amended, supplemented or otherwise modified or renewed from time to time.

“Loan Party” means the Borrower, each of the Guarantors, and each other Person that becomes a Loan Party hereafter pursuant to the execution of joinder documents, and such Persons, collectively, the “Loan Parties”.  For the avoidance of doubt, the term “Loan Party” shall not include the Parent.

“Management Report” means the report submitted by management pursuant to Section 7.01(a).

“Management Services Agreements” means, collectively, the Phase I MSA, the Phase II Australia MSA, the Phase II Caribbean MSA, the Phase II Exhibitor/Buyer MSA, the Phase II KBC MSA, the Phase II SocGen MSA, any Replacement Phase I MSA, and any other management services agreement entered into in connection with the Servicing Business from time to time with the Borrower as manager or administrative servicer thereunder, and, each one of the foregoing is, individually, a “Management Services Agreement”.

“Margin” means nine percent (9.00%) per annum.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

“Master Agreement” has the meaning set forth in the definition of the term “Hedging Agreement.”

“Material Adverse Effect” means an effect that results in or causes, or could reasonably be expected to result in or cause, a material adverse change in any of (a) the condition (financial or otherwise), business, performance, prospects (in the reasonable judgment of the Administrative Agent), operations or property of the Loan Parties, taken as a whole, or the Phase I Group, taken as a whole, (b) the ability of any Loan Party to perform its obligations under any Loan Document to which it is a party and (c) the validity or enforceability of any Loan Document or the rights and remedies of any Agent, the Lenders or any other Secured Party under any Loan Document.

“Material Digital Cinema Deployment Agreement” means a Digital Cinema Deployment Agreement either (a) with a Distributor listed on Schedule 4, (b) for which the VPFs paid or, without duplication, payable by the Distributor party thereto to the Phase I Group Members during the twelve month period most recently ended equal or exceed 12.00% (on a dollar received basis) of all VPFs paid or, without duplication, payable by all Distributors parties to Phase I Digital Cinema Deployment Agreements to the Phase I Group Members during such period or (c) for which the VPFs paid or, without duplication, payable by the Distributor party thereto to the Phase II Group Members during the twelve month period most recently ended equal or exceed 10.00% (on a dollar received basis) of all VPFs paid or, without duplication, payable by all Distributors parties to Phase II Digital Cinema Deployment Agreements to the Phase II Group Members during such period.

“Material Environmental Liabilities” means Environmental Liabilities exceeding $250,000 in the aggregate.

“Material Exhibitor Agreement” means any Exhibitor Agreement or Exhibitor Agreements covering more than 250 screens, individually or in the aggregate, of one or more Approved Exhibitors.

“Maturity Date” means March 31, 2021.

“Maximum Accrual” has the meaning set forth in Section 4.07.

“Moody’s” means Moody’s Investors Service, Inc. or any successor by merger or consolidation to its business.

“Mortgage” means a mortgage or a deed of trust, deed to secure debt, trust deed or other security document entered into by any applicable Loan Party and the Collateral Agent for the benefit of the Secured Parties in respect of any Real Property owned by such Loan Party, in form and substance reasonably satisfactory to the Collateral Agent.

“Mortgage Supporting Documents” means, with respect to any Mortgage for a parcel of Real Property, each document (including title policies or marked-up unconditional insurance binders (in each case, together with copies of all documents referred to therein), maps, ALTA (or TLTA, if applicable) as-built surveys (in form and as to date that is sufficiently acceptable to the title insurer issuing title insurance to the Collateral Agent for such title insurer to deliver

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

endorsements to such title insurance as reasonably requested by the Collateral Agent), environmental assessments and reports and evidence regarding recording and payment of fees, insurance premium and taxes) that the Collateral Agent may reasonably request, to create, register, perfect, maintain, evidence the existence, substance, form or validity of or enforce a valid lien on such parcel of Real Property in favor of the Collateral Agent for the benefit of the Secured Parties, subject only to Permitted Liens.

“Mortgaged Property” means each parcel of Real Property and improvements thereto (if any) with respect to which a Mortgage is granted pursuant to Section 7.12.

“MSA Assignments” means, collectively, the Assignment of Phase I MSA, the Assignment of Phase II Australia MSA, the Assignment of Phase II Caribbean MSA, the Assignment of Phase II Exhibitor/Buyer MSA, the Assignment of Phase II KBC MSA, the Assignment of Phase II SocGenMSA, the Assignment of Replacement Phase I MSA, and any other Assignment of Management Services Agreement executed from time to time in form and substance reasonably satisfactory to the Administrative Agent.

“Multiemployer Plan” means any multiemployer plan, as defined in Section 400l(a)(3) of ERISA, to which any ERISA Affiliate incurs or otherwise has any obligation or liability, contingent or otherwise.

“Multiparty Agreement” means that certain Multiparty Agreement, dated as of October 18, 2011, by and among Access Phase 2, CDF2, CDF2 Holdings, the Parent, CHG, the CDF2 Administrative Agent and Ballantyne Strong, Inc. (as Approved Vendor thereunder) (as amended, restated, supplemented or otherwise modified, renewed or replaced from time to time).

“Net Cash Proceeds” means proceeds received in cash from (a) any Sale of, or Property Loss Event with respect to, property (other than cash received from a Person other than a Loan Party with respect to exchanges of Digital Systems, or components thereof, in connection with system upgrades), any casualty insurance or any business interruption insurance, net of (i) the customary out-of-pocket cash costs, fees and expenses paid or required to be paid in connection therewith, (ii) taxes paid or reasonably estimated to be payable as a result thereof and (iii) any amount required to be paid or prepaid on Indebtedness (other than the Obligations and Indebtedness owing to any Phase I Group Member) secured by the property or (b) any sale or issuance of Stock or incurrence of Indebtedness, in each case net of brokers’, advisors’ and investment banking fees and other customary out-of-pocket underwriting discounts, commissions and other customary out-of-pocket cash costs, fees and expenses, in each case incurred in connection with such transaction; provided, however, that any such proceeds received by any Subsidiary of the Borrower that is not a Wholly Owned Subsidiary of the Borrower shall constitute “Net Cash Proceeds” only to the extent of the aggregate direct and indirect beneficial ownership interest of the Borrower therein.

“Non-Participating Distributor” means any Distributor that has not signed a Digital Cinema Deployment Agreement.

“Note” means a promissory note substantially in the form of Exhibit O.

“Notice of Exclusive Control” has the meaning set forth in Section 7.13(b).

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

“Obligations” means (a) with respect to the Borrower, all obligations (monetary or otherwise, whether absolute or contingent, matured or unmatured) of the Borrower arising under or in connection with this Agreement or any other Loan Document, including all fees payable under any Loan Document and the principal of, and interest (including PIK Interest and including interest accruing during the pendency of any proceeding of the type described in Section 9.01(g), whether or not allowed in such proceeding) on, and Prepayment Premium with respect to, the Term Loans, and (b) with respect to each Loan Party other than the Borrower, all obligations (monetary or otherwise, whether absolute or contingent, matured or unmatured) of such Loan Party arising under or in connection with this Agreement or any other Loan Document.

“Operating Costs” has the meaning set forth in Section 7.16(b)(ii).

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Term Loan or Loan Document).

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 11.07).

“Parent” means Cinedigm Digital Cinema Corp., a Delaware corporation.

“Participant” has the meaning set forth in Section 11.06(c)(i).

“Participant Register” has the meaning set forth in Section 11.06(c)(iii).

“Patents” means all rights, title and interests (and all related IP Ancillary Rights) arising under any Applicable Law in or relating to letters patent and applications therefor.

“Patent Security Agreements” means any Patent Security Agreements made in favor of Collateral Agent by a Loan Party entered into after the Closing Date (as required by this Agreement or any other Loan Document).

“Patriot Act” has the meaning set forth in Section 11.19.

“Payment Date” means, initially, July 15, 2013 and, thereafter, the 15th day of each calendar month immediately following the end of a Fiscal Quarter, or if such day is not a Business Day, the immediately succeeding Business Day.

“PBGC” means the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA, or any successor thereto.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

“Perfection Certificate” means, individually and collectively, the certificates, substantially in the form of Exhibit P or otherwise in form and substance satisfactory to the Collateral Agent, delivered by the Loan Parties to the Collateral Agent.

“Permits” means, with respect to any Person, any permit, approval, authorization, license, registration, certificate, concession, grant, franchise, variance or permission from, and any other Contractual Obligations with, any Governmental Authority, in each case whether or not having the force of law and applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Permitted Indebtedness” means any Indebtedness of any Loan Party or Subsidiary thereof that is permitted under Section 8.01.

“Permitted Investment” means any Investment of any Loan Party or its Subsidiaries that is permitted under Section 8.03.

“Permitted Lien” means any Lien on or with respect to the property of any Loan Party or its Subsidiaries that is permitted under Section 8.02.

“Permitted Operating Expenses” means, with respect to CDF1 and its Subsidiaries, (a) all legal and accounting expenses, (b) all expenses relating to business interruption and general liability insurance policies and (c) expenses of the credit facility evidenced by the CDF1 Credit Agreement and the other “Loan Documents” (as defined in the CDF1 Credit Agreement), in each case, to the extent not otherwise provided for in Section 7.11(d) or 7.11(e) of the CDF1 Credit Agreement (including all payments due and payable to the escrow agent under the IP Escrow Agreement).

“Permitted Refinancing” means Indebtedness constituting a refinancing or extension of Permitted Indebtedness that (a) has an aggregate outstanding principal amount not greater than the aggregate principal amount of such Permitted Indebtedness outstanding at the time of such refinancing or extension, (b) has a weighted average maturity (measured as of the date of such refinancing or extension) and maturity no shorter than that of such Permitted Indebtedness, (c) is not entered into as part of a Sale and Leaseback transaction (other than a refinancing of any Sale and Leaseback transaction otherwise meeting the criteria set forth in this definition), (d) is not secured by any property or any Lien other than those securing such Permitted Indebtedness and (e) is otherwise on terms no less favorable to the Loan Parties, taken as a whole, than those of such Permitted Indebtedness; provided, however, that, notwithstanding the foregoing, no Guaranty Obligation for such Indebtedness shall constitute part of such Permitted Refinancing unless similar Guaranty Obligations with respect to such Permitted Indebtedness existed and constituted Permitted Indebtedness prior to such refinancing or extension.

“Permitted Reinvestment” means, with respect to the Net Cash Proceeds of any Sale of property (other than Sales of property permitted under clauses (a)(i), (a)(ii), (a)(iii)(x) and (a)(iv) or (b)(i), (b)(ii), (b)(iii)(x) and (b)(iv) of Section 8.04) or Property Loss Event (including Net Cash Proceeds constituting insurance proceeds from any casualty or business interruption insurance policy of any Loan Party), to acquire (or make Capital Expenditures to finance the acquisition, repair, improvement or construction of), to the extent otherwise permitted hereunder,

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

property substantially similar to the property subject to such Sale or Property Loss Event or, if such Property Loss Event involves loss or damage to property, to repair such loss or damage.

“Permitted SG&A Reimbursement Payment” means, as of any SG&A Payment Determination Date, a payment in an aggregate amount equal to the SG&A Payment Amount; provided, however, that the determination of “Permitted SG&A Reimbursement Payment” in any given Fiscal Quarter and the related calculation of the SG&A Retention Amount for such Fiscal Quarter assumes that the weighted average of the number of Phase I Installed Digital Systems for each subject Fiscal Quarter is not less than 3,674, and, in the event that the weighted average of the number of Phase I Installed Digital Systems in service for a subject Fiscal Quarter is less than 3,674 (the amount by which such weighted average is less than 3,674 is called the “excess system inactivity number”), the SG&A Retention Amount will be increased by the product of (x) the excess system inactivity number times (y) $810 times the actual Annualized Phase I Screen Turnover Ratio for the most recent Fiscal Quarter then ended divided by (z) four (4).  For purposes of determining the weighted average of the number of Phase I Installed Digital Systems in service for each Fiscal Quarter, a Digital System shall not be considered to be a Phase I Installed Digital System if it has not been in service and has not generated rental revenues for at least forty five (45) consecutive days.

“Person” means any individual, corporation, limited liability company, partnership, limited partnership, joint venture, firm, association, trust, unincorporated organization, or other enterprise (whether or not legally formed) or any Governmental Authority.

“Phase I Back-Up Servicer Agreement” means the Back-Up Servicer Agreement, dated as of February 28, 2013, between Christie Digital Systems USA, Inc., as Phase I Digital Systems Back-Up Servicer and CDF1, or any replacement thereof on terms reasonably acceptable to Administrative Agent in its sole discretion.

“Phase I Digital Cinema Deployment Agreement” means a digital cinema deployment agreement between CDF1 and a Distributor and in a form and substance reasonably acceptable to the Administrative Agent.

“Phase I Digital Systems Back-Up Servicer” means Christie Digital Systems USA, Inc., a California corporation, or any qualified successor supplier or provider of maintenance and other services with respect to Installed Digital Systems acceptable to the Administrative Agent.  Barco, Inc. is an acceptable supplier or provider of maintenance and other services with respect to Installed Digital Systems.

“Phase I Exhibitor Agreement” means each master license agreement between a Subsidiary of the Parent and an Approved Exhibitor with an expiration date no earlier than December 31, 2020 with respect to the installation of Digital Systems in such Approved Exhibitor’s theaters.

“Phase I Group” means (i) the Borrower, (ii) Access, (iii) Christie, (iv) the other Group Members (as defined in the CDF1 Credit Agreement) and (v) any other Person with respect to which a majority of the economic and voting rights associated with such Person’s Voting Stock

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

is directly or indirectly owned by the Parent and which is involved in conducting the Phase I Servicing Business or receiving revenues from such Phase I Servicing Business, collectively.

“Phase I Group Member” means each Person that is a part of the Phase I Group, individually.

“Phase I Installed Digital Systems” means Digital Systems subject to a Phase I Exhibitor Agreement and a Phase I Service Agreement that are installed and fully operational or are generating rental revenues under the applicable Phase I Exhibitor Agreement.

“Phase I MSA” means that certain Amended and Restated Management Services Agreement, dated as of February 28, 2013, between the Parent, as manager, and CDF1 in form and substance satisfactory to the Administrative Agent in its sole discretion (including language satisfactory to the Administrative Agent in its sole discretion regarding servicer/manager replacement rights of the CDF1 Credit Agreement Administrative Agent pursuant to the Phase I MSA upon a “Change in Control” as defined therein) and under which the Parent, as manager, has agreed to provide certain management services and accounting, technical, operational, general and administrative services for the Phase I Group Members (as amended, restated, supplemented or otherwise modified, renewed or replaced from time to time); provided that, upon a Back-Up Servicer assuming the primary servicing responsibilities in accordance with such Amended and Restated Management Services Agreement, “Phase I MSA” shall mean the Phase I Back-Up Servicer Agreement.

“Phase I Screen Turnover Ratio” means, as of any period of determination, (a) the sum of (1) the total number (not the dollar amount) of VPFs that have been received in such period with respect to Phase I Installed Digital Systems and (2) 1.1 times the total number (not the dollar amount) of rental payments that have been received in such period with respect to Phase I Installed Digital Systems, divided by (b) the average Phase I Installed Digital Systems for such period determined on a basis consistent with the monthly report submitted to the CDF1 Credit Agreement Administrative Agent for December 31, 2012.

“Phase I Service Agreement” means each service agreement with a minimum 10 year term between an Approved Exhibitor and a Digital Systems Servicer (as defined in the CDF1 Credit Agreement) in connection with the installation of Digital Systems in such Approved Exhibitor’s theaters pursuant to a Phase I Exhibitor Agreement.

“Phase I Servicing Business” means the business, operations or activities (whether directly, through a joint venture, or otherwise) carried on by the Parent as of the Closing Date, consistent with the Phase I MSA, and the business, operations and activities reasonably related thereto.

“Phase II Australia MSA” means that certain Management Services Agreement, dated as of February 28, 2013, between Cinedigm Australia and the Borrower, as administrative servicer, in form and substance reasonably satisfactory to the Administrative Agent under which the Borrower, as administrative servicer, has agreed to provide certain management services and accounting, technical, operational, general and administrative services for Cinedigm Australia

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

(as amended, restated, supplemented or otherwise modified, renewed or replaced from time to time).

“Phase II Back-Up Servicer Agreement/SocGen MSA” means any Back-Up Servicer Agreement between CDF2 and a Back-Up Servicer, or any replacement thereof on terms reasonably acceptable to Administrative Agent.

“Phase II Caribbean MSA” means that certain Management Services Agreement [Caribbean] dated as of February 28, 2013, between Access Phase 2 and the Borrower, as administrative servicer, in form and substance reasonably satisfactory to the Administrative Agent under which the Borrower, as administrative servicer, has agreed to provide certain management services and accounting, technical, operational, general and administrative services for Access Phase 2 (as amended, restated, supplemented or otherwise modified, renewed or replaced from time to time).

“Phase II Digital Cinema Deployment Agreement” means a digital cinema deployment agreement related to the Phase 2 Rollout which agreement (a) is between (i) either (x) Access Phase 2 or (y) Access Phase 2 and the Parent, with rights assigned to CDF2 Holdings and then to CDF2, and (ii) a Distributor and (b) defines the terms governing VPFs to be made by such Distributor.

“Phase II Digital Systems Servicer” means Barco, Inc., NEC Corporation of America and/or Ballantyne Strong, Inc. or any qualified successor supplier or provider of maintenance and other services with respect to Installed Digital Systems reasonably acceptable to the Administrative Agent.

“Phase II Exhibitor Agreement” means each master license agreement between CDF2 Holdings and an Approved Exhibitor with a minimum 10-year term and otherwise in substantially the same form as Exhibit G to the CDF2 Credit Agreement (or with such modifications thereto as are acceptable to the Administrative Agent or, in the case of modifications to the definitions of “Existing Cineplexes” and “New Build Cineplexes” contained therein, and fees payable by the Approved Exhibitor, as are acceptable to the Administrative Agent in their respective sole discretion) providing for the placement of Digital Systems in such Approved Exhibitor’s theaters and contributed by CDF2 Holdings to CDF2 on terms and conditions and pursuant to documentation acceptable to the Administrative Agent.

“Phase II Exhibitor/Buyer MSA” means that certain Management Services Agreement [Exhibitor Buyer Program], dated as of February 28, 2013, between Access Phase 2 and the Borrower, as administrative servicer, in form and substance reasonably satisfactory to the Administrative Agent under which the Borrower, as administrative servicer, has agreed to provide certain management services and accounting, technical, operational, general and administrative services for Access Phase 2 (as amended, restated, supplemented or otherwise modified, renewed or replaced from time to time).

“Phase II Group” means CDF2, CDF2 Holdings, Access Phase 2, Access B/AIX, Cinedigm Australia and any other Person with respect to which a majority of the economic and voting rights associated with such Person’s Voting Stock is directly or indirectly owned by the

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Parent and which is involved in conducting the Phase II Servicing Business or receiving revenues from such Phase II Servicing Business, collectively.

“Phase II Group Member” means each Person that is a part of the Phase II Group, individually.

“Phase II Installed Digital System” means installed and fully operational Digital Systems subject to a Phase II Exhibitor Agreement and a Phase II Service Agreement and in respect of which CDF2 Holdings or CDF2 has delivered a Certificate of Acceptance (as defined in the CDF2 Credit Agreement).  For purposes hereof, Digital Systems subject to arrangements with an Approved Exhibitor party to a Phase II Exhibitor Agreement permitting such Approved Exhibitor to use its internal service technicians to perform installation and maintenance on such Digital Systems shall be deemed to be subject to a Phase II Service Agreement for purposes of this definition provided that (a) such internal service technicians are determined by CDF2 Holdings or CDF2 in good faith to be qualified to perform such services and (b) such Phase II Exhibitor Agreement shall (i) detail the material terms and conditions of such arrangements, (ii) permit CDF2 Holdings or CDF2 to engage a Phase II Digital Systems Servicer at such Approved Exhibitor’s expense to restore systems in the event of a failure of the Digital Systems serviced by such internal service technicians that is not remedied within 48 hours and (iii) permit CDF2 Holdings or CDF2 to require the execution of a Phase II Service Agreement with a Phase II Digital Systems Servicer within 90 days in the event that the Digital Systems serviced by such internal service technicians experience failure at a materially higher rate than Digital Systems maintained with such Approved Exhibitor pursuant to Phase II Service Agreements with Phase II Digital Systems Servicers, in each case on terms reasonably acceptable to the Administrative Agent.

“Phase II KBC MSA” means that certain Amended and Restated Management Services Agreement, dated as of February 28, 2013, by and between Access B/AIX and the Borrower, as administrative servicer, in form and substance reasonably satisfactory to the Administrative Agent and under which the Borrower, as administrative servicer, has agreed to provide certain management services and accounting, technical, operational, general and administrative services for Access B/AIX (as amended, restated, supplemented or otherwise modified, renewed or replaced from time to time).

“Phase II Material Exhibitor Agreement” has the meaning set forth in Section 9.01(l).

“Phase 2 Rollout” means the rollout by the Parent or its Subsidiaries of Digital Systems financed under the CDF2 Credit Agreement and the CHG Lease Facility during the Availability Period (as such term is defined in the CDF2 Credit Agreement).

“Phase II Service Agreement” means each service agreement with a minimum ten (10) year term and otherwise in substantially the form of Exhibit H to the CDF2 Credit Agreement (or with such modifications thereto as are reasonably acceptable to the Administrative Agent) between an Approved Exhibitor and a Phase II Digital Systems Servicer in connection with the installation of Digital Systems in such Approved Exhibitor’s theaters pursuant to a Phase II Exhibitor Agreement.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

“Phase II Servicing Business” means the business, operations or activities (whether directly, through a joint venture, or otherwise) carried on by Access Phase 2 and the other Phase II Group Members as of the Closing Date and any future Phase II Group Members, consistent with the Phase II Australia MSA, the Phase II Caribbean MSA, the Phase II Exhibitor/Buyer MSA, the Phase II KBC MSA and the Phase II SocGen MSA, and the business, operations and activities reasonably related thereto.

“Phase II SocGen MSA” means that certain Management Services Agreement, dated as of October 18, 2011, by and among CDF2, CDF2 Holdings and the Parent, as administrative servicer, in form and substance reasonably satisfactory to the Administrative Agent and under which the Parent, as administrative servicer, has agreed to provide certain management services and accounting, technical, operational, general and administrative services for CDF2 and CDF2 Holdings (as amended, restated, supplemented or otherwise modified, renewed or replaced from time to time); provided that, upon a Back-Up Servicer assuming the primary servicing responsibilities in accordance with such Phase II SocGen MSA, “Phase II SocGen MSA” shall mean the applicable Phase II Back-Up Servicer Agreement/SocGen MSA.

“PIK Amount” has the meaning set forth in Section 2.05(b).

“PIK Interest” has the meaning set forth in Section 2.05(b).

“PIK Rate” means two and one half of one percent (2.50%) per annum.

“Plan” means any Multiemployer Plan or any “employee benefit plan,” as defined in Section 3 of ERISA subject to Title IV of ERISA, Section 412 of the Code or Sections 302 or 303 of ERISA, sponsored, maintained or contributed to by any Loan Party, Subsidiary of a Loan Party or any ERISA Affiliate (or to which any Loan Party, Subsidiary of a Loan Party or any ERISA Affiliate has or may have an obligation to contribute or to make payments), and each such plan for the five-year period immediately following the latest date on which any Loan Party, Subsidiary of a Loan Party or any ERISA Affiliate maintained, contributed to or had an obligation to contribute to (or is deemed under Sections 4069 or 4212(c) of ERISA to have maintained or contributed to or to have had an obligation to contribute to, or otherwise to have liability with respect to) such plan.

“Pledged Stock” has the meaning given to such term in the Security Agreement and in the Limited Recourse Pledge Agreement, respectively.

“Powers of Attorney” means, collectively, (x) the Limited Power of Attorney executed and delivered by the Borrower on the Closing Date, (y) the Limited Power of Attorney executed and delivered by the Parent on the Closing Date and (z) any Limited Power of Attorney executed and delivered by CDF1 after a Triggering Event in the form attached as Annex 4 to the Security Agreement, in each case, in relation to the Replacement Phase I MSA.

“Prepayment Premium” means, with respect to any payment or redemption permitted under Section 4.01 or required under Section 4.02 (other than (x) voluntary prepayments under Section 4.01(b), (y) mandatory prepayments pursuant to Section 4.02(a)(iii) in respect of Excess Cash Flow and (z) a repayment of the Obligations on the Maturity Date):  (i) 5.00% of the principal amount (including any PIK Amount) so prepaid or redeemed if such prepayment or

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

redemption occurs at any time after the second anniversary of the Closing Date and prior to the third anniversary of the Closing Date; (ii) 4.00% of the principal amount (including any PIK Amount) so prepaid or redeemed if such prepayment or redemption occurs on or at any time after the third anniversary of the Closing Date and prior to the fourth anniversary of the Closing Date; (iii) 3.00% of the principal amount (including any PIK Amount) so prepaid or redeemed if prepayment or redemption occurs on or at any time after the fourth anniversary of the Closing Date and prior to the fifth anniversary of the Closing Date; (iv) 2.00% of the principal amount (including any PIK Amount) so prepaid or redeemed if prepayment or redemption occurs on or at any time after the fifth anniversary of the Closing Date and prior to the sixth anniversary of the Closing Date; (v) 1.00% of the principal amount (including any PIK Amount) so prepaid or redeemed if prepayment or redemption occurs on or at any time after the sixth anniversary of the Closing Date and prior to the seventh anniversary of the Closing Date; and (vi) 0.00% of the principal amount (including any PIK Amount) so prepaid or redeemed if such prepayment or redemption occurs on or at any time after the seventh anniversary of the Closing Date.

“Projections” means financial estimates, forecasts, models, projections, other forward-looking information and underlying assumptions relating to any of the foregoing, concerning the Parent and/or its Subsidiaries, that have been or are hereafter made available to the Administrative Agent or a Lender by or on behalf of a Loan Party, including the Initial Projections and each Budget provided in accordance with Section 7.01(f).

“Property Loss Event” means, with respect to any property of any Loan Party or any of its Subsidiaries, any loss of or damage to such property or any taking of such property or condemnation thereof.

“Prospect” has the meaning set forth in the preamble to this Agreement.

“Quality of Earnings Report” means a Quality of Earnings report addressed to Prospect by McGladrey LLP in form and substance satisfactory to the Administrative Agent.

“Rating Agencies” has the meaning set forth in Section 11.08.

“Real Property” means, with respect to any Person, all right, title and interest of such Person (including, without limitation, any leasehold estate) in and to a parcel of real property owned, leased or operated by such Person together with, in each case, all improvements and appurtenant fixtures, equipment, personal property, easements and other property and rights incidental to the ownership, lease or operation thereof.

“Recipient” means (a) the Administrative Agent, (b) the Collateral Agent, and (c) any Lender, as applicable.

“Register” has the meaning set forth in Section 11.06(b)(iv).

“Reinvestment Prepayment Amount” means, with respect to any Net Cash Proceeds received from any Sale of property (other than Sales of property permitted under clauses (a)(i), (a)(ii), (a)(iii)(x) and (a)(iv) or (b)(i), (b)(ii), (b)(iii)(x) and (b)(iv) of Section 8.04) or Property Loss Event (including Net Cash Proceeds constituting insurance proceeds from any casualty or business interruption insurance policy of any “Group Member” (as defined in the CDF1 Credit

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Agreement) or any “Group Member” (as defined in the CDF2 Credit Agreement)), the amount of such Net Cash Proceeds less (a) Permitted Reinvestments made by a “Group Member” (as defined in the CDF1 Credit Agreement) or a “Group Member” (as defined in the CDF2 Credit Agreement) using such Net Cash Proceeds prior to the Reinvestment Prepayment Date relating to such Net Cash Proceeds, (b) Permitted Reinvestments required to be made by any “Group Member” (as defined in the CDF1 Credit Agreement) or any “Group Member” (as defined in the CDF2 Credit Agreement) from such Net Cash Proceeds as a result of a Contractual Obligation entered into prior to such Reinvestment Prepayment Date with any Person that is not an Affiliate of any “Group Member” (as defined in the CDF1 Credit Agreement) or any “Group Member” (as defined in the CDF2 Credit Agreement), and (c) amounts prepaid under either the CDF1 Credit Agreement or the CDF2 Credit Agreement, as applicable, with respect to any Net Cash Proceeds.

“Reinvestment Prepayment Date” means, with respect to any portion of Net Cash Proceeds of any Sale of property (other than Sales of property permitted under clauses (a)(i), (a)(ii), (a)(iii)(x) and (a)(iv) or (b)(i), (b)(ii), (b)(iii)(x) and (b)(iv) of Section 8.04) or Property Loss Event (including Net Cash Proceeds constituting insurance proceeds from any casualty or business interruption insurance policy of any “Group Member” (as defined in the CDF1 Credit Agreement) or any “Group Member” (as defined in the CDF2 Credit Agreement)), the earlier of (a) the 180th day after the completion of the portion of such Sale or Property Loss Event corresponding to such Net Cash Proceeds, and (b) the date that is five (5) Business Days after the date on which the Borrower shall have notified the Administrative Agent of the Borrower’s determination not to make Permitted Reinvestments with such Net Cash Proceeds.

“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the directors, officers, employees, agents, trustees, advisors of such Person and any Person that possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of such Person, whether through the ability to exercise voting power, by contract or otherwise.

“Release” means any release, threatened release, spill, emission, leaking, pumping, pouring, emitting, emptying, escape, injection, deposit, disposal, discharge, dispersal, dumping, leaching or migration of Hazardous Material into or through the environment.

“Remedial Action” means all actions required to (a) clean up, remove, treat or in any other way address any Hazardous Material in the indoor or outdoor environment, (b) prevent or minimize any Release so that a Hazardous Material does not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment or (c) perform pre-remedial studies and investigations and post-remedial monitoring and care with respect to any Hazardous Material.

“Replacement Phase I MSA” means, that certain Second Amended and Restated Management Services Agreement, to be entered into among the Parent, as original manager, the Borrower, as manager, and CDF1 in the form of the attached Exhibit Q.

“Required Lenders” means, at any time, Lenders holding more than 50% of the aggregate outstanding principal amount of the Term Loans at such time.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

“Required Notional Amount” means the notional amount of the aggregate principal amount of the Term Loans for the periods set forth in the grid below:

Start of Period	End of Period	Notional Amount
June 30, 2014	September 30, 2014	$68,345,089
October 1, 2014	December 31, 2014	$67,595,723
January 1, 2015	March 31, 2015	$66,727,334
April 1, 2015	June 30, 2015	$66,218,985
July 1, 2015	September 30, 2015	$65,427,676
October 1, 2015	December 31, 2015	$64,496,017
January 1, 2016	March 31, 2016	$63,516,627
April 1, 2016	June 30, 2016	$62,916,901
July 1, 2016	September 30, 2016	$62,116,133
October 1, 2016	December 31, 2016	$61,269,144
January 1, 2017	March 31, 2017	$48,506,810
April 1, 2017	June 30, 2017	$41,807,393
July 1, 2017	September 30, 2017	$36,558,182
October 1, 2017	December 31, 2017	$31,531,261
January 1, 2018	March 31, 2018	$27,410,660

“Restricted Payment” means (a) any dividend, return of capital or any other payment or Sale of property for less than fair market value, whether direct or indirect (including through the use of Hedging Agreements, the making, repayment, cancellation or forgiveness of Indebtedness and similar Contractual Obligations) and whether in cash, Securities or other property, on account of any Stock or Stock Equivalent of the Borrower, the other Loan Parties or any of their respective Subsidiaries, in each case now or hereafter outstanding, including with respect to a claim for rescission of a Sale of such Stock or Stock Equivalent and (b) any redemption, retirement, termination, defeasance, cancellation, purchase or other acquisition for value, whether direct or indirect (including through the use of Hedging Agreements, the making, repayment, cancellation or forgiveness of Indebtedness and similar Contractual Obligations), of any Stock or Stock Equivalent of any Loan Party or of any direct or indirect parent entity of the

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Borrower, now or hereafter outstanding, and any payment or other transfer setting aside funds for any such redemption, retirement, termination, cancellation, purchase or other acquisition, whether directly or indirectly and whether to a sinking fund, a similar fund or otherwise.

“S&P” means Standard & Poor’s Ratings Services or any successor by merger or consolidation to its business.

“Sale and Leaseback Transaction” means, with respect to any Person (the “obligor”), any Contractual Obligation or other arrangement with any other Person (the “counterparty”) consisting of a lease by such obligor of any property that, directly or indirectly, has been or is to be Sold by the obligor to such counterparty or to any other Person to whom funds have been advanced by such counterparty based on a Lien on, or an assignment of, such property or any obligations of such obligor under such lease.

“SEC” means the Securities and Exchange Commission and any Governmental Authority succeeding to some or all of the functions thereof.

“Secured Hedging Counterparty” means (a) the Administrative Agent, (b) any other Person (other than the Parent or any Group Member) that entered into a Hedging Agreement with the Borrower at a time when such Person was a Lender or an Affiliate of a Lender or (c) any other Person (other than the Parent or any Group Member) acceptable to the Administrative Agent in its reasonable discretion.

“Secured Hedging Documents” means, collectively, any Hedging Agreement that (a) is entered into by the Borrower and any Secured Hedging Counterparty therefor, (b) in the case of any Secured Hedging Counterparty that is not (i) an Agent or (ii) an Affiliate of an Agent, is expressly identified as being a “Secured Hedging Document” hereunder in a joint notice from the Borrower and such Secured Hedging Counterparty delivered to the Administrative Agent reasonably promptly after the execution of such Hedging Agreement and (c) meets the requirements of Section 7.17.

“Secured Hedging Obligation” means any obligation of the Borrower to make payments to any Secured Hedging Counterparty under any Secured Hedging Documents to which such Secured Hedging Counterparty is a party.

“Secured Parties” means, collectively, (a) the Lenders, (b) the Agents, (c) the beneficiaries of each indemnification obligation undertaken by any Loan Party under the Loan Documents, (d) any successors, endorsees, transferees and assigns of each of the foregoing permitted under the Loan Documents, and (e) any other holder of any Secured Obligation (as defined in the Security Agreement).

“Security” means all Stock, Stock Equivalents, voting trust certificates, bonds, debentures, instruments and other evidence of Indebtedness, whether or not secured, convertible or subordinated, all certificates of interest, share or participation in, all certificates for the acquisition of, and all warrants, options and other rights to acquire, any Security.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

“Security Agreement” means a Guaranty, Pledge and Security Agreement among each Loan Party and the Collateral Agent for the benefit of the Secured Parties, substantially in the form of Exhibit R.

“Security Documents” means, collectively, the Security Agreement, the Limited Recourse Pledge Agreement, each Mortgage, each Account Control Agreement, the Patent Security Agreements, the Trademark Security Agreements, the Copyright Security Agreements, the MSA Assignments, each Assignment of IP License, the Foreign Security Documents, the Powers of Attorney, and each other instrument or document executed and delivered pursuant to Sections 7.08, 7.09, 7.11, 7.12 or 7.13 or pursuant to any of the Security Documents to guarantee or secure any of the Obligations.

“Sell” means, with respect to any property of any Person, to sell, convey, transfer, assign, license, lease or otherwise dispose of, any interest therein or to permit any other Person to acquire any such interest, including, in each case, through an operating lease, Capital Lease, Sale and Leaseback Transaction or through a sale, factoring at maturity, collection of or other disposal, with or without recourse, of any notes or accounts receivable.  Conjugated forms thereof and the noun “Sale” have correlative meanings.

“Service Agreement” means either a Phase I Service Agreement or a Phase II Service Agreement, as applicable and as the context requires, and “Service Agreements” means all of the Phase I Service Agreements and Phase II Service Agreements, collectively.

“Servicing Budget SG&A” means the following quarterly costs budget (it being agreed that references below to Fiscal Years refer to the calendar year in which such Fiscal Year ends), provided that the Servicing Budget SG&A may be increased with the prior written consent of the Administrative Agent:

Fiscal Year	Quarterly Budgeted Cost
Each Fiscal Quarter in Fiscal Year 2014	***
Each Fiscal Quarter in Fiscal Year 2015	***
Each Fiscal Quarter in Fiscal Year 2016	***
Each Fiscal Quarter in Fiscal Year 2017	***
Each Fiscal Quarter in Fiscal Year 2018	***
Each Fiscal Quarter in Fiscal Year 2019	***
Each Fiscal Quarter in Fiscal Year 2020	***
Each Fiscal Quarter in Fiscal Year 2021	***

***   CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.  ASTERISKS DENOTE OMISSIONS.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

“Servicing Business” means, collectively, the Phase I Servicing Business and the Phase II Servicing Business.

“Servicing Excess Cash Flow” means, as of each Payment Date, an amount equal to the aggregate amount of Servicing Fees and Incentive Servicing Fees paid to the Borrower (whether directly or by assignment) in accordance with each Management Service Agreement and each MSA Assignment, minus the sum of (x) Operating Costs, and (y) Permitted SG&A Reimbursement Payments.

“Servicing Fees” has the meaning set forth in each of the Management Services Agreements.

“SG&A Payment Amount” means, as of any SG&A Payment Determination Date, the difference between the applicable Servicing Budgeted SG&A and the applicable SG&A Retention Amount.

“SG&A Payment Determination Date” means for each Fiscal Quarter commencing with the Fiscal Quarter beginning April 1, 2013, the date that is fifteen (15) days after the end of such Fiscal Quarter.

“SG&A Retention Amount” means an amount equal to the resulting amount from the calculations described in clauses (A) and (B) below; provided that, with respect to any Fiscal Year, the aggregate SG&A Retention Amount shall not exceed $1,500,000:

A.
if the Annualized Phase I Screen Turnover Ratio for the trailing six (6) month period ended as of the end of the applicable Fiscal Quarter were greater than the applicable screen turn requirement set forth in the grid immediately below,

Fiscal Quarter	First Quarter Screen Turn Requirement	Second Quarter Screen Turn Requirement	Third Quarter Screen Turn Requirement	Fourth Quarter Screen Turn Requirement
6-month Annualized Screen Turn	***	***	***	***

then the “SG&A Retention Amount” shall be an amount equal to seven and one half percent (7.50%) of the Servicing Budgeted SG&A accrued in the applicable Fiscal Quarter; and

B.
if the Annualized Phase I Screen Turnover Ratio for the trailing six (6) month period ended as of the end of the applicable Fiscal Quarter were equal to or less than the applicable screen turn requirement set forth in the grid immediately below,

***   CONFIDENTIAL PORTIONAS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.  ASTERISKS DENOTE OMISSIONS.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Fiscal Quarter	First Quarter Screen Turn Requirement	Second Quarter Screen Turn Requirement	Third Quarter Screen Turn Requirement	Fourth Quarter Screen Turn Requirement
6-month Annualized Screen Turn	***	***	***	***

then the “SG&A Retention Amount” shall be an amount equal to the sum of (I) the amount calculated in clause (A) above and (II) an amount equal to the Servicing Budgeted SG&A for the applicable Fiscal Quarter times the product of (i) 11.0 times (ii) one (1) minus the ratio of (x) the Annualized Phase I Screen Turnover Ratio for the trailing six (6) month period ended on the last day of such Fiscal Quarter divided by (y) the applicable six (6) month Annualized screen turn requirement for that Fiscal Quarter (as set forth in the grid above);

provided, that the calculation of the “SG&A Retention Amount” shall be subject at all times to the proviso in the definition of “Permitted SG&A Reimbursement Payment”.

“Solvency Certificate” means a solvency certificate duly executed and delivered by the chief financial officer of the Borrower to the Administrative Agent, in form and substance satisfactory to the Administrative Agent.

“Solvent” means, with respect to any Person as of any date of determination, that, as of such date, (a) the value of the assets of such Person (both at fair value and present fair saleable value) is greater than the total amount of liabilities (including contingent and unliquidated liabilities) of such Person, (b) such Person is able to pay all liabilities of such Person as such liabilities mature and (c) such Person does not have unreasonably small capital.  In computing the amount of contingent or unliquidated liabilities at any time, such liabilities shall be computed at the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

“Stock” means all shares of capital stock (whether denominated as common stock or preferred stock), equity interests, beneficial, partnership or membership interests, joint venture interests, ordinary shares, participations or other ownership or profit interests in or equivalents (regardless of how designated) of or in a Person (other than an individual), whether voting or non-voting.

“Stock Equivalents” means all securities convertible into or exchangeable for Stock or any other Stock Equivalent and all warrants, options or other rights to purchase, subscribe for or otherwise acquire any Stock or any other Stock Equivalent, whether or not presently convertible, exchangeable or exercisable.

“Structuring Fee Letter” means the structuring fee letter dated February 28, 2013 between the Borrower and Prospect (as amended, restated, supplemented or otherwise modified, renewed or replaced from time to time).

***   CONFIDENTIAL PORTIONAS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.  ASTERISKS DENOTE OMISSIONS.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

“Subsidiary” means, with respect to any Person, any corporation, partnership, joint venture, limited liability company, association or other entity, the management of which is, directly or indirectly, controlled by, or of which an aggregate of more than 50% of the outstanding Voting Stock is, at the time, owned or controlled directly or indirectly by, such Person or one or more Subsidiaries of such Person.

“Taxes” and “taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Tax Affiliate” means, (a) the Borrower and its Subsidiaries and (b) any Affiliate of the Borrower with which the Borrower, or the Parent, on behalf of the Borrower, files or is eligible to file consolidated, combined or unitary tax returns.

“Tax Consolidation Documents” means, collectively, any and all documents and agreements executed by the Parent and/or any Phase I Group Members pursuant to which the Parent will consolidate Access and its Subsidiaries for U.S. Tax purposes and indemnify the Borrower from U.S. Federal and U.S. State Tax payment obligations for so long as any Obligations remain outstanding, in each case, in form and substance satisfactory to the Administrative Agent in its sole discretion.

“Tax Return” has the meaning set forth in Section 6.10.

“Term Loan” has the meaning set forth in Section 2.01(a), and “Loan” shall have the correlative meaning.

“Term Loan Commitment” means, in the case of each Lender that is a Lender on the date hereof, the amount set forth opposite such Lender’s name on Schedule 1 as such Lender’s “Term Loan Commitment”, as the same may be changed from time to time pursuant to the terms hereof.

“Testing Date” has the meaning set forth in Section 4.07.

“Title IV Plan” means a pension plan subject to Title IV of ERISA, other than a Multiemployer Plan, to which any ERISA Affiliate incurs or otherwise has any obligation or liability, contingent or otherwise.

“Total Credit Exposure” means, as of any date of determination (a) with respect to each Lender, the outstanding principal amount of such Lender’s Term Loans and (b) with respect to all Lenders, the aggregate outstanding principal amount of all Term Loans.

“Total Term Loan Commitment” means the sum of all Lenders’ Term Loan Commitments, which as of the Closing Date is as set forth on Schedule 1.

“Trade Secrets” means all right, title and interest (and all related IP Ancillary Rights) arising under any Applicable Law in or relating to trade secrets.

“Trademarks” means all rights, title and interests (and all related IP Ancillary Rights) arising under any Applicable Law in or relating to trademarks, trade names, corporate names,

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers and, in each case, all goodwill associated therewith, all registrations and recordations thereof and all applications in connection therewith.

“Trademark Security Agreements” means, collectively, the Trademark Security Agreement entered into by Access on the Closing Date, and any Trademark Security Agreements made in favor of Collateral Agent by a Loan Party entered into after the Closing Date (as required by the Agreement or any other Loan Document).

“UCC” means the Uniform Commercial Code of any applicable jurisdiction and, if the applicable jurisdiction shall not have any Uniform Commercial Code, the Uniform Commercial Code as in effect in the State of New York.

“Unasserted Contingent Obligations” has the meaning given to such term in the Security Agreement.

“U.S.” and “United States” means the United States of America.

“U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code.

“U.S. Tax Compliance Certificate” has the meaning set forth in Section 4.04(e)(ii)(B)(y).

“Voting Stock” means Stock of any Person having ordinary power to vote in the election of members of the Board, managers, trustees or other controlling Persons, of such Person (irrespective of whether, at the time, Stock of any other class or classes of such entity shall have or might have voting power by reason of the occurrence of any contingency).

“VPF” means a virtual print fee payment owing to CDF1 or a Phase II Group Member, as applicable, from (a) a Distributor pursuant to a Digital Cinema Deployment Agreement or (b) a Non-Participating Distributor.

“Wholly Owned Subsidiary” of any Person means any Subsidiary of such Person, all of the Stock of which (other than nominal holdings and director’s qualifying shares) is owned by such Person, either directly or through one or more Wholly Owned Subsidiaries of such Person.

“Withdrawal Liability” means, at any time, any liability incurred (whether or not assessed) by any ERISA Affiliate and not yet satisfied or paid in full at such time with respect to any Multiemployer Plan pursuant to Section 4201 of ERISA.

“Withholding Agent” means any Loan Party and the Administrative Agent.

“Work Letter” means that certain work letter, dated February 1, 2013, between the Parent and Prospect (as amended, restated, supplemented or otherwise modified, renewed or replaced from time to time).

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

SECTION 1.02            Other Interpretive Provisions.  With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:

(a)           The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

(b)           The words “herein”, “hereto”, “hereof” and “hereunder” and words of similar import when used in any Loan Document shall refer to such Loan Document as a whole and not to any particular provision thereof.

(c)           Article, Section, Exhibit and Schedule references are to the Loan Document in which such reference appears.

(d)           The term “including” is by way of example and not limitation.

(e)           The term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form.

(f)            In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding”; and the word “through” means “to and including”.

(g)           Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.

SECTION 1.03            Accounting Terms and Principles.  All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP, applied in a manner consistent with that used in preparing the Initial Financial Statements, except as otherwise specifically prescribed herein.  No change in the accounting principles used in the preparation of any financial statement hereafter adopted by the Parent or any of its Subsidiaries shall be given effect for purposes of measuring compliance with any provision hereunder, or otherwise in this Agreement unless the Borrower, the Administrative Agent and the Required Lenders agree in writing to modify such provisions to reflect such changes in GAAP and, unless such provisions are modified, all financial statements, Compliance Certificates and similar documents provided hereunder shall be provided together with a reconciliation between the calculations and amounts set forth therein before and after giving effect to such change in GAAP.

SECTION 1.04            Rounding.  Any ratios required to be calculated or to be maintained or complied with by the Borrower pursuant to this Agreement (or required to be satisfied in order for a specific action to be permitted under this Agreement) shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

SECTION 1.05            References to Agreements, Laws, etc.  Unless otherwise expressly provided herein, (a) references to Constituent Documents, agreements (including this Agreement and each of the other Loan Documents) and other Contractual Obligations shall be deemed to include all subsequent amendments, restatements, amendment and restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, amendment and restatements, extensions, supplements and other modifications are permitted by any Loan Document; and (b) references to any Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Law.

SECTION 1.06            Times of Day.  Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight saving or standard, as then applicable).

SECTION 1.07            Timing of Payment of Performance.  Except as otherwise expressly set forth herein, when the payment of any obligation or the performance of any covenant, duty or obligation is stated to be due or performance required on a day which is not a Business Day, the date of such payment or performance shall extend to the immediately succeeding Business Day.

SECTION 1.08            Corporate Terminology.  Any reference to officers, shareholders, stock, shares, directors, boards of directors, corporate authority, articles of incorporation, bylaws or any other such references to matters relating to a corporation made herein or in any other Loan Document with respect to a Person that is not a corporation means and shall be references to the comparable terms used with respect to such Person.

ARTICLE II

AMOUNT AND TERMS OF CREDIT FACILITIES

SECTION 2.01             Term Loans.

(a)           Subject to and upon the terms and conditions set forth herein, each Lender agrees, severally and not jointly, to make a loan or loans (each, a “Term Loan,” and collectively, the “Term Loans”) to the Borrower on the Closing Date in an amount equal to such Lender’s Term Loan Commitment.  All such Term Loans in the aggregate shall not exceed the Total Term Loan Commitment.  Such Term Loans may be repaid or prepaid in accordance with the terms and conditions hereof, but once repaid or prepaid may not be re-borrowed.

(b)           Each Lender may, at its option, make any Term Loan in its entirety by causing any domestic or foreign branch or Affiliate of such Lender to make such Term Loan; provided, that (i) any exercise of such option shall not affect the obligation of the Borrower to repay such Term Loan in accordance with the terms hereof and (ii) in exercising such option, such Lender shall use reasonable efforts to minimize any increased costs to the Borrower resulting therefrom (which obligation of the Lender shall not require it to take, or refrain from taking, actions that it determines would result in increased costs for which it will not be compensated hereunder or that it determines would be otherwise disadvantageous to it, and in the event of any Lender request for costs for which compensation is provided under this Agreement, the provisions of Section 2.06 shall apply).

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

SECTION 2.02             Disbursement of Funds.

(a)           Each Lender will make available its pro rata portion of the Term Loan in the manner provided below by no later than 2:00 p.m. on the Closing Date.

(b)           Each Lender shall make available to the Administrative Agent in immediately available funds, in Dollars, all amounts such Lender is to fund to the Borrower, and, following receipt thereof in an account designated by the Administrative Agent, the Administrative Agent will make available to the Borrower in immediately available funds, in Dollars, the aggregate of the amounts so made available, by remitting such aggregate amount to an account designated by the Borrower in writing to the Administrative Agent.  The failure of any Lender to make available the amounts it is to fund to the Borrower hereunder or to make a payment required to be made by it under any Loan Document shall not relieve any other Lender of its obligations under any Loan Document, but no Lender shall be responsible for the failure of any other Lender to make any payment required to be made by such other Lender under any Loan Document.

(c)           Nothing in this Section 2.02 shall be deemed to relieve any Lender from its obligation to fulfill its commitments hereunder or to prejudice any rights that the Borrower may have against any Lender as a result of any default by such Lender hereunder (it being understood, however, that no Lender shall be responsible for the failure of any other Lender to fulfill its commitments hereunder).

SECTION 2.03             Payment of Term Loans; Notes.

(a)           The Borrower agrees to pay to the Administrative Agent, for the benefit of the Lenders, on the Maturity Date, the principal amount of the Term Loans then outstanding, together with all accrued interest thereon.

(b)           Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the Indebtedness of the Borrower to the appropriate lending office of such Lender resulting from each Term Loan made by such lending office of such Lender from time to time, including the amounts of principal and interest payable and paid to such lending office of such Lender from time to time under this Agreement.

(c)           The Borrower shall execute and deliver to the Administrative Agent on the Closing Date one or more Notes payable to each Lender which in the aggregate equal the amount of such Lender’s Term Loan Commitment.  If Prospect’s Term Loan Commitment is less than $22,500,000, such Term Loan Commitment shall be reflected in a single Note.  If Prospect’s Term Loan Commitment exceeds $22,500,000, such Term Loan Commitment shall be reflected in one Note for $22,500,000 and additional Notes in increments of $7,500,000, or any remainder amount if less than $7,500,000.

(d)           Any Lender may exchange its Note(s) for, and promptly following a written request from such Lender, the Borrower shall issue, one or more replacement Notes in an aggregate principal amount equal to the principal amount of the Note(s) being replaced, in such smaller or larger denominations as such Lender may request.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

(e)           The Borrower hereby irrevocably authorizes each Lender to make (or cause to be made) appropriate notations on the grid attached to such Lender’s Note(s) (or on any continuation of such grid), which notations, if made, shall absent manifest error be prima facie evidence of, among other things, the date of, the outstanding principal amount of, and the interest rate and Interest Period applicable to, the Term Loans evidenced thereby; provided, that the failure of any Lender to make any such notations shall not limit or otherwise affect any Obligations of any Loan Party.  The Administrative Agent shall maintain the Register pursuant to Section 11.06(b)(iv), with a subaccount for each Lender, in which Register and subaccounts (taken together) shall be recorded (i) the amount of each Term Loan made hereunder and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent from the Borrower and each Lender’s share thereof.

(f)           The entries made in the Register and accounts and subaccounts maintained pursuant to Section 2.03(b) and (e) shall, to the extent permitted by Applicable Law, absent manifest error be prima facie evidence of the existence and amounts of the obligations of the Borrower recorded therein; provided, that the failure of any Lender or the Administrative Agent to maintain such account, such Register or such subaccount, as applicable, or any error therein, shall not in any manner affect the obligation of the Borrower to repay (with applicable interest) the Term Loans made to the Borrower by such Lender in accordance with the terms of this Agreement.

SECTION 2.04            Pro Rata Borrowings.  Each borrowing of Term Loans under this Agreement shall be granted by the Lenders pro rata on the basis of their then-applicable Term Loan Commitments.  No Lender shall be responsible for any default by any other Lender in its obligation to make Term Loans hereunder, and each Lender shall be obligated to make the Term Loans provided to be made by it hereunder regardless of the failure of any other Lender to fulfill its commitments hereunder.

SECTION 2.05             Interest.

(a)           The unpaid principal amount of each Term Loan shall accrue interest from the date of the borrowing thereof to but excluding the date of any repayment in full thereof, at a rate equal to the sum of:

(i)             the greater of (x) the Fixed Rate and (y) the LIBOR Rate in effect hereunder from time to time plus the Margin; plus

(ii)            the PIK Rate.

(b)           On each Interest Payment Date, (i) interest accrued on the Term Loans under Section 2.05(a)(i) shall be payable in cash in arrears, and (ii) interest accrued on the Term Loans under Section 2.05(a)(ii) (the “PIK Amount”) shall automatically be added to the principal amount of the Term Loans and shall thereafter constitute principal for all purposes of this Agreement (such amounts, inclusive of all PIK Amounts, the “PIK Interest”).  The principal amount of the Term Loans increased by the addition of any PIK Amount may be evidenced in

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

writing only by the Administrative Agent, which writing shall be deemed to be correct absent manifest error.  Notwithstanding the foregoing, on each Interest Payment Date after the date of the Discharge of the CDF1 Credit Agreement Obligations, all interest accrued on the Term Loans under Sections 2.05(a)(i) and (a)(ii) above shall be payable in cash in arrears.

(c)           From and after the occurrence and during the continuance of any Event of Default, upon written notice by the Administrative Agent to the Borrower (which notice may be given in the sole discretion of the Administrative Agent and which in any event shall be given at the direction of the Required Lenders), the Borrower shall pay interest on the principal amount of all Term Loans and all other unpaid Obligations, to the extent permitted by Applicable Law, at the rate described in Section 2.05(a) plus two percentage points (2%) per annum (such interest accrued solely as a result of such excess rate of interest, the “Accrued Default Interest”).  All such interest shall be payable in cash on demand and shall apply from the date of occurrence and during the continuance of such Event of Default.

(d)           All computations of interest hereunder shall be made in accordance with Section 4.06.

(e)           The Administrative Agent, upon determining the interest rate for any borrowing of Term Loans, shall promptly notify the Borrower and the Lenders thereof.  Each such determination shall be final and conclusive and binding on all parties hereto absent manifest error.

SECTION 2.06             Increased Costs, Illegality, etc.

(a)           In the event that (x) in the case of clause (i) below, the Administrative Agent or (y) in the case of clauses (ii) and (iii) below, any Lender, in each case, shall have determined (which determination shall, absent clearly demonstrable error, be final and conclusive and binding upon all parties hereto):

(i)            on any date for determining the LIBOR Rate for any Interest Period that (A) deposits in the principal amounts of the Term Loans comprising any Term Loan are not generally available in the relevant market or (B) by reason of any changes arising on or after the Closing Date affecting the interbank Eurodollar market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of LIBOR Rate; or

(ii)           at any time after the later of the Closing Date and the date such Person became a Lender hereunder, that such Lender shall incur increased costs or reductions in the amounts received or receivable hereunder with respect to any Term Loans, including costs arising from Taxes (other than (x) Indemnified Taxes, (y) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (z) Connection Income Taxes) with respect to such Term Loans because of (A) any change since the later of the Closing Date and the date such Person became a Lender in any Applicable Law (or in the interpretation or administration thereof and including the introduction of any new Applicable Law), such as, for example, without limitation, a change in official reserve requirements, and/or (B) other circumstances affecting the interbank Eurodollar market or the position of such Lender in such market; or

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

(iii)          at any time after the later of the Closing Date and the date such Person became a Lender hereunder, that the making or continuance of any Term Loan has become unlawful by compliance by such Lender in good faith with any Applicable Law (or would conflict with any such Applicable Law), or has become impracticable as a result of a contingency occurring after the date hereof that materially and adversely affects the interbank Eurodollar market, then, and in any such event, such Lender (or the Administrative Agent, in the case of clause (i) above) shall promptly give notice to the Borrower and the Administrative Agent of such determination, which notice the Administrative Agent shall promptly transmit to each of the Lenders.  Thereafter (A) in the case of clause (i) above, Term Loans shall no longer be available at the LIBOR Rate and shall accrue interest at the Fixed Rate until such time as the Administrative Agent notifies the Borrower, the Collateral Agent and the Lenders that the circumstances giving rise to such notice by the Administrative Agent no longer exist (which notice the Administrative Agent agrees to give at such time when it becomes aware that such circumstances no longer exist), (B) in the case of clause (ii) above, the Borrower shall pay to such Lender, within ten (10) Business Days after receipt of written demand therefor, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender in its reasonable discretion shall determine) as shall be required to compensate such Lender for such increased costs or reductions in amounts receivable hereunder (it being agreed that a written notice as to the additional amounts owed to such Lender, showing in reasonable detail the basis for the calculation thereof, submitted to the Borrower by such Lender shall, absent clearly demonstrable error, be final and conclusive and binding upon all parties hereto) and (C) in the case of clause (iii) above, the Borrower shall take the actions specified by Applicable Law as promptly as possible and, in any event, within the time period required by Applicable Law.  Notwithstanding anything herein to the contrary, the Borrower shall not be required to pay additional amounts to any Lender pursuant to clause (ii) above (regardless of the form) that were incurred more than one hundred and twenty (120) days prior to the giving of the notice pursuant to said clause (ii).

(b)           If, after the later of the Closing Date and the date such Person became a Lender hereunder, the adoption of any Law (including the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith regardless of the date enacted, adopted or issued) regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by a Lender or its parent with any request or directive made or adopted after such date regarding capital adequacy (whether or not having the force of law) of any such authority, association, central bank or comparable agency, has the effect of reducing the rate of return on such Lender’s or its parent’s capital or assets as a consequence of such Lender’s commitments or obligations hereunder to a level below that which such Lender or its parent could have achieved but for such adoption, effectiveness, change or compliance (taking into consideration such Lender’s or its parent’s policies with respect to capital adequacy), then within fifteen (15) Business Days after demand by such Lender (with a copy to the Administrative Agent), the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or its parent for such reduction; provided, however, that a Lender shall not be entitled to such compensation as a result of such Lender’s compliance with,

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

or pursuant to any request or directive to comply with, any such Applicable Law as in effect on the Closing Date or the later date on which it becomes a Lender, as the case may be.  Each Lender (on its own behalf), upon determining in good faith that any additional amounts will be payable pursuant to this Section 2.06(b), will, as promptly as practicable upon ascertaining knowledge thereof, give written notice thereof to the Borrower, which notice shall set forth in reasonable detail the basis of the calculation of such additional amounts.  The failure or delay to give any such notice with respect to a particular event shall not release or diminish the Borrower’s obligations to pay additional amounts pursuant to this Section 2.06(b) for amounts accrued or incurred prior to the date that such notice with respect to such event is actually given.  Notwithstanding anything herein to the contrary, the Borrower shall not be required to pay additional amounts to any Lender pursuant to this Section 2.06(b) that were incurred more than one hundred and twenty (120) days prior to the giving of the notice pursuant to this Section 2.06(b).

SECTION 2.07            Compensation.  If (a) any payment of principal of a Term Loan is made by the Borrower to or for the account of a Lender other than on the last day of the Interest Period for such Term Loan as a result of a payment pursuant to Sections 4.01 or 4.02 (other than pursuant to Section 4.01(b) or Section 4.02(a)(iii)), as a result of acceleration of the maturity of the Term Loans pursuant to Article IX or for any other reason, or (b) any prepayment of principal of a Term Loan is not made as a result of a withdrawn notice of prepayment pursuant to Sections 4.01 or 4.02, the Borrower shall within five (5) Business Days after receipt of a written request by such Lender (which request shall set forth in reasonable detail the basis for requesting such amount), pay to the Administrative Agent for the account of such Lender any amounts required to compensate such Lender for any additional losses, costs or expenses that such Lender may reasonably incur as a result of such payment or failure to prepay, including any loss, cost or expense (excluding loss of anticipated profits) actually incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund or maintain such Term Loan.

SECTION 2.08            Change of Lending Office.  Each Lender agrees that, upon the occurrence of any event giving rise to the operation of Sections 2.06(a)(ii), 2.06(a)(iii), or 4.04 with respect to such Lender, it will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Term Loans affected by such event if, in the judgment of such Lender, such designation will eliminate or reduce amounts payable pursuant to Sections 2.06(a)(ii), 2.06(a)(iii) or 4.04, as the case may be, in the future; provided, that such designation is made on such terms that such Lender and its lending office suffer no economic, legal or regulatory disadvantage or unreimbursed costs, with the object of avoiding the consequence of the event giving rise to the operation of any such Section.  Nothing in this Section 2.08 shall affect or postpone any of the obligations of the Borrower or the right of any Lender provided in Sections 2.06 or 4.04.

ARTICLE III

FEES AND COMMITMENT TERMINATIONS

SECTION 3.01             Fees.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

(a)           The Borrower agrees to pay to the Administrative Agent the fees and other Obligations set forth in the Structuring Fee Letter and the Work Letter.

(b)           Except as set forth in the immediately following sentence, upon any prepayment in whole or in part of the Term Loans and whether before, during or after acceleration of the Term Loans and/or the occurrence of any Event of Default and whether voluntary or mandatory, the Borrower shall pay to Administrative Agent for the ratable benefit of the Lenders, as liquidated damages for the loss of the bargain and not as a penalty, an amount equal to the Prepayment Premium.  Notwithstanding the foregoing, no Prepayment Premium shall be payable in connection with any prepayment pursuant to Sections 4.02(a)(iii) or 4.01(b).

SECTION 3.02             Termination of Commitments.  The Total Term Loan Commitment shall terminate upon the full disbursement of the Term Loans.

ARTICLE IV

PAYMENTS

SECTION 4.01             Voluntary Prepayments.

(a)           The Borrower shall have the right to prepay Term Loans in whole (but not in part) following the second anniversary of the Closing Date on the following terms and conditions:

(i)            the Borrower shall deliver to the Administrative Agent written notice of the Borrower’s intent to make such prepayment and the amount of such prepayment, no less than fifteen (15) days and no more than forty-five (45) days prior to such prepayment date, specifying the date on which such prepayment is to be made;

(ii)           a notice delivered pursuant to Section 4.01(a)(i) shall be irrevocable, shall be accompanied by a certification of an Authorized Officer of the Borrower that the prepayment is being made pursuant to and in compliance with all provisions of Section 4.01(a), and shall obligate the Borrower to prepay the amount specified in such notice on the date specified therein together with accrued interest thereon and any applicable Prepayment Premium, all of which shall become due and payable on the prepayment date set forth in such notice;
(iii)          the prepayment of Term Loans pursuant to this Section 4.01(a) on any day other than the last day of the applicable Interest Period shall be subject to compliance by the Borrower with the applicable provisions of Section 2.07; and

(iv)          on the date of prepayment of any Term Loan pursuant to this Section 4.01, the Borrower shall pay to the Administrative Agent, for the benefit of the Lenders, the Prepayment Premium (if any).

(b)           The Borrower shall have the right, but not the obligation, on any Payment Date after the Discharge of the CDF1 Credit Agreement Obligations to apply all or any portion of the CDF1 Excess Cash Flow as a prepayment of the Term Loans in accordance with the

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

provisions of Section 4.01(a) above (other than with respect to the references to payments referred to in clauses (ii), (iii) and (iv) thereof), and subject to Section 7.23 hereof.

(c)           Each prepayment pursuant to this Section 4.01 shall be applied to reduce the Term Loans in accordance with Section 4.02(b).

SECTION 4.02             Mandatory Prepayments.

(a)           The Borrower shall prepay the Term Loans in accordance with the following (for the avoidance of doubt, nothing in this Section 4.02(a) shall be construed to constitute the Agents’ or any Lender’s consent to any transaction that is not permitted by other provisions of this Agreement or the other Loan Documents):

(i)            Equity and Debt Issuances. Within one Business Day of receipt by any Loan Party or any of its Subsidiaries (other than the “Group Members” (as defined in the CDF1 Credit Agreement) or the “Group Members” (as defined in the CDF2 Credit Agreement)) of Net Cash Proceeds arising from (i) the issuance or Sale by such Loan Party of its own Stock (other than any issuance of common Stock by a Loan Party occurring in the ordinary course of business to any director, member of the management or employee of a Loan Party or its Subsidiaries pursuant to an incentive unit grant agreement or employee benefit plan as in effect from time to time or issuance of directors’ qualifying units), provided, in each case, that it shall be a condition to the issuance or Sale of such Stock of a Loan Party that such Stock be pledged to the Collateral Agent, for the benefit of the Secured Parties, to secure the Obligations), the Borrower shall pay or cause to be paid to the Administrative Agent a prepayment of the outstanding principal amount of the Term Loans in an amount equal to 100% of such Net Cash Proceeds, or (ii) after the Discharge of the CDF1 Credit Agreement Obligations, the incurrence by any Phase I Group Member of Indebtedness of the type specified in clause (a) or (b) of the definition thereof (other than any such Indebtedness permitted hereunder in reliance upon either of clauses (a) and (b) of Section 8.01)), the Borrower shall pay or cause to be paid to the Administrative Agent a prepayment in an amount equal to 100% of such Net Cash Proceeds.

(ii)           Asset Sales and Property Loss Events. Subject to the restrictions contained in Section 8.04, within one Business Day of receipt on or after the Closing Date in any Fiscal Year by any Loan Party of Net Cash Proceeds arising from (i) any Sale by any Loan Party or any of its Subsidiaries) other than the “Group Members” (as defined in the CDF1 Credit Agreement) or the “Group Members” (as defined in the CDF2 Credit Agreement)) of any of its property (other than Sales of its own Stock and Sales of property to the extent expressly permitted under Section 8.04)), (ii) any Property Loss Event, or (iii) any business interruption insurance policy, the Borrower shall pay or cause to be paid to the Administrative Agent a prepayment of the outstanding principal amount of the Term Loans in an amount equal to 100% of such Net Cash Proceeds; provided, however, that within one Business Day of receipt of such Net Cash Proceeds and as long as no Event of Default has occurred and is continuing, any Loan Party may deposit and maintain such Net Cash Proceeds in a Cash Collateral Account and thereafter make Permitted Reinvestments with such Net Cash Proceeds (and the Borrower shall not be required to make or cause such prepayment) so long as (A) such Net Cash Proceeds so deposited are intended to be used to make Permitted Reinvestments, (B) on each Reinvestment Prepayment Date for such Net Cash Proceeds, the Borrower shall pay or cause to be paid to the

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Administrative Agent a prepayment of the outstanding principal amount of the Term Loans in an amount equal to the Reinvestment Prepayment Amount applicable to such Reinvestment Prepayment Date and such Net Cash Proceeds and (C) such Net Cash Proceeds used for Permitted Reinvestments under this Section 4.02(a)(ii) does not exceed $50,000 in any Fiscal Year without the prior written consent of the Administrative Agent, such consent not to be unreasonably withheld.  Upon the occurrence and during the continuation of an Event of Default, the Loan Parties’ rights to make Permitted Reinvestments shall be suspended and all Net Cash Proceeds described above (including existing Permitted Reinvestments held in the Cash Collateral Accounts) shall, at the direction of the Administrative Agent or the Required Lenders (and automatically upon any Event of Default under Section 9.01(g)) be used to prepay the outstanding principal amount of the Term Loans in accordance with Section 4.02(b) below.

(iii)          Until the Obligations shall have been paid in full, the Borrower shall pay or cause to be paid to the Administrative Agent on each Payment Date for the prepayment of the outstanding principal amount of the Term Loans 100% of all Excess Cash Flow; provided, that for the first Payment Date hereunder, Borrower shall be permitted to retain an amount equal to the Borrower Operating Account Reserve in the Borrower Collection Account and the Administrative Agent will cause such Borrower Operating Account Reserve to be transferred to the Borrower Operating Account in accordance with Section 7.16(b)(ii) and, on each subsequent Payment Date, the Borrower shall be permitted to retain an amount of Excess Cash Flow equal to the then applicable difference (if any) between the amount of the Borrower Operating Account Reserve then on deposit in the Borrower Operating Account and the Borrower Operating Account Reserve and the Administrative Agent will cause an amount equal to such difference (if any) to be transferred to the Borrower Operating Account in accordance with Section 7.16(b)(ii).

(iv)          Immediately upon any acceleration of any Obligations pursuant to Section 9.02, the Borrower shall repay all the Term Loans (together with the applicable Prepayment Premium), unless only a portion of all the Term Loans is so accelerated (in which case the portion so accelerated shall be so repaid).

(b)           Application of Payments and Collateral Proceeds.  With respect to (A) the prepayment of Term Loans required by Section 4.02 or voluntarily made pursuant to Section 4.01, (B) any other amount that an Agent receives from any Person as a result of a provision in any Loan Document requiring that such amount be paid to such Agent, (C) all proceeds of Collateral received by an Agent or any other Person pursuant to the exercise of remedies against the Collateral, and (D) all payments received upon and after the acceleration of any of the Obligations, such amounts prepaid to or received by any Agent, or the proceeds of Collateral, as applicable, shall be applied as follows:

(i)            first, to pay any and all costs, fees, and expenses of, and any indemnity payments then due to, the Agents under the Loan Documents, until paid in full;

(ii)           second, ratably to pay any costs, fees, expenses, and premiums (including, to the extent applicable, the Prepayment Premium) of, and any indemnity payments then due to, any of the Lenders under the Loan Documents, until paid in full;

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

(iii)           third, ratably to pay interest due in respect of the outstanding Term Loans until paid in full;

(iv)          fourth, ratably to pay the outstanding principal balance of the Term Loans until the Term Loans are paid in full;

(v)           fifth, to pay any other Obligations; and

(vi)          sixth, to the Borrower or such other Person entitled thereto under Applicable Law.

SECTION 4.03             Payment of Obligations; Method and Place of Payment.

(a)           The obligations of each Loan Party hereunder and under each other Loan Document are not subject to counterclaim, set-off, rights of rescission, or any other defense of any kind whatesoever.  Subject to Section 4.04, and except as otherwise specifically provided herein, all payments under any Loan Document shall be made by the Borrower, without counterclaim, set-off, rights of rescission, or deduction of any kind, to the Administrative Agent for the ratable account of the Secured Parties entitled thereto, not later than 1:00 p.m. on the date when due and shall be made in immediately available funds in Dollars to the Administrative Agent.  The Administrative Agent will thereafter cause to be distributed (on the same day, if payment was actually received by the Administrative Agent prior to 1:00 p.m.) like funds relating to the payment of principal or interest or Fees ratably to the Secured Parties entitled thereto.

(b)           For purposes of computing interest or fees, any payments under this Agreement that are made later than 1:00 p.m. on any Business Day shall be deemed to have been made on the next succeeding Business Day.  Whenever any payment to be made hereunder shall be stated to be due on a day that is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall continue to accrue during such extension at the applicable rate in effect immediately prior to such extension.

(c)           Pursuant to Section 4.03(a), the Borrower shall make each payment under any Loan Document by wire transfer to the following account:

U.S. Bank, N.A.

Milwaukee, Wisconsin

ABA Number: 042000013

For Credit to Account Number:

Account of: U.S. Bank Trust Service

Attention: David Neumann

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

For Further Credit to Account:

Prospect Capital Corporation

Reference:  Cinedigm DC Holdings, LLC

or such other account as the Administrative Agent shall identify in a written notice to the Borrower from time to time within a reasonable time prior to such payment.

SECTION 4.04             Taxes.

(a)           Payments Free of Taxes.  Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by Applicable Law.  If any Law (as determined by an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with Applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.

(b)           Payment of Other Taxes.  The Loan Parties shall timely pay to the relevant Governmental Authority in accordance with Applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes.

(c)           Indemnification.  Without duplication of payments made pursuant to Section 4.04(a), the Loan Parties shall jointly and severally indemnify each Recipient, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.  A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

(d)           Evidence of Payments.  As soon as practicable after any payment of Taxes by any Loan Party to a Governmental Authority pursuant to this Section 4.04, such Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(e)           Status of Lenders.

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(i)            Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding.  In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by Applicable Law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements.  Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Sections 4.04(e)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the relevant Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii)           Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Person,

(A)           any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding Tax;

(B)           any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable:

(w) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed originals of IRS Form W-8BEN establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(x) executed originals of IRS Form W-8ECI;

(y) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate to the effect that such Foreign Lender is not a “bank” within the

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of IRS Form W-8BEN; or

(z) to the extent a Foreign Lender is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-9, a U.S. Tax Compliance Certificate and/or other certification documents from each beneficial owner, as applicable;

(C)           any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and

(D)           if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by Applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment.  Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Lender agrees that, if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.

(f)           Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 4.04 (including by the payment of additional amounts pursuant to this Section 4.04), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such

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UNDER THE SECURITIES EXCHANGE ACT OF 1934.

indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (f) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority.  Notwithstanding anything to the contrary in this paragraph (f), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (f) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the indemnification payments or additional amounts giving rise to such refund had never been paid.  This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

(g)           Survival.  Each party’s obligations under this Section 4.04 shall survive the resignation or replacement of either or both of the Agents or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.

SECTION 4.05             [Intentionally Omitted]

SECTION 4.06            Computations of Interest and Fees.  All interest and fees shall be computed on the basis of the actual number of days occurring during the period for which such interest or fee is payable over a year comprised of 360 days.  Payments due on a day that is not a Business Day shall (except as otherwise required) be made on the next succeeding Business Day and such extension of time shall be included in computing interest and fees in connection with that payment.

SECTION 4.07            AHYDO.  Notwithstanding anything to the contrary contained in this Agreement, if (1) the Term Loans remain outstanding after the fifth anniversary of the Closing Date and (2) the aggregate amount of the accrued but unpaid interest on the Term Loans (including any amounts treated as interest for federal income tax purposes, such as “original issue discount”) as of any Testing Date (as defined below) occurring after such fifth anniversary exceeds an amount equal to the Maximum Accrual (as defined below), then all such accrued but unpaid interest on the Term Loans (including any amounts treated as interest for federal income tax purposes, such as “original issue discount”) as of such time in excess of an amount equal to the Maximum Accrual shall be paid in cash by the Borrower to the Lenders on such Testing Date, it being the intent of the parties hereto that the Term Loans will not be treated as an “applicable high yield debt obligation” under Sections 163(e)(5) and Section 163(i) of the Code and shall be interpreted consistently with such intent.  For these purposes, the “Maximum Accrual” is an amount equal to the product of the Term Loans’ issue price (as defined in Code Sections 1273(b) and 1274(a)) and their yield to maturity, and a “Testing Date” is any regularly scheduled date on which interest is required to be paid hereunder and the date on which any “accrual period” (within the meaning of Section 1272(a)(5) of the Code) closes.  Any accrued interest which for any reason has not theretofore been paid shall be paid in full on the date on which the final principal payment on the Term Loans is made.

SECTION 4.08            OID.  The Borrower and the Lenders agree that:  (i) the Term Loans are debt for federal income tax purposes; (ii) the Term Loans of each Lender constitute a

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UNDER THE SECURITIES EXCHANGE ACT OF 1934.

single debt instrument for purposes of Sections 1271 through 1275 of the Code and the Treasury Regulations thereunder (pursuant to Treasury Regulations Section 1.1275-2(c)), such debt instrument is treated as issued with original issue discount (“OID”) solely as a result of the PIK Interest, and such debt instrument is described in Treasury Regulations Section 1.1272-1(c)(2) and therefore is governed by the rules set out in Treasury Regulations Section 1.1272-1(c), including Section 1.1272-1(c)(5), and is not governed by the rules set out in Treasury Regulations Section 1.1275-4; (iii) any calculation by the Borrower regarding the amount of OID for any accrual period on the Term Loans shall be subject to the review and approval of the Lenders; and (iv) they will adhere to this Agreement for federal income tax purposes and not take any action or file any tax return, report or declaration inconsistent herewith unless otherwise required due to a change in law.  The inclusion of this Section 4.08 is not an admission by any Lender that it is subject to United States taxation.

ARTICLE V

CONDITIONS PRECEDENT TO TERM LOANS

The obligation of the Lenders to fund the Term Loans under this Agreement is subject to the satisfaction of the following conditions precedent on or before the Closing Date:

SECTION 5.01            Loan Documents.  The Administrative Agent shall have received originals of the following documents, duly executed by an Authorized Officer of each applicable Loan Party and each other relevant party thereto:

(a)           this Agreement;

(b)           the Notes, in accordance with Section 2.03(c);

(c)           the Security Agreement;

(d)           the MSA Assignments;

(e)           an Assignment of IP License in relation to all existing IP Licenses;

(f)           a Mortgage with respect to each fee simple interest in Real Property of a Loan Party as of the Closing Date as required by Section 7.12, together with the other related items required thereunder;

(g)           the Structuring Fee Letter;

(h)           the CDF1 Credit Agreement Assignment;

(i)            the Distributor Lockbox Collateral Agency Agreement Instructions;

(j)            a Trademark Security Agreement executed by Access;

(k)           Foreign Security Documents, including, with respect to Cinedigm Australia (i) an Australian law Specific Security Agreement (Accounts) in relation to all existing

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OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

and future deposit or other accounts of Cinedigm Australia related to the Servicing Business in favor of the Borrower, (ii) an Australian law Specific Security Agreement (Shares) from the Limited Recourse Pledgor in favor of the Collateral Agent, pledging 66% of the Stock of Cinedigm Australia, and (iii) an executed legal opinion of Australian local counsel to the Parent and Cinedigm Australia, which legal opinion shall be addressed to the Administrative Agent and the Lenders and shall be in form and substance satisfactory to the Administrative Agent and its legal counsel;

(l)            the Powers of Attorney; and

(m)          each other Loan Document.

SECTION 5.02             Lien and other Searches; Filings.

(a)           The Collateral Agent shall have received the results of a search of the UCC filings (or equivalent filings), tax Liens, judgment Liens, bankruptcies and litigations made with respect to each Loan Party, together with copies of the financing statements and other filings (or similar documents) disclosed by such searches, and accompanied by evidence satisfactory to the Collateral Agent that the Liens indicated in all such financing statements and other filings (or similar document) either are Permitted Liens or have been released or will be released on the Closing Date concurrently with the funding of the Term Loans hereunder.

(b)           The Collateral Agent shall have received appropriate UCC (or equivalent) financing statements suitable for filing in such office or offices as may be necessary or, in the reasonable opinion of Collateral Agent, desirable, to perfect and evidence the Collateral Agent’s Liens in and to the Collateral.

SECTION 5.03            Pledges.  All Stock of the Borrower and Access Phase 2, respectively, and 66% of the Stock of Cinedigm Australia shall have been pledged pursuant to the Limited Recourse Pledge Agreement and all Stock of Access shall have been pledged pursuant to the Security Agreement, and the Collateral Agent shall have received all certificates representing such Stock of (and all such Stock of any Loan Party shall be certificated) accompanied by instruments of transfer and undated stock powers executed in blank.  All promissory notes and other evidences of Indebtedness shall have been pledged and delivered pursuant to the Security Agreement to the extent required by Section 7.09, including the Australian Intercompany Note, with accompanying note transfer powers.

SECTION 5.04             Legal Opinions.  The Administrative Agent shall have received:

(a)            an executed legal opinion of counsel to the Loan Parties and the Parent, which legal opinion shall be addressed to the Administrative Agent and the Lenders and shall be in form and substance satisfactory to the Administrative Agent and its legal counsel; and

(b)           an executed legal opinion from Morgan, Lewis & Bockius LLP, as counsel to Prospect, which legal opinion shall be addressed to the Administrative Agent and the Lenders and shall be in form and substance satisfactory to the Administrative Agent.

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OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

SECTION 5.05            Secretary’s Certificates.  The Administrative Agent shall have received a certificate for each Loan Party, dated the Closing Date, duly executed and delivered by such Loan Party’s secretary or assistant secretary, other Authorized Officer, managing member or general partner, as applicable, as to:

(a)           such Person’s Constituent Documents, as amended, modified or supplemented as of Closing Date, certified by the appropriate officer or official body of the jurisdiction of organization of such Person, including, in the case of the Borrower, the Amended and Restated LLC Agreement;

(b)           resolutions of each such Person’s Board then in full force and effect expressly and specifically authorizing, to the extent relevant, all aspects of the Loan Documents applicable to such Person and the execution, delivery and performance of each Loan Document, in each case to be executed by such Person; and

(c)           the incumbency and specimen signatures of its Authorized Officers and any other of its officers, managing member or general partner, as applicable, authorized to act with respect to each Loan Document to be executed by such Person, and a list of all officers and directors of the Loan Parties.

Each such certificate shall provide that each Secured Party may conclusively rely thereon until such Secured Party shall have received a further certificate of the secretary, assistant secretary, managing member or general partner, as applicable, of such Person canceling or amending the prior certificate of such Person as provided in Section 7.01(e).

SECTION 5.06            Other Documents and Certificates.  The Administrative Agent shall have received originals of the following documents and certificates, each of which shall be dated the Closing Date and duly executed by an Authorized Officer of each applicable Loan Party, in form and substance satisfactory to the Administrative Agent and its legal counsel:

(a)           a certificate of Authorized Officers of the Parent and the Borrower, certifying as to such items as reasonably requested by the Administrative Agent, including, without limitation, the following:

(i)            that attached, in an electronic datafile, are true and complete copies of:

(A)           the CDF1 Credit Agreement and all other principal “Loan Documents” (as defined therein);

(B)           the CDF2 Credit Agreement and all other principal “Loan Documents” (as defined therein);

(C)           the KBC Facility Documents;

(D)           the principal CHG Lease Facility Documents;

(E)           each Management Services Agreement;

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(F)           the General Services Agreement;

(G)           the Tax Consolidation Documents;

(H)           the Phase I Back-Up Servicer Agreement;

(I)            all Exhibitor Agreements;

(J)            all Digital Cinema Deployment Agreements;

(K)           (x) all IP Licenses and (y) all software license agreements between CDF1 and Access including, without limitation, the Amended and Restated Software License Agreement dated as of February 28, 2013, by and between Access and CDF1;

(L)           all Intercompany Agreements;

(M)          the CDF2 Sale and Contribution Agreement;

(N)           all material employment agreements for the Borrower and each Phase I Group Member, and that each such material contract is in full force and effect and the Parent and the Borrower are in compliance with all such material contracts as of the Closing Date;

(O)           a copy of the certificate from the Chief Financial Officer of the Parent delivered to the CDF1 Credit Agreement Lenders (as defined in the CDF1 Credit Agreement), demonstrating, as of the Closing Date, for the most recent trailing twelve-month period for which quarterly financial statements are available (i) Consolidated EBITDA (as defined in the CDF1 Credit Agreement) that is not less than $39.18 million, (ii) a ratio of (A) Consolidated Total Debt (as defined in the CDF1 Credit Agreement) to (B) Consolidated EBITDA of no more than 3.32:1.00 and (iii) projections showing a Consolidated Fixed Charge Coverage Ratio (as defined in the CDF1 Credit Agreement) for the next full Fiscal Quarter of no less than 1.20:1.00; and

(P)           copies of the Distribution Reports, Waterfall Reports (as defined in the CDF1 Credit Agreement) and Pipeline Reports (as defined in the CDF2 Credit Agreement) for each of the most recently ended three (3) fiscal months immediately prior to the Closing Date,

(ii)           the receipt of all required consents, waivers, acknowledgments, and other agreements and approvals of all Governmental Authorities and other third parties with respect to the consummation of the transactions contemplated hereunder and the operation of the businesses of the Loan Parties, the Phase I Group Members and the Phase II Group Members, copies of all of which shall be attached thereto and certified as being true and complete copies; provided that an Acknowledgement and Consent to Assignment from (A) The Weinstein Company LLC and (B) Overture Films, LLC may be provided within sixty (60) days following the Closing Date (or such later period as may be agreed to by the Administrative Agent in its sole discretion), in form and substance satisfactory to the Administrative Agent;

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

(iii)           that both before and after giving effect to the borrowing of the Term Loans on the Closing Date, no Default or Event of Default has occurred and no default or event of default under any Material Contract of the Loan Parties has occurred;

(iv)           the representations and warranties set forth in Article VI are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by “material”, “Material Adverse Effect” or other materiality qualifier in the text thereof); and

(v)           that all the conditions listed in this Article V have been fully satisfied or, if applicable, waived in writing by the Administrative Agent.

(b)           a Perfection Certificate of each Loan Party; and

(c)            certificates of good standing with respect to each Loan Party, each dated as of a date no more than thirty (30) days prior to the Closing Date, such certificates to be issued by (i) the appropriate officer or official body of the jurisdiction of organization of such Loan Party, and (ii) subject to Section 7.22 solely with respect to Access Phase 2, the appropriate officer or official body of the other jurisdictions where such Loan Party is qualified to do business as a foreign entity, each of which certificates shall indicate that such Loan Party is in good standing in the applicable jurisdiction.

SECTION 5.07            Solvency.  The Administrative Agent shall be satisfied, based on financial statements (actual and pro forma), projections and other evidence provided by the Parent and the Borrower, that the Borrower and each of the other Loan Parties and their Subsidiaries are and, after incurring the Term Loans, will be, Solvent, and the Administrative Agent shall have received a Solvency Certificate duly executed by the chief financial officer of the Borrower confirming the Solvency of the Borrower and each of the other Loan Parties and their Subsidiaries after giving effect to the extension of the Term Loans on the Closing Date.

SECTION 5.08             [Intentionally Omitted]

SECTION 5.09             Financial Information; Due Diligence Matters.

(a)           The Administrative Agent shall have received a certificate in form and substance satisfactory to it, dated the Closing Date and duly executed by an Authorized Officer of the Borrower, attaching the following documents and reports (each in form and substance satisfactory to the Administrative Agent):

(i)             the Initial Financial Statements (which shall be received by the Administrative Agent at least three (3) Business Days prior to the Closing Date); and

(ii)            the Initial Projections.

(b)           In the certificate delivered pursuant to clause (a), the applicable Authorized Officer of the Borrower shall certify that the documents and reports delivered pursuant to clauses (a)(i) and (a)(ii) above are true and complete in all material respects as of the Closing Date, and that the projections delivered pursuant to clause (a)(ii) above were prepared in

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

good faith based upon assumptions believed by the Borrower to be reasonable at the time made (it being understood that the projections are subject to uncertainties and contingencies and that no assurance can be given that any particular forecast will be realized).

(c)           The Administrative Agent shall have received and be satisfied in its sole discretion with the Quality of Earnings Report.

(d)           The Administrative Agent shall be satisfied in its sole discretion with the results of its financial, legal, accounting and management due diligence.

(e)           The Administrative Agent shall be satisfied in its sole discretion with the Loan Parties’ cash management arrangements.

(f)           The Administrative Agent shall be satisfied in its sole discretion with the sources and uses for the transactions contemplated by this Agreement.

(g)           The Administrative Agent shall be satisfied in its sole discretion with the capital structure and capitalization of the Borrower.

SECTION 5.10            Insurance.  The Collateral Agent shall have received certificates of insurance, together with endorsements thereto, naming the Secured Parties as additional insureds and naming the Collateral Agent on behalf of the Secured Parties as loss payee, in each case with regard to the insurance required by Section 7.03, in form and substance satisfactory to the Collateral Agent.

SECTION 5.11             Payment of Outstanding Indebtedness.

(a)           The Parent shall have consummated the refinancing of all of its existing Indebtedness represented by the Existing Sageview Indebtedness, such that all existing direct and indirect rights and interests of Sageview in the Phase I Group Members’ assets and equity shall have been released on terms and conditions reasonably acceptable to the Administrative Agent, prior to or concurrently with the effectiveness of this Agreement on terms and conditions reasonably acceptable to the Administrative Agent.

(b)           The Parent and the Phase I Group Members shall have consummated the refinancing of all of the existing Indebtedness represented by the Existing Facility, on terms and conditions reasonably acceptable to the Administrative Agent, prior to or concurrently with the effectiveness of this Agreement on terms and conditions reasonably acceptable to the Administrative Agent.

SECTION 5.12            Material Adverse Effect.  The Administrative Agent shall be satisfied that, since March 31, 2012, no event, development, change, circumstance, condition or effect has occurred that has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

SECTION 5.13            No New Information.  The Administrative Agent shall not have discovered or otherwise become aware of any information, circumstance, development or other matter (including any matter relating to the Initial Projections previously delivered) not

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

previously disclosed to the Administrative Agent that the Administrative Agent believes to be inconsistent in a material and adverse manner with its understanding, based on the information provided to the Administrative Agent prior to the Closing Date, of (a) the business, assets, liabilities, operations, condition (financial or otherwise), prospects, operating results or the Projections of the Borrower and its Subsidiaries taken as a whole or (b) the transactions contemplated by this Agreement.

SECTION 5.14            Fees and Expenses.  The Agents and each Lender shall have received, for its own respective account, (a) all fees and expenses due and payable to such Person under the Structuring Fee Letter and the Work Letter, and (b) the reasonable fees, costs and expenses due and payable to such Person pursuant to Sections 3.01 and 11.05 (including the reasonable fees, disbursements and other charges of counsel) for which invoices have been presented prior to the Closing Date.

SECTION 5.15            Patriot Act Compliance and Reference Checks.  The Administrative Agent shall have received completed background and reference checks with respect to each Loan Party’s senior management and any required Patriot Act compliance, in each case the results of which are satisfactory to Administrative Agent in its sole discretion.

SECTION 5.16             Banking Moratorium.  No banking moratorium has been declared by either federal or state authorities.

SECTION 5.17             No Default.  No Default or Event of Default shall have occurred and be continuing.

SECTION 5.18            Representations and Warranties.  All representations and warranties made by each Loan Party herein or in any other Loan Document shall be true and correct in all material respects, in each case with the same effect as though such representations and warranties had been made on and as of the Closing Date (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date); provided, that any representation or warranty that is already qualified in the text thereof as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects so stated on such respective dates.

SECTION 5.19            No Injunctions.  No injunction, writ, restraining order, or other order of any nature restricting or prohibiting, directly or indirectly, the transactions contemplated by this Agreement shall have been issued and remain in force by any Governmental Authority against the Loan Parties, any Agent or any Lender.

SECTION 5.20            No Adverse Actions.  There shall be no order or injunction or pending litigation in which there is a reasonable possibility of a decision that could reasonably be expected to have a Material Adverse Effect on the Loan Parties, or on the Loan Parties and their Subsidiaries taken as a whole.   There shall be no pending litigation seeking to prohibit, enjoin or prevent any of the transactions contemplated by this Agreement.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

ARTICLE VI

REPRESENTATIONS, WARRANTIES AND AGREEMENTS

To induce the Agents and the Lenders to enter into this Agreement and the Lenders to make the Term Loans hereunder, each of the Loan Parties, jointly and severally, represents and warrants to the Agents and the Lenders as follows:

SECTION 6.01            Corporate Existence; Compliance with Law.  Each of the Parent, the Borrower and each other Loan Party (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) is duly qualified to do business as a foreign entity and in good standing under the laws of each jurisdiction where such qualification is necessary, except where the failure to be so qualified or in good standing would not, in the aggregate, have a Material Adverse Effect, (c) has all requisite power and authority and the legal right to own, pledge, mortgage and operate its property, to lease or sublease any property it operates under lease or sublease and to conduct its business as now or currently proposed to be conducted, (d) is in compliance with its Constituent Documents, (e) is in compliance with all Applicable Laws except where the failure to be in compliance would not have a Material Adverse Effect and (f) has all necessary Permits from or by, has made all necessary filings with, and has given all necessary notices to, each Governmental Authority having jurisdiction, to the extent required for such ownership, lease, sublease, operation, occupation or conduct of its business, except where the failure to obtain such Permits, make such filings or give such notices would not, in the aggregate, have a Material Adverse Effect.

SECTION 6.02             Power and Authority; Enforceability.

(a)           Power and Authority.  The execution, delivery and performance by the Parent and each Loan Party of the Loan Documents to which it is a party and the consummation of the transactions contemplated therein (i) are within such Person’s corporate, company or similar powers and, at the time of execution thereof, shall have been duly authorized by all necessary corporate or similar action (including, if applicable, consent of holders of its Securities), (ii) do not (A) contravene such Person’s Constituent Documents, (B) violate any Applicable Law, (C) conflict with, contravene, constitute a default or breach under, or result in or permit the termination or acceleration of, any material Contractual Obligation of any Loan Party or any of its Subsidiaries (including other Loan Documents) other than those that (1) would not, in the aggregate, have a Material Adverse Effect and (2) are not created or caused by, or a conflict, breach, default or termination or acceleration event under, any Loan Document or (D) result in the imposition of any Lien (other than a Permitted Lien) upon any property of any Loan Party or any of its Subsidiaries and (iii) do not require any Permit of, or filing with, any Governmental Authority or any consent of, or notice to, any Person, other than (A) with respect to the Loan Documents, the filings required to perfect the Liens created by the Loan Documents and (B) those listed on Schedule 6.02 and that have been, or will be prior to the Closing Date, obtained or made, copies of which have been, or will be prior to the Closing Date, delivered to the Administrative Agent, and each of which on the Closing Date will be in full force and effect.

(b)           Due Execution, Delivery and Enforceability.  From and after its delivery to the Administrative Agent, each Loan Document (i) has been duly executed and delivered to

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

the other parties thereto by the Parent and each Loan Party, as applicable, party thereto and (ii) is the legal, valid and binding obligation of the Parent or Loan Party enforceable against the Parent or such Loan Party, as applicable, in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and the effects of general principles of equity.

SECTION 6.03            Approvals, Consents, etc.  No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other Person, and no consent or approval under any contract or instrument (other than (a) those that have been duly obtained or made and which are in full force and effect or, if not obtained or made, individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect, (b) the filing of UCC financing statements, and (c) the filings or other actions necessary to perfect Liens under the Loan Documents) is required for the consummation of the transactions contemplated hereunder or the due execution, delivery or performance by the Parent or any Loan Party of any Loan Document to which it is a party, or for the due execution, delivery or performance of the Loan Documents, in each case by any of the Parent or any of the Loan Parties party thereto.  There is no judgment, order, injunction or other restraint issued or filed with respect to the transactions contemplated by the Loan Documents, the consummation of the transactions contemplated by this Agreement, the making of any Term Loan or the performance by the Parent or the Loan Parties or any of their respective Subsidiaries of their Obligations under the Loan Documents.

SECTION 6.04            Use of Proceeds; Regulations T, U and X.  The Borrower will use the proceeds of the Term Loans solely for the purposes set forth in and permitted by Section 7.10.  No Loan Party is engaged in the business of extending credit for the purpose of purchasing or carrying “margin stock” or “margin securities” within the meanings of Regulations T, U or X of the Board of Governors, and no proceeds of any Term Loan will be used to purchase or carry any margin stock or margin security or otherwise for a purpose which violates or would be inconsistent with Regulations T, U or Regulation X of the Board of Governors.

SECTION 6.05           Investment Company Act.  No Loan Party is, or after giving effect to the transactions contemplated by this Agreement and the other transactions contemplated under the Loan Documents will be, an “investment company” or a company “controlled” by an “investment company”, within the meaning of the Investment Company Act of 1940.

SECTION 6.06             Litigation; Labor Matters.

(a)           There are no pending (or, to the knowledge of any Loan Party, threatened) actions, investigations, suits, proceedings, audits, claims, demands, orders or disputes affecting any of the Phase I Group Members or Phase II Group Members with, by or before any Governmental Authority other than those that (a) cannot reasonably be expected to affect the Obligations, the Loan Documents, the other transactions contemplated therein, any Digital Cinema Deployment Agreement, any Exhibitor Agreement, any Service Agreement, the General Services Agreement or the Management Services Agreement and (b) would not have, individually or in the aggregate, a Material Adverse Effect.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

(b)           There are no strikes, work stoppages, slowdowns or lockouts existing, pending or, to the knowledge of any Group Member, threatened against or involving any Group Member, except, for those that would not, in the aggregate, have a Material Adverse Effect.  As of the Closing Date, (a) there is no collective bargaining or similar agreement with any union, labor organization, works council or similar representative covering any employee of any Group Member, (b) no petition for certification or election of any such representative is existing or pending with respect to any employee of any Group Member and (c) no such representative has sought certification or recognition with respect to any employee of any Group Member.

SECTION 6.07            Subsidiaries.  Set forth on Schedule 6.07 is a complete and accurate list showing for each Loan Party, each Phase I Group Member and each Phase II Group Member and each Subsidiary of any Loan Party, Phase I Group Member and Phase II Group Member and each joint venture of any of the foregoing, its jurisdiction of organization, the number of shares of each class of Stock authorized (if applicable), the number outstanding on the Closing Date and the number and percentage of the outstanding shares of each such class owned (directly or indirectly) by the Borrower and, in the case of the Stock of the Borrower, Access Phase 2 and Cinedigm Australia, the Parent.  All outstanding Stock of each of them has been validly issued, is fully paid and non-assessable (to the extent applicable) and is owned beneficially and of record by Parent, a Loan Party, a Phase I Group Member or Phase II Group Member, as applicable, free and clear of all Liens other than the security interests created by the Loan Documents and, in the case of the Stock of the Group Members (other than the Borrower, Access Phase 2 and Cinedigm Australia), Liens created under the “Loan Documents” (as defined in the CDF1 Credit Agreement) and Liens created under the “Loan Documents” (as defined in the CDF2 Credit Agreement), as applicable.  There are no Stock Equivalents with respect to the Stock of any Loan Party or Subsidiary of any Loan Party, any Phase I Group Member or Phase II Group Member, any Subsidiary of any Phase I Group Member or any Subsidiary of any Phase II Group Member or any joint venture of any of them as of the Closing Date, except as set forth on Schedule 6.07.  Except as provided in the Constituent Documents delivered to the Administrative Agent on or prior to the Closing Date, the “Loan Documents” (as defined in the CDF1 Credit Agreement) and the “Loan Documents” (as defined in the CDF2 Credit Agreement), there are no Contractual Obligations or other understandings to which the Parent, any Loan Party, any Phase I Group Member, Phase II Group Member or any Subsidiary of any Phase I Group Member, Phase II Group Member or any joint venture of any of them is a party with respect to (including any restriction on) the issuance, voting, Sale or pledge of any Stock or Stock Equivalent of any Loan Party, Phase I Group Member, Phase II Group Member or any such Subsidiary or joint venture.

SECTION 6.08             Accuracy of Information.

(a)           The written information prepared or furnished by or on behalf of (and with the consent or at the direction of) the Parent, the Borrower or any Loan Party in connection with any Loan Document (including the information contained in any Financial Statement) or the consummation of any transaction contemplated therein, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein, in light of the circumstances when made, not misleading in any material respect; provided, however, that projections contained therein are not to be viewed as factual and that actual results during the periods covered thereby may differ from the results set forth in such projections by a material amount.  All projections that are part of such information (including those set forth in

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

any Projections delivered subsequent to the Closing Date) are based upon good faith estimates and stated assumptions believed to be reasonable and fair as of the date made in light of conditions and facts then known and, as of such date, reflect good faith, reasonable and fair estimates of the information projected for the periods set forth therein.  All facts known to the Parent, the Borrower or any Loan Party and material to the financial condition, business, property or prospects of the Parent, the Borrower or any Loan Party, taken as one enterprise, have been disclosed to the Lenders.

(b)           The Initial Projections and pro forma financial information provided to the Administrative Agent on or prior to the Closing Date were prepared in good faith based upon  assumptions believed to be reasonable and fair as of the date made and in light of conditions and facts then known, it being recognized by the Administrative Agent and the Lenders that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ from the projected results.

SECTION 6.09             Financial Condition; Financial Statements.

(a)           Subject to the absence of footnote disclosure and normal recurring year-end audit adjustments, each of the Initial Financial Statements fairly present in all material respects the Consolidated and consolidating financial position, results of operations and cash flow of the Borrower and the Phase I Group Members, as applicable, as at the date indicated and for the period indicated in accordance with GAAP.

(b)           On the Closing Date, (i) no Phase I Group Member has any material liability or other obligation (including Indebtedness, Guaranty Obligations, contingent liabilities and liabilities for taxes, long-term leases and unusual forward or long-term commitments) that is not reflected in the Financial Statements referred to in clause (a) above or in the notes thereto and not otherwise permitted by this Agreement and (ii) since the date of the Financial Statements referenced in clause (a) above, there has been no Sale of any material property of the Phase I Group Members and no purchase or other acquisition of any material property.

(c)           The Initial Projections have been prepared by the Borrower, in consultation with the Parent, in light of the operations of the business of the Phase I Group and reflect projections for the eight year period beginning on the Closing Date, and in the form attached as Schedule 2.  As of the Closing Date, the Initial Projections are based upon estimates and assumptions stated therein, all of which the Borrower and the Parent believe to be reasonable and fair in light of conditions and facts known to such Person as of the Closing Date and reflect the good faith estimates believed to be reasonable and fair by such Persons of the future consolidated financial performance of the Persons described therein and the other information projected therein for the periods set forth therein.

SECTION 6.10            Tax Returns and Payments.  All U.S. federal and material U.S. State, local and foreign income and franchise and other Tax returns, reports and statements (collectively, the “Tax Returns”) required to be filed by any Tax Affiliate have been filed with the appropriate Governmental Authorities in all jurisdictions in which such Tax Returns are required to be filed, all such Tax Returns are true and correct in all material respects, and all taxes, charges and other impositions reflected therein or otherwise due and payable have been

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

paid on or prior to the date due.  No Tax Return is under audit or examination by any Governmental Authority and no notice of such an audit or examination or any assertion of any claim for taxes has been given or made by any Governmental Authority, except such audit, examination or claim as could not, if adversely determined, reasonably be expected to have a Material Adverse Effect.  Proper and accurate amounts have been withheld by each Tax Affiliate from their respective employees for all periods in full and complete compliance with the Tax, social security and unemployment withholding provisions of Applicable Law and such withholdings have been timely paid to the respective Governmental Authorities.  No Tax Affiliate has participated in a “reportable transaction” within the meaning of Treasury Regulation Section 1.6011-4(b) or has been a member of an affiliated, combined or unitary group other than the group of which a Tax Affiliate is the common parent.

SECTION 6.11            Compliance with ERISA.  Schedule 6.11 sets forth, as of the Closing Date, a complete and correct list of, and that separately identifies, (a) all Title IV Plans, (b) all Multiemployer Plans and (c) all material Benefit Plans.  Each Benefit Plan, and each trust thereunder, intended to qualify for tax exempt status under Section 401 or 501 of the Code or other Applicable Law so qualifies.  Except for those that would not, in the aggregate, have a Material Adverse Effect, (x) each Benefit Plan is in compliance with applicable provisions of ERISA, the Code and other Applicable Law, (y) there are no existing or pending (or to the knowledge of any Group Member, threatened) claims (other than routine claims for benefits in the normal course), sanctions, actions, lawsuits or other proceedings or investigation involving any Benefit Plan to which any Group Member incurs or otherwise has or could have an obligation or any Liability and (z) no ERISA Event is reasonably expected to occur.  On the Closing Date, no ERISA Event has occurred in connection with which obligations and liabilities (contingent or otherwise) remain outstanding.  No ERISA Affiliate would have any Withdrawal Liability as a result of a complete withdrawal from any Multiemployer Plan on the date this representation is made.  No ERISA Affiliate has incurred any liability under Title IV of ERISA that remains outstanding (other than PBGC premiums due but not delinquent).

SECTION 6.12            Intellectual Property; Licenses, etc.  Each Group Member owns or licenses all material Intellectual Property that is necessary for the operations of its business.  To the knowledge of each Group Member, (a) the conduct and operation of the business of each Group Member does not infringe, misappropriate, dilute, violate or otherwise impair any Intellectual Property owned by any other Person and (b) no other Person has contested any right, title or interest of any Group Member in, or relating to, any Intellectual Property, other than, in each case, as would not, in the aggregate, have a Material Adverse Effect.  In addition, (x) there are no pending (or, to the knowledge of any Group Member, threatened) actions, investigations, suits, proceedings, audits, claims, demands, orders or disputes affecting any Group Member with respect to, (y) no judgment or order regarding any such claim has been rendered by any competent Governmental Authority, no settlement agreement or similar Contractual Obligation has been entered into by any Group Member, with respect to and (z) neither the Parent nor any Loan Party knows or has any reason to know of any valid basis for any claim based on, any such infringement, misappropriation, dilution, violation or impairment or contest, other than, in each case, as would not, in the aggregate, have a Material Adverse Effect.

SECTION 6.13             Ownership of Properties.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

(a)           Each Loan Party has good and marketable fee simple title to all owned Real Property and valid leasehold interests in all leased Real Property, and owns all personal property, in each case that is purported to be owned or leased by it, including those reflected on the most recent Financial Statements delivered by the Borrower, and none of such property is subject to any Lien except Permitted Liens.  There are no Customary Permitted Liens of the categories set forth in clauses (a), (c)(ii), (c)(iii), (d) and (f) of the definition thereof.

(b)           Set forth on Schedule 6.13 is, as of the Closing Date, (i) a complete and accurate list of all Real Property owned in fee simple by any Loan Party or in which any Loan Party owns a leasehold interest setting forth, for each such Real Property, the current street address (including, where applicable, county, state and other relevant jurisdictions), the record owner thereof and, where applicable, each lessee and sublessee thereof, (ii) any lease, sublease, license or sublicense of such Real Property by any Loan Party and (iii) for each such Real Property that the Collateral Agent or the Administrative Agent has requested be subject to a Mortgage or that is otherwise material to the business of any Loan Party, each Contractual Obligation by any Loan Party, whether contingent or otherwise, to Sell such Real Property.

SECTION 6.14            Environmental Warranties.  Except as set forth on Schedule 6.14, (a) the operations of each Group Member are and have been in compliance with all applicable Environmental Laws, including obtaining, maintaining and complying with all Permits required by any applicable Environmental Law, other than non-compliances that, in the aggregate, would not have a reasonable likelihood of resulting in Material Environmental Liabilities, (b) no Group Member is party to, and no Group Member and no Real Property currently (or to the knowledge of any Group Member previously) owned, leased, subleased, operated or otherwise occupied by or for any Group Member is subject to or the subject of, any Contractual Obligation or any pending (or, to the knowledge of any Group Member, threatened) order, action, investigation, suit, proceeding, audit, claim, demand, dispute or notice of violation or of potential liability or similar notice under or pursuant to any Environmental Law other than those that, in the aggregate, are not reasonably likely to result in Material Environmental Liabilities, (c) no Lien in favor of any Governmental Authority securing, in whole or in part, Environmental Liabilities has attached to any property of any Group Member and, to the knowledge of each Group Member, no facts, circumstances or conditions exist that could reasonably be expected to result in any such Lien attaching to any such property, (d) no Group Member has caused or suffered to occur a Release of Hazardous Materials at, to or from any Real Property of any Group Member and each such Real Property is free of contamination by any Hazardous Materials except for such Release or contamination that could not reasonably be expected to result, in the aggregate, in Material Environmental Liabilities, (e) no Group Member (i) is or has been engaged in, or has permitted any current or former tenant to engage in, operations, or (ii) knows of any facts, circumstances or conditions, including receipt of any information request or notice of potential responsibility under CERCLA or other Environmental Laws, that, in the aggregate, would have a reasonable likelihood of resulting in Material Environmental Liabilities and (f) the Borrower has made available to the Administrative Agent copies of all existing environmental reports, reviews and audits and all documents pertaining to actual or potential Environmental Liabilities with respect to each Group Member, in each case to the extent such reports, reviews, audits and documents are in any such Group Member’s possession, custody or control.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

SECTION 6.15           Solvency.  On the Closing Date after giving effect to the transactions contemplated by this Agreement, the Borrower individually is, and the Loan Parties and their Subsidiaries on a Consolidated basis are, Solvent.

SECTION 6.16            No Burdensome Obligations; No Defaults.  No Group Member is a party to any Contractual Obligation, no Group Member has Constituent Documents containing obligations, and, to the knowledge of any Group Member, there are no Applicable Laws, in each case the compliance with which would have, in the aggregate, a Material Adverse Effect.  No Group Member (and, to the knowledge of the Parent and the Borrower, no other party thereto) is in default under or with respect to any Contractual Obligation of any Group Member, which Contractual Obligation is material to the operation of the Group Member’s business and which default gives the applicable third party the right to terminate such Contractual Obligation.

SECTION 6.17            Security Documents.  The Security Agreement and the Limited Recourse Pledge Agreement are effective to create in favor of the Collateral Agent, for the benefit of the Secured Parties, a legal, valid and enforceable first priority security interest in the Collateral (subject to Permitted Liens, other than with respect to any Pledged Stock) described therein and proceeds thereof.  In the case of the Pledged Stock described in the Security Agreement and the Pledged Stock described in the Limited Recourse Pledge Agreement, when stock certificates or membership interest certificates, as applicable, representing such Pledged Stock are delivered to the Collateral Agent, and in the case of the other Collateral described in the Security Agreement, when financing statements and other filings specified on Schedule 6.17 in appropriate form are filed in the offices specified on Schedule 6.17, the Lien granted under the Security Agreement and the Limited Recourse Pledge Agreement shall constitute a fully perfected Lien on, and first priority security interest in, all right, title and interest of the Loan Parties in such Collateral and the proceeds thereof (to the extent such proceeds can be perfected by a filing), as security for the Obligations.

SECTION 6.18            Compliance with Laws and Permits; Authorizations.  Each Loan Party and each of its Subsidiaries (a) is in compliance with all Applicable Laws and Permits and (b) has all requisite governmental licenses, Permits, authorizations, consents and approvals to operate its business as currently conducted, except in such instances in which (x) such requirements of Applicable Laws, Permits, government licenses, authorizations or approvals are being contested in good faith by appropriate proceedings diligently conducted or (y) the failure to have or comply therewith, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.  No Loan Party has received any notice to the effect that its operations are not in compliance with any Environmental Law or Permit or are the subject of any investigation by any Governmental Authority evaluating whether any cleanup or other action is needed to respond to a Release or impose further controls on any existing discharge of Hazardous Materials to the environment.

SECTION 6.19            No Material Adverse Effect.  Since March 31, 2012, there has been no Material Adverse Effect, and there has been no circumstance, event or occurrence, and no fact is known to any of the Loan Parties, in each case that could reasonably be expected to result in a Material Adverse Effect.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

SECTION 6.20            Contractual or Other Restrictions.  Other than the Loan Documents, the CDF1 Credit Agreement (and the “Loan Documents” (as defined in the CDF1 Credit Agreement)) and the CDF2 Credit Agreement (and the “Loan Documents” (as defined in the CDF2 Credit Agreement)), and to the extent permitted by Section 8.08, no Loan Party or any of its Subsidiaries is a party to any agreement or arrangement or subject to any Applicable Law that (a) limits its ability to pay dividends to, or otherwise make Investments in or other payments to, any Loan Party, (b) limits its ability to grant Liens in favor of the Collateral Agent or (c) otherwise limits its ability to perform the terms of the Loan Documents.

SECTION 6.21            Insurance.  The properties of each Loan Party are insured with financially sound and reputable insurance companies that are not Affiliates of any Loan Party, against loss and damage in such amounts, with such deductibles and covering such risks, as are customarily carried by Persons of comparable size and of established reputation engaged in the same or similar businesses and owning similar properties in the general locations where such Loan Party operates, in each case as described on Schedule 6.21.  As of the Closing Date, all premiums with respect thereto that are due and payable have been duly paid and no Loan Party has received or is aware of any notice of violation or cancellation thereof and each Loan Party has complied in all material respects with the requirements of such policy.

SECTION 6.22            Evidence of Other Indebtedness.  Schedule 6.22 is a complete and correct list of each credit agreement, loan agreement, promissory note, indenture, purchase agreement, guaranty, letter of credit or other arrangement providing for or otherwise relating to any Indebtedness or any extension of credit (or commitment for any extension of credit) to any Group Member outstanding on the Closing Date which will remain outstanding after the Closing Date (other than this Agreement and the other Loan Documents).  The aggregate principal or face amount outstanding or that may become outstanding under each such arrangement as of the Closing Date is correctly described in Schedule 6.22.

SECTION 6.23            Deposit Accounts and Securities Accounts.  Schedule 6.23 lists as of the Closing Date all of the deposit accounts and securities accounts of each Loan Party, including, with respect to each Deposit Bank or securities intermediary at which such accounts are maintained by such Loan Party, (a) the name and location of such Person and (b) the account numbers of the deposit accounts or securities accounts maintained with such Person.

SECTION 6.24            Anti-Terrorism Laws.  No Loan Party is in violation of any Law relating to terrorism or money laundering (“Anti-Terrorism Laws”), including the Patriot Act and Executive Order No. 13224 on Terrorism Financing, effective September 24, 2001 (the “Executive Order”).  No Loan Party or other agents acting or benefiting in any capacity in connection with the Term Loans is (a) a Person that is listed in the Annex to, or is otherwise subject to the provisions of, the Executive Order, (b) a Person owned or controlled by, or acting for or on behalf of, any Person that is listed in the Annex to, or is otherwise subject to the provisions of, the Executive Order, (c) a Person with whom any Lender is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law, (d) a Person who commits, threatens or conspires to commit or supports “terrorism” as defined in the Executive Order, or (e) a Person that is named as a “specially designated national and blocked person” on the most current list published by the United States Treasury Department Office of Foreign Asset Control at its official website or any replacement website or other replacement official

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

publication of such list.  No Loan Party or, to the Loan Parties’ knowledge, other agents acting or benefiting in any capacity in connection with the Term Loans (i) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Person described in the preceding sentence, (ii) deals in, or otherwise engages in any transaction relating to, any property or interests in any property blocked pursuant to the Executive Order, or (iii) engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in the Anti-Terrorism Laws.

SECTION 6.25            Certain Agreements and Other Documents.  As of the Closing Date, the Loan Parties have provided to the Administrative Agent accurate and complete copies of all of the following agreements or documents to which any Subsidiary of Parent is subject and each of which is listed on Schedule 6.25:  (i) all Exhibitor Agreements; (ii) all Service Agreements; (iii) all Digital Cinema Deployment Agreements; (iv) all Management Services Agreements; (v) all IP Licenses; (vi) all Intercompany Agreements; (vii) all principal “Loan Documents” (as defined in the CDF1 Credit Agreement); (viii) all principal “Loan Documents” (as defined in the CDF2 Credit Agreement); (ix) all principal CHG Lease Facility Documents; (x) all principal KBC Facility Documents; and (xi) all Tax Consolidation Documents.

SECTION 6.26            DCI Specification Compliance.  As of the Closing Date, except as set forth on Schedule 6.26, all Installed Digital Systems comply with the Digital Cinema System Specification V1.1 issued April 12, 2007 by Digital Cinema Initiatives, LLC, as amended from time to time (the “DCI Specifications”).

SECTION 6.27            CDF2.  No entity that is allocated VPFs from the Distributor Lockbox Account has recourse to the assets of CDF2 other than (a) in an amount equal to such allocated and unpaid VPFs, (b) with respect to potential claims against CDF2 from operators of cinema complexes that operate Phase II Digital Systems installed pursuant to a master license agreement to which such operator and CDF2 are parties for failure to pay such VPFs to the extent received by CDF2, or (c) with respect to the Christie Deferred Payment.  Other than the Christie Deferred Payment, there are no deferred payment obligations owing by any Phase II Group Member to any Person.  CDF2 has not guaranteed any Indebtedness or other obligations owing to any such financing entity, and has not granted any Liens in its assets to any such financing entity other than (A)(i) any Lien on the Stock of the Subsidiary party to such financing entity’s financing documentation or (ii) any Lien on the equipment financed under such financing entity’s financing documentation and any VPFs derived from such equipment provided that, in no event shall any such Liens encumber any Installed Digital Systems or any revenues and earnings derived from the Installed Digital Systems (including VPFs) and (B) Liens under the “Loan Documents” (as defined in the CDF2 Credit Agreement).

SECTION 6.28            Exhibitor Agreements and Digital Cinema Deployment Agreements.  Each of the Parent and each Group Member is performing in all material respects its respective obligations under each Exhibitor Agreement and Digital Cinema Deployment Agreement to which it is a party and is not in breach or default in any material respect of any contractual obligation thereunder.  Other than as disclosed on Schedule 6.28, there are no pending (or, to the knowledge of the Loan Parties, the Parent or any Group Member, threatened) actions, investigations, suits, proceedings, audits, claims, demands, orders or disputes affecting

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

any of the Group Members with, by or before any Governmental Authority in relation to each of the Exhibitor Agreements and the Digital Cinema Deployment Agreements, individually.

ARTICLE VII

AFFIRMATIVE COVENANTS

Each of the Loan Parties, jointly and severally, hereby covenants and agrees that, on the Closing Date and thereafter until the Term Loans, together with interest, Fees and all other Obligations incurred hereunder (other than Unasserted Contingent Obligations), are paid in full in accordance with the terms of this Agreement:

SECTION 7.01            Financial Information, Reports, Notices and Information.  The Loan Parties shall furnish (or cause to be furnished) to the Administrative Agent and each Lender copies of the following financial statements, reports, notices and information:

(a)           Monthly Reports.  As soon as available, and in any event within thirty (30) days after the end of each fiscal month in each Fiscal Quarter, a management report in form and substance acceptable to the Administrative Agent, setting forth in reasonable detail, among other things:

(i)            with respect to the Borrower and its Subsidiaries, on a Consolidated basis:  (A) the income statement for such fiscal month and that portion of the Fiscal Year ending as of the close of such fiscal month, (B) in comparative form the figures for (x) the corresponding period in the Budget and (y) the corresponding period in the prior Fiscal Year, and (C) the aggregate amount of cash on hand as of the end of such fiscal month;

(ii)            the information that is as of the Closing Date required to be delivered to the CDF1 Credit Agreement Administrative Agent each month under Section 6.1 of the CDF1 Credit Agreement as in effect as of the Closing Date, in form and substance substantially as set forth in Schedule 7.01(a)(ii) attached hereto;

(iii)           the information that is as of the Closing Date required to be delivered to the Administrative Agent (as defined in the CDF2 Credit Agreement) under Section 6.1 of the CDF2 Credit Agreement as in effect as of the Closing Date, in form and substance substantially as set forth in Schedule 7.01(a)(iii) attached hereto ; provided that, if any Phase II Group Member is no longer required to deliver such information pursuant to the terms of the CDF2 Credit Agreement, the Loan Parties will no longer be required to comply with this Section 7.01(a)(iii);

(iv)          with respect to the Central Lockbox Account (as defined in the Distributor Lockbox Collateral Agency Agreement), a copy of the bank statement as at the end of such fiscal month;

(v)           a summary calculation in reasonable detail satisfactory to the Administrative Agent with respect to the aggregate amount of accounts receivable for the Servicing Business for such period; and

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

(vi)          copies of the Distribution Reports in such fiscal month.

(b)           Quarterly Reports.  As soon as available, and in any event within forty five (45) days after the end of each Fiscal Quarter of each Fiscal Year, the Consolidated unaudited balance sheet of the Borrower and its Subsidiaries as of the close of such Fiscal Quarter and related Consolidated statements of income and cash flow for such Fiscal Quarter and that portion of the Fiscal Year ending as of the close of such Fiscal Quarter, setting forth in comparative form the figures for the corresponding period in the prior Fiscal Year and the figures contained in the latest Budget, in each case certified by an Authorized Officer of the Borrower as fairly presenting in all material respects the Consolidated financial position, results of operations and cash flow of the Borrower and its Subsidiaries as at the dates indicated and for the periods indicated in accordance with GAAP (subject to the absence of footnote disclosure and normal year-end audit adjustments).

(c)           Annual Reports.  Commencing with the Fiscal Year ended March 31, 2013, as soon as available, and in any event within ninety (90) days after the end of each Fiscal Year, (A) the Consolidated balance sheet of CDF1 and its Subsidiaries as of the end of such Fiscal Year and related Consolidated statements of income, stockholders’ equity and cash flow for such Fiscal Year, each prepared in accordance with GAAP, together with a certification by the Accountants that (i) such Consolidated Financial Statements fairly present in all material respects the Consolidated financial position, results of operations and cash flow of CDF1 and its Subsidiaries as at the dates indicated and for the periods indicated therein in accordance with GAAP without qualification as to the scope of the audit or as to going concern and without any other similar qualification and (ii) in the course of the regular audit of the businesses of CDF1 and its Subsidiaries, which audit was conducted in accordance with the standards of the United States’ Public Company Accounting Oversight Board (or any successor entity), such Accountants have obtained no knowledge that a financial related Default has occurred and is continuing or, if in the opinion of the Accountants such a Default has occurred and is continuing, a statement as to the nature thereof (which certification with respect to clause (A)(ii) may be limited or omitted to the extent required by accounting rules or guidelines) and (B) the Consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such Fiscal Year and related Consolidated statements of income, stockholders’ equity and cash flow for such Fiscal Year, each prepared in accordance with GAAP, together with a certification by the Accountants that (i) such Consolidated Financial Statements fairly present in all material respects the Consolidated financial position, results of operations and cash flow of the Borrower and its Subsidiaries as at the dates indicated and for the periods indicated therein in accordance with GAAP without qualification as to the scope of the audit or as to going concern and without any other similar qualification and (ii) in the course of the regular audit of the businesses of the Borrower and its Subsidiaries, which audit was conducted in accordance with the standards of the United States’ Public Company Accounting Oversight Board (or any successor entity), such Accountants have obtained no knowledge that a financial related Default has occurred and is continuing or, if in the opinion of the Accountants such a Default has occurred and is continuing, a statement as to the nature thereof (which certification with respect to clause (B)(ii) may be limited or omitted to the extent required by accounting rules or guidelines).  Notwithstanding the foregoing, on and after the Discharge of the CDF1 Credit Agreement Obligations, the requirement of the Loan Parties to deliver the items set forth in clause (A) of the first sentence above shall terminate.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

(d)           Compliance Certificates.  Concurrently with the delivery of the Financial Statements pursuant to clauses (b) and (c) above, a Compliance Certificate executed by an Authorized Officer of the Borrower (i) certifying that such financial information presents fairly in all material respects the financial condition, results of operations and cash flows of the Borrower and its Subsidiaries in accordance with GAAP at the respective dates of such information and for the respective periods covered thereby, subject in the case of unaudited financial information, to changes resulting from normal year-end audit adjustments and to the absence of footnotes, (ii) stating that no Default or Event of Default has occurred and is continuing (or, if a Default or an Event of Default has occurred, specifying the details of such Default or Event of Default and the actions taken or to be taken with respect thereto), (iii) specifying any change in the identity of the Subsidiaries as at the end of such Fiscal Year or period, as the case may be, from the Subsidiaries listed on Schedule 6.07, or from the most recently delivered Compliance Certificate, as applicable, (iv) including (x) an updated Schedule 6.13 and Schedule 6.17 of this Agreement (if applicable) and (y) a written supplement substantially in the form of Schedules 1-4, as applicable, to the Security Agreement with respect to any additional assets and property acquired by any Loan Party after the date hereof, all in reasonable detail, (v) providing a summary in reasonable detail of the amount of Capital Expenditures as of the end of such fiscal period and any amounts paid by the Parent or the Group Members for Capital Expenditures, (vi) providing a list of all Installed Digital Systems and the location of the same, (vii) providing a summary calculation in reasonable detail as to Excess Cash Flow for such period, and (viii) providing a summary calculation in reasonable detail satisfactory to the Administrative Agent with respect to the SG&A Payment Amount and its components, including the applicable Servicing Budgeted SG&A and the applicable SG&A Retention Amount.

(e)           Corporate Chart and Other Collateral Updates.  As part of the Compliance Certificate delivered pursuant to clause (d) above, each in form and substance reasonably satisfactory to the Administrative Agent, a certificate by an Authorized Officer of the Borrower that (i) the Corporate Chart attached thereto (or the last Corporate Chart delivered pursuant to this clause (e)) is correct and complete as of the date of such Compliance Certificate, (ii) the Loan Parties have delivered all documents (including updated schedules as to locations of Collateral and acquisition of Intellectual Property or Real Property) they are required to deliver pursuant to any Loan Document on or prior to the date of delivery of such Compliance Certificate and (iii) complete and correct copies of all documents modifying any term of any Constituent Document of any Loan Party or joint venture thereof on or prior to the date of delivery of such Compliance Certificate have been delivered to the Administrative Agent or are attached to such certificate.

(f)           Additional Projections.  As soon as available and in any event not later than thirty (30) calendar days after the commencement of each Fiscal Year (beginning April 30, 2013), the annual business plan and the Budget for such Fiscal Year approved by the Borrower’s Board and updated if the Borrower’s Board approves a changed version.

(g)           Management Discussion and Analysis.  Together with each delivery of any Compliance Certificate pursuant to clause (d) above, a discussion and analysis of the financial condition and results of operations of the Borrower and its Subsidiaries for the portion of the Fiscal Year then elapsed and discussing the reasons for any significant variations from the

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Budget for such period and the figures for the corresponding period in the previous Fiscal Year.  Each Loan Party shall, and shall cause each of its Subsidiaries to, upon the request of the Administrative Agent, participate in a meeting of the Lenders (for the avoidance of doubt, any such meetings shall be in addition to any meetings provided for pursuant to Section 7.14), (a) so long as no Default or Event of Default under Section 9.01(g) shall have occurred and be continuing, once per Fiscal Quarter, and (b) when a Default or Event of Default under Section 9.01(g) shall have occurred and be continuing, as frequently as may be required by the Administrative Agent, in each case to be held via teleconference or in person, at a time selected by the Administrative Agent and reasonably acceptable to the Lenders and the Borrower to discuss the management discussion and analysis described herein.

(h)           Audit Reports, Management Letters, Etc.  Together with each delivery of any Financial Statement for any Fiscal Year pursuant to clause (c) above, copies of each management letter, audit report or similar letter or report received by any Loan Party from any independent registered certified public accountant (including the Accountants) in connection with such Financial Statements or any audit thereof, each certified to be complete and correct copies by an Authorized Officer of the Borrower as part of the Compliance Certificate delivered in connection with such Financial Statements.

(i)            Insurance Certifications.

(i)           At each policy renewal, but not less than annually, a certification from each insurer or by an authorized representative of each insurer identifying the underwriters, the type of insurance, the limits, deductibles, and term thereof and shall specifically list the provisions delineated in this Agreement;

(ii)           Concurrently with the furnishing of all certificates referred to in clause (i) above, a statement from an independent insurance broker, reasonably acceptable to the Administrative Agent, stating that (A) all premiums then due have been paid and (B) in the opinion of such broker, the insurance then maintained by the Borrower and the Parent, as applicable, is in accordance with the provisions of this Agreement;

(iii)           The Borrower and Access Phase 2 shall, and shall cause the Parent to, request such insurance broker(s), upon its first knowledge, to advise the Administrative Agent promptly in writing of any default in the payment of any premiums or any other act or omission, on the part of any Person, which might invalidate or render unenforceable, in whole or in part, any insurance provided by the Borrower, Access Phase 2 or the Parent hereunder; and

(iv)           Promptly after becoming available, but in any event within 45 days of the redeployment of any Digital System on or after the Closing Date, an insurance certificate in form and substance satisfactory to the Collateral Agent demonstrating that the insurance policies required by this Agreement in respect of such Digital System are in full force and effect and have all the terms required by this Agreement.

(j)            Distribution Reports.  As soon as available, a copy of each Distribution Report delivered under the Distributor Lockbox Collateral Agency Agreement.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

(k)           Other Events.  The Borrower shall give the Administrative Agent notice of each of the following (which notice may be made by telephone if promptly confirmed in writing) promptly (but, in any event, no later than five (5) days) after any Authorized Officer of the Parent or any Loan Party knows or has reason to know of it: (a)(i) any Default and (ii) any event that would reasonably be expected to have a Material Adverse Effect, specifying, in each case, the nature and anticipated effect thereof and any action proposed to be taken in connection therewith, (b) any event (other than any event involving loss or damage to property) reasonably expected to result in a mandatory prepayment of the Obligations pursuant to Section 4.02, stating the material terms and conditions of such transaction and estimating the Net Cash Proceeds thereof, (c) the commencement of, or any material developments in, any action, investigation, suit, proceeding, audit, claim, demand, order or dispute with, by or before any Governmental Authority affecting any Loan Party or any property of any Loan Party that (i) seeks injunctive or similar relief, (ii) in the reasonable judgment of the Borrower, exposes any Loan Party to liability in an aggregate amount in excess of $250,000 or (iii) if adversely determined, would reasonably be expected to have a Material Adverse Effect and (d) the acquisition of any material Real Property or the entering into any material lease.

(l)            Copies of Notices and Reports.  The Borrower or Access Phase 2, as applicable, shall promptly deliver to the Administrative Agent copies of each of the following: (a) all reports that the Borrower or Access Phase 2 transmits to its security holders generally, (b) all documents that any Loan Party or any Subsidiary of a Loan Party files with the Securities and Exchange Commission, the National Association of Securities Dealers, Inc., any securities exchange or any Governmental Authority exercising similar functions, (c) all press releases issued by any Loan Party or its Subsidiaries, to the extent such press release relates to a Loan Party, a Subsidiary of a Loan Party, or the Parent and is not made available directly to the general public, (d) all material documents, notices or reports transmitted or delivered or received pursuant to, or in connection with, the CDF1 Credit Agreement, the CDF2 Credit Agreement, the CHG Lease Facility Documents, the KBC Facility Documents, any Digital Cinema Deployment Agreement, Exhibitor Agreement, Service Agreement, Intercompany Agreement, IP License, any Management Services Agreement or the General Services Agreement and (e) any material document transmitted or received pursuant to, or in connection with, any Contractual Obligation governing Indebtedness of any Loan Party or any of its Subsidiaries.

(m)           Taxes.  The Borrower or Access Phase 2, as applicable, shall give the Administrative Agent notice of each of the following (which may be made by telephone if promptly confirmed in writing) promptly after any Authorized Officer of any Group Member or a Tax Affiliate knows or has reason to know of it:  (a) the creation, or filing with the IRS or any other Governmental Authority, of any Contractual Obligation or other document extending, or having the effect of extending, the period for assessment or collection of any taxes with respect to any Tax Affiliate and (b) the creation of any Contractual Obligation of any Tax Affiliate, or the receipt of any request directed to any Tax Affiliate, to make any adjustment under Section 481(a) of the Code, by reason of a change in accounting method or otherwise, which would reasonably be expected to have a Material Adverse Effect.

(n)           Labor Matters.  The Borrower or Access Phase 2, as applicable, shall give the Administrative Agent notice of each of the following (which may be made by telephone if promptly confirmed in writing), promptly after, and in any event within 30 days after any

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Authorized Officer of any Group Member knows of it: (a) the commencement of any material labor dispute to which any Group Member is or may become a party, including any strikes, lockouts or other disputes relating to any of such Person’s plants and other facilities and (b) the incurrence by any Group Member of liability under the U.S. Worker Adjustment and Retraining Notification Act or related or similar liability incurred with respect to the closing of any plant or other facility of any such Person (other than, in the case of this clause (b), those that would not, in the aggregate, reasonably be expected to have a Material Adverse Effect).

(o)           ERISA Matters.  The Borrower or Access Phase 2, as applicable, shall give the Administrative Agent (a) on or prior to any filing by any ERISA Affiliate of any notice of intent to terminate any Title IV Plan, a copy of such notice and (b) promptly, and in any event within 10 days, after any Authorized Officer of any ERISA Affiliate knows or has reason to know that an ERISA Event has occurred, a notice (which may be made by telephone if promptly confirmed in writing) describing such ERISA Event and any action that any ERISA Affiliate proposes to take with respect thereto, together with a copy of any notice filed with the PBGC or the IRS pertaining thereto.

(p)           Environmental Matters.  The Borrower or Access Phase 2, as applicable, shall provide the Administrative Agent notice of each of the following (which may be made by telephone if promptly confirmed in writing) promptly (but, in any event, no later than five (5) days) after any Authorized Officer of any Group Member knows or has reason to know of it (and, upon reasonable request of the Administrative Agent, documents and information in connection therewith): (i)(A) unpermitted Releases, (B) the receipt by any Group Member of any notice of violation of or potential liability or similar notice under, or the existence of any condition that could reasonably be expected to result in violations of or liabilities under, any Environmental Law or (C) the commencement of, or any material change to, any action, investigation, suit, proceeding, audit, claim, demand, dispute alleging a violation of or liability under any Environmental Law, that, for each of clauses (A), (B) and (C) above (and, in the case of clause (C), if adversely determined), in the aggregate for each such clause, could reasonably be expected to result in Environmental Liabilities in excess of $250,000, (ii) the receipt by any Group Member of notification that any property of any Group Member is subject to any Lien in favor of any Governmental Authority securing, in whole or in part, Environmental Liabilities and (iii) any proposed acquisition or lease of Real Property if such acquisition or lease would have a reasonable likelihood of resulting in aggregate Environmental Liabilities in excess of $250,000.  Upon request of the Administrative Agent, the Borrower shall provide the Administrative Agent a report containing an update as to the status of any environmental, health or safety compliance, hazard or liability issue identified in any document delivered to any Secured Party pursuant to any Loan Document or as to any condition reasonably believed by the Administrative Agent to have a reasonable likelihood of resulting in Material Environmental Liabilities.

(q)           Corporate Information.  Promptly upon, and in any event within five (5) Business Days after, becoming aware of any additional corporate or limited liability company information of the type delivered pursuant to Section 5.05, or of any change to such information delivered on or prior to the Closing Date or pursuant to this Section 7.01 or otherwise under the Loan Documents, a certificate, certified to the extent of any change from a prior certification, from the secretary, assistant secretary, managing member or general partner of such Loan Party

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

notifying the Administrative Agent of such information or change and attaching thereto any relevant documentation in connection therewith.

(r)            CDF1 Credit Agreement.  Immediately upon receipt, a copy of any notice submitted to or received by the Borrower as the owner of an aggregate principal amount equal to $5,000,000 in Term Loans (as defined in the CDF1 Credit Agreement) under the CDF1 Credit Agreement, including any notices of default or acceleration delivered thereunder.

(s)           Other Information.  Promptly, such other information (financial or otherwise) as any Agent on its own behalf or on behalf of any Lender may reasonably request from time to time.

SECTION 7.02             Books, Records and Inspections.

(a)           The Loan Parties shall keep proper books of record and account, in which full, true and correct entries shall be made in accordance with GAAP and all other Applicable Laws of all financial transactions and the assets and business of each Loan Party.

(b)           Each Group Member shall permit the Agents, the Lenders and any Related Party of any of them, as often as reasonably requested, at any reasonable time during normal business hours and with reasonable advance notice (except that, during the continuance of an Event of Default, no such notice shall be required) to (a) visit and inspect the property of each Loan Party and examine and make copies of and abstracts from, the corporate (and similar), financial, operating and other books and records of each Loan Party, (b) discuss the affairs, finances and accounts of the Parent or each Loan Party, as applicable, with any officer or director of the Parent or any Loan Party, as applicable, (c) communicate directly with any registered certified public accountants (including the Parent’s and the Loan Parties’ Accountants, as applicable) of the Parent or any Loan Party, as applicable, and (d) conduct such appraisals, audits, reviews, and investigations of the Collateral and any documents, instruments or agreements relating thereto; provided that, so long as no Event of Default has occurred and is continuing, the Agents, the Lenders and any Related Parties shall not, collectively or individually, exercise the rights granted under this Section 7.02(b) more often than twice in the aggregate in any Fiscal Year.  Each Loan Party shall authorize its respective registered certified public accountants (including the Loan Parties’ Accountants) to communicate directly with the Agents, the Lenders and their Related Parties and to disclose to the Agents, the Lenders and their Related Parties all financial statements and other documents and information as they might have and any Agent or any Lender reasonably requests with respect to any Loan Party.

SECTION 7.03             Maintenance of Insurance.

(a)           Each Loan Party shall (i) maintain or cause to be maintained in full force and effect all policies of insurance of any kind with respect to the property and businesses of the Loan Parties (including policies of life, fire, theft, product liability, public liability, general liability, property damage, other casualty, employee fidelity, workers’ compensation, business interruption and employee health and welfare insurance) with financially sound and reputable insurance companies or associations (in each case that are not Affiliates of the Borrower) of a nature and providing such coverage as is sufficient and as is customarily carried by businesses of

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the size and character of the business of the Loan Parties and in any event in form and substance reasonably acceptable to the Collateral Agent; it being agreed that the insurance set forth on Schedule 6.21 is acceptable and (ii) cause all such insurance relating to any property or business of any Loan Party to name the Collateral Agent, on behalf of the Secured Parties, as additional insured or loss payee, as appropriate and with any requested endorsements and to provide that no cancellation, material addition in amount or material change in coverage shall be effective until after 30 days (or 10 days in the case of a payment default) notice thereof to the Collateral Agent.

(b)           General.  The Agents shall be entitled, upon reasonable advance notice, to review the Loan Parties’ insurance policies carried and maintained pursuant to this Section 7.03. Upon request, the Borrower shall furnish the requesting Agent with copies of all insurance policies, binders, and cover notes or other evidence of such insurance.  Notwithstanding anything to the contrary herein, no provision of this Section 7.03 or any provision of this Agreement shall impose on any Agent any duty or obligation to verify the existence or adequacy of the insurance coverage maintained by the Loan Parties, nor shall any Agent be responsible for any representations or warranties made by or on behalf of the Loan Parties to any insurance broker, company or underwriter.  The Collateral Agent, at its sole option, may obtain such insurance if not provided by the Borrower and in such event, the Borrower shall reimburse the Collateral Agent upon demand for the cost thereof together with interest.  The Loan Parties shall also carry and maintain, should their risk profile change during the term of this Agreement, any other insurance that the Administrative Agent may reasonably require from time to time.

SECTION 7.04           Payment of Obligations.  Each Loan Party shall pay or discharge before they become delinquent (a) all material claims, taxes, assessments, charges and levies imposed by any Governmental Authority and (b) all other lawful claims that if unpaid would, by the operation of Applicable Law, become a Lien upon any property of any Loan Party, except, in the case of clauses (a) and (b), for those (x) whose amount or validity is being contested in good faith by proper proceedings diligently conducted and for which adequate reserves are maintained on the books of the appropriate Loan Party in accordance with GAAP or (y) which encumber property that, individually or in the aggregate, has a value of less than $250,000.

SECTION 7.05            Maintenance of Existence; Compliance with Laws, etc.  Each Loan Party shall, and shall cause its Subsidiaries to, (a) preserve and maintain in full force and effect its organizational existence (except in a transaction permitted by Section 8.05), (b) preserve and maintain its good standing under the laws of its state or jurisdiction of incorporation, organization or formation; and preserve and maintain its good standing under the laws of each other state or jurisdiction where such Person is qualified, or is required to be so qualified, to do business as a foreign entity, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect, and (c) comply in all material respects with (i) all Applicable Laws, (ii) all Contractual Obligations and (iii) all Permits.

SECTION 7.06            Environmental Compliance.  The Borrower shall cause each Phase I Group Member to comply with, and maintain its property, whether owned, leased, subleased or otherwise operated or occupied, in compliance with, all applicable Environmental Laws (including by implementing any Remedial Action necessary to achieve such compliance or that is required by orders and directives of any Governmental Authority) except for failures to comply that would not, in the aggregate, have a Material Adverse Effect.  Without limiting the

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foregoing, if an Event of Default has occurred and is continuing or if the Administrative Agent at any time has a reasonable basis to believe that there exist violations of Environmental Laws by any Phase I Group Member or that there exist any Environmental Liabilities, in each case, that would reasonably be expected to have, in the aggregate, a Material Adverse Effect, then the Borrower will cause each Phase I Group Member to, promptly upon receipt of request from the Administrative Agent, cause the performance of, and allow the Administrative Agent and its Related Persons access to such Real Property for the purpose of conducting, such environmental audits and assessments, including subsurface sampling of soil and groundwater, and cause the preparation of such reports, in each case as the Administrative Agent may from time to time reasonably request.  Such audits, assessments and reports, to the extent not conducted by the Administrative Agent or any of its Related Persons, shall be conducted and prepared by reputable environmental consulting firms reasonably acceptable to the Administrative Agent and shall be in form and substance reasonably acceptable to the Administrative Agent.

SECTION 7.07           Maintenance of Properties.  Each Loan Party shall maintain and preserve (a) in good working order and condition all of its property necessary in the conduct of its business and (b) all rights, permits, licenses, approvals and privileges (including all Permits) necessary, used or useful, whether because of its ownership, lease, sublease or other operation or occupation of property or other conduct of its business, and shall make all necessary or appropriate filings with, and give all required notices to, Government Authorities, except for such failures to maintain and preserve the items set forth in clauses (a) and (b) above that would not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

SECTION 7.08            Additional Guarantors and Grantors.  At any time after the Closing Date, the Loan Parties shall, upon the formation or acquisition thereof, promptly cause any direct or indirect Subsidiary formed or otherwise purchased or acquired after the Closing Date to execute a joinder to the Security Agreement in the form of Annex 2 to the Security Agreement or otherwise in form and substance satisfactory to the Collateral Agent.

SECTION 7.09             Pledges of Stock and Indebtedness.

(a)            (A) On the Closing Date, (i) the Borrower and Access Phase 2 shall cause the Limited Recourse Pledgor to pledge to the Collateral Agent for the benefit of the Secured Parties, all the Stock of each of the Borrower and Access Phase 2, (ii) the Borrower shall pledge to the Collateral Agent for the benefit of the Secured Parties, all the Stock of Access, (iii) each Loan Party shall pledge to the Collateral Agent for the benefit of the Secured Parties, all promissory notes executed prior to, or on, the Closing Date evidencing Indebtedness of any Loan Party or Subsidiary of any Loan Party that is owing to any other Loan Party (to the extent the applicable Subsidiary is not (x) a “Loan Party” (as defined in the CDF1 Credit Agreement) or (y) a “Loan Party” (as defined in the CDF2 Credit Agreement)), and (iv) each Loan Party shall pledge to the Collateral Agent for the benefit of the Secured Parties, all other evidences of Indebtedness in excess of $10,000 received by the Loan Parties prior to, or on, the Closing Date, including the Australian Intercompany Note and (B) after the Closing Date, each Loan Party shall pledge, or shall cause the Parent to pledge, in relation to any new Subsidiaries of the Parent in the Servicing Business (in accordance with the Limited Recourse Pledge Agreement) (i) all the Stock of each of its Domestic Subsidiaries and each of its Foreign Subsidiaries (to the extent such Foreign Subsidiary is not a “controlled foreign corporation” within the meaning of Section

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957(a) of the Code), and 66% of the issued and outstanding Voting Stock and 100% of the outstanding non-voting Stock of each of its Foreign Subsidiaries that is a “controlled foreign corporation” within the meaning of Section 957(a) of the Code, directly held by such Loan Party or the Parent, as applicable, in each case formed or otherwise purchased or acquired after the Closing Date, to the extent, in the case of all of the pledges described in this sub-clause (B)(i) the applicable Subsidiary is not a “Loan Party” (as defined in the CDF1 Credit Agreement) or a “Loan Party” (as defined in the CDF2 Credit Agreement), (ii) all promissory notes executed after the Closing Date evidencing Indebtedness of any Loan Party or Subsidiary of any Loan Party that is owing to any other Loan Party (to the extent the applicable Subsidiary is (x) not a “Loan Party” (as defined in the CDF1 Credit Agreement) or (y) not a “Loan Party” (as defined in the CDF2 Credit Agreement), and (iii) all other evidences of Indebtedness in excess of $10,000 received by the Loan Parties.

(b)           Each of the Loan Parties agrees that all Indebtedness in excess of $10,000 that is owing by any Loan Party or Subsidiary of any Loan Party to another Loan Party shall be evidenced by one or more promissory notes.

SECTION 7.10            Use of Proceeds.  The proceeds of the Term Loans shall be used by the Borrower (and, to the extent such proceeds are distributed or contributed to them by the Borrower, each other Subsidiary of the Borrower) solely in accordance with, and in the aggregate amounts set forth on, the schedule of Closing Date sources and uses attached as Schedule A to:  (i) make a Closing Date Permitted Restricted Payment to the Parent to enable it to repay the Existing Sageview Indebtedness, (ii) pay transaction fees, costs and expenses incurred directly in connection with the negotiation, execution, delivery and consummation of this Agreement and the CDF1 Credit Agreement and the transactions contemplated hereby, (iii) purchase, either on or promptly after the Closing Date, a portion of the Term Loans (as defined in the CDF1 Credit Agreement) under the CDF1 Credit Agreement in an aggregate principal amount equal to $5,000,000 at a purchase price of 99.75% of the aggregate face amount of such Term Loans, and (iv) fund the Borrower Debt Service Reserve.

SECTION 7.11             Further Assurances.  The Loan Parties shall:

(a)           take all other actions necessary or advisable to ensure the validity or continuing validity of any guaranty for any Obligation or any Lien securing any Obligation, to perfect, maintain, evidence or enforce any Lien securing any Obligation or to ensure such Liens have the same priority as that of the Liens on similar Collateral set forth in the Loan Documents executed on the Closing Date (or, for Collateral located outside the United States, a similar priority acceptable to the Collateral Agent), including the filing of UCC financing statements in such jurisdictions as may be required by the Loan Documents or Applicable Law or as the Collateral Agent may otherwise reasonably request;

(b)           and deliver to the Administrative Agent legal opinions relating to the matters described in this Section 7.11, which opinions shall be as reasonably required by, and in form and substance and from counsel reasonably satisfactory to, the Administrative Agent.

SECTION 7.12             Mortgages.  The Loan Parties shall:

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(a)           upon request of the Collateral Agent, deliver to the Collateral Agent a Mortgage on any Real Property owned by any Loan Party and on any of its leases, together with all Mortgage Supporting Documents relating thereto (or, if such Real Property or the Real Property subject to such lease is located in a jurisdiction outside the United States, similar documents deemed appropriate by the Collateral Agent to obtain the equivalent in such jurisdiction of a first-priority mortgage on such Real Property or lease); and

(b)           deliver to the Administrative Agent legal opinions relating to the matters described in this Section 7.12, which opinions shall be as reasonably required by, and in form and substance and from counsel reasonably satisfactory to, the Administrative Agent.

SECTION 7.13             Accounts; Control Agreements.

(a)           The Loan Parties shall cause each account initially listed on Schedule 6.23 to be subject to an Account Control Agreement within no more than thirty (30) days after the Closing Date, and shall cause all Collections to be deposited in an account listed on Schedule 6.23 that is subject to an Account Control Agreement; provided, however, that, so long as no Event of Default has occurred and is continuing, the Loan Parties may open new deposit accounts and new securities accounts so long as, prior to or concurrently with opening each such account, (i) the Loan Parties shall have delivered to the Agents an amended Schedule 6.23 including such account and (ii) the Loan Parties shall have delivered to the Collateral Agent an Account Control Agreement with respect to such account unless such account (i) is used solely to fund payroll or employee benefits (including withholdings required by Applicable Law) or (B) will contain at all times less than $10,000 individually and less than $50,000 in the aggregate together with the balances of all accounts of the Loan Parties that are not subject to an Account Control Agreement.

(b)           The Loan Parties shall cause each Account Control Agreement to provide, among other things, that (i) upon notice from the Collateral Agent (a “Notice of Exclusive Control”), the Deposit Bank, securities intermediary or other financial institution party thereto will comply with instructions of the Collateral Agent directing the disposition of funds or other financial assets in the account without the consent of the applicable Loan Party; provided that the Collateral Agent hereby agrees not to issue a Notice of Exclusive Control unless an Event of Default has occurred and is then continuing, and (ii) the Deposit Bank, securities intermediary or other financial institution party thereto has no rights of setoff or recoupment or any other claim against the account subject thereto, other than for payment of its routine fees and other charges directly related to the administration of such account and for returned checks or other items of payment.  In the event the Collateral Agent issues a Notice of Exclusive Control under any Account Control Agreement, all Collections or other amounts subject to such Account Control Agreement shall be transferred as directed by the Collateral Agent and used to pay the Obligations in the manner set forth in Section 4.02(b).

(c)           If, notwithstanding the provisions of this Section 7.13, after the occurrence and during the continuance of an Event of Default, a Loan Party receives or otherwise has dominion over or control of any Collections or other amounts, such Loan Party shall hold such Collections and amounts in trust for the Collateral Agent and shall not commingle such Collections with any other funds of any Loan Party or other Person or deposit such Collections in

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any account other than those accounts set forth on Schedule 6.23 (unless otherwise instructed by the Collateral Agent).

(d)           As soon as available and in any event within five (5) Business Days after receipt thereof, the Loan Parties shall provide the Collateral Agent with copies of all monthly or other periodic account statements with respect to all deposit accounts, securities accounts, and investment property of the Loan Parties.

SECTION 7.14            Annual Lender Meeting.  Each Loan Party shall, and shall cause each of its Subsidiaries to, upon the request of the Administrative Agent, participate in a meeting of the Lenders, (a) so long as no Default or Event of Default under Section 9.01(g) shall have occurred and be continuing, once per Fiscal Year, and (b) when a Default or Event of Default under Section 9.01(g) shall have occurred and be continuing, as frequently as may be required by the Administrative Agent, in each case to be held via teleconference or in person, at a time selected by the Administrative Agent and reasonably acceptable to the Lenders and the Borrower.  The purpose of these meetings shall be to present the Loan Parties’ previous Fiscal Years’ financial results and to present the Loan Parties’ Budget for the current Fiscal Year.

SECTION 7.15            Corporate Separateness.  The Borrower shall take, or refrain from taking, as the case may be, all actions, including, but not limited to the following, that are necessary or advisable to be taken or not to be taken in order to ensure that its existence shall be maintained and respected separate and apart from that of any other Person:

(a)           The Borrower shall maintain its own deposit, securities or other account or accounts, separate from those of any Affiliate, with commercial banking institutions or broker-dealers.  The Borrower shall ensure that its funds will not be diverted to any other Person or for other than corporate uses of the Borrower, as the case may be, and such funds will not be commingled with the funds of any other Person.

(b)           To the extent that it shares the same officers or other employees as any of its Affiliates, the Borrower shall ensure that the salaries of and the expenses related to providing benefits to such officers and other employees shall be allocated in accordance with the provisions of the General Services Agreement.

(c)           To the extent that it jointly contracts with any of its Affiliates to do business with vendors or service providers or to share overhead expenses, the Borrower shall ensure that the costs incurred in so doing shall be allocated in accordance with the provisions of the General Services Agreement.  All material transactions between or among the Borrower and any of its respective Affiliates, whether currently existing or hereafter entered into, shall be only on an arm’s-length basis.

(d)           To the extent that the Borrower or any of its Affiliates have offices in the same location, there shall be an allocation of overhead costs in accordance with the provisions of the General Services Agreement.

(e)           The Borrower shall maintain and issue separate financial statements prepared not less frequently than annually and prepared in accordance with GAAP.

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(f)           The Borrower shall conduct its affairs in its own name and strictly in accordance with its Constituent Documents and observe all necessary, appropriate and customary corporate formalities, including, but not limited to, holding all regular and special officers’ and directors’ meetings appropriate to authorize all corporate action, keeping separate and accurate minutes of its meetings, passing all resolutions or consents necessary to authorize actions taken or to be taken, and maintaining accurate and separate books, records and accounts, including, but not limited to, payroll and intercompany transaction accounts.

(g)           The Borrower shall not, nor shall it permit any of its Subsidiaries to, assume or guarantee any of the liabilities of any Affiliate except as expressly permitted herein.

(h)           The Borrower shall have stationery and other business forms separate and distinct from that of any other Person.

(i)            The Borrower shall cause its assets to be maintained in a manner that facilitates their identification and segregation from those of any other Person or as provided for in the General Services Agreement.

SECTION 7.16             Cash Management.

(a)            Establishment of Cash Management Accounts.  Until the Discharge of the CDF1 Credit Agreement Obligations, the parties agree that compliance by the Phase I Group Members with Section 7.11 of the CDF1 Credit Agreement (as of the Closing Date) by all parties thereto shall be permitted under this Agreement, notwithstanding anything herein to the contrary.  The Borrower agrees to (i) cause CDF1 to comply with Section 7.11 of the CDF1 Credit Agreement (including the provisions therein regarding the CDF1 Debt Service Reserve and the CDF1 Debt Service Reserve Account) until the Discharge of the CDF1 Credit Agreement Obligations and (ii) to establish with Deposit Banks on or prior to the Closing Date (and maintain in accordance with this Section 7.16 until the payment in full of the Obligations) each of the following lockbox or other Dollar deposit accounts listed (all of which Dollar deposit accounts shall, at the Borrower’s option, be interest-bearing) below on terms satisfactory to the Administrative Agent in its sole discretion (each to be referred to herein by the defined term provided below and, collectively, the “Cash Management Accounts”):

Name of Account	Deposit Bank	Account Number	Defined Term for Account
Borrower Collection Account	TD Bank, N.A.	Account No.	“Borrower Collection Account”
Borrower Debt Service Reserve Account	TD Bank, N.A.	Account No.	“Borrower Debt Service Reserve Account”
Borrower Operating Account	TD Bank, N.A.	Account No.	“Borrower Operating Account”

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Name of Account	Deposit Bank	Account Number	Defined Term for Account
CDF1 Debt Service Reserve Account	Société Générale, New York Branch	Account No.	“CDF1 Debt Service Reserve Account”
CDF1 Lockbox Account	Société Générale, New York Branch	PO Box 100346 and Account No.	“CDF1 Lockbox Account”

(b)           Transfers to Cash Collateral Accounts.

(i)            Borrower Collection Account.  The Borrower shall deposit or cause to be deposited (A) all of its revenues and earnings derived from Installed Digital Systems (including all Servicing Fees, Incentive Servicing Fees and other revenues and earnings derived from the Servicing Business), (B) all CDF1 Excess Cash Flow received by the Borrower to be applied as voluntary repayments made pursuant to Section 4.01(b) and (C) all CDF1 Facility Participation Receipts, into the Borrower Collection Account, on the day it is withdrawn from the Distributor Lockbox Account (which withdrawals shall be made not less frequently than once per month) or within two (2) Business Days after being received from any other funding source or account.  No more than thirty (30) days after the Closing Date, the Borrower shall enter into an Account Control Agreement with the applicable Deposit Bank and the Collateral Agent which provides for the Collateral Agent’s exclusive control over all cash collections and deposits received in the Borrower Collection Account.  All such amounts shall be applied in accordance with Section 4.02(b) and this Section 7.16.

(ii)           Deposits into the Borrower Operating Account.  Only upon the Administrative Agent’s receipt and satisfaction with the reporting required pursuant to Section 7.01(a) and Section 7.01(c), as applicable, on the 10th day of each month, or if such day is not a Business Day, the immediately succeeding Business Day, beginning on March 10, 2013, the Administrative Agent shall withdraw from the Borrower Collection Account and shall deposit in the Borrower Operating Account an aggregate amount equal to one-hundred percent (100%) of the estimated operating costs directly associated with the Borrower’s performance of its duties as provided for in the Budget, including amounts required to reimburse the Parent for operating costs for which the Borrower is responsible (collectively, the “Operating Costs”) for such month, as set forth in the applicable Budget.  The Borrower may withdraw all amounts deposited in the Borrower Operating Account and apply them to pay Operating Costs.  On the SG&A Payment Determination Date for each Fiscal Quarter, beginning on July 15, 2013, in addition to the amounts referred to in the first sentence of this clause (ii), the Administrative Agent shall withdraw from the Borrower Collection Account and shall deposit in the Borrower Operating Account an amount equal to the excess of (A) the sum of the actual Operating Costs for such Fiscal Quarter (or for the period from March 1, 2013 through June 30, 2013 in the case of the

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SG&A Payment Determination Date that occurs on July 15, 2013) and the Permitted SG&A Reimbursement Payments for such Fiscal Quarter over (B) the amounts withdrawn from the Borrower Collection Account during such Fiscal Quarter (or for the period from March 1, 2013 through June 30, 2013 in the case of the SG&A Payment Determination Date that occurs on July 15, 2013) and deposited in the Borrower Operating Account during such Fiscal Quarter (or period) pursuant to the first sentence of this clause (ii).  The Borrower may withdraw all amounts so deposited in the Borrower Operating Account and apply them to pay Operating Costs and make payments to the Parent of any unpaid balance due with respect to the Permitted SG&A Reimbursement Payments for such Fiscal Quarter.  If the amounts withdrawn from the Borrower Collection Account and deposited into the Borrower Operating Account during any Fiscal Quarter (or period) pursuant to the first sentence of this clause (ii) exceed the amount of the sum of the actual Operating Costs for such Fiscal Quarter (or period) and the Permitted SG&A Reimbursement Payments for such Fiscal Quarter as finally determined in accordance with this Agreement, then on the SG&A Payment Determination Date for such Fiscal Quarter, the Administrative Agent shall deduct such excess from the amount withdrawn from the Borrower Collection Account and deposited in the Borrower Operating Account pursuant to the first sentence of this clause (ii) on such date; provided that if such excess is greater than the amount so to be withdrawn from the Borrower Collection Account and deposited in the Borrower Operating Account, the Borrower shall cause the Parent to promptly pay the shortfall to the Borrower Operating Account.  No more than thirty (30) days after the Closing Date, the Borrower shall enter into an Account Control Agreement with the applicable Deposit Bank and the Collateral Agent which provides for the Collateral Agent’s exclusive control over all cash collections and deposits received in the Borrower Operating Account upon delivery to the Deposit Bank of a Notice of Exclusive Control.  Notwithstanding anything herein to the contrary, if the Administrative Agent is not satisfied, in its sole discretion, with the reporting required pursuant to Section 7.01(a) or Section 7.01(c), as applicable, it shall be under no obligation to withdraw any funds from the Borrower Collection Account in accordance with the foregoing.  The entire aggregate amount of any SG&A Retention Amount shall be retained by the Administrative Agent in the Borrower Collection Account.  The Borrower will maintain an accounting in relation to the Borrower Operating Account Reserve and will certify to the Administrative Agent the amount of the Borrower Operating Account Reserve funds on deposit at the time of any withdrawal of funds set forth in this Section 7.16(b)(ii).

(iii)           CDF1 Deposits into CDF1 Lockbox Account.  The Borrower shall cause each Phase I Group Member to deposit or cause to be deposited all revenues and earnings derived from Phase I Installed Digital Systems (including all VPFs and Exhibitor Payments) into the CDF1 Lockbox Account.

(c)           Borrower Debt Service Reserve and Borrower Debt Service Reserve Account.  The Borrower shall fund and maintain at all times (as such amount may be reduced from time to time if applied pursuant to the terms hereof) the Borrower Debt Service Reserve in the Borrower Debt Service Reserve Account in accordance with the terms of this Agreement and the Account Control Agreement governing the Borrower Debt Service Reserve Account.  No more than thirty (30) days after the Closing Date, the Borrower shall enter into an Account Control Agreement with the applicable Deposit Bank and the Collateral Agent which provides for the Collateral Agent’s exclusive control over all deposits in the Borrower Debt Service Reserve Account.  On any Interest Payment Date or Payment Date when no Event of Default has

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occurred and is continuing, the Administrative Agent may cause the Borrower Debt Service Reserve Account to be debited for the purpose of paying interest and/or principal, as the case may be, then due and payable to the extent amounts then on deposit in the Borrower Collection Account or otherwise available are insufficient.  During the continuance of an Event of Default, the Administrative Agent may, or, at the request of the Required Lenders, shall, cause the Borrower Debt Service Reserve Account to be debited for the purpose of paying interest and/or principal then due and payable to the extent amounts then on deposit in the Borrower Collection Account or otherwise available are insufficient.  Notwithstanding anything to the contrary contained herein or in any other Loan Document, the Administrative Agent, on behalf of the Lenders, shall have recourse to the amounts in the Borrower Debt Service Reserve Account, if any, for (A) the payment of the principal of the Term Loans on the Maturity Date (or such earlier date on which the Term Loans become due and payable pursuant to Section 9.02) and (B) the payment in full of all other Obligations on the Maturity Date or during the continuance of an Event of Default.  All earnings on the Borrower Debt Service Reserve shall be credited to the Borrower Debt Service Reserve Account.

(d)           Distributions from the Borrower Collection Account.  Amounts on deposit in the Borrower Collection Account (including with respect to clause (ii) of this Section 7.16(d), Excess Cash Flow in accordance with Section 4.02(a)(iii)), shall be applied (i) on each Interest Payment Date, by the Administrative Agent to the payment of all interest due with respect to the Term Loans as of such Interest Payment Date and (ii) on each Payment Date (and subject to the proviso in Section 4.01(a)(iii)), by the Administrative Agent to the payment of all principal and other amounts due (other than interest) with respect to the Term Loans as of such Payment Date (including any scheduled amounts due under any Hedging Agreements as of such Payment Date to the extent such amounts are Obligations) as set forth in Section 4.02(b).

(e)           Payment Instructions.  All payments in Sections 7.16(b) and (d) shall be paid through amounts on deposit in the Borrower Collection Account and effected by the Administrative Agent providing the Collateral Agent or, if a standing instruction has been issued by the Collateral Agent pursuant to this clause (e) below or so long as the Administrative Agent and the Collateral Agent are the same Person, the applicable Deposit Bank, notice of the amounts to be disbursed from the Borrower Collection Account.  The Collateral Agent agrees to take such action requested by the Administrative Agent (including providing for a standing instruction to the applicable Deposit Bank authorizing the Administrative Agent, as sub-agent for the Collateral Agent, to direct the disbursement of funds) to allow for payments to be made in accordance with the terms thereof.  With respect to amounts on deposit in the Borrower Collection Account, the Collateral Agent agrees to take such action requested by the Administrative Agent (including providing for a standing instruction to the applicable Deposit Bank) to cause the applicable Deposit Bank to transfer such amounts to the Borrower Collection Account in accordance with Section 7.16(b).

(f)           No Agent Liability.  Neither the Administrative Agent nor the Collateral Agent shall have any responsibility for, or bear any risk of loss of, any investment or income of any funds in any Cash Collateral Account.  From time to time after funds are deposited in any Cash Collateral Account, the Collateral Agent may apply funds then held in such Cash Collateral Account to the payment of Obligations in accordance with this Agreement.  Neither the Parent nor any Group Member and no Person claiming on behalf of or through the Parent or any Group

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UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Member shall have any right to demand payment of any funds held in any Cash Collateral Account at any time prior to the termination of all Commitments and the payment in full of all Obligations.

SECTION 7.17            Required Hedging.  The Borrower shall, within thirty (30) days of the Closing Date (or such later date as the Administrative Agent may agree in its sole discretion), enter into and thereafter maintain Interest Rate Contracts with a Secured Hedging Counterparty to provide protection against fluctuation of interest rates until at least the third anniversary of the Closing Date in a notional principal amount that equals at least the Required Notional Amount for the applicable period of the aggregate principal amount of the Term Loans outstanding at such time at a capped per annum LIBOR Rate, in each case, of 2.00% (based on an Interest Period of one month) or on such other terms satisfactory to the Administrative Agent to protect the Borrower against increases in the LIBOR Rate; provided that the final, aggregate cost to the Borrower of such Interest Rate Contracts shall not exceed $678,000.

SECTION 7.18            Phase II SocGen MSA.  Access Phase 2 and the Borrower shall, and shall cause the Parent to, within thirty (30) Business Days of the Closing Date, (x) use their commercially reasonable efforts to obtain an amendment and restatement or an assignment of the Phase II SocGen MSA that will transfer all right, title and interest of the Parent in and to the Phase II SocGen MSA, and such that the Borrower will be the administrative servicer thereunder (the parties agree that such commercially reasonable efforts are defined to include the efforts that a reasonable Person in the position of the Borrower, Access Phase 2 and the Parent would use to obtain the amendment and restatement or assignment, as applicable, of the Phase II SocGen MSA as expeditiously as possible, which shall not include the payment of fees or other monies) and (y) if such an amendment and restatement or assignment, as applicable, is obtained, deliver true, correct and complete copies of all consents, waivers, acknowledgements and other agreements from any Loan Party or third parties which the Administrative Agent or the Collateral Agent may deem necessary in order to permit such transfer to occur.

SECTION 7.19            DCI Specifications Compliance.  Except as set forth on Schedule 6.26, all Digital Systems shall at all times comply with the DCA Specifications or any updated specifications required by any Digital Cinema Deployment Agreement, in each case, unless such compliance has been waived in writing by a Distributor and such waiver has been provided to the Administrative Agent or is otherwise referenced on Schedule 6.26 hereof.

SECTION 7.20            Management Services Agreement.  Each of the Borrower and Access Phase 2 shall, and shall cause the Parent to, cause each Management Services Agreement entered into after the Closing Date to name the Borrower as the manager or administrative servicer thereunder, with the Borrower being entitled to the receipt of all Servicing Fees, Incentive Servicing Fees and other fees payable to the manager or the administrative servicer thereunder.

SECTION 7.21             Board Observation Rights.

(a)           Prospect shall have the right to appoint a single observer to the governing body of the Borrower (the “Board”), which Person shall be entitled to attend (or at the option of such observer, monitor by telephone) all meetings of the Board and each committee of the

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Board (other than any portions of any meetings of the manager or any of its committees that constitute executive sessions or relate to this Agreement or which involve the exchange of privileged attorney-client information or work product) but shall not be entitled to vote, and who shall receive all reports, meeting materials, notices, written consents, and other materials (in each case other than any portions of such reports or materials that contain confidential information relating to this Agreement or attorney-client privileged information or work product) as and when provided to the members of the Board.  The Borrower shall reimburse Prospect for the reasonable travel expenses incurred by any such observer appointed by Prospect in connection with attendance at or participation in meetings in person or by telephone.

(b)          The Borrower agrees to hold at least one meeting of its Board in person in each Fiscal Year of the Borrower.

SECTION 7.22             Post-Closing Matters.

(a)           The Loan Parties will cause to be delivered to the Administrative Agent, within thirty (30) days of the Closing Date, good standing certificates for Access Phase 2, issued by the appropriate officer or official body of Michigan, where Access Phase 2 is qualified to do business as a foreign entity, each of which certificates shall indicate that Access Phase 2 is in good standing in the applicable jurisdiction.

(b)           The Loan Parties will cause to be delivered to the Collateral Agent fully-executed Account Control Agreements for each deposit account, and within the time frames for delivery, set forth in Section 7.13 and Section 7.16.

SECTION 7.23             Triggering Event.  If, at any time, the Borrower elects not to make a voluntary prepayment with CDF1 Excess Cash Flow on any Payment Date on or after the Discharge of the CDF1 Credit Agreement Obligations (each, a “Triggering Event”), as requested by the Administrative Agent or the Collateral Agent, either (x) the Parent will and will cause each of the Borrower and CDF1 to, or (y) the Collateral Agent will, cause each of the Parent and its applicable Subsidiaries to, pursuant to the Powers of Attorney, immediately enter into the Replacement Phase I MSA.  Notwithstanding anything in this Agreement or in any other Loan Document, the Collateral Agent is entitled to specific performance with respect to this Section 7.23.

ARTICLE VIII

NEGATIVE COVENANTS

Each of the Loan Parties, jointly and severally, hereby covenant and agree that, on the Closing Date and thereafter until the Term Loans, together with interest, Fees and all other Obligations incurred hereunder (other than Unasserted Contingent Obligations), are paid in full in accordance with the terms of this Agreement:

SECTION 8.01             Limitation on Indebtedness.

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(a)           The Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, create, incur, issue, assume, guarantee, suffer to exist or otherwise become directly or indirectly liable, contingently or otherwise with respect to any Indebtedness, except for the following:

(i)            the Obligations;

(ii)           Indebtedness existing on the date hereof and set forth on Schedule 6.22, together with any Permitted Refinancing thereof, other than with respect to the Indebtedness arising under the CDF1 Credit Agreement and the “Loan Documents” (as defined in the CDF1 Credit Agreement);

(iii)           Indebtedness consisting of Capitalized Lease Obligations (other than with respect to a lease entered into as part of a Sale and Leaseback Transaction) and purchase money Indebtedness, in each case incurred by any Loan Party to finance the acquisition, repair, improvement or construction of fixed or capital assets of such Loan Party, together with any Permitted Refinancing thereof; provided, however, that (i) the aggregate outstanding principal amount of all such Indebtedness does not exceed $250,000 at any time and (ii) the principal amount of such Indebtedness does not exceed the lower of the cost or fair market value of the property so acquired or built or of such repairs or improvements financed, whether directly or through a Permitted Refinancing, with such Indebtedness (each measured at the time such acquisition, repair, improvement or construction is made);

(iv)           intercompany loans made by a Loan Party to any other Loan Party so long as such loans constitute Permitted Investments of such Loan Party;

(v)           Guaranty Obligations of any Loan Party with respect to Permitted Indebtedness of any other Loan Party (other than Indebtedness permitted hereunder in reliance upon clause (a)(ii) above, for which Guaranty Obligations may be permitted to the extent set forth in such clause);

(vi)           to the extent constituting Indebtedness, endorsements for collection or deposit;

(vii)          Indebtedness consisting of Secured Hedging Obligations (as defined in the CDF1 Credit Agreement) to the extent permitted thereunder; and

(viii)         unsecured Indebtedness not otherwise permitted hereby in an aggregate principal amount not to exceed $250,000 at any time outstanding and which has no cash pay interest.

(b)           Access Phase 2 will not, and will not permit any of its Subsidiaries to, directly or indirectly, create, incur, issue, assume, guarantee, suffer to exist or otherwise become directly or indirectly liable, contingently or otherwise with respect to any Indebtedness, except for the following:

(i)            Indebtedness existing on the date hereof and set forth on Schedule 6.22, together with any Permitted Refinancing thereof;

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(ii)           Indebtedness consisting of Capitalized Lease Obligations (other than with respect to a lease entered into as part of a Sale and Leaseback Transaction) and purchase money Indebtedness, in each case incurred by any such Person to finance the acquisition, repair, improvement or construction of fixed or capital assets of such Person, together with any Permitted Refinancing thereof; provided, however, that (i) the aggregate outstanding principal amount of all such Indebtedness does not exceed $250,000 at any time and (ii) the principal amount of such Indebtedness does not exceed the lower of the cost or fair market value of the property so acquired or built or of such repairs or improvements financed, whether directly or through a Permitted Refinancing, with such Indebtedness (each measured at the time such acquisition, repair, improvement or construction is made);

(iii)           intercompany loans made by any such Person to any other such Person so long as such loans constitute Permitted Investments of such Person;

(iv)           Guaranty Obligations of any such Person with respect to Indebtedness of any other such Person expressly permitted by this Section 8.01(b) (other than Indebtedness permitted hereunder in reliance upon clause (b)(i) above, for which Guaranty Obligations may be permitted to the extent set forth in such clause);

(v)           to the extent constituting Indebtedness, endorsements for collection or deposit;

(vi)           Indebtedness in respect of Hedging Agreements (other than Hedging Agreements entered into with CHG or any Affiliate of CHG) incurred in the ordinary course of business in accordance with Section 7.12 of the CDF2 Credit Agreement (as of the Closing Date) and not for speculative purposes; and

(vii)          unsecured Indebtedness not otherwise permitted hereby in an aggregate principal amount not to exceed $250,000 at any time outstanding and which has no cash pay interest.

SECTION 8.02             Limitation on Liens.

(a)           The Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or suffer to exist any Lien upon any property or assets of any kind (real or personal, tangible or intangible) of any such Person (including its Capital Stock), whether now owned or hereafter acquired, except for the following:

(i)             Liens created pursuant to any Loan Document;

(ii)           with respect to each such Person, Customary Permitted Liens;

(iii)           Liens existing on the date hereof and set forth on Schedule 8.02 securing Indebtedness permitted in relation to such Liens under Section 8.01(a) (whether directly or through a Permitted Refinancing to the extent permitted pursuant to Section 8.01(a));

(iv)           Liens on the property of any such Person securing Indebtedness (whether directly or through a Permitted Refinancing) permitted under Section 8.01(a)(iii);

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provided, however, that (i) such Liens exist prior to the acquisition of, or attach substantially simultaneously with, or within ninety (90) days after, the acquisition, repair, improvement or construction of, such property financed by such Indebtedness (whether directly or through a Permitted Refinancing) and (ii) such Liens do not extend to any property of any such Person other than the property (and proceeds thereof) acquired or built, or the improvements or repairs, financed by such Indebtedness (whether directly or through a Permitted Refinancing); and

(v)           Liens arising by operation of Applicable Law as a result of the non-payment of lawful claims; provided, that such Liens do not encumber property that, individually or in the aggregate, has a value greater than or equal to $250,000.

(b)           Access Phase 2 will not, and will not permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or suffer to exist any Lien upon any property or assets of any kind (real or personal, tangible or intangible) of any such Person (including its Capital Stock), whether now owned or hereafter acquired, except for the following:

(i)             with respect to each such Persons, Customary Permitted Liens;

(ii)           Liens existing on the date hereof and set forth on Schedule 8.02 securing Indebtedness permitted in relation to such Liens under Section 8.01(b) (whether directly or through a Permitted Refinancing to the extent permitted pursuant to Section 8.01(b));

(iii)           Liens on the property of any such Person securing Indebtedness (whether directly or through a Permitted Refinancing) permitted under Section 8.01(b)(ii); provided, however, that (i) such Liens exist prior to the acquisition of, or attach substantially simultaneously with, or within 90 days after, the acquisition, repair, improvement or construction of, such property financed by such Indebtedness (whether directly or through a Permitted Refinancing) and (ii) such Liens do not extend to any property of any such Person other than the property (and proceeds thereof) acquired or built, or the improvements or repairs, financed by such Indebtedness (whether directly or through a Permitted Refinancing); and

(iv)           Liens arising by operation of Applicable Law as a result of the non-payment of lawful claims; provided, that such Liens do not encumber property that, individually or in the aggregate, has a value greater than or equal to $250,000.

SECTION 8.03             Investments.

(a)           The Borrower will not, and will not permit any of its Subsidiaries to, purchase, make, incur, assume or permit to exist any Investment in any other Person, except the following:

(i)            Investments existing as of the Closing Date and set forth on Schedule 8.03;

(ii)           Investments in cash and Cash Equivalents maintained in Cash Collateral Accounts of such Persons or as otherwise permitted by the CDF1 Credit Agreement;

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(iii)          (x) endorsements for collection or deposit in the ordinary course of business consistent with past practice, (y) extensions of trade credit (other than to Affiliates of the Borrower) arising or acquired in the ordinary course of business and (z) Investments received in settlements in the ordinary course of business of past due receivables; and

(iv)          Investments by any such Persons in any other such Persons, including the purchase of a portion of the “Term Loans” (as defined in the CDF1 Credit Agreement) under the CDF1 Credit Agreement in an aggregate principal amount equal to $5,000,000 at a purchase price of 99.75% of the aggregate face amount of such Term Loans, either on or promptly after the Closing Date.

(b)           Access Phase 2 will not, and will not permit any of its Subsidiaries to, purchase, make, incur, assume or permit to exist any Investment in any other Person, except the following:

(i)            Investments existing on the date hereof and set forth on Schedule 8.03;

(ii)           Investments in cash and Cash Equivalents maintained in Cash Collateral Accounts of such Persons;

(iii)          (x) endorsements for collection or deposit in the ordinary course of business consistent with past practice, (y) extensions of trade credit (other than to Affiliates of CDF2) arising or acquired in the ordinary course of business and (z) Investments received in settlements in the ordinary course of business of past due receivables;

(iv)          Investments by any such Person in any other such Person; and

(v)           Investments consisting of CDF2 Non-Recourse Loans (as defined in the CDF2 Credit Agreement as of the Closing Date) made pursuant to the “Loan Documents” (as defined in the CDF2 Credit Agreement).

SECTION 8.04             Asset Sales; Stock Issuances.

(a)           The Borrower will not, and will not permit any of its Subsidiaries to, Sell, or enter into any agreement to Sell, the Borrower’s or such other Person’s assets to any Person in one transaction or a series of transactions, or issue any shares of its own Stock, except for the following:

(i)            in each case to the extent entered into in the ordinary course of business and made to a Person that is not an Affiliate of the Borrower, (x) Sales of cash, Cash Equivalents, inventory or property that has become obsolete or worn out, (y) non-exclusive licenses of Intellectual Property and (z) exchanges of Digital Systems, or components thereof, in connection with system upgrades;

(ii)           a true lease or sublease of Real Property not constituting Indebtedness and not entered into as part of a Sale and Leaseback Transaction;

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(iii)           (x) any Sale of any property (other than their own Stock or Stock Equivalents) by any such Person to any other such Person to the extent any resulting Investment constitutes a Permitted Investment and (y) any Restricted Payment by any such Person permitted pursuant to Section 8.06;

(iv)          any Sale or issuance by any Subsidiary of Access of its own Stock to any Loan Party, provided, however, that the proportion of such Stock and of each class of such Stock (both on an outstanding and fully-diluted basis) held by the Loan Parties, taken as a whole, does not change as a result of such Sale or issuance;

(v)           any Sale of Phase I Installed Digital Systems to an Approved Exhibitor in connection with the exercise by such Approved Exhibitor of its buyout option under the applicable Exhibitor Agreement; provided, however, that the aggregate number of Phase I Installed Digital Systems sold pursuant to this clause (a)(v) shall not exceed ten percent (10%) of the aggregate number of Phase I Installed Digital Systems as of the date of such Sale; and

(vi)          any Sale or issuance by the Borrower of its own Stock or Stock Equivalents to the extent not resulting in a Change of Control and subject to the express limitations set forth in the definition thereof; provided that it shall be a condition to the issuance or a Sale of any such Stock or Stock Equivalents that such Stock or Stock Equivalents be pledged to the Collateral Agent, for the benefit of the Secured Parties, to secure the Obligations.

(b)           Access Phase 2 will not, and will not permit any of its Subsidiaries to, Sell, or enter into any agreement to Sell, Access Phase 2’s or such other Person’s assets to any Person in one transaction or a series of transactions, except for the following:

(i)            in each case to the extent entered into in the ordinary course of business and made to a Person that is not an Affiliate of such Person:  (x) Sales of Cash Equivalents, Inventory or property that has become obsolete or worn out and (y) non-exclusive licenses of Intellectual Property;

(ii)            a true lease or sublease of Real Property not constituting Indebtedness and not entered into as part of a Sale and Leaseback Transaction;

(iii)           any Sale of any property (other than their own Stock or Stock Equivalents) by any such Person to any other such Person to the extent any resulting Investment constitutes (x) a Permitted Investment and (y) any Restricted Payment by any such Person permitted pursuant to Section 8.06;

(iv)           (x) to the extent not resulting in a Change of Control and subject to the express limitations set forth in the definition thereof, any Sale or issuance by CDF2 of its own Stock to CDF2 Holdings to the extent permitted in the CDF2 Credit Agreement, and (y) to the extent not resulting in a Change of Control and subject to the express limitations set forth in the definition thereof, any Sale or issuance by any Subsidiary of CDF2 of its own Stock to any Phase II Group Member, provided, however, that the proportion of such Stock and of each class of such Stock (both on an outstanding and fully-diluted basis) held by the “Loan Parties” (as defined in the CDF2 Credit Agreement), taken as a whole, does not change as a result of such Sale or issuance; and

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(v)           any Sale of Phase II Installed Digital Systems to an Approved Exhibitor in connection with the exercise by such Approved Exhibitor of its buyout option under the applicable Phase II Exhibitor Agreement; provided, however, that the aggregate number of Phase II Installed Digital Systems sold pursuant to this clause (b)(v) shall not exceed 10% of the aggregate number of Phase II Installed Digital Systems as of the date of such Sale.

SECTION 8.05             Fundamental Changes.

(a)           Neither the Borrower nor any of its Subsidiaries shall (i) merge, consolidate or amalgamate with any other Person, (ii) acquire all or substantially all of the Stock or Stock Equivalents of any other Person or (iii) acquire all or substantially all of the assets of any other Person or all or substantially all of the assets constituting any line of business, division, branch, operating division or other unit operation of any other Person, in each case except for the following:

(i)             the merger, consolidation or amalgamation of any such Person into any other Person; and

(ii)            the merger, consolidation or amalgamation of any such Person for the sole purpose, and with the sole material effect, of changing its State of organization within the United States;

provided, however, that (A) in the case of any merger, consolidation or amalgamation involving the Borrower, the Borrower shall be the surviving Person, (B) in the case of any merger, consolidation or amalgamation involving any such Person (other than the Borrower), a Loan Party shall be the surviving Person and (C) prior to or contemporaneously with the consummation of any action permitted under this Section 8.05(a), all actions required to maintain the perfection of the Liens of the Collateral Agent on the Stock or property of such Person shall have been made.

(b)           Neither Access Phase 2 nor any of its Subsidiaries will (i) merge, consolidate or amalgamate with any other Person, (ii) acquire all or substantially all of the Stock or Stock Equivalents of any other Person or (iii) acquire all or substantially all of the assets of any other Person or all or substantially all of the assets constituting any line of business, division, branch, operating division or other unit operation of any other Person, in each case except for the following:

(i)             the merger, consolidation or amalgamation of any such Person (other than CDF2 or Access Phase 2) into any other such Person; and

(ii)            the merger, consolidation or amalgamation of any such Person for the sole purpose, and with the sole material effect, of changing its State of organization within the United States;

provided, however, that (A) in the case of any merger, consolidation or amalgamation involving either of Access Phase 2 or CDF2, Access Phase 2 or CDF2, as applicable, shall be the surviving Person, (B) in the case of any merger, consolidation or amalgamation involving any such Person (other than CDF2 or Access Phase 2), any other such Person shall be the surviving Person and

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(C) prior to or contemporaneously with the consummation of any action permitted under this Section 8.05(b), all actions required to maintain the perfection of the Liens of the Collateral Agent or the CDF2 Credit Agreement “Collateral Agent” (as defined in the CDF2 Credit Agreement), as applicable, on the Stock or property of such Person shall have been made.

SECTION 8.06             Restricted Payments.

(a)           The Borrower will not, and will not permit any of its Subsidiaries to, make any Restricted Payment, or make any deposit for any Restricted Payment, except for the following:

(i)            the Permitted SG&A Reimbursement Payments by the Borrower to the Parent;

(ii)           Restricted Payments by any such Person to any other such Person;

(iii)          the Closing Date Permitted Restricted Payment made in accordance with Section 7.10(i) and as set forth on Schedule A; and

(iv)           Restricted Payments to the extent expressly permitted by the CDF1 Credit Agreement.

Notwithstanding the foregoing or anything herein to the contrary, in no event shall the Borrower make a Restricted Payment (other than the Permitted SG&A Reimbursement Payment) without the prior written consent of the Lenders (a funding of the Term Loans on the Closing Date shall be deemed to be the prior written consent by the Lenders to the making of the Closing Date Restricted Payments as set forth in Section 8.06(a)(iii)).

(b)           Access Phase 2 will not, and will not permit any of its Subsidiaries to, make any Restricted Payment, or make any deposit for any Restricted Payment, except for the following:

(i)             Restricted Payments by any such Person to any other such Person;

(ii)           dividends and distributions declared and paid on the common Stock of any such Person ratably to the holders of such common Stock and payable only in common Stock of such Person;

(iii)           Restricted Payments by any such Person to holders of such Person’s equity for the sole purpose of funding the payment of net income taxes attributable to income of such Person but in an amount not to exceed the actual liability that would be incurred by such Person on a standalone basis if it was a tax paying entity; provided that, no payments shall be allowed for any taxes or tax obligations (including interest and penalties) owing by any such Person to a Governmental Authority arising from or related to an audit of CDF2’s equity structure; and

(iv)           to the extent expressly permitted by Sections 4.4 and 4.5 of the Multiparty Agreement, Restricted Payments made during the “Availability Period” (as defined in

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the CDF2 Credit Agreement) to CDF2 Holdings from amounts on deposit in the Collection Account (as defined in the CDF2 Credit Agreement).

SECTION 8.07             Payments of Indebtedness.

(a)           Except in connection with Permitted Refinancing Indebtedness permitted by Section 8.01 and as otherwise permitted by the CDF1 Credit Agreement, the Borrower will not, and will not permit any of its Subsidiaries to, make any payment on account of Indebtedness that has been contractually subordinated in right of payment to the Obligations, if such payment is not permitted at such time under the subordination terms and conditions applicable thereto.

(b)           Access Phase 2 will not, and will not permit any of its Subsidiaries to (i) prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof any Indebtedness, (ii) set apart any property for such purpose, whether directly or indirectly and whether to a sinking fund, a similar fund or otherwise, or (iii) make any payment in violation of any subordination terms of any Indebtedness; provided, however, that each such Person may, in accordance with and to the extent permitted by the “Loan Documents” (as defined in the CDF2 Credit Agreement), do each of the following:

(i)             (A) prepay the “Obligations” (as defined in the CDF2 Credit Agreement) or (B) consummate a Permitted Refinancing;

(ii)            so long as no “Event of Default” (as defined in the CDF2 Credit Agreement) has occurred and is continuing, prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof (or set apart any property for such purpose) any Indebtedness permitted under Section 8.01(b)(iii) and owing to any other such Person; and

(iii)           make regularly scheduled or otherwise required repayments or redemptions of Indebtedness (other than Indebtedness owing to any Affiliate of CDF2).

SECTION 8.08             Third-Party Restrictions on Indebtedness, Liens, Investments or Restricted Payments.

(a)           Neither the Borrower nor any of its Subsidiaries shall incur or otherwise suffer to exist or become effective or remain liable on or be responsible for any Contractual Obligation limiting the ability of (i) any such Person to make Restricted Payments to, or Investments in, or repay Indebtedness or otherwise Sell property to, any other such Person or (ii) any such Person to incur or suffer to exist any Lien upon its property, whether now owned or hereafter acquired, securing any of its Obligations (including any “equal and ratable” clause and any similar Contractual Obligation requiring, when a Lien is granted on any property, another Lien to be granted on such property or any other property), except, for each of clauses (a)(i) and (ii) above, (x) pursuant to the Loan Documents, (y) pursuant to the “Loan Documents” (as defined in the CDF1 Credit Agreement) and (z) limitations on Liens (other than those securing any Obligation) on any property whose acquisition, repair, improvement or construction is financed by purchase money Indebtedness, Capitalized Lease Obligations or Permitted Refinancings permitted under Section 8.01(a)(ii) or (iii) set forth in the Contractual Obligations governing such Indebtedness, Capitalized Lease Obligations or Permitted Refinancing or Guaranty Obligations with respect thereto.

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(b)           Access Phase 2 shall not, and will not permit any of its Subsidiaries, to incur or otherwise suffer to exist or become effective or remain liable on or be responsible for any Contractual Obligation limiting the ability of (i) any such Person (other than CDF2) to make Restricted Payments to, or Investments in, or repay Indebtedness or otherwise Sell property to, any other such Person or (ii) any such Person to incur or suffer to exist any Lien upon its property, whether now owned or hereafter acquired, securing any of its “Secured Obligations” (used in this clause (b) as defined in the CDF2 Credit Agreement) (including any “equal and ratable” clause and any similar Contractual Obligation requiring, when a Lien is granted on any property, another Lien to be granted on such property or any other property), except, for each of clauses (b)(i) and (ii) above, (x) pursuant to the “Loan Documents” (as defined in the CDF2 Credit Agreement), (y) pursuant to the “Loan Documents” (as defined in the CDF2 Credit Agreement) and (z) limitations on Liens (other than those securing any Secured Obligation) on any property whose acquisition, repair, improvement or construction is financed by purchase money Indebtedness, Capitalized Lease Obligations or Permitted Refinancings permitted under Section 8.01(b)(ii) set forth in the Contractual Obligations governing such Indebtedness, Capitalized Lease Obligations or Permitted Refinancing or Guaranty Obligations with respect thereto.

SECTION 8.09             Transactions with Affiliates.

(a)           Neither the Borrower nor any of its Subsidiaries shall, except as otherwise expressly permitted herein, enter into any other transaction directly or indirectly with, or for the benefit of, any Affiliate (including Guaranty Obligations with respect to any obligation of any such Affiliate), except for (i) transactions between or among such Persons, (ii) transactions in the ordinary course of business on a basis no less favorable to such Person as would be obtained in a comparable arm’s length transaction with a Person not an Affiliate of such Person, (iii) Restricted Payments permitted under Section 8.06, (iv) transactions evidenced by a Management Services Agreement (including the payment of any Servicing Fees and Incentive Servicing Fees to the extent permitted hereunder) or the General Services Agreement, and (v) reasonable director compensation to directors of any such Person to the extent such compensation is reflected in the Budget most recently delivered to the Administrative Agent.

(b)           Access Phase 2 shall not, and shall not permit any of its Subsidiaries to, except as otherwise expressly permitted herein, enter into any other transaction directly or indirectly with, or for the benefit of, any Affiliate (including Guaranty Obligations with respect to any obligation of any such Affiliate), except for (i) transactions between or among such Persons, (ii) transactions in the ordinary course of business on a basis no less favorable to such Person as would be obtained in a comparable arm’s length transaction with a Person not an Affiliate of such Person, (iii) Restricted Payments permitted under Section 8.06, (iv) transactions evidenced by the Phase II Australia MSA, the Phase II Exhibitor/Buyer MSA, the Phase II KBC MSA, the Phase II SocGen MSA and any other Management Services Agreement (including the payment of any Servicing Fees and Incentive Servicing Fees thereunder), and (v) reasonable director compensation to directors of any such Person to the extent such compensation is reflected in the most recent Budget delivered to the Administrative Agent.

SECTION 8.10            Change in Nature of Business.  No Loan Party or any of its Subsidiaries shall carry on any business, operations or activities (whether directly, through a

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joint venture, or otherwise) substantially different from those carried on by the Loan Parties at the date hereof and business, operations and activities reasonably related thereto.

SECTION 8.11            Accounting Changes; Fiscal Year.  No Group Member shall change its (a) accounting treatment or reporting practices, except as required by GAAP or any Applicable Law, or (b) its fiscal year or its method for determining fiscal quarters or fiscal months without the prior written consent of the Administrative Agent.

SECTION 8.12            Margin Regulations.  No Loan Party or any of its Subsidiaries shall use all or any portion of the proceeds of any credit extended hereunder to purchase or carry margin stock (within the meaning of Regulation U of the Federal Reserve Board) in contravention of Regulation U of the Federal Reserve Board.

SECTION 8.13            Compliance with ERISA.  Each of the Borrower and Access Phase 2 will, and will cause the Parent to, ensure that no ERISA Affiliate shall cause or suffer to exist (a) any event that could result in the imposition of a Lien with respect to any Title IV Plan or Multiemployer Plan or (b) any other ERISA Event, that would, in the aggregate, have a Material Adverse Effect.  No Loan Party or any of its Subsidiaries shall cause or suffer to exist any event that could result in the imposition of a Lien with respect to any Benefit Plan.

SECTION 8.14            Hazardous Materials.  Other than such violations, Environmental Liabilities and effects that would not, in the aggregate, reasonably be expected to have a Material Adverse Effect, each of the Borrower and Access Phase 2 will, and will cause the Parent to, ensure that no Group Member shall cause or suffer to exist (a) the disposal, transportation, sale, reuse, recycle or Release of any Hazardous Materials from Digital Systems in violation of Environmental Laws or (b) the Release of any Hazardous Material at, to or from any Real Property owned, leased, subleased or otherwise operated or occupied by any Group Member that would violate any Environmental Law, form the basis for any Environmental Liabilities or otherwise adversely affect the value or marketability of any Real Property (whether or not owned by any Group Member).

SECTION 8.15            No Foreign Subsidiaries.  Each of the Borrower and Access Phase 2 shall, and shall cause the Parent to, ensure that neither the Borrower, nor any other Group Member, shall create or have any Foreign Subsidiaries or any interest in any foreign joint ventures, other than to the extent consented to by the Administrative Agent in writing prior to any such event.  If the Administrative Agent consents in writing to the formation of any such Foreign Subsidiary, such Foreign Subsidiary will be subject to all of the requirements of Sections 7.08 and 7.09.

SECTION 8.16            Bank Accounts.  Other than the Cash Management Accounts or as otherwise expressly provided in Section 7.13, the Borrower shall ensure that no Loan Party shall create, own or otherwise have an interest (whether an ownership interest, an interest in deposited funds or otherwise) in any deposit or other bank account (including any securities account or any zero balance, payroll, withholding or other fiduciary account).

SECTION 8.17             [Intentionally Omitted]

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SECTION 8.18            Management Services Agreements.  Each of the Borrower and Access Phase 2 shall, and shall cause the Parent to, ensure that no Group Member shall, after the Closing Date, enter into, or permit any other Group Member or any Loan Party to enter into, any new management services agreement or Consents, amendments, restatements, supplements, or other modifications, renewals, waivers or replacements from time to time, in relation to any Management Services Agreement, other than any new management services agreement or any Consents, amendments, restatements, supplements, or other modifications, renewals, waivers or replacements in relation to any Management Services Agreements that are in form and substance satisfactory to the Administrative Agent, including satisfying each of the requirements of Section 7.20, and, in each case, in relation to which an MSA Assignment is executed and delivered.

SECTION 8.19            CDF1 Credit Agreement.  The Borrower and the other Loan Parties shall ensure that no Phase I Group Member shall, after the Closing Date, enter into, or permit any other Phase I Group Member or any Loan Party to enter into amendments, restatements, supplements, or other modifications, renewals, waivers or replacements from time to time, in relation to the CDF1 Credit Agreement or any “Loan Documents” (as defined therein), except, in each case, without not less than five (5) Business Days’ notice to the Administrative Agent (or such shorter notice period acceptable to the Administrative Agent in its sole discretion).  The Borrower and the Loan Parties shall ensure that no Phase I Group Member shall, after the Closing Date, waive or otherwise modify in any material respect any term (or permit or consent to the material waiver or modification of any term) of, or otherwise consent to any departure in any material respect from any requirement of the CDF1 Credit Agreement or any “Loan Documents” (as defined therein), except, in each case, without the prior written consent of the Administrative Agent not to be unreasonably withheld (it being understood and agreed that any proposed modification to the provisions of Sections 7.11 and Section 9.3 of the CDF1 Credit Agreement shall be subject to the Administrative Agent’s sole discretion and prior written consent).

SECTION 8.20            Other Agreements.  (A) Each of the Borrower and Access Phase 2 shall, and shall cause the Parent to, ensure that no Group Member shall, after the Closing Date, enter into, or permit any other Group Member or any Loan Party to enter into any amendments, restatements, supplements, or other modifications, renewals, waivers or replacements from time to time, in relation to any of the following agreements, unless any such amendment, restatement, supplement, or other modification, renewal, waiver or replacement has been provided to the Administrative Agent at least five (5) Business Days in advance of the proposed date of execution of any such amendment, restatement, supplement, or other modification, renewal, waiver or replacement and a copy of any such amendment, restatement, supplement, or other modification, renewal, waiver or replacement is promptly delivered to the Administrative Agent upon its execution) and (B) each of the Borrower and Access Phase 2 shall, and shall cause the Parent to, ensure that no Group Member shall, after the Closing Date, enter into, or permit any other Group Member or any Loan Party to enter into any material amendments, restatements, supplements, or other modifications, renewals, waivers or replacements from time to time, in relation to any of the following agreements, unless any such material amendment, restatement, supplement, or other modification, renewal, waiver or replacement is in form and substance reasonably satisfactory to the Administrative Agent and the Administrative Agent has given its consent to entry into the same in writing, such consent not to be unreasonably withheld (and a

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copy of any such amendment, restatement, supplement, or other modification, renewal, waiver or replacement is promptly delivered to the Administrative Agent upon its execution):

(i)            its Constituent Documents;

(ii)           any Digital Cinema Deployment Agreement;

(iii)          any Material Exhibitor Agreement;

(iv)          the CDF2 Credit Agreement and all other principal “Loan Documents” (as defined therein) (it being understood and agreed that any proposed modification to the provisions of Sections 7.11 of the CDF2 Credit Agreement or any of the provisions of Sections 4.1, 4.2, 4.3, 4.4., 4.5, 4.6, 4.7, 4.8, 4.9 or 4.10 of the Multiparty Agreement shall be subject to the Administrative Agent’s sole discretion and prior written consent);

(v)           the KBC Facility Documents;

(vi)          the principal CHG Lease Facility Documents;

(vii)         (x) all IP Licenses and (y) all software license agreements between CDF1 and Access including, without limitation, the Amended and Restated Software License Agreement dated as of February 28, 2013, by and between Access and CDF1;

(viii)         all Intercompany Agreements;

(ix)           the CDF2 Sale and Contribution Agreement;

(x)            any Service Agreement;

(xi)           the General Services Agreement;

(xii)          the Tax Consolidation Documents; and

(xiii)         any Back-Up Servicer Agreement (including the Phase I Back-Up Servicer Agreement).

Notwithstanding anything herein to the contrary, any amendment, restatement, supplement, or other modification, renewal, waiver or replacement which would have the effect, in any respect, of amending, modifying or waiving any provision of any of the above Contractual Obligations relating to the payment of Servicing Fees, Incentive Servicing Fees or similar fees to any Loan Party or any of their Subsidiaries shall be deemed to be material and requiring the Administrative Agent’s consent (not to be unreasonably withheld).

SECTION 8.21            Capital Expenditures.  No Loan Party shall incur, or permit to be incurred, Capital Expenditures (to the extent not the responsibility of the Parent under the Phase I MSA) to exceed $50,000 in any Fiscal Year (the “Capital Expenditure Allowance”) absent the prior written consent of the Administrative Agent, not to be unreasonably withheld; provided, that if any amount of the Capital Expenditure Allowance is not used a Fiscal Year, the Capital

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Expenditure Allowance for the Fiscal Year immediately following such Fiscal Year shall be increased by such unused amount, but, for the avoidance of doubt, no such unused amount may be carried over beyond the Fiscal Year immediately following such Fiscal Year.

ARTICLE IX\
EVENTS OF DEFAULT

SECTION 9.01            Listing of Events of Default.  Each of the following events or occurrences described in this Section 9.01 shall constitute an “Event of Default”:

(a)           Non-Payment of Obligations.  The Borrower shall default in the payment of:

(i)            any principal of any Term Loan when such amount is due; or

(ii)           any interest on any Term Loan and such default shall continue unremedied for a period of three (3) Business Days after such amount is due; or

(iii)          any fee described in Article III or any other monetary Obligation, and such default shall continue unremedied for a period of five (5) Business Days after such amount is due.

(b)           Breach of Warranty.  Any representation or warranty made or deemed to be made by any Loan Party in any Loan Document (including any certificate delivered pursuant to any provision of this Agreement) is or shall be incorrect in any material respect on or as of the date when made or deemed to have been made; provided, that any representation or warranty that is already qualified in the text thereof as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects so stated on the applicable date.

(c)           Non-Performance of Certain Covenants and Obligations.  (i) Any Loan Party shall default in the due performance or observance of any of its obligations under Section 4.02, Section 7.01, Section 7.02(a), Section 7.05 (solely with respect to such Loan Party’s existence and its maintenance of good standing in its jurisdiction of organization), Section 7.08, Section 7.09, Section 7.10, Section 7.13, Section 7.15, Section 7.16, Section 7.17, Section 7.18, Section 7.19, Section 7.20, Section 7.21, Section 7.22, Section 7.23 or Article VIII, or (ii) any Loan Party shall default in the due performance or observance of its obligations under any covenant applicable to it under the Security Agreement or (iii) the Limited Recourse Pledgor shall default in the due performance or observance of its obligations under any covenant applicable to it under the Limited Recourse Pledge Agreement or (iv) the Limited Recourse Guarantor shall default in the due performance or observance of its obligations under any covenant applicable to it under the Limited Recourse Guaranty.

(d)           Non-Performance of Other Covenants and Obligations.  Any Loan Party shall default in the due performance and observance of any obligation contained in any Loan Document executed by it (other than as specified in Sections 9.01(a) through (c)), and such default shall continue and remain unremedied for a period of thirty (30) days after the occurrence thereof.

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(e)           Default on Other Indebtedness.  (i) A default shall occur in the payment of any amount when due (subject to any applicable grace period), whether by acceleration or otherwise, of any principal or stated amount of, or interest or fees on, any Indebtedness (other than the Obligations) of any Loan Party or Subsidiary of any Loan Party having a principal or stated amount, individually or in the aggregate, in excess of $250,000, or a default shall occur in the performance or observance of any obligation or condition with respect to any such Indebtedness and the effect of such default is to accelerate the maturity of such Indebtedness or to permit the holder or holders of such Indebtedness, or any trustee or agent for such holders, to cause or declare such Indebtedness to become immediately due and payable, (ii) a default shall occur (after expiration of any available grace or cure periods) in the performance or observance of any obligation or condition with respect to any Indebtedness which has been subordinated (whether as to payment or Lien priority) to the Obligations or the liens in respect of which have been subordinated to the Collateral Agent’s Liens, or any such Indebtedness shall be required to be or prepaid, redeemed, purchased or defeased, or require an offer to purchase or defease such Indebtedness to be made, prior to its expressed maturity, or (iii) any Indebtedness of any Loan Party or any Subsidiary of any Loan Party having a principal or stated amount, individually or in the aggregate, in excess of $250,000 shall otherwise be required to be prepaid, redeemed, purchased or defeased, or require an offer to purchase or defease such Indebtedness to be made, prior to its expressed maturity, or (iv) a default shall occur in the payment of any amount when due (subject to any applicable grace period), whether by acceleration or otherwise, of any principal or stated amount of, or interest or fees on, any Indebtedness under the CDF1 Credit Agreement (and the “Loan Documents” as defined therein), the CDF2 Credit Agreement (and the “Loan Documents” as defined therein) or the KBC Facility Documents, or a default shall occur in the performance or observance of any obligation or condition with respect to any such Indebtedness and the effect of such default referred to in this clause (e)(iv) is to accelerate the maturity of such Indebtedness or to permit the holder or holders of such Indebtedness, or any trustee or agent for such holders, to cause or declare such Indebtedness to become immediately due and payable.

(f)            Judgments.  one or more judgments, orders or decrees (or other similar process) shall be rendered against any Loan Party (i)(A) in the case of money judgments, orders and decrees, involving an aggregate amount (excluding amounts adequately covered by insurance payable to any Loan Party, to the extent the relevant insurer has not denied coverage therefor) in excess of $250,000 or (B) otherwise, that would reasonably be expected to have, in the aggregate, a Material Adverse Effect and (ii)(A) enforcement proceedings shall have been commenced by any creditor upon any such judgment, order or decree or (B) such judgment, order or decree shall not have been vacated or discharged for a period of 30 consecutive days and there shall not be in effect (by reason of a pending appeal or otherwise) any stay of enforcement thereof.

(g)           Bankruptcy, Insolvency, etc.  Any Loan Party or any Subsidiary of any Loan Party shall:

(i)            become insolvent or generally fail to pay, or admit in writing its inability or unwillingness generally to pay, its debts as they become due;

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(ii)            apply for, consent to, or acquiesce in the appointment of a trustee, receiver, sequestrator or other custodian for any substantial part of the assets or other property of any such Person, or make a general assignment for the benefit of creditors;

(iii)           in the absence of such application, consent or acquiescence, permit or suffer to exist, the appointment of a trustee, receiver, sequestrator or other custodian for a substantial part of the property of any thereof, and such trustee, receiver, sequestrator or other custodian shall not be discharged within sixty (60) days; provided, that each Loan Party hereby expressly authorizes each Secured Party to appear in any court conducting any relevant proceeding during such 60-day period to preserve, protect and defend such Secured Party’s rights under the Loan Documents;

(iv)           permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law or any dissolution, winding up or liquidation proceeding in respect thereof, and, if any such case or proceeding is not commenced by such Person, such case or proceeding shall be consented to or acquiesced to by such Person or shall result in the entry of an order for relief or shall remain undismissed for sixty (60) days; provided, that each Loan Party hereby expressly authorizes each Secured Party to appear in any court conducting any such case or proceeding during such 60-day period to preserve, protect and defend such Secured Party’s rights under the Loan Documents; or

(v)           take any action authorizing, or in furtherance of, any of the foregoing.

(h)           Change of Control.  There shall occur any Change of Control.

(i)            Invalidity of Liens.  Except pursuant to a valid, binding and enforceable termination or release permitted under the Loan Documents and executed by the Administrative Agent or the Collateral Agent, as applicable, or as otherwise expressly permitted under any Loan Document, (i) any provision of any Loan Document shall, at any time after the delivery of such Loan Document, fail to be valid and binding on, or enforceable against any Loan Party party thereto or (ii) any Loan Document purporting to grant a Lien to secure any Obligation shall, at any time after the delivery of such Loan Document, fail to create a valid and enforceable Lien on any Collateral purported to be covered thereby or such Lien shall fail or cease to be a perfected Lien with the priority required in the relevant Loan Document, or any Loan Party shall state in writing that any of the events described in clause (i) or (ii) above shall have occurred.

(j)            CHG Lease Facility Documents.  Any CHG Lease Facility Document shall cease to be valid, binding or enforceable in accordance with its terms, (ii) the occurrence of an “Event of Default” as defined in the CHG Lease Facility Documents, (iii) CHG shall be in breach in any material respect of any CHG Lease Facility Document and such breach is not cured within the applicable grace or cure period provided therein, (iv) any schedule to the CHG Lease Agreement shall have a remaining term of less than 90 days, or (v) any CHG Lease Facility Document shall be refinanced, amended or otherwise modified in a manner not permitted by the Multiparty Agreement.

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(k)           Material Digital Cinema Deployment Agreements.  (i) Any Material Digital Cinema Deployment Agreement shall cease to be valid, binding or enforceable in accordance with its terms (other than pursuant to a merger or acquisition of a Distributor party to such Material Digital Cinema Deployment Agreement with or by another Distributor party to a Material Digital Cinema Deployment Agreement) and within 90 days thereafter, the Borrower or Access Phase 2, as applicable, shall not have delivered to the Administrative Agent written evidence of the reinstatement of such Material Digital Cinema Deployment Agreement as a valid, binding and enforceable agreement, (ii) any Group Member or its assignor shall be in breach of any Material Digital Cinema Deployment Agreement and the effect of such breach is to permit the termination of such Material Digital Cinema Deployment Agreement and within 90 days of such breach the Borrower or Access Phase 2, as applicable, has not delivered to the Administrative Agent written evidence of cure or waiver of such breach by the applicable Distributor, or (iii) any Distributor shall be in breach of a Material Digital Cinema Deployment Agreement, and the effect of such breach is to permit the termination of such Material Digital Cinema Deployment Agreement, and within 90 days of such breach, the Borrower or Access Phase 2, as applicable, has not delivered to the Administrative Agent written evidence of the cure of such breach by such Distributor; provided that each 90-day period described above shall be extended for up to an additional 90 days (or such longer period solely to the extent that resolution of the applicable event or breach described in clauses (i), (ii) or (iii) above is stayed due to ongoing litigation or similar proceedings) if (x) such applicable event or breach is reasonably capable of cure and (y) either the Borrower or Access Phase 2 or the applicable Group Member is diligently pursuing such cure.

(l)            Material Exhibitor Agreements.  (A)(i) Any Material Exhibitor Agreement that is a Phase I Exhibitor Agreement shall cease to be valid, binding or enforceable in accordance with its terms (other than pursuant to a merger or acquisition of an Exhibitor party to such Material Exhibitor Agreement with or by another Exhibitor party to an Exhibitor Agreement) or shall be terminated and, within 90 days thereafter, the Borrower or Access Phase 2, as applicable, shall not have delivered to the Administrative Agent written evidence of either (x) the reinstatement of such Material Exhibitor Agreement as a valid, binding and enforceable agreement or (y) the redeployment of the Installed Digital Systems covered by such Material Exhibitor Agreement with Approved Exhibitors, (ii) any Phase I Group Member, or its assignee, shall be in breach of any Material Exhibitor Agreement that is a Phase I Exhibitor Agreement and the effect of such breach is to permit the termination of such Material Exhibitor Agreement, and within 90 days of such breach, the Borrower or Access Phase 2, as applicable, has not delivered to the Administrative Agent written evidence of cure of such breach by the applicable Phase I Group Member or a waiver of such breach by the applicable Exhibitor, or (iii) any Exhibitor shall be in breach of a Material Exhibitor Agreement that is a Phase I Exhibitor Agreement, and the effect of such breach is to permit the termination of such Material Exhibitor Agreement, and within 90 days of such breach, the Borrower or Access Phase 2, as applicable, has not delivered to the Administrative Agent written evidence of either (x) cure of such breach by such Exhibitor or (y) the redeployment of the Installed Digital Systems covered by such Material Exhibitor Agreement with Approved Exhibitors; provided that each 90-day period described above shall be extended for up to an additional 90 days (or such longer period solely to the extent that resolution of the applicable event or breach described in clauses (i), (ii) or (iii) above is stayed due to ongoing litigation or similar proceedings) if (x) such applicable event or breach is reasonably capable of cure and (y) the Administrative Servicer is diligently pursuing

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such cure; or (B)(i) any Material Exhibitor Agreement that is a Phase II Exhibitor Agreement or any group of Material Exhibitor Agreements that, in each case, are Phase II Exhibitor Agreements, individually, or in the aggregate, covering more than 1500 screens of one or more Approved Exhibitors (collectively, the “Phase II Material Exhibitor Agreements” and each that individually covers more than 1500 screens, a “Phase II Material Exhibitor Agreement”) shall cease to be valid, binding or enforceable in accordance with their terms (other than pursuant to a merger or acquisition of an Exhibitor or Exhibitors, as applicable, party to such Phase II Material Exhibitor Agreement or Phase II Material Exhibitor Agreements, as applicable, with or by another Exhibitor or Exhibitors party to an Exhibitor Agreement or Exhibitor Agreements, as applicable) or shall be terminated and, within 90 days thereafter, the Borrower or Access Phase 2, as applicable, shall not have delivered to the Administrative Agent written evidence of either (x) the reinstatement of such Phase II Material Exhibitor Agreement or Phase II Material Exhibitor Agreements, as applicable, as valid, binding and enforceable agreements or (y) the redeployment of the Installed Digital Systems covered by such Phase II Material Exhibitor Agreement or Phase II Material Exhibitor Agreements, as applicable, with Approved Exhibitors, (ii) any Phase II Group Member, or its assignee, shall be in breach of any Phase II Material Exhibitor Agreement or Phase II Material Exhibitor Agreements, as applicable, and the effect of such breach is to permit the termination of such Phase II Material Exhibitor Agreement or Phase II Material Exhibitor Agreements, as applicable, and within 90 days of such breach, the Borrower or Access Phase 2, as applicable, has not delivered to the Administrative Agent written evidence of cure of such breach by the applicable Phase II Group Members or a waiver of such breach by the applicable Exhibitor or Exhibitors, or (iii) any Exhibitor shall be in breach of any Phase II Material Exhibitor Agreement or Phase II Material Exhibitor Agreements, as applicable, and the effect of such breach is to permit the termination of such Phase II Material Exhibitor Agreement or Phase II Material Exhibitor Agreements, as applicable, and within 90 days of such breach, the Borrower or Access Phase 2, as applicable, has not delivered to the Administrative Agent written evidence of either (x) cure of such breach by such Exhibitor or Exhibitors, as applicable, or (y) the redeployment of the Installed Digital Systems covered by such Phase II Material Exhibitor Agreement or Phase II Material Exhibitor Agreements, as applicable, with Approved Exhibitors; provided that each 90-day period described above shall be extended for up to an additional 90 days (or such longer period solely to the extent that resolution of the applicable event or breach described in clauses (i), (ii) or (iii) above is stayed due to ongoing litigation or similar proceedings) if (x) such applicable event or breach is reasonably capable of cure and (y) the Administrative Servicer is diligently pursuing such cure.

(m)           Intercompany Agreements.  (i)  Any Intercompany Agreement set forth on Schedule 9.01(o) shall cease to be valid, binding or enforceable in accordance with its terms and within 120 days thereafter such agreement is not replaced with a new agreement satisfactory to the Administrative Agent or (ii) any Group Member shall be in breach of any of the same and the effect of such breach is to permit the termination of such agreement, and within 180 days thereafter such breach is not cured.

(n)           ERISA Events.  The occurrence of an ERISA Event that, when taken together with all other ERISA Events that have occurred, could reasonably be expected to subject a Group Member to liability in excess of $250,000.

SECTION 9.02            Remedies Upon Event of Default.

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(a)           If any Event of Default under Section 9.01(g) shall occur for any reason, whether voluntary or involuntary, all of the outstanding principal amount of the Term Loans and other Obligations shall automatically be due and payable and any commitments shall be terminated, in each case, without further notice, demand or presentment.

(b)           If any Event of Default (other than any Event of Default under Section 9.01(g)) shall occur for any reason, whether voluntary or involuntary, and be continuing, the Administrative Agent may, and upon the direction of the Required Lenders, the Administrative Agent shall, by notice to the Borrower declare all or any portion of the outstanding principal amount of the Term Loans and other Obligations to be due and payable and any commitments shall be terminated, whereupon the full unpaid amount of such Term Loans and other Obligations that shall be so declared due and payable shall be and become immediately due and payable, in each case, without further notice, demand or presentment.

(c)           The Lenders and the Agents shall have all other rights and remedies available at law or in equity or pursuant to this Agreement or any other Loan Document.

ARTICLE X

THE AGENTS

SECTION 10.01           Appointments.

(a)           Each Lender and each other Secured Party hereby appoints Prospect as its Administrative Agent under and for purposes of each Loan Document and hereby authorizes the Administrative Agent to act on behalf of such Secured Party under each Loan Document and, in the absence of other written instructions from the Lenders pursuant to the terms of the Loan Documents received from time to time by the Administrative Agent, to exercise such powers hereunder and thereunder as are specifically delegated to or required of the Administrative Agent by the terms hereof and thereof, together with such powers as may be incidental thereto.

(b)           Each Lender and each other Secured Party hereby appoints Prospect as its Collateral Agent under and for purposes of each Loan Document, and hereby authorizes the Collateral Agent to act on behalf of such Secured Party under each Loan Document and, in the absence of other written instructions from the Lenders pursuant to the terms of the Loan Documents received from time to time by the Collateral Agent, to exercise such powers hereunder and thereunder as are specifically delegated to or required of the Collateral Agent by the terms hereof and thereof, together with such powers as may be incidental thereto.

(c)           Each Lender and each other Secured Party hereby irrevocably designates and appoints each Agent as the agent of such Lender.  Notwithstanding any provision to the contrary elsewhere in this Agreement, no Agent shall have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender or other Secured Party, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against any Agent.  Anything contained in any of the Loan Documents to the contrary notwithstanding, the Borrower, the Administrative Agent, the Collateral Agent and each Secured Party hereby agree

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UNDER THE SECURITIES EXCHANGE ACT OF 1934.

that (i) no Secured Party shall have any right individually to realize upon any of the Collateral or to enforce the Security Agreement or any other Security Documents, it being understood and agreed that all powers, rights and remedies hereunder may be exercised solely by the Agents, on behalf of the Secured Parties, in accordance with the terms hereof, and all powers, rights and remedies under the Security Documents may be exercised solely by the Agents, and (ii) in the event of a foreclosure by any of the Agents on any of the Collateral pursuant to a public or private sale or other disposition, any Agent or any Lender may be the purchaser or licensor of any or all of such Collateral at any such sale or other disposition and each Agent as agent for and representative of the Secured Parties (but not any Lender or Lenders in its or their respective individual capacities), shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Obligations (including Obligations owed to any other Secured Party) as a credit on account of the purchase price for any Collateral payable by such Agent at such sale or other disposition.

SECTION 10.02          Delegation of Duties.  Each Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys in fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties.  No Agent shall be responsible for the negligence or misconduct of any agents or attorneys in fact selected by it with reasonable care.

SECTION 10.03          Exculpatory Provisions.  Neither an Agent nor any of their respective officers, directors, employees, agents, attorneys in fact or Affiliates shall be (a) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document, except to the extent that any of the foregoing are found by a final, non-appealable order of a court of competent jurisdiction to have resulted from its or such Person’s own gross negligence or willful misconduct, or (b) responsible in any manner to any of the Lenders or any other Secured Party for any recitals, statements, representations or warranties made or deemed made by or on behalf of any Loan Party or any officer thereof in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Agents under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of any Loan Party or other Person to perform its obligations hereunder or thereunder.  The Agents shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party.

SECTION 10.04          Reliance by Agents.  Each Agent shall be entitled to rely, and shall be fully protected in relying, upon any instrument, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including counsel to the Loan Parties), independent accountants and other experts selected by such Agent.  The Agents may deem and treat the payee of any note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

filed with the Agents.  Each Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of Required Lenders (or, if so specified by this Agreement, all or other requisite Lenders) as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action.  The Agents shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Required Lenders (or, if so specified by this Agreement, all Lenders), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Term Loans and all other Secured Parties.

SECTION 10.05          Notice of Default.  The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to any Default or Event of Default in the payment of principal, interest and fees required to be paid to the Administrative Agent for the account of the Lenders, unless the Administrative Agent has received written notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default”.  The Collateral Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless the Collateral Agent has received notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default”.  In the event that an Agent receives such a notice, such Agent shall give notice thereof to the other Agent and the Lenders.  Each Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by Required Lenders (or, if so specified by this Agreement, all Lenders or any other instructing group of Lenders specified by this Agreement); provided, that unless and until each Agent shall have received such directions, the Agents may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as such Agent shall deem advisable in the best interests of the Secured Parties.

SECTION 10.06           Non Reliance on Agents and Other Lenders.  Each Lender expressly acknowledges that neither the Agents nor any of their respective officers, directors, employees, agents, attorneys in fact or Affiliates have made any representations or warranties to such Lender and that no act by any Agent hereafter taken, including any review of the affairs of a Loan Party or any Affiliate of a Loan Party, shall be deemed to constitute any representation or warranty by any Agent to any Secured Party.  Each Lender represents to the Agents that such Lender has, independently and without reliance upon any Agent or any other Lender or any other Secured Party, and based on such documents and information as it has deemed appropriate, made its own appraisal of, and investigation into, the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their Affiliates and made its own decision to enter into this Agreement and make its Term Loans hereunder.  Each Lender also represents that it will, independently and without reliance upon any Agent or any other Lender or any other Secured Party, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their Affiliates.  Except for notices, reports and other documents expressly required to be furnished to the Lenders by any Agent

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

hereunder, the Agents shall not have any duty or responsibility to provide any Lender or any other Secured Party with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of any Loan Party or any Affiliate of a Loan Party that may come into the possession of such Agent or any of its officers, directors, employees, agents, attorneys in fact or Affiliates.

SECTION 10.07          Indemnification by Lenders.  The Lenders agree to indemnify each Agent in its capacity as such (to the extent not reimbursed by the Loan Parties and without limiting the obligation of the Loan Parties to do so), ratably according to their respective Total Credit Exposure in effect on the date on which indemnification is sought under this Section 10.07 (or, if indemnification is sought after the date upon which the Commitments shall have terminated and the Term Loans shall have been paid in full, ratably in accordance with such Total Credit Exposure immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time (whether before or after the payment of the Term Loans) be imposed on, incurred by, or asserted against, such Agent in any way relating to or arising out of, the Commitments, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by such Agent under or in connection with any of the foregoing; provided, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements that are found by a final, non-appealable order of a court of competent jurisdiction to have resulted from such Agent’s gross negligence or willful misconduct.  The agreements in this Section 10.07 shall survive the payment of the Term Loans and all other amounts payable hereunder.

SECTION 10.08          Agents in Their Individual Capacities.  Each Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with any Loan Party as though such Agent were not an Agent.  With respect to its Term Loans made or renewed by it, each Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not an Agent, and the terms “Lender”, “Lenders”, “Secured Party” and “Secured Parties” shall include each Agent in its individual capacity.

SECTION 10.09           Successor Agents.

(a)           Either Agent may resign as Agent upon thirty (30) days’ written notice to the Lenders, such other Agent and the Borrower.  If either Agent shall resign as such Agent in its applicable capacity under this Agreement and the other Loan Documents, then Required Lenders shall appoint from among the Lenders a successor agent, which successor agent shall (unless an Event of Default shall have occurred and be continuing) be subject to approval by the Borrower (which approval shall not be unreasonably withheld, delayed, conditioned or burdened), whereupon such successor agent shall succeed to the rights, powers and duties of such Agent in its applicable capacity, and the term “Administrative Agent” or “Collateral Agent”, as applicable, shall thereafter mean such successor agent effective upon such appointment and approval, and the former Agent’s rights, powers and duties as Agent in its applicable capacity shall be terminated, without any other or further act or deed on the part of such former Agent or

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

any of the other parties to this Agreement or any holders of the Term Loans.  If no successor agent has accepted appointment as such Agent in its applicable capacity by the date that is thirty (30) days following the date of such retiring Agent’s notice of resignation, such retiring Agent’s resignation shall nevertheless become effective on the applicable date and the Lenders shall assume and perform all of the duties of such Agent hereunder until such time, if any, as Required Lenders appoint a successor agent as provided for above.  After any retiring Agent’s resignation as the Administrative Agent or the Collateral Agent, as applicable, the provisions of this Article X shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Agent under this Agreement and the other Loan Documents.

(b)           Notwithstanding, but without limiting, the foregoing, if and to the extent Prospect is a holder of the Term Loans, unless and until the Agents resign or are replaced in accordance with the provisions hereof, upon notice of the occurrence of any event of default under any of the documents or agreements pursuant to which any Term Loans were pledged by Prospect to a Collateral Assignee, each Agent agrees to act on behalf of and serve as agent for and to take direction from such Collateral Assignee and shall no longer serve as agent for or on behalf of Prospect.  In furtherance of the provisions hereof, subject to the provisions of Section 11.01, each Agent agrees to execute and deliver such documents or to take such other actions as are reasonably requested by any such Collateral Assignee, in order to enforce, perfect, protect, realize upon or otherwise preserve any of its interests hereunder or in any of the Term Loans, including, without limitation, upon the removal of Prospect as an Agent, the filing of such amendments to UCC financing statements in order to reflect such Collateral Assignee as the new secured party of record.  Any such Collateral Assignee shall be entitled to specific performance with respect to, and is made an express third party beneficiary of, the provisions of this Section.

SECTION 10.10          Agents Generally.  Except as expressly set forth in this Agreement or any other Loan Document, no Agent shall have any duties or responsibilities hereunder in its capacity as such.

SECTION 10.11           Restrictions on Actions by Secured Parties; Sharing of Payments.

(a)           Each of the Lenders agrees that it shall not, without the express written consent of the Collateral Agent, and that it shall, to the extent it is lawfully entitled to do so, upon the written request of Collateral Agent, set off against the Obligations, any amounts owing by such Lender to any Loan Party or any of their respective Subsidiaries or any deposit accounts of any Loan Party or any of their respective Subsidiaries now or hereafter maintained with such Lender.  Each of the Lenders further agrees that it shall not, unless specifically requested to do so in writing by Collateral Agent, take or cause to be taken any action, including the commencement of any legal or equitable proceedings to enforce any Loan Document against any Loan Party or to foreclose any Lien on, or otherwise enforce any security interest in, any of the Collateral.

(b)           Subject to Section 11.09(b), if at any time or times any Lender receives (i) by payment, foreclosure, setoff, or otherwise, any proceeds of Collateral or any payments with respect to the Obligations, except for any such proceeds or payments received by such Lender from the Agents pursuant to the terms of this Agreement, or (ii) payments from the Agents in excess of such Lender’s pro rata share of all such distributions by the Agents, then in each such

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

case such Lender promptly shall (A) turn the same over to the Collateral Agent, in kind, and with such endorsements as may be required to negotiate the same to the Collateral Agent, or in immediately available funds, as applicable, for the account of all of the Lenders and for application to the Obligations in accordance with the applicable provisions of this Agreement, or (B) purchase, without recourse or warranty, an undivided interest and participation in the Obligations owed to the other Lenders so that such excess payment received shall be applied ratably as among the Lenders in accordance with their pro rata shares; provided, that to the extent that such excess payment received by the purchasing party is thereafter recovered from it, those purchases of participations shall be rescinded in whole or in part, as applicable, and the applicable portion of the purchase price paid therefor shall be returned to such purchasing party, but without interest except to the extent that such purchasing party is required to pay interest in connection with the recovery of the excess payment.

SECTION 10.12          Agency for Perfection.  Collateral Agent hereby appoints each other Secured Party as its agent and as sub-agent for the other Secured Parties (and each Secured Party hereby accepts such appointment) for the purpose of perfecting all Liens with respect to the Collateral, including with respect to assets which, in accordance with Article VIII or Article IX, as applicable, of the UCC can be perfected by possession or control.  Should any Secured Party obtain possession or control of any such Collateral, such Secured Party shall notify Collateral Agent thereof and, promptly upon Collateral Agent’s request therefor, shall deliver possession or control of such Collateral to Collateral Agent and take such other actions as agent or sub-agent in accordance with the Collateral Agent’s instructions to the extent, and only to the extent, so authorized or directed by the Collateral Agent.

ARTICLE XI

MISCELLANEOUS

SECTION 11.01           Amendments and Waivers.

(a)           Neither this Agreement nor any other Loan Document, nor any terms hereof or thereof, may be amended, supplemented or modified except in accordance with the provisions of this Section 11.01.

(b)           The Required Lenders may, or with the consent of Required Lenders, the Administrative Agent may, from time to time, (a) enter into with the relevant Loan Party or Loan Parties written amendments, supplements or other modifications hereto and to the other Loan Documents and (b) waive, on such terms and conditions as Required Lenders or the Administrative Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Loan Documents or any Default or Event of Default and its consequences; provided, however, that no such amendment, supplement, other modification or waiver shall:

(i)            (A) reduce or forgive any portion of any Term Loan, or extend the final expiration date of any Lender’s Commitment, or extend the final scheduled maturity date of any Term Loan, or reduce the stated interest rate on any Term Loan; provided that only the consent of Required Lenders shall be necessary to waive any obligation of the Borrower to pay

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

interest at the “default rate”, or (B) reduce or forgive any portion, or extend the date for the payment, of any interest or fee payable hereunder (other than as a result of waiving the applicability of any post-default increase in interest rates and other than as a result of a waiver or amendment of any mandatory prepayment of Term Loans (which shall not constitute an extension, forgiveness or postponement of any date for payment of principal, interest or fees)), or (C) amend or modify any provisions of Section 11.09(a) or any other provision that provides for the pro rata nature of disbursements by or payments to Lenders, in each case without the written consent of each Lender directly and adversely affected thereby;

(ii)           amend, modify or waive any provision of this Section 11.01, or reduce the percentages specified in the definitions of the term “Required Lenders”, or consent to the assignment or transfer by any Loan Party of its rights and obligations under any Loan Document to which it is a party (except as permitted pursuant to Section 8.05), in each case without the written consent of each Lender directly and adversely affected thereby;

(iii)           increase the aggregate amount of any Commitment of any Lender without the consent of such Lender;

(iv)           amend, modify or waive any provision of Article X without the written consent of then-current Collateral Agent and Administrative Agent; or

(v)           (A) release all or substantially all of the Guarantors under the Security Agreement (except as expressly permitted by the Security Agreement or by Section 11.18), or (B) release all or substantially all of the Collateral under the Security Agreement and the Mortgages (except as expressly permitted thereby or by Section 11.18), or (C) release the Limited Recourse Pledgor of its obligations arising under the Limited Recourse Pledge Agreement (except as expressly permitted by the Limited Recourse Pledge Agreement or by Section 11.18), or (D) release the Limited Recourse Guarantor of its obligations arising under the Limited Recourse Guaranty (except as expressly permitted by the Limited Recourse Guaranty Agreement or by Section 11.18), in each case, without the prior written consent of each Lender.

(c)           Notwithstanding anything herein to the contrary, (i) neither this Agreement nor any other Loan Document may be modified or amended except by a formal written instrument (and not by an email or series of emails) signed in blue ink by John F. Barry III as Chief Executive Officer of Prospect or M. Grier Eliasek as Chief Operating Officer of Prospect, or the successor of either of them, in each case on behalf of Prospect and upon satisfaction of the conditions set forth in this Section 11.01, and (ii) no term or provision of this Agreement or any other Loan Document may be waived except by a formal written instrument signed (and not by an email or series of emails) by the party against whom such waiver is sought; provided, that in the case of Prospect, such waiver must be signed in blue ink by John F. Barry III as Chief Executive Officer of Prospect or M. Grier Eliasek as Chief Operating Officer of Prospect, or the successor of either of them.

SECTION 11.02           Notices and Other Communications; Facsimile Copies.

(a)           General.  Subject to Section 11.02(c) below, all notices and other communications provided for herein shall be in writing and shall be delivered either by hand, by

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

overnight courier service, by certified or registered mail, by telefacsimile or by email (in portable document format (“pdf”) or tagged image file format (“TIFF”)) as follows:

(i)             if to any Loan Party, to it at:

c/o Cinedigm Digital Cinema Corp.
902 Broadway
9th Floor
New York, NY 10010
Attention:  General Counsel
Facsimile No.:  212-206-9001
Email: gloffredo@cinedigm.com
amizel@cinedigm.com
jbrownson@cinedigm.com

with a copy to:

Kelley Drye & Warren LLP
101 Park Avenue
New York, NY 10178
Attention:  Jonathan K. Cooperman, Esq. and Merrill B. Stone, Esq.
Facsimile No.:  (212) 808-7897

(ii)           if to the Administrative Agent, the Collateral Agent or to Prospect in its capacity as a Lender hereunder, to it at:

Prospect Capital Corporation
10 East 40th Street, 44th Floor
New York, New York 10016
Attention:  General Counsel and Theodore V. Fowler
Facsimile No.:  212-448-9652
Email: fax@prospectstreet.com
pl@prospectstreet.com
tfowler@prospectstreet.com
grier@prospectstreet.com
jbarry@prospectstreet.com

with a copy to:

Morgan, Lewis & Bockius LLP
101 Park Avenue
New York, New York 10178
Attention:  Patricia F. Brennan, and Matthew E. Schernecke
Facsimile No.: (212) 309-6001

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Email:  pbrennan@morganlewis.com
mschernecke@morganlewis.com

(iii)           if to any other Lender, to it at its address, facsimile number or email address set forth either on the signature pages hereto or in the Assignment and Acceptance by which such Lender becomes a party hereto, as applicable.

(b)           Changes to Notice Information.  Any party hereto may change its address, facsimile number or email address for notices and other communications hereunder by notice delivered to all of the other parties hereto in accordance with Section 11.02(a) above.

(c)           Requirements for Notices.  All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given (i) in the case of notices and other communications delivered by hand or overnight courier service, upon actual receipt thereof, (ii) in the case of notices and other communications delivered by certified or registered mail, upon the earlier of actual delivery and the third Business Day after the date deposited in the U.S. mail with postage prepaid and properly addressed, provided, that no notice or communication to either Agent or to Prospect in its capacity as a Lender pursuant to this clause (ii) shall be effective until actually received by such Agent or Prospect, as applicable, (iii) in the case of notices and other communications delivered by telefacsimile, upon receipt by the sender of an acknowledgment or transmission report generated by the machine from which the telefacsimile was sent indicating that the telefacsimile was sent in its entirety to the recipient’s telefacsimile number and (iv) in the case of notices and other communications delivered by email, upon receipt by the sender of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, a  return email or other written acknowledgement), provided, that no notice or communication to either Agent or to Prospect in its capacity as a Lender pursuant to this clause (iv) shall be effective until receipt by the sender of written confirmation of receipt affirmatively initiated by such Agent or Prospect, as applicable; provided, however, that in each case, if a notice or other communication would be deemed to have been given in accordance with the foregoing at any time other than during the recipient’s normal business hours on a Business Day for such recipient, such notice or other communication shall be deemed given on the next succeeding Business Day for such recipient; and provided further, that no notice to Prospect shall be effective until delivered by at least two, not one, of the methods described in clauses (i) through (iv) above.

(d)           Effectiveness of Facsimile Documents and Signatures.  Loan Documents may be transmitted and signed and delivered by facsimile or other electronic means of communication.  The effectiveness of any such documents and signatures shall have the same force and effect as manually signed originals and shall be binding on all Loan Parties, the Agents and the Lenders.  Each Loan Party and each Secured Party acknowledges and agrees that the use of electronic transmission in general, and email in particular, is not necessarily secure and that there are risks associated with the use thereof, including risks of interception, disclosure and abuse, and each indicates it assumes and accepts such risks by hereby authorizing the use of electronic transmission.

(e)           Reliance by Agents and Lenders.  The Agents and the Lenders shall be entitled to rely and act upon any notices purportedly given by or on behalf of any Loan Party

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof.

SECTION 11.03          No Waiver; Cumulative Remedies.  No failure to exercise and no delay in exercising, on the part of any Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.  The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

SECTION 11.04          Survival of Representations and Warranties.  All representations and warranties made hereunder and in the other Loan Documents shall survive the execution and delivery of this Agreement and the making of the Term Loans hereunder.

SECTION 11.05          Payment of Expenses and Taxes; Indemnification.  The Borrower and each other Loan Party agrees:  (a) to pay or reimburse the Agents for all their reasonable and documented out-of-pocket costs and expenses incurred in connection with the development, negotiation, preparation and execution of (whether or not consummated), and any amendment, supplement, or modification to, and any waiver of any provision of, and any consent under, this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including the reasonable fees, disbursements and other charges of external counsel to the Agents, whether or not the Closing Date occurs; (b) to pay or reimburse the Agents and each Lender for all their reasonable and documented costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Loan Documents and any such other documents, including the reasonable fees, disbursements and other charges of internal and external counsel to the agents and internal and external counsel to each Lender; (c) to pay, indemnify, and hold harmless the Agents and each Lender from any and all Other Taxes, if any, that may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Loan Documents and any such other documents; (d) to pay or reimburse the Agents and the Lenders for all reasonable fees, costs and expenses incurred in exercising their rights under Section 7.02 and Section 7.14 and to pay and reimburse Prospect for all reasonable fees and expenses incurred in exercising its rights under Section 7.14; and (e) to pay, indemnify and hold harmless the Agents, each Lender, each other Secured Party, and the respective Related Parties of each of them, from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, and reasonable and documented costs, expenses and disbursements of any kind or nature whatsoever, including reasonable and documented fees, disbursements and other charges of internal and external counsel, with respect to the negotiation, execution, delivery, enforcement, performance and administration of this Agreement, the other Loan Documents and any such other documents, including any of the foregoing relating to the violation of, noncompliance with or liability under, any Environmental Law or any actual or alleged presence of Hazardous Materials applicable to the operations of each Loan Party, any of its Subsidiaries or any of their Real Property (all the

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

foregoing in this clause (e), collectively, the “Indemnified Liabilities”); provided, however, that the Loan Parties shall have no obligation hereunder to the Agents, any Lender, any other Secured Party, or any Related Parties of any of them, for Indemnified Liabilities arising from the gross negligence or willful misconduct of the party to be indemnified, as determined by a final, non-appealable order of a court of competent jurisdiction.  The agreements in this Section 11.05 shall survive repayment of the Term Loans and all other amounts payable hereunder and the termination of this Agreement.  To the fullest extent permitted by Applicable Law, no Loan Party shall assert, and each Loan Party hereby waives, any claim against any Agent, any Lender, any other Secured Party, and the Related Parties of each of them, on any theory of liability, for any general, consequential damages, or indirect damages, in each case of any kind, and in each case whether special, punitive, exemplary, incidental, “lost profits”, or similar damages (including, but not limited to, damages resulting from loss of profits, revenue or business opportunity or anticipated savings) or multiples of damages, other than direct, foreseeable, actual damages, arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Term Loan or the use of the proceeds thereof.  No Lender, no Agent, no other Secured Party, and no Related Party of any of them shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby, in the absence of the willful misconduct or gross negligence of such Person as determined by a final, non-appealable order of a court of competent jurisdiction.

SECTION 11.06           Successors and Assigns; Participations and Assignments.

(a)           This Agreement shall inure to the benefit of the respective successors and permitted assigns of the parties hereto and of the Related Parties hereunder and their successors and permitted assigns and of the indemnifed parties hereunder and their successors and permitted assigns and the obligations and liabilities assumed in this Agreement by the parties hereto shall be binding upon their respective successors and permitted assignees, except that (i) except as set forth in Section 8.05, no Loan Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender, and any attempted assignment or transfer by any Loan Party without such consent shall be null and void, and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder or any interest therein except in accordance with this Section 11.06.  Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants (to the extent provided in paragraph (c) of this Section 11.06) and, to the extent expressly contemplated hereby, the Related Parties of each of the Agents, the Lenders and the other Secured Parties) any legal or equitable right, remedy or claim under or by reason of this Agreement.  Notwithstanding anything to the contrary herein, (a) any Lender shall be permitted to pledge or grant a security interest in all or any portion of such Lender’s rights hereunder including, but not limited to, any Term Loans (without the consent of, or notice to or any other action by, any other party hereto) to secure the obligations of such Lender or any of its Affiliates to any Person providing any loan, letter of credit or other extension of credit to or for the account of such Lender or any of its Affiliates and (b) the Agents shall be permitted to pledge or grant a security interest in all or any portion of their respective rights hereunder or under the other Loan Documents, including, but not limited to, rights to

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

payment (without the consent of, or notice to or any other action by, any other party hereto), to secure the obligations of such Agent or any of its Affiliates to any Person providing any loan, letter of credit or other extension of credit to or for the account of such Agent or any of its Affiliates.

(b)          (i)           Subject to the conditions set forth in Section 11.06(b)(ii) below, any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments and the Term Loans at the time owing to it) with the prior written consent of the Administrative Agent, and, so long as no Event of Default has occurred and is continuing, the Borrower, which consent shall not be unreasonably withheld, conditioned, delayed or burdened; provided, that no consent of the Administrative Agent or the Borrower shall be required for an assignment to a Lender, to an Affiliate of a Lender, or to an Approved Fund; and provided further that the withholding, conditioning, delaying or burdening of consent by the Administrative Agent to an assignment to the Parent or to any Affiliate of the Borrower, Access Phase 2 or the Parent shall be deemed to be not unreasonable.

(ii)           Assignments by Lenders shall be subject to the following additional conditions:

(A)          except in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, or an assignment of the entire remaining amount of the assigning Lender’s Commitments or Term Loans, the amount of the (i) Term Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $1,000,000, unless the Administrative Agent shall otherwise consent, which consent, in each case, shall not be unreasonably withheld, delayed, conditioned or burdened; provided, however, that contemporaneous assignments to a single assignee made by affiliated Lenders or related Approved Funds, and contemporaneous assignments by a single assignor to affiliated Lenders or related Approved Funds, shall in each case be aggregated for purposes of meeting the minimum assignment amount requirements stated above;

(B)           each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement as to the Term Loans or Commitments so assigned; provided, that this paragraph shall not be construed to prohibit the assignment of a proportionate part of all the assigning Lender’s rights and obligations in respect its Commitments or Term Loans;

(C)           the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500; provided, that only one such fee shall be payable in connection with simultaneous assignments to two or more Approved Funds;

(D)           the assignee, if it is not already a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire; and

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

(E)           no assignments may be made to a Loan Party, the Parent or any of their Affiliates and any such assignment shall be null and void.

(iii)          Subject to acceptance and recording thereof pursuant to Section 11.06(b)(v), from and after the effective date specified in each Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.06, 2.07, 4.04 and 11.05 to the extent of any amounts owed to such Lender under any of such provisions).  Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 11.06 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 11.06(c).

(iv)          The Administrative Agent, acting solely for this purposes as a non-fiduciary agent of the Borrower, shall maintain at one of its offices in the United States a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Term Loan Commitments of, and principal amount of the Term Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”).  The Register shall contain the name and address of the Administrative Agent and the lending office through which each such Person acts under this Agreement.  The entries in the Register shall be conclusive absent manifest error, and the Loan Parties, the Agents and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary.  The Register, as in effect at the close of business on the preceding Business Day, shall be available for inspection by the Borrower and any Lender at any reasonable time and from time to time on any Business Day upon reasonable prior notice; provided, that no Lender shall, in such capacity, have access to or be otherwise permitted to review any information in the Register other than information with respect to such Lender unless otherwise agreed by the Administrative Agent.

(v)           Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the assignee’s completed Administrative Questionnaire (unless the assignee is already a Lender hereunder) and any written consent to such assignment required by Section 11.06(b)(i), the Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register.  No assignment shall be effective for purposes of this Agreement unless and until it has been recorded in the Register as provided in this paragraph.

(c)           (i)            Any Lender may, without the consent of the Borrower or the Agents, sell participations to one or more banks or other entities (each, a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitments and the Term Loans owing to it); provided, that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely

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OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

responsible to the other parties hereto for the performance of such obligations, and (C) the Borrower, the Agents and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement.  Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement or any other Loan Document; provided, that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in Section 11.01 to the extent the Participant is directly and adversely affected thereby.  Subject to Section 11.06(c)(ii), the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.06, 2.07 and 4.04 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 11.06(b).  To the extent permitted by Applicable Law, each Participant also shall be entitled to the benefits of Section 11.09(b) as if it were a Lender; provided, that such Participant agrees to be subject to Section 11.09(a) as if it were a Lender.

(ii)           The Borrower agrees that each Participant shall be entitled to the benefits of Section 4.04 so long as the documentation required by Section 4.04(e) is delivered by the participating Lender.  Notwithstanding the preceding sentence, a Participant shall not be entitled to receive any greater payment under Sections 2.06, 2.07 or 4.04 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent.

(iii)          Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain at one of its offices in the United States a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Term Loans or other obligations under the Loan Documents (the “Participant Register”).  The entries in the Participant Register shall be conclusive absent manifest error, and the Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.  No Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations.  For the avoidance of doubt, the Administrative Agent (in its capacity as such) shall have no responsibility for maintaining the Participant Register, and any notices or other documents required to be delivered by the Loan Parties shall be deemed to be delivered to the Participant upon actual delivery to the Lender that sold the participation to such Participant.

(d)           Nothing herein is intended to prevent, impair, limit or otherwise restrict the ability of a Lender to collaterally assign or pledge all or any portion of its interests in the Term Loans and the other rights and benefits under the Loan Documents to an unaffiliated third party lender of such Lender (each such Person, a “Collateral Assignee”); provided that unless and until the Borrower receive notification from a Collateral Assignee of such assignment directing payments to be made to such Collateral Assignee, any payment made by the Borrower

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OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

for the benefit of such Lender in accordance with the terms of the Loan Documents shall satisfy the Borrower’s obligations thereunder to the extent of such payment.  Any such Collateral Assignee, upon foreclosure of its security interests in the Term Loans pursuant to the terms of such assignment and in accordance with Applicable Law, shall succeed to all the interests of or shall be deemed to be a Lender, with all the rights and benefits afforded thereby, and such transfer shall not be deemed to be a transfer for purposes of and otherwise subject to the provisions of this Section 11.06.  Notwithstanding the foregoing, each Lender shall remain responsible for all obligations and liabilities arising hereunder or under any other Loan Document, and, except as otherwise expressly set forth in any applicable pledge or assignment, nothing herein is intended or shall be construed to impose any obligations upon or constitute an assumption by a Collateral Assignee thereof.

SECTION 11.07         Replacements of Lenders Under Certain Circumstances.  The Administrative Agent, upon the Borrower’s request and at the Borrower’s sole cost and expense, shall replace any Lender (other than Prospect or any of its Affiliates, or an Approved Fund of any of the foregoing) or any Participant (other than Prospect or any of its Affiliates, or an Approved Fund of any of the foregoing) if (i) such Lender or Participant requests reimbursement for amounts owing pursuant to Section 2.06, Section 2.07, or Section 4.04, and if such Lender or Participant has declined or is unable to designate a different lending office in accordance with Section 2.08, (ii) any Loan Party is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 4.04, (iii) such Lender or Participant is affected in the manner described in Section 2.06(a)(iii) and as a result thereof any of the actions described in such Section 2.06(a)(iii) is required to be taken or (iv) such Lender or Participant does not consent to any amendment, waiver or consent to any Loan Document for which the consent of the Required Lenders is obtained but that requires the consent of other Lenders; provided, that (A) such replacement does not conflict with any Applicable Law, (B) no Default or Event of Default shall have occurred and be continuing at the time of such replacement, (C) the Borrower shall repay (or the replacement bank or institution shall purchase), at par all Term Loans and other amounts (including any premiums and fees but excluding any disputed amounts) owing to such replaced Lender pursuant to this Loan Agreement, (D) the replacement bank or institution (if not already a Lender), and the terms and conditions of such replacement, shall be reasonably satisfactory to the Administrative Agent and the withholding of consent by the Administrative Agent to any Affiliate of the Borrower, Access Phase 2 or the Parent becoming a replacement Lender shall be deemed to be not unreasonable, (E) the replaced Lender shall be obligated to make such replacement in accordance with the provisions of Section 11.06 (except that such replaced Lender shall not be obligated to pay any processing and recordation fee required pursuant thereto), (F) any such replacement shall not be deemed to be a waiver of any rights that the Borrower, any Agent or any other Lender shall have against the replaced Lender, and (G) in the case of any such assignment resulting from a claim for compensation under Section 2.06 or payments required to be made pursuant to Section 4.04, such assignment will result in a reduction in such compensation or payments thereafter.  A Lender shall not be required to make any such assignment or delegation if prior thereto as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

SECTION 11.08          Securitization.  The Loan Parties acknowledge that the Lenders and their Affiliates may securitize the Term Loans (a “Securitization”) through a pledge of the

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Term Loans as collateral security for loans to the Lenders or their Affiliates or through the sale of the Term Loans or the issuance of direct or indirect interests in the Term Loans to their controlled Affiliates, which loans to the Lenders or their Affiliates or direct or indirect interests will be rated by Moody’s, S&P or one or more other rating agencies (the “Rating Agencies”).  The Loan Parties shall cooperate with the Lenders and their Affiliates to effect any and all Securitizations.  No Securitization shall release any Lender from any of its obligations hereunder or substitute any pledgee, secured party or any other party to such Securitization for such Lender as a party hereto, and no change in ownership of the Term Loans may be effected except pursuant to Section 11.06.

SECTION 11.09           Adjustments; Set-off.

(a)           If any Lender shall at any time receive any payment of all or part of its Term Loans, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 9.01(g), or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender’s Term Loans or interest thereon, such recipient Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender’s Term Loans, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such recipient Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the other Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such recipient Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.  The foregoing provisions of this Section 11.09 shall not apply to payments made and applied in accordance with the terms of this Agreement and the other Loan Documents.

(b)           After the occurrence and during the continuance of an Event of Default, to the extent consented to by the Administrative Agent, in addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to the Borrower or any other Loan Party, any such notice being expressly waived by the Loan Parties to the extent permitted by Applicable Law, upon any amount becoming due and payable by the Borrower hereunder (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of the Borrower, as the case may be.  Each Lender agrees promptly to notify the Borrower and the Agents after any such set-off and application made by such Lender; provided, that the failure to give such notice shall not affect the validity of such set-off and application.

SECTION 11.10          Counterparts.  Any number of counterparts of this Agreement and the other Loan Documents, including facsimiles, may be executed by the parties hereto.  Each such counterpart shall be, and shall be deemed to be, an original instrument, but all such counterparts taken together shall constitute one and the same agreement.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

SECTION 11.11          Severability.  All provisions of this Agreement are severable, and the unenforceability or invalidity of any of the provisions of this Agreement shall not affect the validity or enforceability of the remaining provisions of this Agreement.  Should any part of this Agreement be held invalid or unenforceable in any jurisdiction, the invalid or unenforceable portion or portions shall be removed (and no more) only in that jurisdiction, and the remainder shall be enforced as fully as possible (removing the minimum amount possible) in that jurisdiction.  In lieu of such invalid or unenforceable provision, the parties hereto will negotiate in good faith to add as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such invalid or unenforceable provision as may be possible.

SECTION 11.12          Integration.  This Agreement and the other Loan Documents contain the entire agreement of the parties with respect to the subject matter hereof and thereof and supersede all prior negotiations, agreements and understandings with respect thereto, both written and oral.  This Agreement may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.  There are no unwritten or oral agreements between the parties.  When this Agreement or any other Loan Document refers to a party’s “sole discretion”, such phrase means that party’s sole and absolute discretion as to process and result, which shall be final for all purposes hereunder, to be exercised (to the fullest extent the law permits) for any reason, subject to no standard of reasonableness or review and part of no claim before any court, arbitrator or other tribunal or forum or otherwise.

SECTION 11.13          GOVERNING LAW.  THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN ALL MATTERS ARISING OUT OF, IN CONNECTION WITH OR RELATING TO THIS AGREEMENT, INCLUDING ITS VALIDITY, INTERPRETATION, CONSTRUCTION, PERFORMANCE AND ENFORCEMENT (INCLUDING ANY CLAIMS SOUNDING IN CONTRACT OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST).

SECTION 11.14           Waiver of Certain Rights.  Each Loan Party irrevocably and unconditionally waives, to the maximum extent not prohibited by Applicable Law, all rights of rescission, setoff, counterclaims, and other defenses in connection with the repayment of the Obligations.

SECTION 11.15           Acknowledgments.  Each Loan Party hereby acknowledges that:

(a)           it has been advised by counsel of its choice in the negotiation, execution and delivery of this Agreement and the other Loan Documents;

(b)           neither the Agents nor any Lender has any fiduciary relationship with or duty to the Loan Parties arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between any Agent and Lenders, on one hand, and the Loan Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor;

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

(c)           no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Loan Parties and the Lenders; and

(d)           this Agreement does not give rise now or in the future to an agency or partnership relationship between the Loan Parties on the one hand and the Agents, the Lenders and their respective Affiliates on the other hand.

SECTION 11.16          Confidentiality.  Each Agent and each Lender shall use commercially reasonable efforts to hold all non-public information relating to any Loan Party or any Subsidiary of any Loan Party obtained pursuant to the requirements of this Agreement (“Confidential Information”) confidential in accordance with its customary procedure for handling confidential information of this nature and, in the case of a Lender that is a bank, in accordance with safe and sound banking practices; provided, however, that any Agent or Lender may disclose Confidential Information:

(a)           as such Person reasonably believes is required by Law (including, without limitation, SEC rules and regulations);

(b)           pursuant to legal process or as is otherwise required or requested by any court, securities exchange, or any other judicial, governmental, supervisory or regulatory board or agency, or representative thereof (including, without limitation, the SEC);

(c)           in connection with the enforcement of any rights or exercise of any remedies by any Agent or Lender under this Agreement or any other Loan Document, or any action or proceeding relating to this Agreement or any other Loan Document;

(d)           to such Agent’s or Lender’s attorneys, Accountants or other professional advisors, independent auditors, and Affiliates;

(e)           in connection with:

(i)             the establishment of any special purpose funding vehicle with respect to the Term Loans;

(ii)           any Securitization permitted under Section 11.08;

(iii)           any prospective assignment of, or participation in, its rights and obligations pursuant to Section 11.06, to prospective assignees or Participants, as applicable, provided that such prospective assignees or Participants agree to treat such information as confidential in accordance with the terms of this Agreement;

(iv)           any actual or proposed credit facility for loans, letters of credit or other extensions of credit to or for the account of such Agent or Lender or any of its Affiliates, to any Person providing or proposing to provide such loan, letter of credit or other extension of credit or any agent, trustee or representative of such Person;

(f)            to any Rating Agency; and

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OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

(g)            to any other Person with the prior written consent of the Borrower.

Notwithstanding the foregoing, (A) each of the Agents, the Lenders and any Affiliate thereof is hereby expressly permitted by the Loan Parties to refer to any Loan Party and any of their respective Subsidiaries in connection with any promotion or marketing undertaken by such Agent, Lender or Affiliate and, for such purpose, such Agent, Lender or Affiliate may utilize any trade name, trademark, logo or other distinctive symbol associated with such Loan Party or such Subsidiary or any of their businesses, in each case, upon prior written notice to the Loan Parties, and (B) no Agent or Lender shall have any obligation to keep information confidential if such information:  (i) is or becomes public or known to participants in the Borrower’s industry from a source other than an Agent, a Lender or an Agent’s or a Lender’s legal or financial advisors; (ii) is, was or becomes known on a non-confidential basis to or discovered by an Agent, Lenders or any of their legal or financial advisors independently from communications by or on behalf of any Loan Party; or (iii) is independently developed by an Agent without use of such confidential information, provided that the source of such information was not actually known by the disclosing Agent, Lender or Affiliate to be bound by a confidentiality agreement with (or subject to any other contractual, legal or fiduciary obligation of confidentiality to) the relevant Loan Party.

EACH LENDER ACKNOWLEDGES THAT CONFIDENTIAL INFORMATION (AS DEFINED IN THIS SECTION 11.16) FURNISHED TO IT PURSUANT TO THIS AGREEMENT MAY INCLUDE MATERIAL NON-PUBLIC INFORMATION CONCERNING THE BORROWER AND ITS RELATED PARTIES OR THEIR RESPECTIVE SECURITIES, AND CONFIRMS THAT IT HAS DEVELOPED COMPLIANCE PROCEDURES REGARDING THE USE OF MATERIAL NON-PUBLIC INFORMATION AND THAT IT WILL HANDLE SUCH MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH THOSE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS.

ALL INFORMATION, INCLUDING AMENDMENTS AND WAIVERS, FURNISHED BY THE LOAN PARTIES OR ANY AGENT PURSUANT TO, OR IN THE COURSE OF ADMINISTERING, THIS AGREEMENT, WILL BE SYNDICATE-LEVEL INFORMATION, WHICH MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION ABOUT THE LOAN PARTIES AND THEIR RELATED PARTIES OR THEIR RESPECTIVE SECURITIES.  ACCORDINGLY, EACH LENDER REPRESENTS TO THE LOAN PARTIES AND THE AGENTS THAT IT HAS IDENTIFIED IN ITS ADMINISTRATIVE QUESTIONNAIRE A CREDIT CONTACT WHO MAY RECEIVE INFORMATION THAT MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH ITS COMPLIANCE PROCEDURES AND APPLICABLE LAW.

SECTION 11.17          Press Releases, etc.  Each Loan Party will not, and will not permit any of its respective Subsidiaries to, directly or indirectly, publish any press release or other similar public disclosure or announcements (including any marketing materials) regarding this Agreement, the other Loan Documents or any of the transactions contemplated by this Agreement, without the prior written consent of the Administrative Agent, which consent shall not be unreasonably withheld, conditioned, delayed or burdened.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

SECTION 11.18           Releases of Guarantees and Liens.

(a)           Notwithstanding anything to the contrary contained herein or in any other Loan Document, the Collateral Agent is hereby irrevocably authorized by each Secured Party (without requirement of notice to or consent of any Secured Party except as expressly required by Section 11.01) to take any action requested by the Borrower having the effect of releasing any Collateral or guarantee obligations (i) to the extent necessary to permit consummation of any transaction not prohibited by any Loan Document or that has been consented to in accordance with Section 11.01 or (ii) under the circumstances described in Section 11.18(b).

(b)           At such time as the Term Loans and the other Obligations (other than Unasserted Contingent Obligations) shall have been paid in full, the Collateral shall be released from the Liens created by the Security Documents, and the Security Documents and all obligations of the Collateral Agent and each Loan Party under the Security Documents shall terminate (other than those expressly stated to survive such termination), all without delivery of any instrument or performance of any act by any Person.

(c)           Upon request by the Collateral Agent at any time, the Required Lenders will confirm in writing the Collateral Agent’s authority to release its interest in particular types or items of property, or to release any guarantee obligations pursuant to this Section 11.18.  In each case as specified in this Section 11.18, the Collateral Agent will (and each Lender irrevocably authorizes the Collateral Agent to), at the Borrower’s expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release of such item of Collateral or guarantee obligation from the assignment and security interest granted under the Security Documents, in each case in accordance with the terms of the Loan Documents and this Section 11.18.

SECTION 11.19          USA Patriot Act.  Each Lender hereby notifies each Loan Party that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”), it is required to obtain, verify and record information that identifies the Loan Parties, which information includes the name and address of each Loan Party and other information that will allow such Lender to identify each Loan Party in accordance with the Patriot Act.  Each Loan Party agrees to provide all such information to the Lenders upon request by any Agent at any time, whether with respect to any Person who is a Loan Party on the Closing Date or who becomes a Loan Party thereafter.

SECTION 11.20          No Fiduciary Duty.  Each Loan Party, on behalf of itself and its Subsidiaries, agrees that in connection with all aspects of the transactions contemplated hereby and any communications in connection therewith, the Loan Parties, their respective Subsidiaries and Affiliates, on the one hand, and the Agents, the Lenders, the other Secured Parties, and all of their respective Affiliates, on the other hand, will have a business relationship that does not create, by implication or otherwise, any fiduciary duty on the part of the Agents, the Lenders or their respective Affiliates, and no such duty will be deemed to have arisen in connection with any such transactions or communications.

SECTION 11.121          Reliance on Certificates.  Notwithstanding anything to the contrary herein, the Secured Parties shall be entitled to rely and act upon any certificate, notice or other

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

document delivered by or on behalf of any Person purporting to be an Authorized Officer of a Loan Party, and shall have no duty to inquire as to the actual incumbency or authority of such Person.

SECTION 11.22          No Waiver.  A Secured Party’s failure to insist at any time upon strict compliance with this Agreement or with any of the terms of this Agreement or any continued course of such conduct on its part will not constitute or be considered a waiver by such Secured Party of any of its rights or privileges.  A waiver or consent, express or implied, of or to any breach or default by any party in the performance by that party of its obligations with respect to this Agreement is not a waiver or consent of or to any other breach or default in the performance by that party of the same or any other obligations of that party.

SECTION 11.23          The Borrower as Loan Parties Representative.  Each Loan Party (other than the Borrower) hereby irrevocably appoint the Borrower as the borrowing agent and attorney-in-fact for all Loan Parties, which appointment shall remain in full force and effect unless and until the Administrative Agent shall have received prior written notice signed by the Loan Parties that such appointment has been revoked and that another Loan Party has been appointed.  Each Loan Party hereby irrevocably/appoints and authorizes the Borrower (a) to provide the Agents with all notices with respect to all Term Loans and other extensions of credit obtained for the benefit of the Borrower and all other notices and instructions under this Agreement and the other Loan Documents, and (b) to take such action as the Loan Parties deems appropriate on its behalf to exercise such powers as are reasonably incidental thereto to carry out the purposes of this Agreement and the other Loan Documents.  Each Loan Party acknowledges that the handling of this Agreement, the other Loan Documents and the Collateral in a combined fashion, as more fully set forth herein and in the other Loan Documents, is done solely as an accommodation to the Loan Parties in order to utilize the collective borrowing powers of the Loan Parties in the most efficient/and economical manner and at their request, and that no Agent or Lender shall incur liability to any Loan Party as a result thereof.  Each Loan Party expects to derive substantial benefit, directly or indirectly, from the handling of the Agreement, the other Loan Documents and the Collateral in a combined fashion because the successful operation of each Loan Party is dependent on the continued successful performance of the integrated group.  To induce the Agents and Lenders to do so, and in consideration thereof, each Loan Party hereby jointly and severally agrees to indemnify each Agent and each Lender, and hold each Agent and each Lender harmless, against any and all liability, expense, loss or claim of damage or injury, made against any Agent or Lender by any Loan Party or by any third party whosoever, arising from or incurred by reason of (a) the handling of this Agreement, the other Loan Documents and Collateral of the Borrower as provided herein, or (b) an Agent or a Lender relying on any instructions of the Borrower, except that the Loan Parties will have no liability to any Agent or Lender pursuant to this Section 11.24 with respect to any liability that has been finally determined by a court of competent jurisdiction to have resulted solely from the gross negligence or willful misconduct of such Agent or such Lender, as applicable.

ARTICLE XII

JURISDICTION AND OTHER MATTERS

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

SECTION 12.01         JURISDICTION; VENUE; SERVICE OF PROCESS; JURY TRIAL WAIVER.  EACH LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY AGREES AS FOLLOWS:

(a)           EACH LOAN PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE  EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE COURT OR FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN THE BOROUGH OF MANHATTAN IN THE STATE OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE TERM LOANS OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT THE AGENTS AND LENDERS MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, THE TERM LOANS OR ANY OTHER LOAN DOCUMENT AGAINST THE LOAN PARTIES OR THEIR PROPERTIES BY WAY OF ARBITRATION OR IN THE COURTS OF ANY JURISDICTION.

(b)           EACH LOAN PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE TERM LOANS OR ANY OTHER LOAN DOCUMENT IN ANY STATE OR FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE STATE OF NEW YORK.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(c)           EACH PARTY TO THIS AGREEMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER AND AT THE ADDRESSES PROVIDED FOR NOTICES IN SECTION 11.02 BY MAIL.  NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

(d)           EACH LOAN PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING (I) TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE TERM LOANS OR ANY OTHER LOAN DOCUMENT, OR (II) ARISING FROM ANY

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

DISPUTE OR CONTROVERSY IN CONNECTION WITH OR RELATED TO THIS AGREEMENT, THE TERM LOANS OR ANY OTHER LOAN DOCUMENT, AND AGREES THAT ANY SUCH ACTION OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.  THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENTS AND THE LENDERS GRANTING ANY FINANCIAL ACCOMMODATIONS TO THE LOAN PARTIES.

(e)           No provision of, nor the exercise of any rights under, Section 12.01(a) or (b) above shall limit the right of any party (i) to foreclose against any real or personal property collateral through judicial foreclosure, by the exercise of a power of sale under a deed of trust, mortgage or other security agreement or instrument, pursuant to applicable provisions of the UCC, or otherwise pursuant to Applicable Law, (ii) to exercise self help remedies including but not limited to set-off and repossession, or (iii) to request and obtain from a court having jurisdiction before, during or after the pendency of any arbitration provisional or ancillary remedies and relief including but not limited to injunctive or mandatory relief or the appointment of a receiver.  The institution and maintenance of an action or judicial proceeding for, or pursuit of, provisional or ancillary remedies or exercise of self help remedies shall not constitute a waiver of any rights of an Agent, even if the Agents would otherwise have such right.

[Signature pages follow.]

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

IN WITNESS WHEREOF, each of the parties hereto has duly executed and delivered this Term Loan Agreement as of the date first above written.

BORROWER:	CINEDIGM DC HOLDINGS, LLC

	By	/s/ Gary S. Loffredo
	Name:	Gary S. Loffredo
	Title:	Senior Vice President and Secretary

GUARANTORS:	ACCESS DIGITAL MEDIA, INC.

	By	/s/ Gary S. Loffredo
	Name:	Gary S. Loffredo
	Title:	President

ACCESS DIGITAL CINEMA PHASE 2, CORP.

	By	/s/ Gary S. Loffredo
	Name:	Gary S. Loffredo
	Title:	President

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

ADMINISTRATIVE AGENT AND COLLATERAL AGENT:	PROSPECT CAPITAL CORPORATION
	By	/s/ M. Grier Eliasek
	Name:	M. Grier Eliasek
	Title:	President and Chief Operating Officer

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

LENDER:	PROSPECT CAPITAL CORPORATION
	By	/s/ M. Grier Eliasek
	Name:	M. Grier Eliasek
	Title:	President and Chief Operating Officer

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

SCHEDULE 1

TERM LOAN COMMITMENTS

Lender	Term Loan Commitment	Pro Rata Portion
Prospect Capital Corporation 10 East 40th Street, 44th Floor New York, New York 10016	$70,000,000	100%
Total	$70,000,000	100%

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Schedule A

Sources and Uses

Sources and Uses Schedule
Sources of Funds
Borrower Term Loan	$70,000,000
Net Proceeds from CDF1 Amendment & Restatement(1)	44,952,494
Total Sources of Funds	$114,952,494

Uses of Funds
Repayment of Existing Sageview Indebtedness(2)	$104,172,425
Purchase of Portion of CDF1 Term Loan	5,000,000
Borrower Debt Service Reserve	1,000,000
Contribution to Borrower for Interest Rate Contracts(3)	678,000
Fees, Costs and Expenses	4,148,262
Net Proceeds/ (Funding) to/ (From) Parent(4)	(46,192)
Total uses of Funds	$114,952,494

(1)	Represents net proceeds from CDF1 amendment & restatement after payment of related fees, costs and expenses.
(2)	Includes repayment of principal amount of Existing Sageview Indebtedness, as well as prepayment premium and accrued and unpaid cash interest related thereto.
(3)	Represents maximum cost to Borrower of Interest Rate Contracts per Section 7.17.
(4)	Net of cost of Interest Rate Contracts which are required to be in place within 30 days from Closing Date.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Schedule 1

Term Loan Commitments

Lender	Term Loan Commitment	Pro Rata Portion
Prospect Capital Corporation 10 East 40th Street, 44th Floor New York, New York 10016	$70,000,000	100%
Total	$70,000,000	100%

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Schedule 2

Initial Projections

Attached.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Schedule 3

KBC Facility Documents

1.	Credit Facility Agreement, $11,424,760, between Access Digital Cinema Phase 2 B/AIX Corp. and KBC Bank NV, Bank, dated as of May 31st 2011.

2.	Credit Facility Agreement, $13,311,800, between Access Digital Cinema Phase 2 B/AIX Corp. and KBC Bank NV, dated as of May 3th 2010.

3.	Credit Facility Agreement, $2,890,000, between Access Digital Cinema Phase 2 B/AIX Corp. and KBC Bank N.V., dated as of February 8th 2010.

4.	Credit Facility Agreement, $22,335,993, between Access Digital Cinema Phase 2 B/AIX Corp. and KBC Bank NV, dated as of May 6th 2010.

5.	Credit Facility Agreement, $6,450,000, between Access Digital Cinema Phase 2 B/AIX Corp. and KBC Bank NV, Bank, dated as of January 20th 2011.

6.	Credit Facility Agreement, $8,900,000, between Access Digital Cinema Phase 2 B/AIX Corp., and KBC Bank NV, Bank, dated as of December 11 2008.

7.	Security Agreement between Access Digital Cinema Phase 2, B/AIX Corp. and KBC Bank NV, Bank, dated as of February 8, 2010.

8.	Security Agreement between Access Digital Cinema Phase 2, B/AIX Corp. and KBC Bank NV, Bank, dated as of January 20, 2011.

9.	Security Agreement between Access Digital Cinema Phase 2, B/AIX Corp. and KBC Bank NV, Bank, dated as of May 31, 2011.

10.	Security Agreement between Access Digital Cinema Phase 2, B/AIX Corp. and KBC Bank NV, Bank, dated as of May 6, 2010.

11.	Security Agreement between Access Digital Cinema Phase 2, B/AIX Corp. and KBC Bank NV, Bank, dated as of November 25, 2008.

12.	Security Agreement between Access Digital Cinema Phase 2 B/AIX Corp., and KBC Bank NV, dated as of April 28, 2010.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Schedule 4

Distributors Party to a Material Digital Cinema Deployment Agreement

Distributors Party to Material Digital Cinema Deployment Agreement: Phase 1

1.	Buena Vista Pictures Distribution

2.	Sony Pictures Releasing Corporation

3.	Twentieth Century Fox Film Corporation

4.	Universal City Studios LLLP

5.	Warner Bros. Entertainment Inc.

6.	Paramount Pictures Corporation

Distributors Party to Material Digital Cinema Deployment Agreement: Phase 2:

1.	Twentieth Century Fox Film Corporation

2.	Paramount Pictures Corporation

3.	Sony Pictures Releasing Corporation and Columbia Pictures Industries, Inc.

4.	Warner Bros. Entertainment Inc.

5.	Universal Film Exchanges LLC, successor-in-interest to Universal Film Exchanges LLLP

6.	Walt Disney Studios Motion Pictures

7.	Lions Gate Films Inc.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Schedule 6.02

Permits, Filings and Consents

None.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Schedule 6.07

Subsidiaries

Entity Name	Jurisdiction of Organization	Authorized Shares/ Membership Interest	Shares / Membership Interest Outstanding (By Class)	Number of shares or membership interests owned by Borrower	% Ownership by Borrower	% Ownership by Parent

Cinedigm DC Holdings, LLC	Delaware	N/A	N/A	N/A	0%	100%

Access Digital Media, Inc.	Delaware	50,000,000	24,586,169	All shares	100%	0%

Christie/AIX, Inc.	Delaware	4,000,000	58,761	N/A	0%	0%

Cinedigm Digital Funding I, LLC	Delaware	N/A	N/A	N/A	0%	0%

Cinedigm Digital Funding 2, LLC	Delaware	N/A	N/A	N/A	0%	0%

CDF2 Holdings, LLC	Delaware	N/A	N/A	N/A	0%	0%

Access Digital Cinema Phase 2, Corp.	Delaware	1,000	100	N/A	0%	100%

Access Digital Cinema Phase 2 B/AIX, Corp.	Delaware	1,000	1,000	N/A	0%	0%

Cinedigm Digital Cinema Australia Pty Ltd	Victoria (Australia)	N/A1	100	N/A	0%	100%

1 The entity can issue as many shares as the directors decide to issue. There is no limit in Australia and no concept of 'authorized share capital'.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Schedule 6.11

ERISA

None.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Schedule 6.13

Real Property

None.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Schedule 6.14

Environmental Matters

None.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Schedule 6.17

Security Documents and Perfection Matters

 Limited Recourse Pledge Collateral

1.
Sixty-six ordinary shares of Cinedigm Digital Cinema Australia Pty Ltd  represented by certificate No. 2, accompanied by share transfer form in blank (perfection by possession and by registration in Personal Property Securities Register in Australia).

2.	All of the membership interests in Cinedigm DC Holdings, LLC represented by certificate No. 1, accompanied by stock powers in blank (perfection by possession).

3.	One hundred shares of common stock of Access Digital Phase 2, Corp., par value $0.01 represented by certificate No. 2, accompanied by stock powers in blank (perfection by possession).

4.
Twenty-four million five hundred eighty-six thousand one hundred sixty-nine shares of common stock, par value $0.001 per share of Access Digital Media, Inc. represented by certificate No. 3, accompanied by stock powers in blank (perfection by possession).

5.
Secured Promissory Note dated as of February 28, 2013, made by Cinedigm Digital Cinema Australia Pty Ltd (“Maker”) to the order of Cinedigm DC Holdings, LLC (“Payee”) for all amounts from time to time payable to Payee pursuant to the Management Services Agreement dated as of February 28, 2013, by and between the Maker and the Payee, accompanied by an Allonge executed in blank.

Security Agreement Collateral

1.
UCC-1 financing statement to be filed with the Secretary of State of the State of Delaware naming Cinedigm DC Holdings, LLC, as debtor and Prospect Capital Corporation as Collateral Agent and as secured party for “all personal property” excluding any Excluded Property (as defined in the Term Loan Agreement dated as of February 28, 2013, by and among Cinedigm DC Holdings, LLC, Access Digital Media, Inc., Access Digital Cinema Phase 2, Corp. and each other Guarantor that is a party thereto, the Lenders party thereto, and Prospect, in its separate capacities as Administrative Agent and Collateral Agent).

2.
UCC-1 financing statement to be filed with the Secretary of State of the State of Delaware naming Access Digital Media, Inc., as debtor and Prospect Capital Corporation as Collateral Agent and as secured party for “all personal property” excluding any Excluded Property (as defined in the Term Loan Agreement dated as of February 28, 2013, by and among Cinedigm DC Holdings, LLC, Access Digital Media, Inc., Access Digital Cinema Phase 2, Corp. and each other

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Guarantor that is a party thereto, the Lenders party thereto, and Prospect, in its separate capacities as Administrative Agent and Collateral Agent).

3.
UCC-1 financing statement to be filed with the Secretary of State of the State of Delaware naming Access Digital Cinema Phase 2, Corp., as debtor and Prospect Capital Corporation as Collateral Agent and as secured party for “all personal property” excluding any Excluded Property (as defined in the Term Loan Agreement dated as of February 28, 2013, by and among Cinedigm DC Holdings, LLC, Access Digital Media, Inc., Access Digital Cinema Phase 2, Corp. and each other Guarantor that is a party thereto, the Lenders party thereto, and Prospect, in its separate capacities as Administrative Agent and Collateral Agent).

4.
UCC-1 financing statement to be filed with the Secretary of State of the State of Delaware naming Cinedigm DC Holdings, LLC, as debtor and Prospect Capital Corporation as Collateral Agent and as secured party for “(1) Any and all shares, shareholder’s or stockholder’s interests, partnership interests, partner’s interests, limited liability company interests, or other equity interests, whether owned directly or indirectly, in part or in whole, by Cinedigm DC Holdings, LLC, whether now owned or subsequently acquired and all proceeds of the foregoing, including, without limitation, the shares set forth below:

Issuer	Class of Shares	Certificate Number	% of Shares Owned/ % of Shares Pledged

Access Digital Media, Inc.	Common	3	100%/100%

(2) The collateral shall not include “Excluded Property,” as such term is defined in and used pursuant to the terms of that certain Guaranty, Pledge and Security Agreement, dated as of February 28, 2013, made by (i) Cinedigm DC Holdings, LLC, a Delaware limited liability company, (ii) Access Digital Media, Inc., a Delaware corporation, (iii) Access Digital Cinema Phase 2, Corp., a Delaware corporation and (iv) each other guarantor from time to time party thereto in favor of Prospect Capital Corporation, a Maryland corporation, as collateral agent for the secured parties.”

5.
UCC-1 financing statement to be filed with the Secretary of State of the State of Delaware naming Cinedigm Digital Cinema Corp. as debtor and Prospect Capital Corporation as Collateral Agent and as secured party for “(1) The shares set forth below owned by Cinedigm Digital Cinema Corp., any other Pledged Stock or Pledged Property (as each such term is defined and used in the Pledge Agreement defined below):

Issuer	Class of Shares	Certificate Number	% of Shares Owned/ % of Shares Pledged

Cinedigm DC Holdings, LLC.	N/A	1	100%/100%

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Issuer	Class of Shares	Certificate Number	% of Shares Owned/ % of Shares Pledged

Access Digital Cinema Phase 2, Corp.	Common	2	100%/100%

Cinedigm Digital Cinema Australia Pty Ltd	Ordinary	2	100%/66%

(2) The collateral shall not include “Excluded Property,” as such term is defined in and used pursuant to the terms of that certain Guaranty, Pledge and Security Agreement (the “Pledge Agreement”), dated as of February 28, 2013, made by (i) Cinedigm DC Holdings, LLC, a Delaware limited liability company, (ii) Access Digital Media, Inc., a Delaware corporation, (iii) Access Digital Cinema Phase 2, Corp., a Delaware corporation and (iv) each other guarantor from time to time party thereto in favor of Prospect Capital Corporation, a Maryland corporation, as collateral agent for the secured parties.”

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Schedule 6.21

Insurance

Loan Party	Property

Access Digital Media, Inc.	2049 Century Park E, Los Angeles, CA 90067

Access Digital Cinema Phase 2, Corp.	902 Broadway, 9th Floor New York, NY 10010 2049 Century Park E, Los Angeles, CA 90067

Cinedigm DC Holdings, LLC	902 Broadway, 9th Floor New York, NY 10010 2049 Century Park E, Los Angeles, CA 90067

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Schedule 6.22

Existing Indebtedness

Phase 1 Group Members:

1.
Credit Agreement dated as of May 6, 2010, by and among Cinedigm Digital Funding I, LLC, the Lenders party thereto, Société Générale, as Paying Agent and Co-Administrative Agent and General Electric Capital Corporation, as Collateral Agent and Co-Administrative Agent.

2.
Guaranty and Security Agreement, dated as of May 6, 2010, by Cinedigm Digital Funding I, LLC, and each other Grantor, in favor of General Electric Capital Corporation, as Collateral agent (together with its successors and permitted assigns) for the Lenders and each other Secured Party.

3.
Amended and Restated Credit Agreement, dated as of February 28, 2013, is entered into among Cinedigm Digital Funding I, LLC, the Lenders, and Société Générale, as Administrative Agent and Collateral Agent.

4.
Amended and Restated Guaranty and Security Agreement dated as of February 28, 2013, by Cinedigm Digital Funding I, LLC, and each other Grantor, in favor of Société Générale, as Collateral agent for the Lenders and each other Secured Party.

Phase 2 Group Members:

1.
Credit Agreement dated as of October 18, 2011, by and among Cinedigm Digital Funding 2, LLC, the Lenders party thereto, and Société Générale, New York Branch, as Administrative Agent and Collateral Agent.

a.
Corrective Amendment to Credit Agreement, dated as of February 29, 2012 by and between Cinedigm Digital Funding 2, LLC, and Société Générale, New York Branch, as Administrative Agent and Collateral Agent.

b.	Amendment No. 1 to Credit Agreement, dated as of March 28, 2012 by and among Cinedigm Digital Funding 2, LLC, the Lenders party thereto, and Société Générale, New York Branch.

c.
Corrective Amendment to Credit Agreement, dated as of May 31, 2012, but effective as of December 31, 2011 by and between Cinedigm Digital Funding 2, LLC, and Société Générale, New York Branch, as Administrative Agent and Collateral Agent.

d.	Amendment No. 2 and Consent to Credit Agreement, dated as of October 19, 2012, Cinedigm Digital Funding 2, LLC and Société Générale, New York Branch, as Administrative Agent with

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

the consent of the Required Lenders.

2.
Guaranty and Security Agreement, dated as of October 18, 2011, by Cinedigm Digital Funding 2, LLC, and each of the other Grantors, in favor of Société Générale, New York Branch, as collateral agent for the Lenders and each other Secured Party.

3.	See the KBC Facility Documents specified on Schedule 3.

4.	Cinedigm Installation Note dated as of October 18, 2011, executed by CDF2 Holdings, LLC in favor of Cinedigm Digital Cinema Corp.

5.	Delayed Draw Term Loan Note dated as of October 18, 2011, executed by Cinedigm Digital Funding 2, LLC in favor of TD Bank, N.A.

6.	Vendor Note dated as of October 18, 2011, executed by CDF2 Holdings, LLC in favor of Cinedigm Ballantyne Strong, Inc.

7.	SG Advisory Fee Note dated as of October 18, 2011, executed by Cinedigm Digital Funding 2, LLC in favor of Société Générale, New York Branch.

8.	Subordinated Promissory Note, dated as of January 16, 2013, executed by CDF2 Holdings, LLC in favor of Ballantyne Strong, Inc.

9.	Subordinated Promissory Note, dated as of January 16, 2013, executed by CDF2 Holdings, LLC in favor of Barco, Inc.

10.	Subordinated Promissory Note, dated as of January 16, 2013, executed by CDF2 Holdings, LLC in favor of NEC Display Solutions of America, Inc.

11.	Subordinated Promissory Note, dated as of January 16, 2013, executed by CDF2 Holdings, LLC in favor of Cinedigm Digital Cinema Corp.

12.	Subordinated Promissory Note, dated as of December 19, 2012, executed by CDF2 Holdings, LLC in favor of Moving Image Technologies, LLC.

13.	Subordinated Promissory Note, dated as of December 19, 2012, executed by CDF2 Holdings, LLC in favor of Ballantyne Strong, Inc.

14.	Subordinated Promissory Note, dated as of December 19, 2012, executed by CDF2 Holdings, LLC in favor of NEC Display Solutions of America, Inc.

15.	Subordinated Promissory Note, dated as of December 19, 2012, executed by CDF2 Holdings, LLC in favor of Cinedigm Digital Cinema Corp.

16.	Subordinated Promissory Note, dated as of October 24, 2012, executed by CDF2 Holdings, LLC in favor of NEC Display Solutions of America, Inc.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

17.	Subordinated Promissory Note, dated as of October 24, 2012, executed by CDF2 Holdings, LLC in favor of Ballantyne Strong, Inc.

18.	Subordinated Promissory Note, dated as of October 24, 2012, executed by CDF2 Holdings, LLC in favor of Cinedigm Digital Cinema Corp.

19.	Subordinated Promissory Note, dated as of October 16, 2012, executed by CDF2 Holdings, LLC in favor of Moving Image Technologies, Inc.

20.	Subordinated Promissory Note, dated as of October 16, 2012, executed by CDF2 Holdings, LLC in favor of Cinedigm Digital Cinema Corp.

21.	Subordinated Promissory Note, dated as of August 31, 2012, executed by CDF2 Holdings, LLC in favor of Barco, Inc.

22.	Subordinated Promissory Note, dated as of August 31, 2012, executed by CDF2 Holdings, LLC in favor of Moving Image Technologies, LLC.

23.	Subordinated Promissory Note, dated as of August 31, 2012, executed by CDF2 Holdings, LLC in favor of Cinedigm Digital Cinema Corp.

24.	Subordinated Promissory Note, dated as of July 31, 2012, executed by CDF2 Holdings, LLC in favor of NEC Display Solutions of America, Inc.

25.	Subordinated Promissory Note, dated as of July 31, 2012, executed by CDF2 Holdings, LLC in favor of Ballantyne Strong, Inc.

26.	Subordinated Promissory Note, dated as of July 31, 2012, executed by CDF2 Holdings, LLC in favor of Cinedigm Digital Cinema Corp.

27.	Subordinated Promissory Note, dated as of June 29, 2012, executed by CDF2 Holdings, LLC in favor of NEC Display Solutions of America, Inc.

28.	Subordinated Promissory Note, dated as of June 29, 2012, executed by CDF2 Holdings, LLC in favor of Ballantyne Strong, Inc.

29.	Subordinated Promissory Note, dated as of June 29, 2012, executed by CDF2 Holdings, LLC in favor of Cinedigm Digital Cinema Corp.

30.	Subordinated Promissory Note, dated as of April 30, 2012, executed by CDF2 Holdings, LLC in favor of Barco, Inc.

31.	Subordinated Promissory Note, dated as of April 30, 2012, executed by CDF2 Holdings, LLC in favor of NEC Display Solutions of America, Inc.

32.	Subordinated Promissory Note, dated as of April 30, 2012, executed by CDF2 Holdings, LLC in favor of Ballantyne Strong, Inc.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

33.	Subordinated Promissory Note, dated as of April 30, 2012, executed by CDF2 Holdings, LLC in favor of Cinedigm Digital Cinema Corp.

34.	Subordinated Promissory Note, dated as of March 30, 2012, executed by CDF2 Holdings, LLC in favor of NEC Display Solutions of America, Inc.

35.	Subordinated Promissory Note, dated as of March 30, 2012, executed by CDF2 Holdings, LLC in favor of Ballantyne Strong, Inc.

36.	Subordinated Promissory Note, dated as of March 30, 2012, executed by CDF2 Holdings, LLC in favor of Cinedigm Digital Cinema Corp.

37.	Subordinated Promissory Note, dated as of February 29, 2012, executed by CDF2 Holdings, LLC in favor of NEC Display Solutions of America, Inc.

38.	Subordinated Promissory Note, dated as of February 29, 2012, executed by CDF2 Holdings, LLC in favor of Ballantyne Strong, Inc.

39.	Subordinated Promissory Note, dated as of February 29, 2012, executed by CDF2 Holdings, LLC in favor of Barco, Inc.

40.	Subordinated Promissory Note, dated as of February 29, 2012, executed by CDF2 Holdings, LLC in favor of Cinedigm Digital Cinema Corp.

41.	Subordinated Promissory Note, dated as of January 31, 2012 executed by CDF2 Holdings, LLC in favor of Ballantyne Strong, Inc.

42.	Subordinated Promissory Note, dated as of January 31, 2012, executed by CDF2 Holdings, LLC in favor of NEC Display Solutions of America, Inc.

43.	Subordinated Promissory Note, dated as of January 31, 2012, executed by CDF2 Holdings, LLC in favor of Cinedigm Digital Cinema Corp.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Schedule 6.23

Deposit Accounts and Securities Accounts

Cinedigm DC Holdings, LLC

Institution Name and Address	Account Number	Name of Account Owner
TD Bank NA, 222 Madison Ave, Morristown NJ 07960		Cinedigm DC Holdings, LLC

TD Bank NA, 222 Madison Ave, Morristown NJ 07960		Cinedigm DC Holdings, LLC

TD Bank NA, 222 Madison Ave, Morristown NJ 07960		Cinedigm DC Holdings, LLC

Access Digital Cinema Phase 2, Corp.

Institution Name and Address	Account Number	Name of Account Owner
TD Bank NA, 222 Madison Avenue, Morristown, NJ 07960		Access Digital Cinema Phase 2, Corp.

TD Bank NA, 222 Madison Avenue, Morristown, NJ 07960		Access Digital Cinema Phase 2, Corp.

Access Digital Media, Inc.

None.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

 Schedule 6.25

Certain Agreements

(i) All Exhibitor Agreements:

1.	Master License Agreement dated as of December 16, 2005, between Christie/AIX, Inc. and Carmike Cinemas, Inc.

2.	Master License Agreement dated as of December 15, 2012, between Cinedigm Digital Funding, I, LLC and Carmike Cinemas, Inc.

3.	Master License Agreement dated as of July 5, 2011, between CDF2 Holdings, LLC and Marcus Theatres Corporation, as amended.

4.	Master Digital Cinema and Administrative Agreement, dated as of March 30, 2011, by and between Access Digital Cinema Phase 2, Corp. and 2757-3575 Quebec Inc.

5.	Master Digital Cinema and Administrative Agreement, dated as of March 7, 2011, by and between Access Digital Cinema Phase 2, Corp. and 2973-8648 Quebec Inc.

6.	Master Digital Cinema and Administrative Agreement, dated as of March 24, 2011, by and between Access Digital Cinema Phase 2, Corp. and 363909 British Columbia Ltd.

7.	Master Digital Cinema and Administrative Agreement, dated as of August 3, 2012, by and between Access Digital Cinema Phase 2, Corp. and Acadiana Cinemas, LLC.

8.	Master Digital Cinema and Administrative Agreement, dated as of August 27, 2010, by and between Access Digital Cinema Phase 2, Corp. and Ajay Theatres, LLC.

9.	Master Digital Cinema and Administrative Agreement, dated as of November 11, 2010, amended as of August 1, 2011, by and between Access Digital Cinema Phase 2, Corp. and Akin Ventures Inc.

10.	Master Digital Cinema and Administrative Agreement, dated as of March 23, 2011, by and between Access Digital Cinema Phase 2, Corp. and Alamo Creek Holdings, Ltd.

11.	Master Digital Cinema and Administrative Agreement, dated as of September 30, 2009, by and between Access Digital Cinema Phase 2, Corp. and Aliance Entertainment, Inc.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

12.
Master Digital Cinema and Administrative Agreement, dated as of May 21, 2011, as amended by Amendment No. 1 to Master Digital Cinema and Administrative Agreement dated as of March 10, 2012, by and between Access Digital Cinema Phase 2, Corp. and Foothills Entertainment Co.

13.
Master Digital Cinema and Administrative Agreement, dated as of May September 27, 2010, amended by Amendment No. 1 to Master Digital Cinema and Administrative Agreement dated as of December 1, 2010, as further amended by Amendment No. 2 to Master Digital Cinema and Administrative Agreement dated as of November 1, 2011, as further amended by Amendment No. 3 to Master Digital Cinema and Administrative Agreement dated as of August 24, 2012, by and between Access Digital Cinema Phase 2, Corp. and Cobb Theaters III, LLC, Cobb Theatres IV, LLC, Cobb Stony Point, LLC, Cobb Peninsula, LLC, Cobb Leesburg, LLC, Cobb Solaris, LLC and Wesley Chapel Theatres, LLC.

14.	Master Digital Cinema and Administrative Agreement, dated as of March 26, 2012, by and between Access Digital Cinema Phase 2, Corp. and Apex Cinemas, Inc.

15.	Master Digital Cinema and Administrative Agreement, dated as of March 9, 2012, by and between Access Digital Cinema Phase 2, Corp. and Apollo Cinemas, Inc.

16.	Master Digital Cinema and Administrative Agreement, dated as of April 1, 2010, by and between Access Digital Cinema Phase 2, Corp. and University Cinema of Athens LLC d/b/a Athena Grand.

17.
First Amended and Restated Master Digital Cinema and Administrative Agreement, dated as of May 2, 2012, as amended by Amendment No. 1 to First Amended and Restated Master Digital Cinema and Administrative Agreement dated as of September 25, 2012, by and between Access Digital Cinema Phase 2, Corp. and B&B Theatres Operating Company Inc., which amends and restates the Master Digital Cinema and Administrative Agreement dated as of February 10, 2010.

18.	Master Digital Cinema and Administrative Agreement, dated as of September 26, 2012, by and between Access Digital Cinema Phase 2, Corp. and Stonewood Cinema LLC.

19.	Master Digital Cinema and Administrative Agreement, dated as of September 26, 2012, by and between Access Digital Cinema Phase 2, Corp. and BarnZ’s LLC.

20.	Master Digital Cinema and Administrative Agreement, dated as of April 4, 2012, by and between Access Digital Cinema Phase 2, Corp. and Theatre Group II, Inc.

21.	Master Digital Cinema and Administrative Agreement, dated as of September 25, 2012, by and between Access Digital Cinema Phase 2, Corp. and Berenson Freeport Theatre, LLC.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

22.	Master Digital Cinema and Administrative Agreement, dated as of April 19, 2012, by and between Access Digital Cinema Phase 2, Corp. and Billek Theatres.

23.	Master Digital Cinema and Administrative Agreement, dated as of September 20, 2011, by and between Access Digital Cinema Phase 2, Corp. and Bones Theatre, LLC.

24.	Master Digital Cinema and Administrative Agreement, dated as of September 28, 2010, by and between Access Digital Cinema Phase 2, Corp. and Burleson Production, LP.

25.	Master Digital Cinema and Administrative Agreement, dated as of January 11, 2012, by and between Access Digital Cinema Phase 2, Corp. and Cal-Gran Theatres, LLC.

26.	Master Digital Cinema and Administrative Agreement, dated as of September 27, 2012, by and between Access Digital Cinema Phase 2, Corp. and Canal Place Cinema LLC.

27.	Master Digital Cinema and Administrative Agreement, dated as of October 12, 2011, by and between Access Digital Cinema Phase 2, Corp. and CC Cinemas, LLC.

28.	Master Digital Cinema and Administrative Agreement, dated as of April 19, 2012, by and between Access Digital Cinema Phase 2, Corp. and Capitol 3 Theatre, LLC.

29.	Master Digital Cinema and Administrative Agreement, dated as of August 14, 2012, by and between Access Digital Cinema Phase 2, Corp. and Carolina Cinemas LLC.

30.	Master Digital Cinema and Administrative Agreement, dated as of September 8, 2011, by and between Access Digital Cinema Phase 2, Corp. and Continental Cinema Corporation.

31.	Master Digital Cinema and Administrative Agreement, dated as of September 11, 2011, by and between Access Digital Cinema Phase 2, Corp. and Popcorn Theatres Inc.

32.	Master Digital Cinema and Administrative Agreement, dated as of September 14, 2011, by and between Access Digital Cinema Phase 2, Corp. and Skye Cinema LLC.

33.	Master Digital Cinema and Administrative Agreement, dated as of September 14, 2011, by and between Access Digital Cinema Phase 2, Corp. and Cinema Megantic.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

34.	Master Digital Cinema and Administrative Agreement, dated as of August 10, 2012, by and between Access Digital Cinema Phase 2, Corp. and Celebrity Theatres of Broussard, LLC.

35.	Master Digital Cinema and Administrative Agreement, dated as of August 10, 2012, by and between Access Digital Cinema Phase 2, Corp. and Celebrity Theatres of Ruston, LLC.

36.	Master Digital Cinema and Administrative Agreement, dated as of January 24, 2011, by and between Access Digital Cinema Phase 2, Corp. and Chisholm Trail 8, LLC.

37.
Master Digital Cinema and Administrative Agreement, dated as of January 29, 2010, by and between Access Digital Cinema Phase 2, Corp. and Big League Entertainment, Inc. d/b/a Chunky’s Cinema Pub Haverhill.

38.
Master Digital Cinema and Administrative Agreement, dated as of June 29, 2010, by and between Access Digital Cinema Phase 2, Corp. and Coliseum Avenue Entertainment, LLC d/b/a Chunky’s Cinema Pub Nashua.

39.	Master Digital Cinema and Administrative Agreement, dated as of June 29, 2010, by and between Access Digital Cinema Phase 2, Corp. and Big League Entertainment d/b/a Chunky’s Cinema Pub Pelham.

40.	Master Digital Cinema and Administrative Agreement, dated as of August 29, 2011, by and between Access Digital Cinema Phase 2, Corp. and Cine 5.

41.	Master Digital Cinema and Administrative Agreement, dated as of July 5, 2012, by and between Access Digital Cinema Phase 2, Corp. and Cine Centre Video Inc.

42.
Master Digital Cinema and Administrative Agreement, dated as of March 31, 2011, as amended by Amendment No. 1 to Master Digital Cinema and Administrative Agreement dated as of March 27, 2012, and between Access Digital Cinema Phase 2, Corp. and Les Cinemas Cine Enterprises Inc.

43.
Master Digital Cinema and Administrative Agreement, dated as of September 30, 2010, as amended by Amendment No. 1 to Master Digital Cinema and Administrative Agreement dated as of September 28, 2012, and between Access Digital Cinema Phase 2, Corp. and Cinelux Theatres Downtown LLC.

44.	Master Digital Cinema and Administrative Agreement, dated as of September 30, 2010, by and between Access Digital Cinema Phase 2, Corp. and Cinelux Theatres Capitola LLC.

45.	Master Digital Cinema and Administrative Agreement, dated as of September 30, 2010, by and between Access Digital Cinema Phase 2, Corp. and Cinelux Community Theatres LLC.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

46.	Master Digital Cinema and Administrative Agreement, dated as of September 30, 2010, by and between Access Digital Cinema Phase 2, Corp. and Cinelux Theatres Morgan Hill LLC.

47.	Master Digital Cinema and Administrative Agreement, dated as of September 30, 2010, by and between Access Digital Cinema Phase 2, Corp. and Cinelux Theatres Scotts Valley LLC.

48.	Master Digital Cinema and Administrative Agreement, dated as of September 25, 2012, by and between Access Digital Cinema Phase 2, Corp. and Cine Richelieu Valleyfield Inc.

49.	Master Digital Cinema and Administrative Agreement, dated as of January 26, 2012, by and between Access Digital Cinema Phase 2, Corp. and Gatineau General Partnership.

50.	Master Digital Cinema and Administrative Agreement, dated as of June 11, 2011, by and between Access Digital Cinema Phase 2, Corp. and 2754-5383 Quebec Inc.

51.	Master Digital Cinema and Administrative Agreement, dated as of September 28, 2012, by and between Access Digital Cinema Phase 2, Corp. and Hôtel Baker Ltée.

52.	Master Digital Cinema and Administrative Agreement, dated as of September 25, 2012, by and between Access Digital Cinema Phase 2, Corp. and Cinema Bangor LLC.

53.	Master Digital Cinema and Administrative Agreement, dated as of March 7, 2011, by and between Access Digital Cinema Phase 2, Corp. and Cinema Beloeil, Inc.

54.	Master Digital Cinema and Administrative Agreement, dated as of September 26, 2012, by and between Access Digital Cinema Phase 2, Corp. and Cinema Biermans Inc.

55.	Master Digital Cinema and Administrative Agreement, dated as of August 8, 2011, by and between Access Digital Cinema Phase 2, Corp. and Hampton Roads Entertainment, LLC.

56.	Master Digital Cinema and Administrative Agreement, dated as of August 7, 2012, by and between Access Digital Cinema Phase 2, Corp. and Tidewater Entertainment, LLC.

57.	Master Digital Cinema and Administrative Agreement, dated as of November 25, 2011, by and between Access Digital Cinema Phase 2, Corp. and 2416-1200 Quebec Inc.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

58.	Master Digital Cinema and Administrative Agreement, dated as of January 9, 2012, by and between Access Digital Cinema Phase 2, Corp. and Cinema Centre-Ville, Inc.

59.	Master Digital Cinema and Administrative Agreement, dated as of June 25, 2012, by and between Access Digital Cinema Phase 2, Corp. and 9166-7972 Quebec Inc.

60.	Master Digital Cinema and Administrative Agreement, dated as of June 25, 2012, by and between Access Digital Cinema Phase 2, Corp. and 9090-0432 Quebec Inc.

61.	Master Digital Cinema and Administrative Agreement, dated as of January 11, 2011, by and between Access Digital Cinema Phase 2, Corp. and Cinema Group Inc.

62.	Master Digital Cinema and Administrative Agreement, dated as of September 25, 2012, by and between Access Digital Cinema Phase 2, Corp. and Cinema Holdings Gilford, LLC.

63.	Master Digital Cinema and Administrative Agreement, dated as of July 16, 2012, by and between Access Digital Cinema Phase 2, Corp. and Ciné-Quilles D.L., Inc.

64.	Master Digital Cinema and Administrative Agreement, dated as of August 10, 2012, by and between Access Digital Cinema Phase 2, Corp. and Cinema, LLC.

65.
Master Digital Cinema and Administrative Agreement, dated as of April 27, 2010, as amended by Amendment No. 1 to Master Digital Cinema and Administrative Agreement dated as of September 30, 2012, by and between Access Digital Cinema Phase 2, Corp. and Cinema Management Group Inc.

66.	Master Digital Cinema and Administrative Agreement, dated as of September 30, 2012, by and between Access Digital Cinema Phase 2, Corp. and Cinéma Mont-Tremblant Inc.

67.	Master Digital Cinema and Administrative Agreement, dated as of April 2, 2012, by and between Access Digital Cinema Phase 2, Corp. and 9034-7097 Quebec Inc.

68.	Master Digital Cinema and Administrative Agreement, dated as of July 4, 2012, by and between Access Digital Cinema Phase 2, Corp. and 9188-1912 Quebec Inc.

69.	Master Digital Cinema and Administrative Agreement, dated as of March 7, 2011, by and between Access Digital Cinema Phase 2, Corp. and Cinema R.G.F.M. Drummondville Inc.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

70.	Master Digital Cinema and Administrative Agreement, dated as of November 4, 2011, by and between Access Digital Cinema Phase 2, Corp. and 4417194 Canada Inc. o/s/ Cinema Saint Eustache.

71.	Master Digital Cinema and Administrative Agreement, dated as of March 7, 2011, by and between Access Digital Cinema Phase 2, Corp. and Cinema St-Hyacinthe, Inc.

72.	Master Digital Cinema and Administrative Agreement, dated as of December 17, 2010, by and between Access Digital Cinema Phase 2, Corp. and Cinema World Inc.

73.	Master Digital Cinema and Administrative Agreement, dated as of March 28, 2012, by and between Access Digital Cinema Phase 2, Corp. and Cinemas Guzzo Inc.

74.	Master Digital Cinema and Administrative Agreement, dated as of March 4, 2011, by and between Access Digital Cinema Phase 2, Corp. and Cinemaworld of FL, Inc.

75.	Master Digital Cinema and Administrative Agreement, dated as of March 8, 2011, by and between Access Digital Cinema Phase 2, Corp. and Cinerom LLC.

76.	Master Digital Cinema and Administrative Agreement, dated as of August 27, 2010, by and between Access Digital Cinema Phase 2, Corp. and Cinetex, Inc. d/b/a Marshall Cinema.

77.	Master Digital Cinema and Administrative Agreement, dated as of September 25, 2012, by and between Access Digital Cinema Phase 2, Corp. and Claremont Cinema LP.

78.	Master Digital Cinema and Administrative Agreement, dated as of September 26, 2012, by and between Access Digital Cinema Phase 2, Corp. and The Classic Gateway Movie Theatre LLC.

79.	Master Digital Cinema and Administrative Agreement, dated as of April 4, 2011, by and between Access Digital Cinema Phase 2, Corp. and CCG Holdings, LLC.

80.	Master Digital Cinema and Administrative Agreement, dated as of January 27, 2012, by and between Access Digital Cinema Phase 2, Corp. and Cynthia L. Rouse d/b/a Cloverland Cinemas.

81.	Master Digital Cinema and Administrative Agreement, dated as of April 20, 2012, by and between Access Digital Cinema Phase 2, Corp. and The Town’s Theatres, llc.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

82.	Master Digital Cinema and Administrative Agreement, dated as of June 26, 2012, by and between Access Digital Cinema Phase 2, Corp. and Quincer Amusement Corporation.

83.	Master Digital Cinema and Administrative Agreement, dated as of November 15, 2010, by and between Access Digital Cinema Phase 2, Corp. and Cranberry Cinema, LLC.

84.	Master Digital Cinema and Administrative Agreement, dated as of December 1, 2010, by and between Access Digital Cinema Phase 2, Corp. and Cranberry Cinema, LLC.

85.	Master Digital Cinema and Administrative Agreement, dated as of June 5, 2012, by and between Access Digital Cinema Phase 2, Corp. and Green Screenz Entertainment, Inc.

86.	Master Digital Cinema and Administrative Agreement, dated as of September 25, 2012, by and between Access Digital Cinema Phase 2, Corp. and Derry Five Star Cinema, LLC.

87.	Master Digital Cinema and Administrative Agreement, dated as of January 28, 2011, by and between Access Digital Cinema Phase 2, Corp. and Digital Cinema Destinations Corp.

88.	Master Digital Cinema and Administrative Agreement, dated as of September 28, 2012, by and between Access Digital Cinema Phase 2, Corp. and Sanborn Theatres Inc.

89.	Master Digital Cinema and Administrative Agreement, dated as of September 30, 2012, by and between Access Digital Cinema Phase 2, Corp. and East Coast Entertainment of Durham LLC.

90.	Master Digital Cinema and Administrative Agreement, dated as of September 29, 2010, by and between Access Digital Cinema Phase 2, Corp. and Eastern Shores, Inc.

91.	Master Digital Cinema and Administrative Agreement, dated as of March 11, 2011, by and between Access Digital Cinema Phase 2, Corp. and Elkins Theatre Company Inc., D/B/A Elkins Cinema 7.

92.	Master Digital Cinema and Administrative Agreement, dated as of October 6, 2011, by and between Access Digital Cinema Phase 2, Corp. and Eltrym Theater, LLC.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

93.	Master Digital Cinema and Administrative Agreement, dated as of September 30, 2010, by and between Access Digital Cinema Phase 2, Corp. and Emagine Entertainment, Inc. dba Emagine Rochester Hills.

94.	Master Digital Cinema and Administrative Agreement, dated as of September 30, 2012, by and between Access Digital Cinema Phase 2, Corp. and Entertainment Management Corporation.

95.	Master Digital Cinema and Administrative Agreement, dated as of November 29, 2011, by and between Access Digital Cinema Phase 2, Corp. and Farwell Cinemas LLC.

96.	Master Digital Cinema and Administrative Agreement, dated as of May 1, 2012, by and between Access Digital Cinema Phase 2, Corp. and Five Star Cinemas, LLC.

97.	Master Digital Cinema and Administrative Agreement, dated as of September 27, 2012, by and between Access Digital Cinema Phase 2, Corp. and Paladen LLC.

98.	Master Digital Cinema and Administrative Agreement, dated as of April 20, 2012, by and between Access Digital Cinema Phase 2, Corp. and Steele & Steele of Wyoming, Inc.

99.	Master Digital Cinema and Administrative Agreement, dated as of January 19, 2011, by and between Access Digital Cinema Phase 2, Corp. and Fountain Place Cinema 8, LLC.

100.	Master Digital Cinema and Administrative Agreement, dated as of September 22, 2011, by and between Access Digital Cinema Phase 2, Corp. and Fountain Stone Theaters, Inc.

101.	Master Digital Cinema and Administrative Agreement, dated as of July 13, 2012, by and between Access Digital Cinema Phase 2, Corp. and South and Brown Entertainment, LLC.

102.	Master Digital Cinema and Administrative Agreement, dated as of December 17, 2010, by and between Access Digital Cinema Phase 2, Corp. and Whitefish Bay Entertainment, Inc. d/b/a Fox Bay Cinema Grill.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

103.	Master Digital Cinema and Administrative Agreement, dated as of September 28, 2011, by and between Access Digital Cinema Phase 2, Corp. and Fox Theatres, Limited Partnership.

104.	Master Digital Cinema and Administrative Agreement, dated as of September 24, 2012, by and between Access Digital Cinema Phase 2, Corp. and Fox Theatres LLC.

105.	Master Digital Cinema and Administrative Agreement, dated as of April 11, 2012, by and between Access Digital Cinema Phase 2, Corp. and Commonwealth-Ghosen Theatre Corporation.

106.	Master Digital Cinema and Administrative Agreement, dated as of August 27, 2010, by and between Access Digital Cinema Phase 2, Corp. and Gardner Theater Corporation.

107.	Master Digital Cinema and Administrative Agreement, dated as of April 20, 2012, by and between Access Digital Cinema Phase 2, Corp. and Penn Marine, Inc. D/B/A Garrett 8 Cinemas.

108.
Master Digital Cinema and Administrative Agreement, dated September 30, 2009, amended by Amendment No. 1 to Master Agreement dated as of February 16, 2011, as further amended by Amendment No. 2 to Master Digital Cinema and Administrative Agreement dated as of May 23, 2012, by and between Access Digital Cinema Phase 2 Corp. and Georgia Theatre Company – II.

109.	Master Digital Cinema and Administrative Agreement, dated as of September 24, 2010, by and between Access Digital Cinema Phase 2, Corp. and Glass Sword Theatre, Inc.

110.	Master Digital Cinema and Administrative Agreement, dated as of September 28, 2010, by and between Access Digital Cinema Phase 2, Corp. and Thomas J. Enterprises Inc.

111.	Master Digital Cinema and Administrative Agreement, dated as of March 26, 2012, by and between Access Digital Cinema Phase 2, Corp. and Minuteman Cinemas, Inc.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

112.	Master Digital Cinema and Administrative Agreement, dated as of March 30, 2011, by and between Access Digital Cinema Phase 2, Corp. and Goodrich Quality Theatres, Inc.

113.	Master Digital Cinema and Administrative Agreement, dated as of January 11, 2012, by and between Access Digital Cinema Phase 2, Corp. and Gran & Garcia Theatres, LLC.

114.	Master Digital Cinema and Administrative Agreement, dated as of June 8, 2012, by and between Access Digital Cinema Phase 2, Corp. and Grand Cinema 3, Inc.

115.	Master Digital Cinema and Administrative Agreement, dated as of April 1, 2010, by and between Access Digital Cinema Phase 2, Corp. and PCA Enterprises, LLC.

116.	Master Digital Cinema and Administrative Agreement, dated as of December 9, 2010, by and between Access Digital Cinema Phase 2, Corp. and Great Eastern Theatre Company.

117.	Master Digital Cinema and Administrative Agreement, dated as of March 30, 2011, by and between Access Digital Cinema Phase 2, Corp. and Gross-Alaska, Inc.

118.	Master Digital Cinema and Administrative Agreement, dated as of November 29, 2011, by and between Access Digital Cinema Phase 2, Corp. and Guetschoff Theatre Management Corp – MN S-Corp.

119.	Master Digital Cinema and Administrative Agreement, dated as of November 10, 2010, by and between Access Digital Cinema Phase 2, Corp. and H2H Inc. d/b/a Fort Cinema.

120.	Master Digital Cinema and Administrative Agreement, dated as of September 24, 2012, by and between Access Digital Cinema Phase 2, Corp. and Schubert Theatres Inc.

121.	Master Digital Cinema and Administrative Agreement, dated as of June 19, 2012, by and between Access Digital Cinema Phase 2, Corp. and Henry Family Cinemas LLC.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

122.	Master Digital Cinema and Administrative Agreement, dated as of March 4, 2011, by and between Access Digital Cinema Phase 2, Corp. and H&K Cinemas D/B/A Upshur Village Cinema 6.

123.	Network Operating System Software End User and Support Agreement, dated March 11, 2011, by and between Cinedigm Digital Cinema Corp. and Huron Theatre Corporation.

124.	Master Digital Cinema and Administrative Agreement, dated as of September 25, 2012, by and between Access Digital Cinema Phase 2, Corp. and Island Cinemas 10, LLC.

125.
Master Digital Cinema and Administrative Agreement, dated as of December 27, 2010, amended by Amendment No. 1 to Master Digital Cinema and Administrative Agreement dated as of May 30, 2012, by and between Access Digital Cinema Phase 2, Corp. and JAD Imports, Inc.

126.	Master Digital Cinema and Administrative Agreement, dated as of January 11, 2011, by and between Access Digital Cinema Phase 2, Corp. and Kenner Theatres, L.L.C.

127.	Master Digital Cinema and Administrative Agreement, dated as of April 2, 2010, by and between Access Digital Cinema Phase 2, Corp. and Phase LLC d/b/a Keystone Cinemas.

128.	Master Digital Cinema and Administrative Agreement, dated as of March 5, 2012, by and between Access Digital Cinema Phase 2, Corp. and 9230-2033 Quebec Inc.

129.	Master Digital Cinema and Administrative Agreement, dated as of March 25, 2011, by and between Access Digital Cinema Phase 2, Corp. and Lafitte Cinema LLC.

130.	Master Digital Cinema and Administrative Agreement, dated as of January 27, 2011, by and between Access Digital Cinema Phase 2, Corp. and Lakeland Theatres Inc.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

131.	Master Digital Cinema and Administrative Agreement, dated as of February 1, 2012, by and between Access Digital Cinema Phase 2, Corp. and Lefont Theaters, Inc.

132.	Master Digital Cinema and Administrative Agreement, dated as of August 31, 2012, by and between Access Digital Cinema Phase 2, Corp. and Lehighton Entertainment Corp.

133.	Master Digital Cinema and Administrative Agreement, dated as of March 7, 2011, by and between Access Digital Cinema Phase 2, Corp. and Les Cinemas R.G.F.M. Inc.

134.	Master Digital Cinema and Administrative Agreement, dated as of September 29, 2010, by and between Access Digital Cinema Phase 2, Corp. and Lisbon Theatres, Inc.

135.	Master Digital Cinema and Administrative Agreement, dated as of March 11, 2011, by and between Access Digital Cinema Phase 2, Corp. and Logan Luxury Theatres Corp.

136.	Master Digital Cinema and Administrative Agreement, dated as of August 15, 2012, by and between Access Digital Cinema Phase 2, Corp. and Lowrey Picwood Inc.

137.	Master Digital Cinema and Administrative Agreement, dated as of November 15, 2011, by and between Access Digital Cinema Phase 2, Corp. and Main Street Theatre MN C-Corp.

138.	Master Digital Cinema and Administrative Agreement, dated as of September 29, 2010, by and between Access Digital Cinema Phase 2, Corp. and Main Street Theatres, Inc.

139.
Master Digital Cinema and Administrative Agreement, dated as of October 7, 2011, amended by Amendment No. 1 to Master Digital Cinema and Administrative Agreement dated as of April 30, 2012, by and between Access Digital Cinema Phase 2, Corp. and Loyd Brigance Grass Sales, Inc.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

140.	Master Digital Cinema and Administrative Agreement, dated as of May 4, 2012, by and between Access Digital Cinema Phase 2, Corp. and Basecamp Entertainment LLC D/B/A Majestic Theatre.

141.
Master Digital Cinema and Administrative Agreement, dated as of June 17, 2011, amended by Amendment No. 1 to Master Digital Cinema and Administrative Agreement dated as of June 26, 2012, by and between Access Digital Cinema Phase 2, Corp. and Malco Management, LLC, Malco Theatres, Inc. and Malco Stage Road, LLC.

142.	Master Digital Cinema and Administrative Agreement, dated as of June 29, 2012, by and between Access Digital Cinema Phase 2, Corp. and CanAm Theatres MOA, LLC.

143.
Master Digital Cinema and Administrative Agreement, dated as of August 10, 2011, amended by Amendment No. 1 to Master Digital Cinema and Administrative Agreement dated as of September 24, 2012, by and between Access Digital Cinema Phase 2, Corp. and Mann Theatres Inc.

144.	Master Digital Cinema and Administrative Agreement, dated as of September 25, 2012, by and between Access Digital Cinema Phase 2, Corp. and Martha’s Vineyard Cinema Corp.

145.
Master Digital Cinema and Administrative Agreement, dated as of January 30, 2012, amended by Amendment No. 1 to Master Digital Cinema and Administrative Agreement dated as of September 27, 2012, by and between Access Digital Cinema Phase 2, Corp. and Larry H. Miller Theatres, Inc.

146.	Master Digital Cinema and Administrative Agreement, dated as of August 16, 2012, by and between Access Digital Cinema Phase 2, Corp. and Metro Movies, LLC.

147.	Master Digital Cinema and Administrative Agreement, dated as of June 26, 2012, by and between Access Digital Cinema Phase 2, Corp. and MHSC 6, LLC.

148.	Master Digital Cinema and Administrative Agreement, dated as of December 9, 2011, by and between Access Digital Cinema Phase 2, Corp. and Micon Cinemas, Inc. S-Corp.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

149.	Master Digital Cinema and Administrative Agreement, dated as of December 9, 2011, by and between Access Digital Cinema Phase 2, Corp. and Eau Claire Theatre Group, LLC.

150.
Master Digital Cinema and Administrative Agreement, dated as of January 24, 2011, amended by Amendment No. 1 to Master Digital Cinema and Administrative Agreement dated as of April 27, 2011, as further amended by Amendment No. 2 to Master Digital Cinema and Administrative Agreement dated as of September 9, 2011, as further amended by Amendment No. 3 to Master Digital Cinema and Administrative Agreement dated as of August 10, 2012, by and between Access Digital Cinema Phase 2 Corp. and Mitchell Theatres LLC.

151.	Master Digital Cinema and Administrative Agreement, dated as of May 5, 2011, by and between Access Digital Cinema Phase 2, Corp. and 21st Century Cinema, LLC.

152.	Master Digital Cinema and Administrative Agreement, dated as of January 1, 2011, by and between Access Digital Cinema Phase 2, Corp. and Lyman Keim and Cory Keim dba Bison 6 Cinema.

153.	Master Digital Cinema and Administrative Agreement, dated as of June 10, 2011, by and between Access Digital Cinema Phase 2, Corp. and Cinema Peninsule Ltd.

154.	Master Digital Cinema and Administrative Agreement, dated as of July 23, 2010, by and between Access Digital Cinema Phase 2, Corp. and Danville Cinemas, LLC.

155.
Master Digital Cinema and Administrative Agreement, dated as of April 16, 2011, by and between Access Digital Cinema Phase 2, Corp. and FGB Corporation d/b/a Bashara Capitol Theater, LLC and Bashara Paramount Theater, LLC.

156.
Master Digital Cinema and Administrative Agreement, dated as of May 21, 2010, as amended by Amendment No. 1 to Master Digital Cinema and Administrative Agreement dated as of March 10, 2012, as further amended by Amendment No. 2 to Master Digital Cinema and Administrative Agreement dated as of August 28, 2012, by and between Access Digital Cinema Phase 2, Corp. and Foothills Entertainment Co.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

157.	Master Digital Cinema and Administrative Agreement, dated as of August 18, 2011, by and between Access Digital Cinema Phase 2, Corp. and Burin Cinema Limited.

158.	Master Digital Cinema and Administrative Agreement, dated as of August 25, 2011, by and between Access Digital Cinema Phase 2, Corp. and Center Cinemas Inc.

159.	Master Digital Cinema and Administrative Agreement, dated as of August 10, 2011, by and between Access Digital Cinema Phase 2, Corp. and Cinema Entertainment Corp.

160.	Master Digital Cinema and Administrative Agreement, dated as of June 1, 2011, by and between Access Digital Cinema Phase 2, Corp. and Cinema Pine 1991, Inc.

161.	Master Digital Cinema and Administrative Agreement, dated as of February 10, 2011, by and between Access Digital Cinema Phase 2, Corp. and Cinemas of Whitewater, LLC.

162.	Master Digital Cinema and Administrative Agreement, dated as of September 12, 2011, by and between Access Digital Cinema Phase 2, Corp. and Hoosier Hollywood Development, LLC.

163.	Master Digital Cinema and Administrative Agreement, dated as of September 2, 2011, by and between Access Digital Cinema Phase 2, Corp. and Feather River Cinemas, Inc.

164.	Master Digital Cinema and Administrative Agreement, dated as of May 6, 2011, by and between Access Digital Cinema Phase 2, Corp. and Fratelli Theatres Inc.

165.	Master Digital Cinema and Administrative Agreement, dated as of July 20, 2011 by and between Access Digital Cinema Phase 2, Corp. and Homer Theatre, LLC.

166.	Master Digital Cinema and Administrative Agreement, dated as of August 8, 2011, by and between Access Digital Cinema Phase 2, Corp. and Kickingbird Cinema Limited Partnership.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

167.	Master Digital Cinema and Administrative Agreement, dated as of October 24, 2011, by and between Access Digital Cinema Phase 2, Corp. and L&D Enterprises of Orlando, Inc.

168.	Master Digital Cinema and Administrative Agreement, dated as of October 17, 2011, by and between Access Digital Cinema Phase 2, Corp. and Loyd Brigance Grass Sales, Inc.

169.	Master Digital Cinema and Administrative Agreement, dated as of August 10, 2011, by and between Access Digital Cinema Phase 2, Corp. and Mann Theatres, Inc.

170.	Master Digital Cinema and Administrative Agreement, dated as of August 19, 2011, by and between Access Digital Cinema Phase 2, Corp. and Tentelino Enterprises Inc.

171.	Master Digital Cinema and Administrative Agreement, dated as of August 9, 2011, by and between Access Digital Cinema Phase 2, Corp. and New Richmond 8 Theatre Inc.

172.	Master Digital Cinema and Administrative Agreement, dated as of September 21, 2011, by and between Access Digital Cinema Phase 2, Corp. and Pacific Theatres Exhibition Corp.

173.	Master Digital Cinema and Administrative Agreement, dated as of July 5, 2011, by and between Access Digital Cinema Phase 2, Corp. and Paradise Cinemas Inc.

174.	Master Digital Cinema and Administrative Agreement, dated as of September 9, 2011, by and between Access Digital Cinema Phase 2, Corp. and Sky-vve Drive-In Theatre dba Parisian Theatre.

175.	Master Digital Cinema and Administrative Agreement, dated as of August 11, 2011, by and between Access Digital Cinema Phase 2, Corp. and 4RFuture, Inc. dba Portage Theatres.

176.	Master Digital Cinema and Administrative Agreement, dated as of October 15, 2011, by and between Access Digital Cinema Phase 2, Corp. and Ruby Enterprises Inc.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

177.	Master Digital Cinema and Administrative Agreement, dated as of May 6, 2011 by and between Access Digital Cinema Phase 2, Corp. and Royal Cinemas Inc.

178.	Master Digital Cinema and Administrative Agreement, dated as of April 13, 2011, by and between Access Digital Cinema Phase 2, Corp. and St. Landry Cinema I, LLC.

179.	Master Digital Cinema and Administrative Agreement, dated as of August 16, 2011, by and between Access Digital Cinema Phase 2, Corp. and Steele Inc.

180.	Master Digital Cinema and Administrative Agreement, dated as of July 27, 2011, by and between Access Digital Cinema Phase 2, Corp. and Texas Cinema Corp.

181.	Master Digital Cinema and Administrative Agreement, dated as of August 10, 2011, by and between Access Digital Cinema Phase 2, Corp. and United Entertainment Corp.

182.	Master Digital Cinema and Administrative Agreement, dated as of August 4, 2011, by and between Access Digital Cinema Phase 2, Corp. and Vali Twin Cinema, Inc.

183.	Master Digital Cinema and Administrative Agreement, dated as of October 11, 2011, by and between Access Digital Cinema Phase 2, Corp. and Warrenton Eight Cinema.

184.	Master Digital Cinema and Administrative Agreement, dated as of June 22, 2011, by and between Access Digital Cinema Phase 2, Corp. and Gabel Theatres, Inc.

185.	Master Digital Cinema and Administrative Agreement, dated as of June 17, 2011, by and among Access Digital Cinema Phase 2, Corp., Malco Management, LLC, Malco Theatres, Inc. and Malco Stage Road, LLC.

186.	Master Digital Cinema and Administrative Agreement, dated as of June 16, 2011, by and between Access Digital Cinema Phase 2, Corp. and Marshall Cinema.

187.	Master Digital Cinema and Administrative Agreement, dated as of April 26, 2011, by and between Access Digital Cinema Phase 2, Corp. and SilentCo, Inc.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

188.	Master Digital Cinema and Administrative Agreement, dated as of January 27, 2011, by and between Access Digital Cinema Phase 2, Corp. and MCIC Inc. d/b/a Linway Cinema 14.

189.	Master Digital Cinema and Administrative Agreement, dated as of April 6, 2011, by and between Access Digital Cinema Phase 2, Corp. and Patson Entertainment Inc. d/b/a St-Cloud Twin.

190.	Master Digital Cinema and Administrative Agreement, dated as of May 10, 2011, by and between Access Digital Cinema Phase 2, Corp. and Phoenix Big Cinemas Management, LLC.

191.	Master Digital Cinema and Administrative Agreement, dated as of April 15, 2011, by and between Access Digital Cinema Phase 2, Corp. and Richland Mall Cinemas d/b/a Richland Cinemas.

192.	Master Digital Cinema and Administrative Agreement, dated as of April 6, 2011, by and between Access Digital Cinema Phase 2, Corp. and Rouman Amusement Company, Inc.

193.	Master Digital Cinema and Administrative Agreement, dated as of July 23, 2010, by and between Access Digital Cinema Phase 2, Corp. and Tenth Frame Cinema, LLC.

194.	Master Digital Cinema and Administrative Agreement, dated as of July 18, 2011, by and between Access Digital Cinema Phase 2, Corp. and Cinemasota, Inc.

195.	Master Digital Cinema and Administrative Agreement, dated as of October 5, 2011, by and between Access Digital Cinema Phase 2, Corp. and Monaco HSV, LLC.

196.	Master Digital Cinema and Administrative Agreement, dated as of May 18, 2012, by and between Access Digital Cinema Phase 2, Corp. and Anderson Mounds Theater, LLC.

197.	Master Digital Cinema and Administrative Agreement, dated as of September 24, 2010, by and between Access Digital Cinema Phase 2, Corp. and Mt. Pleasant Cinema V L.P.

198.	Master Digital Cinema and Administrative Agreement, dated as of January 25, 2012, by and between Access Digital Cinema Phase 2, Corp. and West Side Stories FEC, LLC.

199.	Master Digital Cinema and Administrative Agreement, dated as of September 30, 2012, by and between Access Digital Cinema Phase 2, Corp. and NW Theatres LLC.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

200.	Master Digital Cinema and Administrative Agreement, dated as of March 21, 2012, by and between Access Digital Cinema Phase 2, Corp. and Niantic Cinema Corp.

201.	Master Digital Cinema and Administrative Agreement, dated as of September 28, 2010, by and between Access Digital Cinema Phase 2, Corp. and Noble Theatres, Inc.

202.	Master Digital Cinema and Administrative Agreement, dated as of September 25, 2012, by and between Access Digital Cinema Phase 2, Corp. and North Conway Cinema II, LP.

203.	Master Digital Cinema and Administrative Agreement, dated as of June 28, 2012, by and between Access Digital Cinema Phase 2, Corp. and Northeast Cinemas, LLC.

204.	Master Digital Cinema and Administrative Agreement, dated as of May 5, 2012, by and between Access Digital Cinema Phase 2, Corp. and Northgate Cinema Inc.

205.	Master Digital Cinema and Administrative Agreement, dated as of September 23, 2010, by and between Access Digital Cinema Phase 2, Corp. and 360 Entertainment, LLC d/b/a Orca Theater.

206.	Master Digital Cinema and Administrative Agreement, dated as of December 17, 2010, by and between Access Digital Cinema Phase 2, Corp. and Orpheum Theatre, Inc.

207.
Master Digital Cinema and Administrative Agreement, dated as of September 21, 2011, amended by Amendment No. 1 to Master Digital Cinema and Administrative Agreement dated as of September 27, 2012, by and between Access Digital cinema Phase 2, Corp. and Pacific Theatres Exhibition Corp.

208.	Master Digital Cinema and Administrative Agreement, dated as of March 24, 2011, by and between Access Digital Cinema Phase 2, Corp. and Paradise Development Ltd.

209.	Master Digital Cinema and Administrative Agreement, dated as of February 2, 2012, by and between Access Digital Cinema Phase 2, Corp. and Cinema VII, Inc d/b/a Park Place Cinemas.

210.	Master Digital Cinema and Administrative Agreement, dated as of January 9, 2012, by and between Access Digital Cinema Phase 2, Corp. and S&D Family Theatres, Inc.

211.	Master Digital Cinema and Administrative Agreement, dated as of September 28, 2012, by and between Access Digital Cinema Phase 2, Corp. and ACME Cinema Inc.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

212.	Master Digital Cinema and Administrative Agreement, dated as of September 21, 2012, by and between Access Digital Cinema Phase 2, Corp. and PHG East Theatres LLC.

213.	Master Digital Cinema and Administrative Agreement, dated as of September 21, 2012, by and between Access Digital Cinema Phase 2, Corp. and PHG South Theatres LLC.

214.	Master Digital Cinema and Administrative Agreement, dated as of January 19, 2011, by and between Access Digital Cinema Phase 2, Corp. and Pierce Point Cinema 10, LLC.

215.	Master Digital Cinema and Administrative Agreement, dated as of December 17, 2010, by and between Access Digital Cinema Phase 2, Corp. and Grenada Ready Mix Concrete Corp. d/b/a Plaza Cinema.

216.	Master Digital Cinema and Administrative Agreement, dated as of March 14, 2011, by and between Access Digital Cinema Phase 2, Corp. and Polson Theatres, Inc.

217.	Master Digital Cinema and Administrative Agreement, dated as of September 10, 2010, by and between Access Digital Cinema Phase 2, Corp. and Prime Cinemas Red Bluff, LP.

218.	Master Digital Cinema and Administrative Agreement, dated as of January 11, 2011, by and between Access Digital Cinema Phase 2, Corp. and Rainbow Cinemas, LLC.

219.	Master Digital Cinema and Administrative Agreement, dated as of December 4, 2009, by and between Access Digital Cinema Phase 2, Corp. and RC Theatres Management Corporation.

220.	Master Digital Cinema and Administrative Agreement, dated as of September 30, 2012, by and between Access Digital Cinema Phase 2, Corp. and Consolidated Cinema Services, LLC.

221.	Master Digital Cinema and Administrative Agreement, dated as of January 12, 2011, by and between Access Digital Cinema Phase 2, Corp. and Regency Cinema LLC.

222.
Master Digital Cinema and Administrative Agreement, dated as of August 22, 2011, amended by Amendment No. 1 to Master Digital Cinema and Administrative Agreement dated as of June 5, 2012, by and between Access Digital cinema Phase 2, Corp. and Rio Entertainment, Inc.

223.	Master Digital Cinema and Administrative Agreement, dated as of May 9, 2012, by and between Access Digital Cinema Phase 2, Corp. and Rio Theatre.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

224.	Master Digital Cinema and Administrative Agreement, dated as of February 10, 2011, by and between Access Digital Cinema Phase 2, Corp. and Donald J. Laughlin d/b/a Riverside Resort & Casino.

225.	Master Digital Cinema and Administrative Agreement, dated as of May 17, 2011, by and between Access Digital Cinema Phase 2, Corp. and Rogers Cinema Inc.

226.
Master Digital Cinema and Administrative Agreement, dated as of February 28, 2011, amended by Amendment No. 1 to Master Digital Cinema and Administrative Agreement dated as of September 15, 2012, by and between Access Digital cinema Phase 2, Corp. and Santikos Theatres Operations, Ltd.

227.
Master Digital Cinema and Administrative Agreement, dated as of September 30, 2010, amended by Amendment No. 1 to Master Digital Cinema and Administrative Agreement dated as of May 18, 2012, by and between Access Digital cinema Phase 2, Corp. and Schulman Partners Ltd.

228.	Master Digital Cinema and Administrative Agreement, dated as of September 28, 2010, by and between Access Digital Cinema Phase 2, Corp. and Schulman Theatres Inc.

229.	Master Digital Cinema and Administrative Agreement, dated as of September 25, 2012, by and between Access Digital Cinema Phase 2, Corp. and Seaford Boston Cinema, LLC.

230.	Master Digital Cinema and Administrative Agreement, dated as of January 24, 2011, by and between Access Digital Cinema Phase 2, Corp. and Sequoyah 8, LLC.

231.	Master Digital Cinema and Administrative Agreement, dated as of September 25, 2012, by and between Access Digital Cinema Phase 2, Corp. and Seymour Cinemas, Inc.

232.	Master Digital Cinema and Administrative Agreement, dated as of August 25, 2010, by and between Access Digital Cinema Phase 2, Corp. and North Park Cinemas, Inc. d/b/a Showplace Cinemas.

233.	Master Digital Cinema and Administrative Agreement, dated as of January 30, 2012, by and between Access Digital Cinema Phase 2, Corp. and Showtime Cinemas LLC.

234.	Master Digital Cinema and Administrative Agreement, dated as of October 8, 2010, by and between Access Digital Cinema Phase 2, Corp. and Somerset Cinemas, LLC.

235.	Master Digital Cinema and Administrative Agreement, dated as of February 29, 2012, by and between Access Digital Cinema Phase 2, Corp. and South Branch Inn, Inc.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

236.	Master Digital Cinema and Administrative Agreement, dated as of September 25, 2012, by and between Access Digital Cinema Phase 2, Corp. and South Kingstown Cinemas, LLC.

237.	Master Digital Cinema and Administrative Agreement, dated as of January 24, 2011, by and between Access Digital Cinema Phase 2, Corp. and Southgate 6, LLC.

238.	Master Digital Cinema and Administrative Agreement, dated as of January 21, 2012, by and between Access Digital Cinema Phase 2, Corp. and Spring Theatres, LLC.

239.	Master Digital Cinema and Administrative Agreement, dated as of November 30, 2011, by and between Access Digital Cinema Phase 2, Corp. and St. Croix Falls Cinema LLC.

240.	Master Digital Cinema and Administrative Agreement, dated as of July 30, 2010, by and between Access Digital Cinema Phase 2, Corp. and Star Village LP.

241.	Master Digital Cinema and Administrative Agreement, dated as of July 5, 2012, by and between Access Digital Cinema Phase 2, Corp. and Stars Motion Pictures Corp.

242.
Master Digital Cinema and Administrative Agreement, dated as of May 13, 2011, amended by Amendment No. 1 to Master Digital Cinema and Administrative Agreement dated as of January 18, 2012, as further amended by Amendment No. 2 to Master Digital Cinema and Administrative Agreement dated as of June 5, 2012, as further amended by Amendment No. 3 to Master Digital Cinema and Administrative Agreement, and as further amended by Amendment No. 4 to Master Digital Cinema and Administrative Agreement dated as of September 28, 2012, by and between Access Digital Cinema Phase 2, Corp. and Movie Grill Concepts I, Ltd. d/b/a Studio Movie Grill-Plano.

243.	Master Digital Cinema and Administrative Agreement, dated as of October 10, 2010, by and between Access Digital Cinema Phase 2, Corp. and Sturgeon Bay Cinema, Inc.

244.	Master Digital Cinema and Administrative Agreement, dated as of January 20, 2011, by and between Access Digital Cinema Phase 2, Corp. and Suick Theatres of WI. Ashland Inc.

245.	Master Digital Cinema and Administrative Agreement, dated as of January 16, 2012, by and between Access Digital Cinema Phase 2, Corp. and The Movies, Millerton Inc. d/b/a The Moviehouse.

246.	Master Digital Cinema and Administrative Agreement, dated as of September 27, 2012, by and between Access Digital Cinema Phase 2, Corp. and The Patriot Cinemas, Inc.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

247.	Master Digital Cinema and Administrative Agreement, dated as of January 20, 2011, by and between Access Digital Cinema Phase 2, Corp. and Tim Suick d/b/a Palace Theatre.

248.	Master Digital Cinema and Administrative Agreement, dated as of January 3, 2012, by and between Access Digital Cinema Phase 2, Corp. and Town Hall Theatre.

249.	Master Digital Cinema and Administrative Agreement, dated as of January 18, 2012, by and between Access Digital Cinema Phase 2, Corp. and Town Theaters, Inc.

250.	Master Digital Cinema and Administrative Agreement, dated as of July 12, 2010, by and between Access Digital Cinema Phase 2, Corp. and Tri-County Cineplex, LLC.

251.	Master Digital Cinema and Administrative Agreement, dated as of September 21, 2012, by and between Access Digital Cinema Phase 2, Corp. and Trivett Enterprises Inc.

252.	Master Digital Cinema and Administrative Agreement, dated as of February 11, 2010, by and between Access Digital Cinema Phase 2, Corp. and Times Square Cinema LLC.

253.	Master Digital Cinema and Administrative Agreement, dated as of February 27, 2012, by and between Access Digital Cinema Phase 2, Corp. and Interstate Amusement Inc.

254.	Master Digital Cinema and Administrative Agreement, dated as of May 1, 2012, by and between Access Digital Cinema Phase 2, Corp. and Tygart Valley Cinemas.

255.	Master Digital Cinema and Administrative Agreement, dated as of August 8, 2012, by and between Access Digital Cinema Phase 2, Corp. and Rolling Hills Silver Spur Pickford Theater LLC.

256.
Master Digital Cinema and Administrative Agreement, dated as of August 10, 2011, amended by Amendment No. 1 to Master Digital Cinema and Administrative Agreement dated as of September 25, 2012, by and between Access Digital cinema Phase 2, Corp. and United Entertainment Corp.

257.	Master Digital Cinema and Administrative Agreement, dated as of March 21, 2012, by and between Access Digital Cinema Phase 2, Corp. and CTC North LLC d/b/a Vilas Cinema.

258.	Master Digital Cinema and Administrative Agreement, dated as of November 29, 2011, by and between Access Digital Cinema Phase 2, Corp. and Village Center Cinemas LLC.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

259.	Master Digital Cinema and Administrative Agreement, dated as of November 29, 2011, by and between Access Digital Cinema Phase 2, Corp. and Village Center Cinemas Moscow LLC.

260.	Master Digital Cinema and Administrative Agreement, dated as of November 29, 2011, by and between Access Digital Cinema Phase 2, Corp. and Village Center Theatres LLC.

261.	Master Digital Cinema and Administrative Agreement, dated as of April 16, 2012, by and between Access Digital Cinema Phase 2, Corp. and Village Theatre LLC.

262.	Master Digital Cinema and Administrative Agreement, dated as of May 31, 2012, by and between Access Digital Cinema Phase 2, Corp. and Village Theatres, Inc.

263.
Master Digital Cinema and Administrative Agreement, dated as of January 31, 2011, amended by Amendment No. 1 to Master Digital Cinema and Administrative Agreement dated as of September 13, 2011, by and between Access Digital cinema Phase 2, Corp. and VSS-Southern Theatres LLC.

264.
Master Digital Cinema and Administrative Agreement, dated as of March 25, 2011, amended by Amendment No. 1 to Master Digital Cinema and Administrative Agreement dated as of May 30, 2012, by and between Access Digital cinema Phase 2, Corp. and Wehrenberg, Inc.

265.	Master Digital Cinema and Administrative Agreement, dated as of April 27, 2010, by and between Access Digital cinema Phase 2, Corp. and Siroc Inc. d/b/a West Orange 5.

266.
Master Digital Cinema and Administrative Agreement, dated as of May 3, 2011, amended by Amendment No. 1 to Master Digital Cinema and Administrative Agreement dated as of May 18, 2012, by and between Access Digital Cinema Phase 2, Corp. and Westates Theatres, Inc.

267.	Master Digital Cinema and Administrative Agreement, dated as of November 29, 2010, by and between Access Digital cinema Phase 2, Corp. and Worldgate Cinema, LLC.

268.	Master Digital Cinema and Administrative Agreement, dated as of May 17, 2012, by and between Access Digital cinema Phase 2, Corp. and York River Crossing Cinemas, LLC.

269.	Master Digital Cinema and Administrative Agreement, dated as of March 1, 2011, by and between Access Digital cinema Phase 2, Corp. and South Hadley’s Tower Theaters, LLC.

270.	Master License Agreement, dated as of April 11, 2006, by and between Christie/AIX, Inc., as licensor, and ADM Cinema Corporation, a Delaware corporation, as licensee.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

271.
Master License Agreement, dated as of October 23, 2005, by and between Christie/AIX, Inc., as licensor, and American Cinemas Group, Inc., a California corporation, as licensee, and as amended by two amendments, both dated September 17, 2007.

272.	Master License Agreement, dated as of December 16, 2005, by and between Christie/AIX, Inc., as licensor, and Carmike Cinemas, Inc., a Delaware corporation, as licensee.

273.	Master License Agreement, dated as of October 17, 2005, by and between Christie/AIX, Inc., as licensor, and CH Canton, LLC d/b/a Emagine Canton, a Michigan limited liability company, as licensee.

274.	Master License Agreement, dated as of October 17, 2005, by and between Christie/AIX, Inc., as licensor, and CH Novi, LLC d/b/a Emagine Novi, a Michigan limited liability company, as licensee.

275.	Master License Agreement, dated as of October 17, 2005, by and between Christie/AIX, Inc., as licensor, and Cinema Hollywood, LLC, a Michigan limited liability company, as licensee.

276.	Master License Agreement, dated as of January 6, 2006 by and between Christie/AIX, Inc., as licensor, and Cinetopia LLC, as licensee.

277.
Master License Agreement, dated as of March 15, 2006, by and between Christie/AIX, Inc., as licensor, and Galaxy Theatres, LLC, a California limited liability company, as licensee, as amended July 3, 2007.

278.
Master License Agreement, dated as of October 23, 2005, by and between Christie/AIX, Inc., as licensor, and Movie Gems, Inc., a California corporation, as licensee, as amended September 17, 2007, April 30, 2008, and November 30, 2008.

279.
Master License Agreement, dated as of June 30, 2006, by and between Christie/AIX, Inc., as licensor, and Rave Reviews Cinemas, L.L.C., a Delaware limited liability company, as licensee, as amended on April, 2007, September 9, 2008, October 23, 2008, October 5, 2011, and November 15, 2012 and the Side Letter Agreement by and among Rave Cinemas, LLC, Rave Reviews Cinemas, L.L.C., and Cinedigm Digital Funding I, LLC dated as of November 16, 2012.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

280.
Master License Agreement, dated as of September 18, 2006, by and between Christie/AIX, Inc., as licensor, and Cinema West, LLC, a California limited liability company, as licensee, as amended November 26, 2008, and the Assignment and Consent by and among Cinema West, LLC, Sonoma Motion Picture Company, LLC, Christie/AIX, Inc., and Cinedigm Digital Funding I, LLC dated as of May 11, 2012.

281.	Christie/AIX, Inc., as licensor, and Loeks Theaters, Inc., a Michigan corporation, as licensee, as amended July 26, 2007.

282.	Master License Agreement, dated as of May 1, 2007, by and between Christie/AIX, Inc., as licensor, and Neighborhood Cinema Corporation, Inc., a Michigan corporation, as licensee.

283.	Master License Agreement, dated as of May 9, 2007, by and between Christie/AIX, Inc., as licensor, and Marquee Cinemas, Inc., a Delaware, as licensee, as amended June 16, 2008 and May 4, 2009.

284.	Master License Agreement, dated as of July 19, 2007, by and between Christie/AIX, Inc., as licensor, and North Park Cinemas Inc., an Indiana corporation, as licensee.

285.	Master License Agreement, dated as of July 26, 2007, by and between Christie/AIX, Inc., as licensor, and Allen Theatres, Inc., a New Mexico corporation, as licensee.

286.	Master License Agreement, dated as of August 2, 2007, by and between Christie/AIX, Inc., as licensor, and MJR Group LLC, a Michigan limited liability company, as licensee, as amended on the same date.

287.
Master License Agreement, dated as of September 4, 2007, by and among Christie/AIX, Inc., as licensor, Albert Saluan, Guarantor, Atlas Cinema, Inc., an Ohio corporation, Atlas Cinemas Great Lakes Mall, Inc., an Ohio corporation, and Lake Theatre, Inc., as Ohio corporation, collectively, as licensees.

288.	Master License Agreement, dated as of October 3, 2007, by and between Christie/AIX, Inc., as licensor, and Metroplex Theatres, LLC, a California limited liability company, as licensee.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

289.	Master License Agreement, dated as of July 5, 2007, by and between Christie/AIX, Inc., as licensor, and Galaxy Carson City, LLC, a Nevada limited liability company, as licensee.

290.	Master License Agreement, dated as of January 14, 2008, by and between Christie/AIX, Inc., as licensor, and Galaxy Gig Harbor, LLC, a Delaware limited liability company, as licensee.

291.	Master License Agreement, dated as of September 25, 2007, by and between Christie/AIX, Inc., as licensor, and Liberty Science Center, a New Jersey non-profit corporation, as licensee.

292.	Master License Agreement, dated as of November 15, 2012, by and between Cinedigm Digital Funding I, LLC, as licensor, and Carmike Cinemas, Inc., a Delaware corporation, as licensee.

293.	Master License Agreement, dated as of December 13, 2012, by and between Cinedigm Digital Funding I, LLC, as licensor, and Start Media/Digiplex, LLC, a Delaware limited liability company as licensee.

294.	Master License Agreement dated as of September 24, 2012, between CDF2 Holdings, LLC and Storyteller Theatres Corporation.

295.	Master License Agreement dated as of July 12, 2011 between CDF2 Holdings, LLC and Marcus Theatres Corporation.

296.	Amendment No. 1 to Master License Agreement dated as of April 12, 2012, between CDF2 Holdings, LLC and Marcus Theatres Corporation.

297.	Amendment No. 2 to Master License Agreement dated as of April 19, 2012, between CDF2 Holdings, LLC and Marcus Theatres Corporation.

298.	Amendment No. 3 to Master License Agreement dated as of September 28, 2012, between CDF2 Holdings, LLC and Marcus Theatres Corporation.

299.	Master License Agreement, dated as of September 24, 2012, between CDF2 Holdings, LLC and Storyteller Theatres Corporation.

300.
Amended and Restated Master License Agreement, dated as of September 28, 2011, as amended by Amendment to Amended and Restated Master License Agreement dated as of December 7, 2011, as further amended by Amendment No.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

2 to Amended and Restated Master License Agreement dated October 18, 2012, between CDF2 Holdings, LLC and Dickinson Theatres, Inc.

301.	Amended and Restated Master License Agreement, dated as of November 5, 2011, between CDF2 Holdings, LLC and Meadville Cinema, LP.

302.
Master License Agreement, dated as of June 28, 2012, between CDF2 Holdings, LLC and Muller Family Theatres of Delano, LLC, Muller Family Theatres of Willow Creek, LLC, Muller Family Theatres of Lakeville, LLC, Muller Family Theatres of Waconia, LLC, Muller Family Theatres of East Bethel, LLC, Muller Family Theatres of Monticello, LLC, Muller Family Theatres of White Bear Township, LLC and Muller Family Theatres of Rogers, LLC.

303.	Master License Agreement, dated as of December 14, 2011, between CDF2 Holdings, LLC and Ridge Cinema, Inc.

304.	Master License Agreement, dated as of December 15, 2011, between CDF2 Holdings, LLC and Gem Theatre, Inc.

305.	Master License Agreement, dated as of November 4, 2011, between CDF2 Holdings, LLC and Morehead Cinemas, LLC.

306.	Master License Agreement, dated as of February 9, 2012, as amended by Amendment No. 1 to Master License Agreement dated May 2, 2012, between CDF2 Holdings, LLC and Zyacorp Entertainment I, LLC.

307.	Master License Agreement, dated May 2, 2012, between CDF2 Holdings, LLC and Zyacorp Entertainment II, LLC.

308.	Master License Agreement, dated as of August 21, 2012, between CDF2 Holdings, LLC and Waterworks Theatres, Inc. and Country Club Cinemas, Inc.

309.	Master License Agreement, dated as of March 2, 2012, between CDF2 Holdings, LLC and Rave Cinemas, LLC.

310.	Master License Agreement, dated as of April 17, 2012, between CDF2 Holdings, LLC and The Carolina Asheville LLC.

311.	Master License Agreement, dated as of April 17, 2012, between CDF2 Holdings, LLC and Crownpoint Realty LLC.

312.
Master License Agreement, dated as of June 14, 2012, as amended by Amendment No. 1 to Master License Agreement dated August 30, 2012, as amended further by Amendment No. 2 to Master License Agreement dated September 28, 2012, between CDF2 Holdings, LLC and Wallace Theater Holdings, Inc.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

313.	Master License Agreement, dated as of August 30, 2012, between CDF2 Holdings, LLC and Wallace Theaters Management Corporation and Wallace Theater Holdings, Inc.

314.	Amended and Restated Master License Agreement, dated as of January 10, 2013, between Cinedigm Digital Funding 2, LLC and Metropolitan Theatres Corporation.

315.	Master License Agreement, dated as of September 28, 2012, between CDF2 Holdings, LLC and Blue Wing Enterprises, L.L.C.

316.	Master License Agreement, dated as of August 22, 2012, between CDF2 Holdings, LLC and Atlas Cinemas Eastgate LLC.

317.	Master License Agreement, dated as of September 11, 2012, between CDF2 Holdings, LLC and Premiere Theaters LLC.

(ii) All Service Agreements:

Phase I Service Agreements:

1.	Digital Cinema Service Agreement, dated as of April 11, 2006, by and between ADM Cinema Corporation, a Delaware corporation, and Christie Digital Systems USA, Inc., a California corporation.

2.	Digital Cinema Service Agreement, dated as of October 21, 2005, by and between American Cinemas, Inc. and Christie Digital Systems USA, Inc., a California corporation.

3.	Digital Cinema Service Agreement, dated as of December 16, 2005, by and between Carmike Cinemas, Inc., a Delaware corporation and Christie Digital Systems USA, Inc., a California corporation.

4.
Digital Cinema Service Agreement, dated as of October 17, 2005, by and between CH Canton, LLC d/b/a Emagine Canton, a Michigan limited liability company, and Christie Digital Systems USA, Inc., a California corporation.

5.
Digital Cinema Service Agreement, dated as of October 17, 2005, by and between CH Novi, LLC d/b/a Emagine Novi, a Michigan limited liability company, and Christie Digital Systems USA, Inc., a California corporation.

6.
Digital Cinema Service Agreement, dated as of October 17, 2005, by and between Cinema Hollywood, LLC, a Michigan limited liability company, and Christie Digital Systems USA, Inc., a California corporation.

7.	Digital Cinema Service Agreement, dated as of January 4, 2006, by and between Cinetopia LLC, a Washington limited liability company, and Christie Digital Systems USA, Inc., a California corporation.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

8.
Digital Cinema Service Agreement, dated as of March 15, 2006, by and between Galaxy Theatres, LLC, a California limited liability company, and Christie Digital Systems USA, Inc., a California corporation.

9.	Digital Cinema Service Agreement, dated as of October 21, 2005, by and between Movie Gems, Inc. and Christie Digital Systems USA, Inc., a California corporation.

10.	Digital Cinema Service Agreement, dated as of June 30, 2006, by and between Rave Reviews Cinemas, LLC, a Delaware corporation, and Christie Digital Systems USA, Inc., a California corporation.

11.	Digital Cinema Service Agreement, dated as of July 26, 2007, by and between Allen Theatres, Inc., a New Mexico corporation, and Christie Digital Systems USA, Inc., a California corporation.

12.	Digital Cinema Service Agreement, dated as of February 13, 2007, by and between Loeks Theatres, Inc., a Michigan corporation, and Christie Digital Systems USA, Inc., a California corporation.

13.
Digital Cinema Service Agreement, dated as of April 16, 2007, by and between Galaxy Carson City, LLC, a Nevada limited liability company, and Christie Digital Systems USA, Inc., a California corporation.

14.
Digital Cinema Service Agreement, dated as of January 14, 2008, by and between Galaxy Gig Harbor, LLC, a Delaware limited liability company, and Christie Digital Systems USA, Inc., a California corporation.

15.
Digital Cinema Service Agreement, dated as of October 2, 2007, by and between Metroplex Theatres, LLC, a California limited liability company, and Christie Digital Systems USA, Inc., a California corporation.

16.	Digital Cinema Service Agreement, dated as of March 2007, by and between Marquee Cinemas Inc., a Delaware corporation, and Christie Digital Systems USA, Inc., a California corporation.

17.
Digital Cinema Service Agreement, dated August 2, 2007, by and between MJR Group LLC, a Michigan limited liability company doing business as MJR Theatres, and Christie Digital Systems USA, Inc., a California corporation.

18.	Digital Cinema Service Agreement, dated June, 2007, by and between North Park Cinemas Inc., an Indiana corporation, and Christie Digital Systems USA, Inc., a California corporation.

19.	Digital Cinema Service Agreement, dated September 4, 2007, by and between Atlas Cinema, Inc., an Ohio corporation, and Christie Digital Systems USA, Inc., a California corporation.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

20.	Digital Cinema Service Agreement, dated September 4, 2007, by and between Atlas Cinemas Great Lakes Mall, Inc., an Ohio corporation, and Christie Digital Systems USA, Inc., a California corporation.

21.	Digital Cinema Service Agreement, dated September 20, 2006, by and between Cinema West LLC, a California LLC, and Christie Digital Systems USA, Inc., a California corporation.

22.	Digital Cinema Service Agreement, dated September 4, 2007, by and between Lake Theatre, Inc., an Ohio corporation, and Christie Digital Systems USA, Inc., a California corporation.

23.
Digital Cinema Service Agreement, dated September 25, 2007, by and between Liberty Science Center, a New Jersey non-profit corporation, and Christie Digital Systems USA, Inc., a California corporation.

24.	Digital Cinema Service Agreement, dated March, 2007, by and between Neighborhood Cinema Corporation, Inc., a Michigan corporation, and Christie Digital Systems USA, Inc., a California corporation.

Phase II Service Agreements:

1.	Basic Service Agreement dated as of September 26, 2011, between Marcus Theatres Corporation and Strong Technical Services, Inc.

2.	Basic Service Agreement, dated as of September 26, 2011, by and between Marcus Theatres Corporation and Strong Technical Services, Inc.

3.	Basic Service Agreement, dated as of February 1, 2012, by and between Dickinson Theatres and Strong Technical Services, Inc.

4.	Equipment Warranty and Support Agreement, dated as of December 5, 2011 by and between Morehead Cinemas, LLC and Barco, Inc.

5.	Equipment Warranty and Support Agreement, dated as of March, 2012, by and between Gem, Inc. and Strong Technical Services, Inc.

6.	Basic Service Agreement, dated as of March 1, 2012, by and between Muller Family Theatres and Strong Technical Services, Inc.

7.	Exhibitor Service Agreement, dated as of December 18, 2012, by and between Ridge Cinema 8 and Strong Technical Services, Inc.

8.	Equipment Warranty and Support Agreement, dated as of March 28, 2012, amended as of August 31, 2012, by and between Country Club Cinemas, Inc. and Barco, Inc.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

9.	Equipment Warranty and Support Agreement, dated as of March 30, 2012, by and between Rave Cinemas, LLC and Barco, Inc.

10.	Exhibitor Services Agreement, dated as of April 17, 2012, by and among Carolina Asheville LLC, Crownpoint Realty LLC and Strong Technical Services, Inc.

11.	Equipment Warranty and Support Agreement, dated as of August, 2012, by and between Atlas Cinemas Eastgate LLC and Barco, Inc.

12.	Equipment Warranty and Support Agreement, dated as of September 4, 2012, by and between Premiere Theatres LLC and Barco, Inc.

(iii)  All Digital Cinema Deployment Agreements

Phase I Digital Cinema Deployment Agreements:

1.
Digital Cinema Deployment Agreement, dated as of August 1, 2005, by and among Buena Vista Pictures Distribution, as distributor, Christie/AIX, Inc. and Christie Digital Systems USA, Inc., as amended on February 2006, effective as of August 1, 2005, by two subsequent amendments, both dated July 6, 2006, effective as of August 1, 2005, and by an amendment dated September 24, 2007, effective as of August 1, 2005.

2.	Digital Cinema Access Agreement, dated as of November 21, 2005, by and between Sony Pictures Releasing Corporation, as distributor, and Christie/AIX, Inc., as amended on July 27, 2006.

3.	Digital Cinema Deployment Agreement, dated as of October 12, 2005, by and between Twentieth Century Fox Film Corporation, as distributor, and Christie/AIX, Inc, as amended on June 30, 2006.

4.	Digital Cinema Agreement, dated as of October 25, 2005, by and between Universal City Studios LLLP, a Delaware corporation, as distributor, and Christie/AIX, Inc, as amended on July 25, 2007.

5.	Digital Cinema Agreement, dated as of April 19, 2006, by and between Warner Bros. Entertainment Inc., a Delaware corporation, as distributor, and Christie/AIX, Inc.

6.	Digital Cinema Agreement, dated as of January 1, 2007, by and between Paramount Pictures Corporation, a Delaware corporation, as distributor, and Christie/AIX, Inc.

7.	Digital Cinema Agreement, dated as of May 7, 2008, by and between Lions Gate Films Inc., a Delaware corporation, as distributor, and Christie/AIX, Inc., as amended on May 7, 2008.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

8.
Digital Cinema Agreement, dated as of March 24, 2009, by and between Metro-Goldwyn-Mayer Distribution Co., a division of Metro-Goldwyn-Mayer Studios Inc., a Delaware corporation, as distributor, and Christie/AIX, Inc.

9.
Digital Cinema Agreement, dated as of September 4, 2008, by and between Overture Films, LLC, a Delaware limited liability company, and Christie/AIX, Inc., as assigned pursuant to that Consent to Assignment and Assumption Agreement, dated as of November 1, 2010 among Cinedigm Digital Cinema Corp. (as successor-in-interest to Christie/AIX, Inc. and Access Digital Cinema Phase 2, Corp.), Overture Films, LLC and RML Distribution Domestic, LLC.

10.	Digital Cinema Agreement, dated as of August 1, 2010, by and between The Weinstein Company LLC, a Delaware limited liability company, and Cinedigm Digital Funding I, LLC.

Phase II Digital Cinema Deployment Agreements:

1.
Digital Cinema Deployment Agreement, dated as of March 7, 2008, by and among Twentieth Century Fox Film Corporation, Cinedigm Digital Cinema Corp. (f/k/a Access Integrated Technologies, Inc.) and Access Digital Cinema Phase 2, Corp., as amended by Amendment No. 1 to Digital Cinema Deployment Agreement dated February 25, 2009, as further amended by Amendment No. 2 to Digital Cinema Deployment Agreement dated June 17, 2010.

2.
Digital Cinema Deployment Agreement, dated as of March 10, 2008, by and between Paramount Pictures Corporation and Access Digital Cinema Phase 2, Corp., as amended by Amendment No. 1 to Digital Cinema Deployment Agreement dated July 8, 2010.

3.
Digital Cinema Deployment Agreement, dated as of February 16, 2009, by and among Columbia Pictures Industries, Inc., Sony Pictures Releasing Corporation, Cinedigm Digital Cinema Corp. (f/k/a Access Integrated Technologies, Inc.) and Access Digital Cinema Phase 2, Corp., as amended and restated by First Amended and Restated Digital Cinema Deployment Agreement dated as of July 28, 2011, by and among Columbia Pictures Industries, Inc., Sony Pictures Releasing Corporation, Cinedigm Digital Cinema Corp. (f/k/a Access Integrated

Technologies, Inc.) and Access Digital Cinema Phase 2, Corp., as amended by  Amendment No. 2 dated April 13, 2012.

4.	Digital Cinema Deployment Agreement, dated as of October 23, 2009, by and between Warner Bros. Entertainment Inc. and Access Digital Cinema Phase 2, Corp.

5.
Digital Cinema Screen Management Agreement, dated as of March 10, 2008, by and between Universal Film Exchanges LLP and Access Digital Cinema Phase 2, Corp., as amended by Amendment No. 1 to Digital Cinema Screen Management Agreement dated February 12, 2009, and as further amended by Amendment No.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

2 to Digital Cinema Screen Management Agreement dated August 30, 2010, and as further amended by Amendment No. 3 to Digital Cinema Screen Management Agreement dated April 15, 2011.

6.
Digital Cinema Domestic Deployment Agreement, dated as of March 10, 2008, among Walt Disney Studios Motion Pictures, Access Digital Cinema Phase 2, Corp. and Cinedigm Digital Cinema Corp. (f/k/a Access Integrated Technologies, Inc.), as amended by Amendment No. 1 to Digital Cinema Domestic Deployment Agreement dated as of January 30, 2009, as further amended by Amendment No. 2 to Digital Cinema Domestic Deployment Agreement dated as of May 21, 2010, as further amended by Amendment No. 3 to Digital Cinema Domestic Deployment Agreement dated as of September 14, 2010.

7.	Digital Cinema Deployment Agreement, dated as of October 13, 2008, by and between Lions Gate Films Inc. and Access Digital Cinema Phase 2, Corp.

8.	Digital Cinema Deployment Agreement, dated as of October 23, 2009, by and between Overture Films, LLC and Access Digital Cinema Phase 2, Corp.

9.	Digital Cinema Deployment Agreement, dated as of April 28, 2011 by and between Equinoxe Films and Access Digital Cinema Phase 2, Corp.

(iv) All Management Services Agreements:

The Phase I MSAs:

1.	Amended and Restated Management and Services Agreement, dated as of February 28, 2013, between Cinedigm Digital Cinema Corp., as manager and Cinedigm Digital Funding I, LLC.

2.	Back-Up Servicer Agreement, dated as of February 28, 2013, between Cinedigm Digital Funding I, LLC and Christie Digital Systems, USA, Inc.

The Phase II Australia MSA:

3.	Management Services Agreement, dated as of February 28, 2013, between Cinedigm Digital Cinema Australia Pty Ltd. and Cinedigm DC Holdings, LLC, as manager.

The Phase II Exhibitor/Buyer MSA:

4.	Management Services Agreement (Exhibitor Buyer/ Drive-in Program) dated as of February 28, 2013, between Access Digital Cinema Phase 2, Corp. and Cinedigm DC Holdings, LLC, as manager.

The Phase II Caribbean MSA:

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

5.	Management Services Agreement (Caribbean Program) dated as of February 28, 2013, between Access Digital Cinema Phase 2, Corp. and Cinedigm DC Holdings, LLC, as manager.

The Phase II KBC MSA:

6.	Management Services Agreement, dated as of February 28, 2013, by and between Access Digital Cinema Phase 2, B/AIX Corp. and Cinedigm DC Holdings, LLC, as manager.

The Phase II SocGen MSA:

7.	Management Services Agreement, dated as of October 18, 2011, by and among Cinedigm Digital Funding 2, LLC, CDF2 Holdings, LLC and Cinedigm Digital Cinema Corp., as administrative servicer.

(v) All IP Licenses

1.	Amended and Restated Software License Agreement, dated February 28, 2013, by and between Cinedigm Digital Funding I, LLC and Access Digital Media, Inc.

2.	Amended and Restated Software License Agreement, dated February 28, 2013 by and between Cinedigm Digital Funding I, LLC and Hollywood Software, Inc.

3.	Amended and Restated Software License Agreement, dated February 28, 2013, by and between Access Digital Media, Inc. and Société Générale.

4.	Software License Agreement, dated as of October 18, 2011, by and among Access Digital Media, Inc., Cinedigm Digital Funding 2, LLC and CDF2 Holdings, LLC.

5.	Software License Agreement, dated as of October 18, 2011, by and among Hollywood Software, Inc., Cinedigm Digital Funding 2, LLC and CDF2 Holdings, LLC.

(vi) All Intercompany Agreements

1.	Amended and Restated Management Services Agreement, dated February 28, 2013 by and between Cinedigm Digital Funding I, LLC and Cinedigm Digital Cinema Corp.

2.	Sale and Contribution Agreement, dated May 6, 2010, by and between Cinedigm Digital Funding I, LLC and Christie/AIX, Inc.

3.	Amended and Restated Software License Agreement, dated February 28, 2013, by and between Cinedigm Digital Funding I, LLC and Access Digital Media, Inc.

4.	Amended and Restated Software License Agreement, dated February 28, 2013 by and between Cinedigm Digital Funding I, LLC and Hollywood Software, Inc.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

5.	Assignment and Assumption Agreement dated as of May 6, 2010, by and between Cinedigm Digital Funding I, LLC and Christie/AIX, Inc.

6.
Termination Agreement, dated as of May  6, 2010 between Christie/AIX, Inc. and Cinedigm Digital Cinema Corp. (f/k/a Access Integrated Technologies, Inc.), relating to that Servicing Agreement, dated as of July 1, 2009, by and between Cinedigm Digital Cinema Corp., a Delaware corporation and Christie/AIX, Inc., a Delaware corporation.

7.
Termination Agreement, dated as of May 6, 2010, between Access Digital Media, Inc. and Christie/AIX, Inc. relating to that Amended and Restated Software License Agreement, dated as of July 15, 2006, by and between Access Digital Media, Inc., as licensor, and Christie/AIX, Inc., as licensee.

8.
Termination Agreement, dated as of May  6, 2010 between Christie/AIX, Inc. and Cinedigm Digital Cinema Corp. (f/k/a Access Integrated Technologies, Inc.), relating to that Sublease Agreement, dated as of July 1, 2006, by and between Access Integrated Technologies, Inc., a Delaware corporation, as sublessor, and Christie/AIX, Inc., a Delaware corporation, as sublessee.

9.	Management Services Agreement, dated as of October 18, 2011, by and among Cinedigm Digital Funding 2, LLC, CDF2 Holdings, LLC and Cinedigm Digital Cinema Corp.

10.	Sale and Contribution Agreement, dated as of October 18, 2011, by and among Access Digital Cinema Phase 2, Corp., Cinedigm Digital Funding 2, LLC and CDF2 Holdings, LLC.

11.	Software License Agreement dated as of October 18, 2011, by and among Access Digital Media, Inc., Cinedigm Digital Funding 2, LLC, and CDF2 Holdings, LLC.

12.	Software License Agreement dated as of October 18, 2011, by and among Hollywood Software, Inc., Cinedigm Digital Funding 2, LLC and CDF2 Holdings, LLC.

13.	Assignment and Assumption Agreement, dated as of October 18, 2011, among Cinedigm Digital Cinema Corp., Access Digital Cinema Phase 2, Corp. and CDF2 Holdings, LLC.

14.	Assignment and Assumption Agreement, dated as of October 18, 2011, between CDF2 Holdings, LLC, and Cinedigm Digital Funding 2, LLC.

 (vii) All Principal “Loan Documents” (as defined in the CDF1 Credit Agreement);

1.
Amended and Restated Credit Agreement, dated as of February 28, 2013, is entered into among Cinedigm Digital Funding I, LLC, the Lenders party thereto, and Société Générale, as Administrative Agent and Collateral Agent.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

2.
Amended and Restated Guaranty and Security Agreement dated as of February 28, 2013, by Cinedigm Digital Funding I, LLC, and each other Grantor party thereto, in favor of Société Générale, as Collateral Agent for the Lenders and each other Secured Party.

3.	Amended and Restated Pledge Agreement, dated as of February 28, 2013 by and between Christie/AIX, Inc. and Société Générale.

4.	Amended and Restated Pledge Agreement, dated as of February 28, 2013, by and between Access Digital Media, Inc. and Société Générale.

5.
Blocked Account Control Agreement, dated as of May 6, 2010, by and among Cinedigm Digital Funding I, LLC, General Electric Capital Corporation and JPMorgan Chase Bank, N.A., as assigned pursuant to that Assignment and Assumption of Liens and Security Interests dated as of August 22, 2011, by and between General Electric Corporation and Société Générale, New York Branch.

6.
Blocked Account Control Agreement, dated as of May 6, 2010, by and among Cinedigm Digital Funding I, LLC, General Electric Capital Corporation and JPMorgan Chase Bank, N.A., as assigned pursuant to that Assignment and Assumption of Liens and Security Interests dated as of August 22, 2011, by and between General Electric Corporation and Société Générale, New York Branch.

7.
Deposit Account Control Agreement, dated as of May 6, 2010, among Cinedigm Digital Funding I, LLC, General Electric Capital Corporation and Société Générale, New York Branch, as assigned pursuant to that Assignment and Assumption of Liens and Security Interests dated as of August 22, 2011, by and between General Electric Corporation and Société Générale, New York Branch.

8.
Deposit Account Control Agreement, dated as of May 6, 2010, among Cinedigm Digital Funding I, LLC, General Electric Capital Corporation and Société Générale, New York Branch, as assigned pursuant to that Assignment and Assumption of Liens and Security Interests dated as of August 22, 2011, by and between General Electric Corporation and Société Générale, New York Branch.

9.
Deposit Account Control Agreement, dated as of May 12, 2010, among Cinedigm Digital Funding I, LLC, General Electric Capital Corporation and Natixis, New York Branch, as assigned pursuant to that Assignment and Assumption of Liens and Security Interests dated as of August 22, 2011, by and between General Electric Corporation and Société Générale, New York Branch.

10.
Deposit Account Control Agreement, dated as of May 12, 2010, among Cinedigm Digital Funding I, LLC, General Electric Capital Corporation and Société Générale, New York Branch, as assigned pursuant to that Assignment and Assumption of Liens and Security Interests dated as of August 22, 2011, by and between General Electric Corporation and Société Générale, New York Branch.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

11.
Acknowledgement and Consent, dated as of May 6, 2010, by and among Cinedigm Digital Funding I, LLC, Cinedigm Digital Cinema Corp, Société Générale, New York Branch and General Electric Capital Corporation.

12.
Escrow Service Agreement, dated May 6, 2010, by and between General Electric Capital Corporation and Iron Mountain Intellectual Property Management, Inc. as amended by First Amendment to the Three-Party Master Beneficiary Escrow Agreement dated as of February  28, 2013 by and among Access Digital Media, Inc., Hollywood Software, Inc., Société Générale, New York Branch, and Iron Mountain Intellectual Property Management, Inc.

(viii) All Principal “Loan Documents” (as defined in the CDF2 Credit Agreement):

1.
Credit Agreement dated as of October 18, 2011, by and among Cinedigm Digital Funding 2, LLC, the Lenders party thereto, and Société Générale, New York Branch, as Administrative Agent and Collateral Agent.

a.
Corrective Amendment to Credit Agreement, dated as of February 29, 2012 by and between Cinedigm Digital Funding 2, LLC, and Société Générale, New York Branch, as Administrative Agent and Collateral Agent.

b.	Amendment No. 1 to Credit Agreement, dated as of March 28, 2012 by and among Cinedigm Digital Funding 2, LLC, the lenders party thereto, and Société Générale, New York Branch.

c.
Corrective Amendment to Credit Agreement, dated as of May 31, 2012, but effective as of December 31, 2011 by and between Cinedigm Digital Funding 2, LLC, and Société Générale, New York Branch, as Administrative Agent and Collateral Agent.

d.	Amendment No. 2 and Consent to Credit Agreement, dated as of October 19, 2012, Cinedigm Digital Funding 2, LLC and Société Générale, New York Branch, as Administrative Agent with the consent of the Required Lenders.

2.
Guaranty and Security Agreement, dated as of October 18, 2011, by Cinedigm Digital Funding 2, LLC, and each of the other Grantors, in favor of Société Générale, New York Branch, as collateral agent for the Lenders and each other Secured Party.

3.	Security Agreement, dated as of October 18, 2011, by and among CDF2 Holdings, LLC and Each Grantor party thereto and Société Générale, New York Branch.

4.	Security Agreement, dated as of October 18, 2011, by and among CHG-Meridian U.S. Finance, Ltd. and Société Générale, New York Branch.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

5.	Subordinated Promissory Note, dated as of October 18, 2011, executed by CDF2 Holdings, LLC in favor of Ballantyne Strong, Inc.

6.	Deposit Account Control Agreement, dated as of October 18, 2011, by and among Cinedigm Digital Funding 2, LLC, CDF2 Holdings, LLC and Société Générale, New York Branch.

7.	Deposit Account Control Agreement, dated as of October 18, 2011, by and among CDF2 Holdings, LLC, Société Générale, New York Branch and Société Générale.

8.	Deposit Account Control Agreement, dated as of October 18, 2011, by and among CHG-Meridian U.S. Finance, Ltd., Société Générale, New York Branch and Société Générale.

9.	Delayed Draw Term Loan Note, dated as of October 18, 2011, executed by Cinedigm Digital Funding 2, LLC in favor of TD Bank, N.A.

10.
Multiparty Agreement, dated as of October 18, 2011, by and among Cinedigm Digital Funding 2, LLC, Access Digital Cinema Phase 2, Corp., CDF2 Holdings, LLC, Cinedigm Digital Cinema Corp., CHG-Meridian U.S. Finance, Ltd., Société Générale, New York Branch and Ballantyne Strong, Inc.

11.
Amendment No. 1 to Multiparty Agreement, dated as of December 6, 2012 by and among Cinedigm Digital Funding 2, LLC,  Access Digital Cinema Phase 2, Corp.,  CDF2 Holdings, LLC, Cinedigm Digital Cinema Corp., CHG-MERIDIAN U.S. Finance, Ltd.,  and Société Générale, New York Branch.

12.	Initial Advance Term Loan Note, dated as of December 15, 2011, executed by Cinedigm Digital Funding 2, LLC in favor of NEC Financial Services, LLC.

13.	Non-Recourse Loan Agreement, dated as of October 18, 2011, by and among CHG-Meridian U.S. Finance, Ltd. and Cinedigm Digital Funding 2, LLC.

14.	Pledge Agreement, dated as of October 18, 2011, by and between CDF2 Holdings, LLC and Société Générale, New York Branch.

15.	Pledge Agreement, dated as of October 18, 2011, by and Access Digital Cinema Phase 2, Corp. and Société Générale, New York Branch.

(ix) All Principal CHG Lease Facility Documents:

1.	Master Equipment Lease No. 8463, dated as of October 18, 2011 between CDF2

Holdings, LLC and CHG-MERIDIAN U.S. Finance, Ltd., and the Equipment Lease Schedule, dated as of October 18, 2011 related thereto.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

2.
Master Equipment Lease No. 8465, dated as of October 18, 2011 between CDF2 Holdings, LLC and CHG-MERIDIAN U.S. Finance, Ltd., and the Equipment Lease Schedule, dated as of October 18, 2011, related thereto.

3.	Sale and Leaseback Agreement dated as of October 18, 2011, by and between CDF2 Holdings, LLC and CHG-MERIDIAN U.S. Finance, Ltd.

4.	The Supplemental Terms Rider, dated as of October 18, 2011, between CDF2 Holdings, LLC and CHG-MERIDIAN U.S. Finance, Ltd.

5.	The Security Agreement, dated as of October 18, 2011, between CDF2 Holdings, LLC and CHG-MERIDIAN U.S. Finance, Ltd.

6.
The CHG-MERIDIAN U.S. Finance, Ltd. Commitment Letter to Cinedigm Digital Cinema Corp. and Access Digital Cinema Phase 2, Corp. dated as of June 17, 2011, as amended by letter agreement dated as of September 9, 2011, as further amended by letter dated September 29, 2011, and as further amended by letter dated October 3, 2011.

7.
The Multiparty Agreement dated as of October 18, 2011, by and among Cinedigm Digital Funding 2, LLC, Access Digital Cinema Phase 2, Corp., CDF2 Holdings, LLC, Cinedigm Digital Cinema Corp., CHG-MERIDIAN U.S. Finance, Ltd., Société Générale, New York Branch and Ballantyne Strong, Inc.

8.
Amendment No. 1 to Multiparty Agreement, dated as of December 6, 2012 by and among Cinedigm Digital Funding 2, LLC,  Access Digital Cinema Phase 2, Corp.,  CDF2 Holdings, LLC, Cinedigm Digital Cinema Corp., CHG-MERIDIAN U.S. Finance, Ltd.,  and Société Générale, New York Branch.

9.
Equipment Lease Schedule No. 001, dated October 18, 2011, and the related Sale and Leaseback Agreement and Bill of Sale, dated October 18, 2011, by and between CDF2 Holdings, LLC and CHG-Meridian U.S. Finance, Ltd.

10.
Equipment Lease Schedule No. 023, dated October 24, 2012, and the related Sale and Leaseback Agreement and Bill of Sale, dated October 24, 2012, by and between CDF2 Holdings, LLC and CHG-Meridian U.S. Finance, Ltd.

11.
Equipment Lease Schedule No. 015, dated December 19, 2012, and the related Sale and Leaseback Agreement and Bill of Sale, dated December 19, 2012, by and between CDF2 Holdings, LLC and CHG-Meridian U.S. Finance, Ltd.

12.
Equipment Lease Schedule No. 003, dated January 16, 2013, and the related Sale and Leaseback Agreement and Bill of Sale, dated January 16, 2013, by and between CDF2 Holdings, LLC and CHG-Meridian U.S. Finance, Ltd.

13.
Equipment Lease Schedule No. 001, dated January 31, 2012, and the related Sale and Leaseback Agreement and Bill of Sale, dated January 31, 2012, by and between CDF2 Holdings, LLC and CHG-Meridian U.S. Finance, Ltd.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

14.
Equipment Lease Schedule No. 002, dated February 29, 2012, and the related Sale and Leaseback Agreement and Bill of Sale, dated February 29, 2012, by and between CDF2 Holdings, LLC and CHG-Meridian U.S. Finance, Ltd.

15.
Equipment Lease Schedule No. 003, dated February 29, 2012, and the related Sale and Leaseback Agreement and Bill of Sale, dated February 29, 2012, by and between CDF2 Holdings, LLC and CHG-Meridian U.S. Finance, Ltd.

16.
Equipment Lease Schedule No. 004, dated February 29, 2012, and the related Sale and Leaseback Agreement and Bill of Sale, dated February 29, 2012, by and between CDF2 Holdings, LLC and CHG-Meridian U.S. Finance, Ltd.

17.
Equipment Lease Schedule No. 005, dated February 29, 2012, and the related Sale and Leaseback Agreement and Bill of Sale, dated February 29, 2012, by and between CDF2 Holdings, LLC and CHG-Meridian U.S. Finance, Ltd.

18.
Equipment Lease Schedule No. 008, dated March 30, 2012, and the related Sale and Leaseback Agreement and Bill of Sale, dated March 30, 2012, by and between CDF2 Holdings, LLC and CHG-Meridian U.S. Finance, Ltd.

19.
Equipment Lease Schedule No. 009, dated April 30, 2012, and the related Sale and Leaseback Agreement and Bill of Sale, dated April 30, 2012, by and between CDF2 Holdings, LLC and CHG-Meridian U.S. Finance, Ltd.

20.
Equipment Lease Schedule No. 010, dated April 30, 2012, and the related Sale and Leaseback Agreement and Bill of Sale, dated April 30, 2012, by and between CDF2 Holdings, LLC and CHG-Meridian U.S. Finance, Ltd.

21.
Equipment Lease Schedule No. 011, dated April 30, 2012, and the related Sale and Leaseback Agreement and Bill of Sale, dated April 30, 2012, by and between CDF2 Holdings, LLC and CHG-Meridian U.S. Finance, Ltd.

22.
Equipment Lease Schedule No. 012, dated April 30, 2012, and the related Sale and Leaseback Agreement and Bill of Sale, dated April 30, 2012, by and between CDF2 Holdings, LLC and CHG-Meridian U.S. Finance, Ltd.

23.
Equipment Lease Schedule No. 013, dated April 30, 2012, and the related Sale and Leaseback Agreement and Bill of Sale, dated April 30, 2012, by and between CDF2 Holdings, LLC and CHG-Meridian U.S. Finance, Ltd.

24.
Equipment Lease Schedule No. 016, dated June 29, 2012, and the related Sale and Leaseback Agreement and Bill of Sale, dated June 29, 2012, by and between CDF2 Holdings, LLC and CHG-Meridian U.S. Finance, Ltd.

25.
Equipment Lease Schedule No. 017, dated June 29, 2012, and the related Sale and Leaseback Agreement and Bill of Sale, dated June 29, 2012, by and between CDF2 Holdings, LLC and CHG-Meridian U.S. Finance, Ltd.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

26.
Equipment Lease Schedule No. 018, dated June 29, 2012, and the related Sale and Leaseback Agreement and Bill of Sale, dated June 29, 2012, by and between CDF2 Holdings, LLC and CHG-Meridian U.S. Finance, Ltd.

27.
Equipment Lease Schedule No. 019, dated June 29, 2012, and the related Sale and Leaseback Agreement and Bill of Sale, dated June 29, 2012, by and between CDF2 Holdings, LLC and CHG-Meridian U.S. Finance, Ltd.

28.
Equipment Lease Schedule No. 002, dated July 31, 2012, and the related Sale and Leaseback Agreement and Bill of Sale dated July 31, 2012 by and between CDF2 Holdings, LLC and CHG-Meridian U.S. Finance, Ltd.

29.
Equipment Lease Schedule No. 020, dated July 31, 2012, and the related Sale and Leaseback Agreement and Bill of Sale dated July 31, 2012 by and between CDF2 Holdings, LLC and CHG-Meridian U.S. Finance, Ltd.

30.
Equipment Lease Schedule No. 014, dated July 31, 2012, and the related Sale and Leaseback Agreement and Bill of Sale, dated July 31, 2012, by and between CDF2 Holdings, LLC and CHG-Meridian U.S. Finance, Ltd.

31.
Equipment Lease Schedule No. 021 dated July 31, 2012 and the related Sale and Leaseback Agreement and Bill of Sale, dated July 31, 2012, by and between CDF2 Holdings, LLC and CHG-Meridian U.S. Finance, Ltd.

32.
Equipment Lease Schedule No. 022, dated August 31, 2012, and the related Sale and Leaseback Agreement and Bill of Sale, dated August 31, 2012 by and between CDF2 Holdings, LLC and CHG-Meridian U.S. Finance, Ltd.

33.
Equipment Lease Schedule No. 024, dated August 31, 2012, and the related Sale and Leaseback Agreement and Bill of Sale, dated August 31, 2012 by and between CDF2 Holdings, LLC and CHG-Meridian U.S. Finance, Ltd.

34.
Equipment Lease Schedule No. 025, dated September 28, 2012, and the related Sale and Leaseback Agreement and Bill of Sale, dated September 28, 2012, by and between CDF2 Holdings, LLC and CHG-Meridian U.S. Finance, Ltd.

35.
Equipment Lease Schedule No. 026, dated October 16, 2012, and the related Sale and Leaseback Agreement and Bill of Sale, dated October 16, 2012, by and between CDF2 Holdings, LLC and CHG-Meridian U.S. Finance, Ltd.

36.
Equipment Lease Schedule No. 027, dated December 19, 2012, and the related Sale and Leaseback Agreement and Bill of Sale, dated December 19, 2012, by and between CDF2 Holdings, LLC and CHG-Meridian U.S. Finance, Ltd.

37.
Equipment Lease Schedule No. 028, dated January 16, 2013, and the related Sale and Leaseback Agreement and Bill of Sale, dated January 16, 2013, by and between CDF2 Holdings, LLC and CHG-Meridian U.S. Finance, Ltd.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

38.
Equipment Lease Schedule No. 029, dated January 16, 2013, and the related Sale and Leaseback Agreement and Bill of Sale, dated January 16, 2013, by and between CDF2 Holdings, LLC and CHG-Meridian U.S. Finance, Ltd.

39.
Equipment Lease Schedule No. 030, dated January 16, 2013, and the related Sale and Leaseback Agreement and Bill of Sale, dated January 16, 2013, by and between CDF2 Holdings, LLC and CHG-Meridian U.S. Finance, Ltd.

40.
Equipment Lease Schedule No. 032, dated January 16, 2013, and the related Sale and Leaseback Agreement and Bill of Sale, dated January 16, 2013, by and between CDF2 Holdings, LLC and CHG-Meridian U.S. Finance, Ltd.

41.
Equipment Lease Schedule No. 035, dated January 16, 2013, and the related Sale and Leaseback Agreement and Bill of Sale, dated January 16, 2013, by and between CDF2 Holdings, LLC and CHG-Meridian U.S. Finance, Ltd.

(x) All KBC Facility Documents:
F
1.	See the KBC Facility Documents specified on Schedule 3.

(xi) All Tax Consolidation Documents:

2.
Tax Consolidation Agreement, dated as of February 28, 2013, by and among Cinedigm DC Holdings, LLC, Access Digital Media, Inc., Christie/AIX, Inc., Cinedigm Digital Funding I, LLC, and Cinedigm Digital Cinema Corp.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Schedule 6.26

DCI Specifications Compliance

None.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Schedule 6.28

Disputes Under Exhibitor Agreements or Digital Cinema Deployment Agreements

None.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Schedule 7.01(a)(ii)

CDF1 Credit Agreement Reporting

Previously delivered.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Schedule 7.01(a)(iii)

CDF2 Credit Agreement Reporting

Previously delivered.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Schedule 8.02

Liens

Access Digital Media, Inc.

1.
UCC-1 financing statement naming Access Digital Media, Inc., as debtor and General Electric Capital Corporation, as Administrative Agent, as secured party, filed May 7, 2010 (file no. 20101599822), assigned (full assignment) to Société Générale, New York Branch, as Collateral Agent as secured party on  August 22, 2011 (file no. 20113249888), further assigned (full assignment) to Société Générale, New York Branch, as Collateral Agent as secured party on  August 22, 2011 (file no. 20113250647) and amended on February 15, 2013 to update debtor’s address (file no. 20130624354).

2.	UCC-1 financing statement naming Access Digital Media, Inc., as debtor and Société Générale, New York Branch, as Collateral Agent as secured party on February 26, 2013 (file no. 20130740903).

Access Digital Cinema Phase 2, Corp.

1.	UCC-1 financing statement naming Access Digital Media Phase 2, Corp., as debtor and Christie Digital Systems USA, Inc. as secured party filed March 6, 2009 (file no. 20090716834).

2.
UCC-1 financing statement naming Access Digital Media Phase 2, Corp., as debtor and KBC Bank NV as secured party filed April 3, 2009 (file no. 20091073862), as amended on April 14, 2009 (file no. 20091224606) and November 22, 2011 (file no. 20114477322).

3.	UCC-1 financing statement naming Access Digital Media Phase 2, Corp., as debtor and KBC Bank NV as secured party filed April 7, 2009 (file no. 20091100293).

4.	UCC-1 financing statement naming Access Digital Media Phase 2, Corp., as debtor and Woodhaven Cinemas, LLC as secured party filed August 26, 2009 (file no. 20092751987).

5.	UCC-1 financing statement naming Access Digital Media Phase 2, Corp., as debtor and KBC Bank NV as secured party filed June 16, 2010 (file no. 20102089500).

6.	UCC-1 financing statement naming Access Digital Media Phase 2, Corp., as debtor and KBC Bank NV as secured party filed March 3, 2009 (file no. 20110790520).

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

7.	UCC-1 financing statement naming Access Digital Media Phase 2, Corp., as debtor and KBC Bank NV as secured party filed June 27, 2011 (file no. 20112444829).

8.
UCC-1 financing statement naming Access Digital Media Phase 2, Corp., as debtor and Société Générale, New York Branch, as Collateral Agent as secured party filed October 19, 2011 (file no. 20114038397), amended on February 15, 2013 (file no. 20130624818).

9.
UCC-1 financing statement naming Access Digital Media Phase 2, Corp., as debtor and CDF2 Holdings, LLC as secured party filed October 19, 2011 (file no. 20114038785), assigned (full assignment) to Société Générale, New York Branch, as Collateral Agent on October 19, 2011 (file no. 20114039049) and amended on February 15, 2013 (file no. 20130624727).

10.
UCC-1 financing statement naming Access Digital Media Phase 2, Corp., as debtor and CDF2 Holdings, LLC as secured party filed November 1, 2011 (file no. 20114206374), assigned (full assignment) to Cinedigm Digital Funding 2, LLC on November 1, 2011 (file no. 20114206408), further assigned (full assignment) to Société Générale, New York Branch, as Collateral Agent on November 1, 2011 (file no. 20114206440), and amended on February 15, 2013 (file no. 20130625047).

Access Digital Cinema Phase 2 B/AIX, Corp.

1.	UCC-1 financing statement naming Access Digital Cinema Phase 2 B/AIX, Corp., as debtor and KBC Bank NV as secured party filed December 9, 2008 (file no. 20084076178).

2.	UCC-1 financing statement naming Access Digital Cinema Phase 2 B/AIX, Corp., as debtor and KBC Bank NV as secured party filed April 3, 2009 (file no. 20091073722).

3.
UCC-1 financing statement naming Access Digital Cinema Phase 2 B/AIX, Corp., as debtor and KBC Bank NV as secured party filed April 3, 2009 (file no. 20091073862), amended April 17, 2009 (file no. 20091224606), and November 22, 2011 (file no. 20114477322).

4.	UCC-1 financing statement naming Access Digital Cinema Phase 2 B/AIX, Corp., as debtor and KBC Bank NV as secured party filed February 9, 2010 (file no. 20100431548).

5.	UCC-1 financing statement naming Access Digital Cinema Phase 2 B/AIX, Corp., as debtor and KBC Bank NV as secured party filed May 3, 2010 (file no. 20101532682).

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

6.	UCC-1 financing statement naming Access Digital Cinema Phase 2 B/AIX, Corp., as debtor and KBC Bank NV as secured party filed May 19, 2010 (file no. 20101750748).

7.	UCC-1 financing statement naming Access Digital Cinema Phase 2 B/AIX, Corp., as debtor and KBC Bank NV as secured party filed March 3, 2011 (file no. 20110790520).

8.	UCC-1 financing statement naming Access Digital Cinema Phase 2 B/AIX, Corp., as debtor and KBC Bank NV as secured party filed June 27, 2011 (file no. 20112444829).

CDF2 Holdings, LLC

1.
UCC-1 financing statement naming CDF2 Holdings, LLC, as debtor and Société Générale, New York Branch, as Collateral Agent as secured party filed October 19, 2011 (file no. 20114038181), amended on February 15, 2013 (file no. 20130624867).

2.
UCC-1 financing statement naming CDF2 Holdings, LLC, as debtor and CHG-Meridian U.S. Finance Ltd. as secured party filed October 19, 2011 (file no. 20114039783), assigned (full assignment) to Société Générale, New York Branch, as Collateral Agent on October 19, 2011 (file no. 20114039858) and amended on February 15, 2013 (file no. 20130625120).

3.
UCC-1 financing statement naming CDF2 Holdings, LLC, as debtor and Société Générale, New York Branch, as Collateral Agent as secured party and CHG-Meridian U.S. Finance, Ltd. as additional secured party, filed October 19, 2011 (file no. 20114039973), assigned (full assignment) to Société Générale, New York Branch, as Collateral Agent on October 19, 2011 (file no. 20114040047) and amended on February 15, 2013 (file no. 20130624685).

4.
UCC-1 financing statement naming CDF2 Holdings, LLC, as debtor and Société Générale, New York Branch, as Collateral Agent as secured party and CHG-Meridian U.S. Finance, Ltd. as additional secured party dated January 31, 2012 (file no. 20120398604) and amended on March 22, 2012 (file no. 20121108804).

5.	UCC-1 financing statement naming CDF2 Holdings, LLC, as debtor and Société Générale, New York Branch, as Collateral Agent as secured party, filed March 8, 2012 (file no. 20120909152).

6.	UCC-1 financing statement naming CDF2 Holdings, LLC, as debtor and Société Générale, New York Branch, as Collateral Agent as secured party, filed March 8, 2012 (file no. 20120909178).

7.	UCC-1 financing statement naming CDF2 Holdings, LLC, as debtor and Société Générale, New York Branch, as Collateral Agent as secured party, filed March 8, 2012 (file no. 20120909186).

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

8.	UCC-1 financing statement naming CDF2 Holdings, LLC, as debtor and Société Générale, New York Branch, as Collateral Agent as secured party, filed March 15, 2012 (file no. 20121003369).

9.	UCC-1 financing statement naming CDF2 Holdings, LLC, as debtor and Société Générale, New York Branch, as Collateral Agent as secured party, filed March 30, 2012 (file no. 20121246026).

10.	UCC-1 financing statement naming CDF2 Holdings, LLC, as debtor and Société Générale, New York Branch, as Collateral Agent as secured party, filed May 3, 2012 (file no. 21718834).

11.	UCC-1 financing statement naming CDF2 Holdings, LLC, as debtor and Société Générale, New York Branch, as Collateral Agent as secured party, filed May 3, 2012 (file no. 20121718974).

12.	UCC-1 financing statement naming CDF2 Holdings, LLC, as debtor and Société Générale, New York Branch, as Collateral Agent as secured party, filed May 3, 2012 (file no. 20121719071).

13.	UCC-1 financing statement naming CDF2 Holdings, LLC, as debtor and Société Générale, New York Branch, as Collateral Agent as secured party, filed May 3, 2012 (file no. 20121719279).

14.	UCC-1 financing statement naming CDF2 Holdings, LLC, as debtor and Société Générale, New York Branch, as Collateral Agent as secured party, filed May 4, 2012 (file no. 20121749896).

15.	UCC-1 financing statement naming CDF2 Holdings, LLC, as debtor and Société Générale, New York Branch, as Collateral Agent as secured party, filed July 12, 2012 (file no. 20122680942).

16.	UCC-1 financing statement naming CDF2 Holdings, LLC, as debtor and Société Générale, New York Branch, as Collateral Agent as secured party, filed July 12, 2012 (file no. 2012682120).

17.	UCC-1 financing statement naming CDF2 Holdings, LLC, as debtor and Société Générale, New York Branch, as Collateral Agent as secured party, filed July 12, 2012 (file no. 20122682526).

18.	UCC-1 financing statement naming CDF2 Holdings, LLC, as debtor and Société Générale, New York Branch, as Collateral Agent as secured party, filed July 12, 2012 (file no. 2012682591).

19.	UCC-1 financing statement naming CDF2 Holdings, LLC, as debtor and Société Générale, New York Branch, as Collateral Agent as secured party, filed August 10, 2012 (file no. 20123107739).

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

20.	UCC-1 financing statement naming CDF2 Holdings, LLC, as debtor and Société Générale, New York Branch, as Collateral Agent as secured party, filed August 14, 2012 (file no. 20123147461).

21.	UCC-1 financing statement naming CDF2 Holdings, LLC, as debtor and Société Générale, New York Branch, as Collateral Agent as secured party, filed August 14, 2012 (file no. 20123147891).

22.
UCC-1 financing statement naming CDF2 Holdings, LLC, as debtor and Société Générale, New York Branch, as Collateral Agent as secured party, filed August 14, 2012 (file no. 20123147925) and amended on August 14, 2012 (file no. 20123149145).

23.	UCC-1 financing statement naming CDF2 Holdings, LLC, as debtor and Société Générale, New York Branch, as Collateral Agent as secured party, filed September 11, 2012 (file no. 20123509405).

24.	UCC-1 financing statement naming CDF2 Holdings, LLC, as debtor and Société Générale, New York Branch, as Collateral Agent as secured party, filed September 11, 2012 (file no. 20123509447).

25.	UCC-1 financing statement naming CDF2 Holdings, LLC, as debtor and Société Générale, New York Branch, as Collateral Agent as secured party, filed October 24, 2012 (file no. 20124119683).

26.	UCC-1 financing statement naming CDF2 Holdings, LLC, as debtor and Société Générale, New York Branch, as Collateral Agent as secured party, filed October 24, 2012 (file no. 20124119923).

27.	UCC-1 financing statement naming CDF2 Holdings, LLC, as debtor and Société Générale, New York Branch, as Collateral Agent as secured party, filed October 24, 2012 (file no. 20124119931).

28.	UCC-1 financing statement naming CDF2 Holdings, LLC, as debtor and Société Générale, New York Branch, as Collateral Agent as secured party, filed December 28, 2012 (file no. 20125082815).

29.	UCC-1 financing statement naming CDF2 Holdings, LLC, as debtor and Société Générale, New York Branch, as Collateral Agent as secured party, filed December 28, 2012 (file no. 20125082849).

30.	UCC-1 financing statement naming CDF2 Holdings, LLC, as debtor and Société Générale, New York Branch, as Collateral Agent as secured party, filed January 18, 2013 (file no. 20130259011).

31.	UCC-1 financing statement naming CDF2 Holdings, LLC, as debtor and Société Générale, New York Branch, as Collateral Agent as secured party, filed January 18, 2013 (file no. 20130259235).

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

32.	UCC-1 financing statement naming CDF2 Holdings, LLC, as debtor and Société Générale, New York Branch, as Collateral Agent as secured party, filed January 18, 2013 (file no. 20130259581).

33.	UCC-1 financing statement naming CDF2 Holdings, LLC, as debtor and Société Générale, New York Branch, as Collateral Agent as secured party, filed February 1, 2013 (file no. 20130443821).

34.	UCC-1 financing statement naming CDF2 Holdings, LLC, as debtor and Société Générale, New York Branch, as Collateral Agent as secured party, filed February 6, 2013 (file no. 20130492430).

35.	UCC-1 financing statement naming CDF2 Holdings, LLC, as debtor and Société Générale, New York Branch, as Collateral Agent as secured party, filed February 6, 2013 (file no. 20130492463).

Christie/AIX, Inc.

1.
UCC-1 financing statement naming Christie/AIX, Inc., as debtor and General Electric Capital Corporation, as Collateral Agent, as secured party, filed May 7, 2010 (file no. 20101599723), assigned (full assignment) to Société Générale, New York Branch, as Collateral Agent as secured party on  August 22, 2011 (file no. 20113249839), further assigned (full assignment) to Société Générale, New York Branch, as Collateral Agent as secured party on  August 22, 2011 (file no. 20113250696) and amended on February 15, 2013 to update debtor’s address (file no. 20130624552).

2.	UCC-1 financing statement naming Christie/AIX, Inc., as debtor and Société Générale, New York Branch, as Collateral Agent as secured party on February 26, 2013 (file no. 20130740218).

Cinedigm Digital Funding I, LLC

1.
UCC-1 financing statement naming Cinedigm Digital Funding I, LLC, as debtor and General Electric Capital Corporation, as Collateral Agent, as secured party, filed May 7, 2010 (file no. 20101599517), assigned (full assignment) to Société Générale, New York Branch, as Collateral Agent as secured party on  August 22, 2011 (file no. 20113249698), further assigned (full assignment) to Société Générale, New York Branch, as Collateral Agent as secured party on  August 22, 2011 (file no. 20113249755), further assigned (full assignment) to Société Générale, New York Branch, as Collateral Agent as secured party on  August 22, 2011 (file no. 20113250548) and amended on February 15, 2013 to update debtor’s address (file no. 20130624511).

2.	UCC-1 financing statement naming Cinedigm Digital Funding I, LLC, as debtor and Société Générale, New York Branch, as Collateral Agent as secured party on February 26, 2013 (file no. 20130739202).

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Cinedigm Digital Funding 2, LLC

1.
UCC-1 financing statement naming Cinedigm Digital Funding 2, LLC, as debtor and Société Générale, New York Branch, as Collateral Agent as secured party, filed on  October 19, 2011 (file no. 20114037829).

Cinedigm Digital Cinema Corp.

1.
UCC-1 financing statement naming Cinedigm Digital Cinema Corp., as debtor and Cinedigm Digital Funding 2, LLC as Secured Party and CDF2 Holdings, LLC as Assignor Secured Party, filed October 19, 2011 (file no. 20114039262), assigned (full assignment) to Societe Generale, New York Branch, as Collateral Agent, filed October 19, 2011 (file no. 20114039320), assigned (full assignment), filed November 1, 2011 (file no. 20114206556), as amended February 15, 2013 (file no. 2013625039).

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Schedule 8.03

Investments

1.	Borrower owns all of the issued and outstanding shares of Access Digital Media, Inc.

2.	Access Digital Cinema Phase 2, Corp. owns (i) all of the issued and outstanding shares of Access Digital Cinema Phase 2 B/AIX, Corp., and (ii) all of the membership interests of CDF2 Holdings, LLC.

3.
A secured Promissory Note dated as of February 28, 2013, was made by Cinedigm Digital Cinema Australia Pty Ltd (“Maker”) to the order of Cinedigm DC Holdings, LLC (“Payee”) for all amounts from time to time payable to Payee pursuant to the Management Services Agreement dated as of February 28, 2013, by and between the Maker and the Payee.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Schedule 9.02(o)

Intercompany Agreements

See Schedule 6.25(vi).

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Exhibit A – Form of Assignment and Acceptance
•
This ASSIGNMENT AND ACCEPTANCE (this “Assignment and Acceptance”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”).  Capitalized terms used but not defined herein have the meanings given to them in the Term Loan Agreement (defined below), receipt of a copy of which is hereby acknowledged by the Assignee.  The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Acceptance as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Term Loan Agreement, as of the Effective Date to be inserted by the Administrative Agent as contemplated below, (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Term Loan Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the Term Loan Agreement and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Term Loan Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”).  Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Acceptance, without representation or warranty by the Assignor.  If this Assignment and Acceptance covers all of the remaining portion of the Assignor’s rights and obligations under the Term Loan Agreement, the Assignor shall cease to be a party thereto (provided, that such Assignor shall continue to be entitled to the benefits of Sections 2.06, 2.07, 4.04 and 11.05 to the extent of any amounts owed to such Assignor under any of such provisions as of the Effective Date). Notwithstanding anything to the contrary under this Assignment and Acceptance, any rights and remedies available to the Borrower for any breaches by the Assignor of its obligations under the Term Loan Agreement while a Lender shall be preserved after the assignment hereunder and the Assignor shall not be relieved of any liability to the Borrower due to any such breach.

1.	Assignor:

2.	Assignee:
Assignee is [an Affiliate of a Lender]//[Approved Fund]//[an

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

existing Lender under the Term Loan Agreement]2 Assignee is permitted to be an assignee under Section 11.06 of the Term Loan Agreement.

3.	Borrower:	Cinedigm DC Holdings, LLC, a Delaware limited liability company (the “Borrower”)

4.	Administrative Agent:	Prospect Capital Corporation (“Prospect”), as the administrative agent for the Lenders under the Term Loan Agreement (the “Administrative Agent”)

5.	Term Loan Agreement:
The Term Loan Agreement, dated as of February 28, 2013 (as amended, restated, supplemented or otherwise modified, renewed or replaced from time to time, the “Term Loan Agreement”), among the Borrower, Access Digital Media, Inc., Access Digital Cinema Phase 2, Corp. and each other Guarantor that is a party thereto, the Lenders party thereto, and Prospect, in its separate capacities as Administrative Agent and Collateral Agent.

6.	Assigned Interest3:

Total Commitments / Aggregate Amount of Term Loans for all Lenders	Principal Amount of Assignor’s Term Loan Commitment/ Term Loans prior to Effective Date	Amount of Assignor’s Term Loan Commitment / Term Loans Assigned4	Percentage Assigned of Total Commitments / Term Loans for all Lenders
$	$	$	%

Effective Date:   _____________ ___, 20___ [TO BE INSERTED BY THE ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]5

The Assignee, if required by Section 11.06(b) of the Term Loan Agreement, agrees to deliver to the Administrative Agent a completed Administrative Questionnaire.

2	Select as and if applicable.

3
If the assignment is a partial assignment, such assignment shall be made as an assignment of a proportionate part of all the Assignor’s rights and obligations under the Term Loan Agreement as to the Term Loans or Commitments.

4
Unless the Assignee is a Lender, an Affiliate of a Lender or an Approved Fund, or the assignment consists of the entire remaining amount of the assigning Lender’s Commitments or Term Loans, each assignment shall be not less than $1,000,000 unless the Administrative Agent shall otherwise consent; provided, however, contemporaneous assignments to a single assignee made by affiliated Lenders or related Approved Funds, and contemporaneous assignments by a single assignor to affiliated Lenders or related Approved Funds, shall in each case be aggregated for purposes of meeting the minimum assignment amount requirements.

5
The Effective Date shall not be inserted until (i) this Assignment and Acceptance has been executed by all applicable parties, (ii) the processing and recordation fee of $3,500 has been paid to the Administrative Agent, and (iii) this Assignment and Acceptance has been recorded in the Register (as such term is defined in the Term Loan Agreement) as set forth in Section 11.06(b)(v) of the Term Loan Agreement.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

The Assignee, if required by Section 11.06(b) of the Term Loan Agreement, agrees to deliver to the Administrative Agent a completed Administrative Questionnaire.

[Signature page follows.]

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

The terms set forth in this Assignment and Acceptance are hereby agreed to:

ASSIGNOR:

[NAME OF ASSIGNOR]

By:
Name:
Title:

[ADDRESS]

ASSIGNEE:

[NAME OF ASSIGNEE]

By:
Name:
Title:

[ADDRESS]

[CONSENTED TO AND ACCEPTED BY:

PROSPECT CAPITAL CORPORATION,
as Administrative Agent

By:
Name:
Title:]6

[CINEDIGM DC HOLDINGS, LLC,
as Borrower

By:
Name:
Title:]7

6 To be included in accordance with Section 11.06(b) of the Term Loan Agreement.

7	To be included in accordance with Section 11.06(b) of the Term Loan Agreement.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.
ANNEX 1

STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT AND ACCEPTANCE
•
1.  Representations and Warranties.

1.1   Assignor.  The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Term Loan Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any other instrument or document furnished pursuant thereto, or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under the Loan Documents or any other instrument or document furnished pursuant thereto.

1.2.  Assignee.  The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby and to become a Lender under the Term Loan Agreement, (ii) it satisfies the requirements, if any, specified in the Term Loan Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender (including, without limitation, the requirements set forth in Section 11.06 of the Term Loan Agreement), and (iii) from and after the Effective Date, it shall be bound by the provisions of the Term Loan Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder; and (b) agrees that (i) it will, independently and without reliance on the Assignor, the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, (ii) by its execution of this Assignment and Acceptance, it appoints and authorizes the Administrative Agent to take such action as the agent on its behalf and to exercise such powers under the Term Loan Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto and (iii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2.   Payments.    From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

                        3.  General Provisions. This Assignment and Acceptance shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.  Any number of counterparts of this Assignment and Acceptance, including facsimiles, may be executed by the parties hereto.  Each such counterpart shall be, and shall be deemed to be, an original instrument, but all such counterparts taken together shall constitute one and the same agreement.

4.  Notice to Parties.  All notices and other communications provided for herein shall be (i) in writing, (ii) delivered and deemed received in accordance with the procedures set forth in Section 11.02 of the Term Loan Agreement and (iii) addressed to the parties at the address, facsimile number or email address provided therein or on the signature pages hereof, as applicable.  Any party hereto may change its address, facsimile number or email address for notices and other communications hereunder by notice to all of the other parties hereto in accordance with the foregoing.

5.  Governing Law.  THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN ALL MATTERS ARISING OUT OF, IN CONNECTION WITH OR RELATING TO THIS ASSIGNMENT AND ACCEPTANCE, INCLUDING ITS VALIDITY, INTERPRETATION, CONSTRUCTION, PERFORMANCE AND ENFORCEMENT (INCLUDING ANY CLAIMS SOUNDING IN CONTRACT OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST).

6.  Jurisdiction; Venue; Service of Process; Jury Trial Waiver.  THIS ASSIGNMENT AND ACCEPTANCE SHALL BE SUBJECT TO THE PROVISIONS SET FORTH IN ARTICLE XII OF THE TERM LOAN AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Exhibit B - Form of Assignment of IP Licenses

This ASSIGNMENT OF IP LICENSES (this “Assignment”) is made as of [______] [__], 20__, by [Insert applicable Loan Party] (the “Assignor”) in favor of PROSPECT CAPITAL CORPORATION (“Prospect”), as collateral agent for the Secured Parties (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”).

WHEREAS, pursuant to that certain Term Loan Agreement, dated as of February 28, 2013 (as amended, restated, supplemented or otherwise modified, renewed or replaced from time to time, the “Term Loan Agreement”), among Cinedigm DC Holdings, LLC (the “Borrower”), Access Digital Media, Inc., Access Digital Cinema Phase 2, Corp. and each other Guarantor that is a party thereto, the Lenders party thereto, and Prospect, in its separate capacities as Administrative Agent and Collateral Agent, the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and conditions set forth therein.  Terms used herein but not otherwise defined shall have the respective meanings ascribed to them in the Term Loan Agreement;

WHEREAS, the Assignor is currently party to those certain [Insert applicable IP Licenses] by and between Assignor and [Counterparties to IP Licenses] (collectively, the “IP Licenses”);

WHEREAS, as a condition precedent to the making of Term Loans by the Lenders under the Term Loan Agreement, each Loan Party has executed and delivered to the Collateral Agent that certain Guaranty, Pledge, and Security Agreement dated as of February 28, 2013, made by and among each Loan Party and the Collateral Agent (the “Security Agreement”);

WHEREAS, under the terms of the Security Agreement, the Loan Parties have granted to the Collateral Agent, for the benefit of the Secured Parties, a security interest in, among other property, certain Intellectual Property of the Loan Parties including the IP Licenses; and

WHEREAS, the Assignor desires to collaterally assign as security and grant a Lien in all of its right, title and interest in and to the IP Licenses, and the Collateral Agent agrees to such assignment, in furtherance of the Assignor’s obtaining the financing pursuant to and under the Term Loan Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Assignor, the parties hereby agree as follows:

Section 1.          Assignment of IP Licenses.  The Assignor hereby collaterally assigns as security to, and grants a Lien upon and in favor of, the Collateral Agent, all of its right, title and interest in, to and under the IP Licenses and all substitutions for, additions, attachments, accessions, products, proceeds, and insurance proceeds of any and all of the foregoing.  Said transfer is a present and unconditional assignment.

Section 2.         Estoppel.  The Assignor represents and warrants that (a) the IP Licenses are in full force and effect and have not been modified, amended or assigned, (b) the Assignor is not in default under any of the terms, covenants or provisions of any IP License and knows of no event which constitutes, or with the passage of time or the giving of notice or both would

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

constitute, an event of default under any IP License, (c) neither the Assignor nor any other party to any IP License has commenced any action or given or received any notice for the purpose of terminating any IP License, and (d)  a true, correct and complete copy of each IP License has been delivered to the Collateral Agent.

Section 3.         Collateral Agent Not Obligated.  Notwithstanding any other provision of this Assignment to the contrary, Assignor expressly acknowledges and agrees that Assignor shall continue to observe and perform all of the conditions and obligations contained in the IP Licenses to be observed and performed by it, and that neither this Assignment, nor any action taken pursuant hereto, shall cause the Collateral Agent to be under any obligation or liability in any respect whatsoever to any party to any IP License or to any other Person for the observance or performance of any of the representations, warranties, conditions, covenants, agreements or terms therein contained.

Section 4.         Governing Law.  THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN ALL MATTERS ARISING OUT OF, IN CONNECTION WITH OR RELATING TO THIS ASSIGNMENT, INCLUDING ITS VALIDITY, INTERPRETATION, CONSTRUCTION, PERFORMANCE AND ENFORCEMENT (INCLUDING ANY CLAIMS SOUNDING IN CONTRACT OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST).

Section 5.         Jurisdiction; Venue; Service of Process; Jury Trial Waiver.  THIS ASSIGNMENT SHALL BE SUBJECT TO THE PROVISIONS SET FORTH IN ARTICLE XII OF THE TERM LOAN AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

Section 6.          Notices. All notices and other communications provided for herein shall be (i) in writing, (ii) delivered and deemed received in accordance with the procedures set forth in Section 11.02 of the Term Loan Agreement and (iii) addressed to the parties at the address, facsimile number or email address set forth on the signature pages hereto.  Any party hereto may change its address, facsimile number or email address for notices and other communications hereunder by notice to all of the other parties hereto in accordance with the foregoing.

Section 7.         Amendment. No amendment, waiver or consent under this Assignment shall be effective unless the same shall be executed in accordance with the provisions of Section 11.01 of the Term Loan Agreement which are incorporated herein by this reference, mutatis mutandis.

Section 8.          Successors and Assigns.  This Assignment shall be binding upon and inure to the benefit of the parties hereto, their successors, and assigns to the extent permitted by Section 11.06 of the Term Loan Agreement; provided, however, that Assignor may not assign, transfer, or delegate any of its rights or obligations under this Assignment without the prior written consent of the Collateral Agent and, in any event, any assignment, transfer, or delegation of Assignor’s rights or obligations under this Assignment shall be subject to the terms and provisions of the Term Loan Agreement.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Section 9.         Severability.  All provisions of this Assignment are severable, and the unenforceability or invalidity of any of the provisions of this Assignment shall not affect the validity or enforceability of the remaining provisions of this Assignment.  Should any part of this Assignment be held invalid or unenforceable in any jurisdiction, the invalid or unenforceable portion or portions shall be removed (and no more) only in that jurisdiction, and the remainder shall be enforced as fully as possible (removing the minimum amount possible) in that jurisdiction.  In lieu of such invalid or unenforceable provision, the parties hereto will negotiate in good faith to add as a part of this Assignment a legal, valid and enforceable provision as similar in terms to such invalid or unenforceable provision as may be possible.

Section 10.        Headings.  Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Assignment.

Section 11.       Counterparts; Effectiveness.  THIS ASSIGNMENT SHALL BE SUBJECT TO THE PROVISIONS SET FORTH IN SECTIONS 11.02(d) AND 11.10 OF THE TERM LOAN AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

[Signature pages follow.]

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

IN WITNESS WHEREOF the undersigned have executed this Assignment as of the date first above written.

ASSIGNOR:

[APPLICABLE LOAN PARTY]

By:
Name:
Title:

Address:

Facsimile No.:
Email:

COLLATERAL AGENT:

PROSPECT CAPITAL CORPORATION

By:
Name:
Title:

Address:
Prospect Capital Corporation
10 East 40th Street, 44th Floor
New York, New York 10016
Attention: General Counsel and Theodore V. Fowler
Facsimile No.: 212-448-9652
Email:	fax@prospectstreet.com
pl@prospectstreet.com
tfowler@prospectstreet.com
grier@prospectstreet.com
jbarry@prospectstreet.com:

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Exhibit C - Form of Assignment of Phase I MSA

This ASSIGNMENT OF PHASE I MSA (this “Assignment”) is made as of February 28, 2013, by CINEDIGM DIGITAL CINEMA CORP., a Delaware corporation (the “Assignor”) in favor of CINEDIGM DC HOLDINGS, LLC, a Delaware limited liability company (the “Assignee”).

WHEREAS, pursuant to that certain Term Loan Agreement, dated as of February 28, 2013 (as amended, restated, supplemented or otherwise modified, renewed or replaced from time to time, the “Term Loan Agreement”), among the Assignee, Access Digital Media, Inc., Access Digital Cinema Phase 2, Corp. and each other Guarantor that is a party thereto, the Lenders party thereto, and Prospect Capital Corporation, in its separate capacities as Administrative Agent and Collateral Agent, the Lenders have severally agreed to make extensions of credit to the Assignee upon the terms and conditions set forth therein.  Terms used herein but not otherwise defined shall have the respective meanings ascribed to them in the Term Loan Agreement;

WHEREAS, the Assignor is currently party to that Amended and Restated Management Services Agreement, dated as of February 28, 2013, between Assignor, as manager, and Cinedigm Digital Funding I, LLC (“CDF1”) (the “Contract”); and

WHEREAS, pursuant to that certain Contribution and Assignment Agreement, dated as of February 28, 2013 (as amended, restated, supplemented or otherwise modified, renewed or replaced from time to time, the “Contribution Agreement”), between Assignor and Assignee, the Assignor has assigned to Assignee all of its respective right, title and interest in and to all fees due and payable from time to time to Assignor under the Contract.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Assignor, and to further effectuate the assignment of Assigned Rights (as that term is defined in the Contribution Agreement), the parties hereby agree as follows:

Section 1.          Assignment of Fees.  The Assignor hereby assigns to the Assignee all of its respective right, title and interest in all fees due and payable from time to time (including all Servicing Fees and Incentive Servicing Fees) to Assignor under the Contract and all products, proceeds, and insurance proceeds of all of the foregoing.  Said transfer is a present and unconditional assignment.

Section 2.          Pay Proceeds Instruction.   The Assignor agrees and instructs CDF1 that all monies from time to time owing or to become due to Assignor pursuant to the Contract are to be paid by CDF1, by wire transfer, without setoff or counterclaim, into the Borrower Collection Account.  This authority and instruction is coupled with an interest and may not be modified, terminated or revoked without the prior written consent of the Administrative Agent.  The Administrative Agent shall have the right to modify this authority and instruction by written notice to CDF1.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Section 3.          Estoppel.  The Assignor represents and warrants that (a) the Contract is in full force and effect and has not been modified, amended or assigned, (b) the Assignor is not in default under any of the terms, covenants or provisions of the Contract and knows of no event which constitutes, or with the passage of time or the giving of notice or both would constitute, an event of default under the Contract, (c) neither the Assignor nor any other party to the Contract has commenced any action or given or received any notice for the purpose of terminating the Contract, and (d)  a true, correct and complete copy of the Contract has been delivered to the Assignee.

Section 4.          Assignee Not Obligated.  Notwithstanding any other provision of this Assignment to the contrary, Assignor expressly acknowledges and agrees that Assignor shall continue to observe and perform all of the conditions and obligations contained in the Contract to be observed and performed by it, and that neither this Assignment, nor any action taken pursuant hereto, shall cause the Assignee to be under any obligation or liability in any respect whatsoever to any party to the Contract or to any other Person for the observance or performance of any of the representations, warranties, conditions, covenants, agreements or terms therein contained.

Section 5.          Governing Law.  THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN ALL MATTERS ARISING OUT OF, IN CONNECTION WITH OR RELATING TO THIS ASSIGNMENT, INCLUDING ITS VALIDITY, INTERPRETATION, CONSTRUCTION, PERFORMANCE AND ENFORCEMENT (INCLUDING ANY CLAIMS SOUNDING IN CONTRACT OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST).

Section 6.          Jurisdiction; Venue; Service of Process; Jury Trial Waiver.  THIS ASSIGNMENT SHALL BE SUBJECT TO THE PROVISIONS SET FORTH IN ARTICLE XII OF THE TERM LOAN AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

Section 7.          Notices. All notices and other communications provided for herein shall be (i) in writing, (ii) delivered and deemed received in accordance with the procedures set forth in Section 11.02 of the Term Loan Agreement and (iii) addressed to the parties at the address, facsimile number or email address set forth on the signature pages hereto.  Any party hereto may change its address, facsimile number or email address for notices and other communications hereunder by notice to all of the other parties hereto in accordance with the foregoing.

Section 8.          Amendment. No amendment, waiver or consent under this Assignment shall be effective unless the same shall be executed in accordance with the provisions of Section 11.01 of the Term Loan Agreement which are incorporated herein by this reference, mutatis mutandis.

Section 9.          Successors and Assigns.  This Assignment shall be binding upon and inure to the benefit of the parties hereto, their successors, and assigns to the extent permitted by Section 11.06 of the Term Loan Agreement; provided, however, that Assignor may not assign, transfer, or delegate any of its rights or obligations under this Assignment without the prior

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

written consent of the Administrative Agent and, in any event, any assignment, transfer, or delegation of Assignor’s rights or obligations under this Assignment shall be subject to the terms and provisions of the Term Loan Agreement.

Section 10.        Severability.  All provisions of this Assignment are severable, and the unenforceability or invalidity of any of the provisions of this Assignment shall not affect the validity or enforceability of the remaining provisions of this Assignment.  Should any part of this Assignment be held invalid or unenforceable in any jurisdiction, the invalid or unenforceable portion or portions shall be removed (and no more) only in that jurisdiction, and the remainder shall be enforced as fully as possible (removing the minimum amount possible) in that jurisdiction.  In lieu of such invalid or unenforceable provision, the parties hereto will negotiate in good faith to add as a part of this Assignment a legal, valid and enforceable provision as similar in terms to such invalid or unenforceable provision as may be possible.

Section 11.        Headings.  Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Assignment.

Section 12.        Counterparts; Effectiveness.  THIS ASSIGNMENT SHALL BE SUBJECT TO THE PROVISIONS SET FORTH IN SECTIONS 11.02(d) AND 11.10 OF THE TERM LOAN AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

Section 13.        Third Party Beneficiary.  The Administrative Agent is an express third party beneficiary of the provisions hereof, with such provisions being enforceable by the Administrative Agent as against the Assignor in all respects.

[Signature pages follow.]

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.
IN WITNESS WHEREOF the undersigned have executed this Assignment as of the date first above written.

ASSIGNOR:

CINEDIGM DIGITAL CINEMA CORP.

By:
Name:
Title:

Address:
902 Broadway
9th Floor
New York, NY 10010
Attention: General Counsel
Facsimile No.: 212-206-9001/424-281-5401
Email:	gloffredo@cinedigm.com
amizel@cinedigm.com
jbrownson@cinedigm.com

ASSIGNEE:

CINEDIGM DC HOLDINGS, LLC

By:
Name:
Title:

Address:
c/o Cinedigm Digital Cinema Corp.
902 Broadway
9th Floor
New York, NY 10010
Attention: General Counsel
Facsimile No.: 212-206-9001
Email:	gloffredo@cinedigm.com
amizel@cinedigm.com
jbrownson@cinedigm.com

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

AGREED TO AND ACKNOWLEDGED BY:

CINEDIGM DIGITAL FUNDING I, LLC

By:
Name:
Title:

Address:
c/o Cinedigm Digital Cinema Corp.
902 Broadway
9th Floor
New York, NY 10010
Attention: General Counsel
Facsimile No.: 212-206-9001
Email: gloffredo@cinedigm.com

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Exhibit D - Form of Assignment of Phase II Australia MSA

This ASSIGNMENT OF PHASE II AUSTRALIA MSA (this “Assignment”) is made as of February 28, 2013, by CINEDIGM DC HOLDINGS, LLC (“Assignor”) in favor of PROSPECT CAPITAL CORPORATION (“Prospect”), as collateral agent for the Secured Parties (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”).

WHEREAS, pursuant to that certain Term Loan Agreement, dated as of February 28, 2013 (as amended, restated, supplemented or otherwise modified, renewed or replaced from time to time, the “Term Loan Agreement”), among the Assignor, Access Digital Media, Inc., Access Digital Cinema Phase 2, Corp. and each other Guarantor that is a party thereto, the Lenders party thereto, and Prospect, in its separate capacities as Administrative Agent and Collateral Agent, the Lenders have severally agreed to make extensions of credit to the Assignor upon the terms and conditions set forth therein.  Terms used herein but not otherwise defined shall have the respective meanings ascribed to them in the Term Loan Agreement;

WHEREAS, the Assignor is currently party to that certain Management Services Agreement, dated as of February 28, 2013, between Assignor, as manager, and Cinedigm Digital Cinema Australia Pty Ltd. (the “Contract”);

WHEREAS, as a condition precedent to the making of Term Loans by the Lenders under the Term Loan Agreement, each Loan Party has executed and delivered to the Collateral Agent that certain Guaranty, Pledge, and Security Agreement dated as of February 28, 2013, made by and among each Loan Party and the Collateral Agent (the “Security Agreement”);

WHEREAS, under the terms of the Security Agreement, the Assignor has granted to the Collateral Agent, for the benefit of the Secured Parties, a security interest in, among other property, the Assignor’s right, title and interest in and to the Contract; and

WHEREAS, the Assignor desires to collaterally assign as security and grant a Lien in all of its right, title and interest in and to the Contract, and the Collateral Agent agrees to such assignment, in furtherance of the Assignor’s obtaining the financing pursuant to and under the Term Loan Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Assignor, the parties hereby agree as follows:

Section 1.       Assignment of Contract.  The Assignor hereby collaterally assigns as security to, and grants a Lien upon and in favor of, the Collateral Agent, all of its right, title and interest in, to and under the Contract and all substitutions for, additions, attachments, accessions, products, proceeds, and insurance proceeds of all of the foregoing.  Said transfer is a present and unconditional assignment.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Section 2.       Estoppel.  The Assignor represents and warrants that (a) the Contract is in full force and effect and has not been modified, amended or assigned, (b) the Assignor is not in default under any of the terms, covenants or provisions of the Contract and knows of no event which constitutes, or with the passage of time or the giving of notice or both would constitute, an event of default under the Contract, (c) neither the Assignor nor any other party to the Contract has commenced any action or given or received any notice for the purpose of terminating the Contract, and (d)  a true, correct and complete copy of the Contract has been delivered to the Collateral Agent.

Section 3.       Collateral Agent Not Obligated.  Notwithstanding any other provision of this Assignment to the contrary, the Assignor expressly acknowledges and agrees that Assignor shall continue to observe and perform all of the conditions and obligations contained in the Contract to be observed and performed by it, and that neither this Assignment, nor any action taken pursuant hereto, shall cause the Collateral Agent to be under any obligation or liability in any respect whatsoever to any party to the Contract or to any other Person for the observance or performance of any of the representations, warranties, conditions, covenants, agreements or terms therein contained.

Section 4.       Governing Law.  THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN ALL MATTERS ARISING OUT OF, IN CONNECTION WITH OR RELATING TO THIS ASSIGNMENT, INCLUDING ITS VALIDITY, INTERPRETATION, CONSTRUCTION, PERFORMANCE AND ENFORCEMENT (INCLUDING ANY CLAIMS SOUNDING IN CONTRACT OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST).

Section 5.       Jurisdiction; Venue; Service of Process; Jury Trial Waiver.  THIS ASSIGNMENT SHALL BE SUBJECT TO THE PROVISIONS SET FORTH IN ARTICLE XII OF THE TERM LOAN AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

Section 6.       Notices. All notices and other communications provided for herein shall be (i) in writing, (ii) delivered and deemed received in accordance with the procedures set forth in Section 11.02 of the Term Loan Agreement and (iii) addressed to the parties at the address, facsimile number or email address set forth on the signature pages hereto.  Any party hereto may change its address, facsimile number or email address for notices and other communications hereunder by notice to all of the other parties hereto in accordance with the foregoing.

Section 7.       Amendment. No amendment, waiver or consent under this Assignment shall be effective unless the same shall be executed in accordance with the provisions of Section 11.01 of the Term Loan Agreement which are incorporated herein by this reference, mutatis mutandis.

Section 8.       Successors and Assigns.  This Assignment shall be binding upon and inure to the benefit of the parties hereto, their successors, and assigns to the extent permitted by Section 11.06 of the Term Loan Agreement; provided, however, that Assignor may not assign, transfer, or delegate any of its rights or obligations under this Assignment without the prior

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

written consent of the Collateral Agent and, in any event, any assignment, transfer, or delegation of Assignor’s rights or obligations under this Assignment shall be subject to the terms and provisions of the Term Loan Agreement.

Section 9.       Severability.  All provisions of this Assignment are severable, and the unenforceability or invalidity of any of the provisions of this Assignment shall not affect the validity or enforceability of the remaining provisions of this Assignment.  Should any part of this Assignment be held invalid or unenforceable in any jurisdiction, the invalid or unenforceable portion or portions shall be removed (and no more) only in that jurisdiction, and the remainder shall be enforced as fully as possible (removing the minimum amount possible) in that jurisdiction.  In lieu of such invalid or unenforceable provision, the parties hereto will negotiate in good faith to add as a part of this Assignment a legal, valid and enforceable provision as similar in terms to such invalid or unenforceable provision as may be possible.

Section 10.     Headings.  Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Assignment.

Section 11.     Counterparts; Effectiveness.  THIS ASSIGNMENT SHALL BE SUBJECT TO THE PROVISIONS SET FORTH IN SECTIONS 11.02(d) AND 11.10 OF THE TERM LOAN AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

[Signatures pages follow.]

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

IN WITNESS WHEREOF the undersigned have executed this Assignment as of the date first above written.

ASSIGNOR:

By:
Name:
Title:

Address:
c/o Cinedigm Digital Cinema Corp.
902 Broadway
9th Floor
New York, NY 10010
Attention: General Counsel
Facsimile No.: 212-206-9001

Email:	gloffredo@cinedigm.com
amizel@cinedigm.com
jbrownson@cinedigm.com

COLLATERAL AGENT:

PROSPECT CAPITAL CORPORATION

By:
Name:
Title:

Address:
Prospect Capital Corporation
10 East 40th Street, 44th Floor
New York, New York 10016
Attention: General Counsel and Theodore V. Fowler
Facsimile No.: 212-448-9652

Email:	fax@prospectstreet.com
pl@prospectstreet.com
tfowler@prospectstreet.com
grier@prospectstreet.com
jbarry@prospectstreet.com

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Exhibit E - Form of Assignment of Phase II Caribbean MSA

This ASSIGNMENT OF PHASE II CARIBBEAN MSA (this “Assignment”) is made as of February 28, 2013, by CINEDIGM DC HOLDINGS, LLC (“Assignor”) in favor of PROSPECT CAPITAL CORPORATION (“Prospect”), as collateral agent for the Secured Parties (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”).

WHEREAS, pursuant to that certain Term Loan Agreement, dated as of February 28, 2013 (as amended, restated, supplemented or otherwise modified, renewed or replaced from time to time, the “Term Loan Agreement”), among the Assignor, Access Digital Media, Inc., Access Digital Cinema Phase 2, Corp. (“Access Phase 2”) and each other Guarantor that is a party thereto, the Lenders party thereto, and Prospect, in its separate capacities as Administrative Agent and Collateral Agent, the Lenders have severally agreed to make extensions of credit to the Assignor upon the terms and conditions set forth therein.  Terms used herein but not otherwise defined shall have the respective meanings ascribed to them in the Term Loan Agreement;

WHEREAS, the Assignor is currently party to that certain Management Services Agreement, dated as of February 28, 2013, between Assignor, as manager, and Access Phase 2 (the “Contract”);

WHEREAS, as a condition precedent to the making of Term Loans by the Lenders under the Term Loan Agreement, each Loan Party has executed and delivered to the Collateral Agent that certain Guaranty, Pledge, and Security Agreement dated as of February 28, 2013, made by and among each Loan Party and the Collateral Agent (the “Security Agreement”);

WHEREAS, under the terms of the Security Agreement, the Assignor has granted to the Collateral Agent, for the benefit of the Secured Parties, a security interest in, among other property, the Assignor’s right, title and interest in and to the Contract; and

WHEREAS, the Assignor desires to collaterally assign as security and grant a Lien in all of its right, title and interest in and to the Contract, and the Collateral Agent agrees to such assignment, in furtherance of the Assignor’s obtaining the financing pursuant to and under the Term Loan Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Assignor, the parties hereby agree as follows:

Section 1.       Assignment of Contract.  The Assignor hereby collaterally assigns as security to, and grants a Lien upon and in favor of, the Collateral Agent, all of its right, title and interest in, to and under the Contract and all substitutions for, additions, attachments, accessions, products, proceeds, and insurance proceeds of all of the foregoing.  Said transfer is a present and unconditional assignment.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Section 2.       Estoppel.  The Assignor represents and warrants that (a) the Contract is in full force and effect and has not been modified, amended or assigned, (b) the Assignor is not in default under any of the terms, covenants or provisions of the Contract and knows of no event which constitutes, or with the passage of time or the giving of notice or both would constitute, an event of default under the Contract, (c) neither the Assignor nor any other party to the Contract has commenced any action or given or received any notice for the purpose of terminating the Contract, and (d)  a true, correct and complete copy of the Contract has been delivered to the Collateral Agent.

Section 3.       Collateral Agent Not Obligated.  Notwithstanding any other provision of this Assignment to the contrary, the Assignor expressly acknowledges and agrees that Assignor shall continue to observe and perform all of the conditions and obligations contained in the Contract to be observed and performed by it, and that neither this Assignment, nor any action taken pursuant hereto, shall cause the Collateral Agent to be under any obligation or liability in any respect whatsoever to any party to the Contract or to any other Person for the observance or performance of any of the representations, warranties, conditions, covenants, agreements or terms therein contained.

Section 4.       Governing Law.  THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN ALL MATTERS ARISING OUT OF, IN CONNECTION WITH OR RELATING TO THIS ASSIGNMENT, INCLUDING ITS VALIDITY, INTERPRETATION, CONSTRUCTION, PERFORMANCE AND ENFORCEMENT (INCLUDING ANY CLAIMS SOUNDING IN CONTRACT OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST).

Section 5.       Jurisdiction; Venue; Service of Process; Jury Trial Waiver.  THIS ASSIGNMENT SHALL BE SUBJECT TO THE PROVISIONS SET FORTH IN ARTICLE XII OF THE TERM LOAN AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

Section 6.       Notices. All notices and other communications provided for herein shall be (i) in writing, (ii) delivered and deemed received in accordance with the procedures set forth in Section 11.02 of the Term Loan Agreement and (iii) addressed to the parties at the address, facsimile number or email address set forth on the signature pages hereto.  Any party hereto may change its address, facsimile number or email address for notices and other communications hereunder by notice to all of the other parties hereto in accordance with the foregoing.

Section 7.       Amendment. No amendment, waiver or consent under this Assignment shall be effective unless the same shall be executed in accordance with the provisions of Section 11.01 of the Term Loan Agreement which are incorporated herein by this reference, mutatis mutandis.

Section 8.       Successors and Assigns.  This Assignment shall be binding upon and inure to the benefit of the parties hereto, their successors, and assigns to the extent permitted by Section 11.06 of the Term Loan Agreement; provided, however, that Assignor may not assign, transfer, or delegate any of its rights or obligations under this Assignment without the prior

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

written consent of the Collateral Agent and, in any event, any assignment, transfer, or delegation of Assignor’s rights or obligations under this Assignment shall be subject to the terms and provisions of the Term Loan Agreement.

Section 9.       Severability.  All provisions of this Assignment are severable, and the unenforceability or invalidity of any of the provisions of this Assignment shall not affect the validity or enforceability of the remaining provisions of this Assignment.  Should any part of this Assignment be held invalid or unenforceable in any jurisdiction, the invalid or unenforceable portion or portions shall be removed (and no more) only in that jurisdiction, and the remainder shall be enforced as fully as possible (removing the minimum amount possible) in that jurisdiction.  In lieu of such invalid or unenforceable provision, the parties hereto will negotiate in good faith to add as a part of this Assignment a legal, valid and enforceable provision as similar in terms to such invalid or unenforceable provision as may be possible.

Section 10.     Headings.  Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Assignment.

Section 11.     Counterparts; Effectiveness.  THIS ASSIGNMENT SHALL BE SUBJECT TO THE PROVISIONS SET FORTH IN SECTIONS 11.02(d) AND 11.10 OF THE TERM LOAN AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

[Signatures pages follow.]

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

IN WITNESS WHEREOF the undersigned have executed this Assignment as of the date first above written.

ASSIGNOR:

CINEDIGM DC HOLDINGS, LLC

By:
Name:
Title:

Address:
c/o Cinedigm Digital Cinema Corp.
902 Broadway
9th Floor
New York, NY 10010
Attention: General Counsel
Facsimile No.: 212-206-9001
Email:	gloffredo@cinedigm.com
amizel@cinedigm.com
jbrownson@cinedigm.com

COLLATERAL AGENT:

PROSPECT CAPITAL CORPORATION

By:
Name:
Title:

Address:
Prospect Capital Corporation
10 East 40th Street, 44th Floor
New York, New York 10016
Attention: General Counsel and Theodore V. Fowler
Facsimile No.: 212-448-9652

Email:	fax@prospectstreet.com
pl@prospectstreet.com
tfowler@prospectstreet.com
grier@prospectstreet.com
jbarry@prospectstreet.com

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Exhibit F- Form of Assignment of Phase II Exhibitor/Buyer MSA

This ASSIGNMENT OF PHASE II EXHIBITOR/BUYER MSA (this “Assignment”) is made as of February 28, 2013, by CINEDIGM DC HOLDINGS, LLC (“Assignor”) in favor of PROSPECT CAPITAL CORPORATION (“Prospect”), as collateral agent for the Secured Parties (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”).

WHEREAS, pursuant to that certain Term Loan Agreement, dated as of February 28, 2013 (as amended, restated, supplemented or otherwise modified, renewed or replaced from time to time, the “Term Loan Agreement”), among the Assignor, Access Digital Media, Inc., Access Digital Cinema Phase 2, Corp. (“Access Phase 2”) and each other Guarantor that is a party thereto, the Lenders party thereto, and Prospect, in its separate capacities as Administrative Agent and Collateral Agent, the Lenders have severally agreed to make extensions of credit to the Assignor upon the terms and conditions set forth therein.  Terms used herein but not otherwise defined shall have the respective meanings ascribed to them in the Term Loan Agreement;

WHEREAS, the Assignor is currently party to that certain Management Services Agreement, dated as of February 28, 2013, between Assignor, as manager, and Access Phase 2 (the “Contract”);

WHEREAS, as a condition precedent to the making of Term Loans by the Lenders under the Term Loan Agreement, each Loan Party has executed and delivered to the Collateral Agent that certain Guaranty, Pledge, and Security Agreement dated as of February 28, 2013, made by and among each Loan Party and the Collateral Agent (the “Security Agreement”);

WHEREAS, under the terms of the Security Agreement, the Assignor has granted to the Collateral Agent, for the benefit of the Secured Parties, a security interest in, among other property, the Assignor’s right, title and interest in and to the Contract; and

WHEREAS, the Assignor desires to collaterally assign as security and grant a Lien in all of its right, title and interest in and to the Contract, and the Collateral Agent agrees to such assignment, in furtherance of the Assignor’s obtaining the financing pursuant to and under the Term Loan Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Assignor, the parties hereby agree as follows:

Section 1.       Assignment of Contract.  The Assignor hereby collaterally assigns as security to, and grants a Lien upon and in favor of, the Collateral Agent, all of its right, title and interest in, to and under the Contract and all substitutions for, additions, attachments, accessions, products, proceeds, and insurance proceeds of all of the foregoing.  Said transfer is a present and unconditional assignment.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Section 2.       Estoppel.  The Assignor represents and warrants that (a) the Contract is in full force and effect and has not been modified, amended or assigned, (b) the Assignor is not in default under any of the terms, covenants or provisions of the Contract and knows of no event which constitutes, or with the passage of time or the giving of notice or both would constitute, an event of default under the Contract, (c) neither the Assignor nor any other party to the Contract has commenced any action or given or received any notice for the purpose of terminating the Contract, and (d)  a true, correct and complete copy of the Contract has been delivered to the Collateral Agent.

Section 3.       Collateral Agent Not Obligated.  Notwithstanding any other provision of this Assignment to the contrary, the Assignor expressly acknowledges and agrees that Assignor shall continue to observe and perform all of the conditions and obligations contained in the Contract to be observed and performed by it, and that neither this Assignment, nor any action taken pursuant hereto, shall cause the Collateral Agent to be under any obligation or liability in any respect whatsoever to any party to the Contract or to any other Person for the observance or performance of any of the representations, warranties, conditions, covenants, agreements or terms therein contained.

Section 4.       Governing Law.  THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN ALL MATTERS ARISING OUT OF, IN CONNECTION WITH OR RELATING TO THIS ASSIGNMENT, INCLUDING ITS VALIDITY, INTERPRETATION, CONSTRUCTION, PERFORMANCE AND ENFORCEMENT (INCLUDING ANY CLAIMS SOUNDING IN CONTRACT OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST).

Section 5.       Jurisdiction; Venue; Service of Process; Jury Trial Waiver.  THIS ASSIGNMENT SHALL BE SUBJECT TO THE PROVISIONS SET FORTH IN ARTICLE XII OF THE TERM LOAN AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

Section 6.       Notices. All notices and other communications provided for herein shall be (i) in writing, (ii) delivered and deemed received in accordance with the procedures set forth in Section 11.02 of the Term Loan Agreement and (iii) addressed to the parties at the address, facsimile number or email address set forth on the signature pages hereto.  Any party hereto may change its address, facsimile number or email address for notices and other communications hereunder by notice to all of the other parties hereto in accordance with the foregoing.

Section 7.      Amendment. No amendment, waiver or consent under this Assignment shall be effective unless the same shall be executed in accordance with the provisions of Section 11.01 of the Term Loan Agreement which are incorporated herein by this reference, mutatis mutandis.

Section 8.       Successors and Assigns.  This Assignment shall be binding upon and inure to the benefit of the parties hereto, their successors, and assigns to the extent permitted by Section 11.06 of the Term Loan Agreement; provided, however, that Assignor may not assign, transfer, or delegate any of its rights or obligations under this Assignment without the prior

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

written consent of the Collateral Agent and, in any event, any assignment, transfer, or delegation of Assignor’s rights or obligations under this Assignment shall be subject to the terms and provisions of the Term Loan Agreement.

Section 9.       Severability.  All provisions of this Assignment are severable, and the unenforceability or invalidity of any of the provisions of this Assignment shall not affect the validity or enforceability of the remaining provisions of this Assignment.  Should any part of this Assignment be held invalid or unenforceable in any jurisdiction, the invalid or unenforceable portion or portions shall be removed (and no more) only in that jurisdiction, and the remainder shall be enforced as fully as possible (removing the minimum amount possible) in that jurisdiction.  In lieu of such invalid or unenforceable provision, the parties hereto will negotiate in good faith to add as a part of this Assignment a legal, valid and enforceable provision as similar in terms to such invalid or unenforceable provision as may be possible.

Section 10.     Headings.  Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Assignment.

Section 11.     Counterparts; Effectiveness.  THIS ASSIGNMENT SHALL BE SUBJECT TO THE PROVISIONS SET FORTH IN SECTIONS 11.02(d) AND 11.10 OF THE TERM LOAN AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

[Signatures pages follow.]

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

IN WITNESS WHEREOF the undersigned have executed this Assignment as of the date first above written.

ASSIGNOR:

CINEDIGM DC HOLDINGS, LLC

By:
Name:
Title:

Address:
c/o Cinedigm Digital Cinema Corp.
902 Broadway
9th Floor
New York, NY 10010
Attention: General Counsel
Facsimile No.: 212-206-9001
Email:	gloffredo@cinedigm.com
amizel@cinedigm.com
jbrownson@cinedigm.com

COLLATERAL AGENT:

PROSPECT CAPITAL CORPORATION

By:
Name:
Title:

Address:
Prospect Capital Corporation
10 East 40th Street, 44th Floor
New York, New York 10016
Attention: General Counsel and Theodore V. Fowler
Facsimile No.: 212-448-9652

Email:	fax@prospectstreet.com
pl@prospectstreet.com
tfowler@prospectstreet.com
grier@prospectstreet.com
jbarry@prospectstreet.com

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Exhibit G - Form of Assignment of Phase II KBC MSA

This ASSIGNMENT OF PHASE II KBC MSA (this “Assignment”) is made as of February 28, 2013, by CINEDIGM DC HOLDINGS, LLC (“Assignor”) in favor of PROSPECT CAPITAL CORPORATION (“Prospect”), as collateral agent for the Secured Parties (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”).

WHEREAS, pursuant to that certain Term Loan Agreement, dated as of February 28, 2013 (as amended, restated, supplemented or otherwise modified, renewed or replaced from time to time, the “Term Loan Agreement”), among the Assignor, Access Digital Media, Inc., Access Digital Cinema Phase 2, Corp. and each other Guarantor that is a party thereto, the Lenders party thereto, and Prospect, in its separate capacities as Administrative Agent and Collateral Agent, the Lenders have severally agreed to make extensions of credit to the Assignor upon the terms and conditions set forth therein.  Terms used herein but not otherwise defined shall have the respective meanings ascribed to them in the Term Loan Agreement;

WHEREAS, the Assignor is currently party to that certain Amended and Restated Management Services Agreement, dated as of February 28, 2013, between Assignor, as manager, and Access Digital Cinema Phase 2, B/AIX Corp. (the “Contract”);

WHEREAS, as a condition precedent to the making of Term Loans by the Lenders under the Term Loan Agreement, each Loan Party has executed and delivered to the Collateral Agent that certain Guaranty, Pledge, and Security Agreement dated as of February 28, 2013, made by and among each Loan Party and the Collateral Agent (the “Security Agreement”);

WHEREAS, under the terms of the Security Agreement, the Assignor has granted to the Collateral Agent, for the benefit of the Secured Parties, a security interest in, among other property, the Assignor’s right, title and interest in and to the Contract; and

WHEREAS, the Assignor desires to collaterally assign as security and grant a Lien in all of its right, title and interest in and to the Contract, and the Collateral Agent agrees to such assignment, in furtherance of the Assignor’s obtaining the financing pursuant to and under the Term Loan Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Assignor, the parties hereby agree as follows:

Section 1.          Assignment of Contract.  The Assignor hereby collaterally assigns as security to, and grants a Lien upon and in favor of, the Collateral Agent, all of its right, title and interest in, to and under the Contract and all substitutions for, additions, attachments, accessions, products, proceeds, and insurance proceeds of all of the foregoing.  Said transfer is a present and unconditional assignment.

Section 2.          Estoppel.  The Assignor represents and warrants that (a) the Contract is in full force and effect and has not been modified, amended or assigned, (b) the Assignor is not in default under any of the terms, covenants or provisions of the Contract and knows of no event which constitutes, or with the passage of time or the giving of notice or both would constitute, an event of default under the Contract, (c) neither the Assignor nor any other party to the Contract

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

has commenced any action or given or received any notice for the purpose of terminating the Contract, and (d)  a true, correct and complete copy of the Contract has been delivered to the Collateral Agent.

Section 3.          Collateral Agent Not Obligated.  Notwithstanding any other provision of this Assignment to the contrary, the Assignor expressly acknowledges and agrees that Assignor shall continue to observe and perform all of the conditions and obligations contained in the Contract to be observed and performed by it, and that neither this Assignment, nor any action taken pursuant hereto, shall cause the Collateral Agent to be under any obligation or liability in any respect whatsoever to any party to the Contract or to any other Person for the observance or performance of any of the representations, warranties, conditions, covenants, agreements or terms therein contained.

Section 4.          Governing Law.  THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN ALL MATTERS ARISING OUT OF, IN CONNECTION WITH OR RELATING TO THIS ASSIGNMENT, INCLUDING ITS VALIDITY, INTERPRETATION, CONSTRUCTION, PERFORMANCE AND ENFORCEMENT (INCLUDING ANY CLAIMS SOUNDING IN CONTRACT OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST).

Section 5.          Jurisdiction; Venue; Service of Process; Jury Trial Waiver.  THIS ASSIGNMENT SHALL BE SUBJECT TO THE PROVISIONS SET FORTH IN ARTICLE XII OF THE TERM LOAN AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

Section 6.          Notices. All notices and other communications provided for herein shall be (i) in writing, (ii) delivered and deemed received in accordance with the procedures set forth in Section 11.02 of the Term Loan Agreement and (iii) addressed to the parties at the address, facsimile number or email address set forth on the signature pages hereto.  Any party hereto may change its address, facsimile number or email address for notices and other communications hereunder by notice to all of the other parties hereto in accordance with the foregoing.

Section 7.          Amendment. No amendment, waiver or consent under this Assignment shall be effective unless the same shall be executed in accordance with the provisions of Section 11.01 of the Term Loan Agreement which are incorporated herein by this reference, mutatis mutandis.

Section 8.          Successors and Assigns.  This Assignment shall be binding upon and inure to the benefit of the parties hereto, their successors, and assigns to the extent permitted by Section 11.06 of the Term Loan Agreement; provided, however, that Assignor may not assign, transfer, or delegate any of its rights or obligations under this Assignment without the prior written consent of the Collateral Agent and, in any event, any assignment, transfer, or delegation of Assignor’s rights or obligations under this Assignment shall be subject to the terms and provisions of the Term Loan Agreement.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Section 9.          Severability.  All provisions of this Assignment are severable, and the unenforceability or invalidity of any of the provisions of this Assignment shall not affect the validity or enforceability of the remaining provisions of this Assignment.  Should any part of this Assignment be held invalid or unenforceable in any jurisdiction, the invalid or unenforceable portion or portions shall be removed (and no more) only in that jurisdiction, and the remainder shall be enforced as fully as possible (removing the minimum amount possible) in that jurisdiction.  In lieu of such invalid or unenforceable provision, the parties hereto will negotiate in good faith to add as a part of this Assignment a legal, valid and enforceable provision as similar in terms to such invalid or unenforceable provision as may be possible.

Section 10.        Headings.  Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Assignment.

Section 11.        Counterparts; Effectiveness.  THIS ASSIGNMENT SHALL BE SUBJECT TO THE PROVISIONS SET FORTH IN SECTIONS 11.02(d) AND 11.10 OF THE TERM LOAN AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

[Signatures pages follow.]

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

IN WITNESS WHEREOF the undersigned have executed this Assignment as of the date first above written.

ASSIGNOR:

CINEDIGM DC HOLDINGS, LLC

By:
Name:
Title:

Address:
c/o Cinedigm Digital Cinema Corp.
902 Broadway
9th Floor
New York, NY 10010
Attention: General Counsel
Facsimile No.: 212-206-9001
Email:	gloffredo@cinedigm.com
amizel@cinedigm.com
jbrownson@cinedigm.com

COLLATERAL AGENT:

PROSPECT CAPITAL CORPORATION

By:
Name:
Title:

Address:
Prospect Capital Corporation
10 East 40th Street, 44th Floor
New York, New York 10016
Attention: General Counsel and Theodore V. Fowler
Facsimile No.: 212-448-9652
Email:	fax@prospectstreet.com
pl@prospectstreet.com
tfowler@prospectstreet.com
grier@prospectstreet.com
jbarry@prospectstreet.com

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Exhibit H - Form of Assignment of Phase II SocGen MSA

This ASSIGNMENT OF PHASE II SOCGEN MSA (this “Assignment”) is made as of February 28, 2013, by CINEDIGM DIGITAL CINEMA CORP., a Delaware corporation (the “Assignor”) in favor of CINEDIGM DC HOLDINGS, LLC, a Delaware limited liability company (the “Assignee”).

WHEREAS, pursuant to that certain Term Loan Agreement, dated as of February 28, 2013 (as amended, restated, supplemented or otherwise modified, renewed or replaced from time to time, the “Term Loan Agreement”), among the Assignee, Access Digital Media, Inc., Access Digital Cinema Phase 2, Corp. and each other Guarantor that is a party thereto, the Lenders party thereto, and Prospect Capital Corporation, in its separate capacities as Administrative Agent and Collateral Agent, the Lenders have severally agreed to make extensions of credit to the Assignee upon the terms and conditions set forth therein.  Terms used herein but not otherwise defined shall have the respective meanings ascribed to them in the Term Loan Agreement;

WHEREAS, the Assignor is currently party to that certain Management Services Agreement, dated as of October 18, 2011, by and among Assignor, as administrative servicer, Cinedigm Digital Funding 2, LLC (“CDF2LLC”), and CDF2 Holdings, LLC (“CDF2 Holdings”, together with CDF2LLC, “CDF2”) (the “Contract”); and

WHEREAS, pursuant to that certain Contribution and Assignment Agreement, dated as of February 28, 2013 (as amended, restated, supplemented or otherwise modified, renewed or replaced from time to time, the “Contribution Agreement”), between Assignor and Assignee, the Assignor has assigned to Assignee all of its respective right, title and interest in and to all fees due and payable from time to time to Assignor under the Contract.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Assignor, and to further effectuate the assignment of Assigned Rights (as that term is defined in the Contribution Agreement), the parties hereby agree as follows:

Section 1.          Assignment of Fees.  The Assignor hereby assigns to the Assignee all of its respective right, title and interest in all fees due and payable from time to time (including all Servicing Fees and Incentive Servicing Fees) to Assignor under the Contract and all products, proceeds, and insurance proceeds of all of the foregoing.  Said transfer is a present and unconditional assignment.

Section 2.          Pay Proceeds Instruction.   The Assignor agrees and instructs CDF2 that all monies from time to time owing or to become due to Assignor pursuant to the Contract are to be paid by CDF2, by wire transfer, without setoff or counterclaim, into the Borrower Collection Account.  This authority and instruction is coupled with an interest and may not be modified, terminated or revoked without the prior written consent of the Administrative Agent.  The Administrative Agent shall have the right to modify this authority and instruction by written notice to CDF2.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Section 3.          Estoppel.  The Assignor represents and warrants that (a) the Contract is in full force and effect and has not been modified, amended or assigned, (b) the Assignor is not in default under any of the terms, covenants or provisions of the Contract and knows of no event which constitutes, or with the passage of time or the giving of notice or both would constitute, an event of default under the Contract, (c) neither the Assignor nor any other party to the Contract has commenced any action or given or received any notice for the purpose of terminating the Contract, and (d)  a true, correct and complete copy of the Contract has been delivered to the Administrative Agent.

Section 4.         Assignee Not Obligated.  Notwithstanding any other provision of this Assignment to the contrary, Assignor expressly acknowledges and agrees that Assignor shall continue to observe and perform all of the conditions and obligations contained in the Contract to be observed and performed by it, and that neither this Assignment, nor any action taken pursuant hereto, shall cause the Assignee to be under any obligation or liability in any respect whatsoever to any party to the Contract or to any other Person for the observance or performance of any of the representations, warranties, conditions, covenants, agreements or terms therein contained.

Section 5.          Governing Law.  THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN ALL MATTERS ARISING OUT OF, IN CONNECTION WITH OR RELATING TO THIS ASSIGNMENT, INCLUDING ITS VALIDITY, INTERPRETATION, CONSTRUCTION, PERFORMANCE AND ENFORCEMENT (INCLUDING ANY CLAIMS SOUNDING IN CONTRACT OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST).

Section 6.          Jurisdiction; Venue; Service of Process; Jury Trial Waiver.  THIS ASSIGNMENT SHALL BE SUBJECT TO THE PROVISIONS SET FORTH IN ARTICLE XII OF THE TERM LOAN AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

Section 7.          Notices. All notices and other communications provided for herein shall be (i) in writing, (ii) delivered and deemed received in accordance with the procedures set forth in Section 11.02 of the Term Loan Agreement and (iii) addressed to the parties at the address, facsimile number or email address set forth on the signature pages hereto.  Any party hereto may change its address, facsimile number or email address for notices and other communications hereunder by notice to all of the other parties hereto in accordance with the foregoing

Section 8.          Amendment. No amendment, waiver or consent under this Assignment shall be effective unless the same shall be executed in accordance with the provisions of Section 11.01 of the Term Loan Agreement which are incorporated herein by this reference, mutatis mutandis.

Section 9.          Successors and Assigns.  This Assignment shall be binding upon and inure to the benefit of the parties hereto, their successors, and assigns to the extent permitted by Section 11.06 of the Term Loan Agreement; provided, however, that Assignor may not assign,

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

transfer, or delegate any of its rights or obligations under this Assignment without the prior written consent of the Administrative Agent and, in any event, any assignment, transfer, or delegation of Assignor’s rights or obligations under this Assignment shall be subject to the terms and provisions of the Term Loan Agreement.

Section 10.        Severability.  All provisions of this Assignment are severable, and the unenforceability or invalidity of any of the provisions of this Assignment shall not affect the validity or enforceability of the remaining provisions of this Assignment.  Should any part of this Assignment be held invalid or unenforceable in any jurisdiction, the invalid or unenforceable portion or portions shall be removed (and no more) only in that jurisdiction, and the remainder shall be enforced as fully as possible (removing the minimum amount possible) in that jurisdiction.  In lieu of such invalid or unenforceable provision, the parties hereto will negotiate in good faith to add as a part of this Assignment a legal, valid and enforceable provision as similar in terms to such invalid or unenforceable provision as may be possible.

Section 11.        Headings.  Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Assignment.

Section 12.        Counterparts; Effectiveness.  THIS ASSIGNMENT SHALL BE SUBJECT TO THE PROVISIONS SET FORTH IN SECTIONS 11.02(d) AND 11.10 OF THE TERM LOAN AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

Section 13.        Third Party Beneficiary.  The Administrative Agent is an express third party beneficiary of the provisions hereof, with such provisions being enforceable by the Administrative Agent as against the Assignor in all respects.

[Signatures pages follow.]

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

IN WITNESS WHEREOF the undersigned have executed this Assignment as of the date first above written.

ASSIGNOR:

CINEDIGM DIGITAL CINEMA CORP.

By:
Name:
Title:

Address:
902 Broadway
9th Floor
New York, NY 10010
Attention: General Counsel
Facsimile No.: 212-206-9001/424-281-5401
Email:	gloffredo@cinedigm.com
amizel@cinedigm.com
jbrownson@cinedigm.com

COLLATERAL AGENT:

CINEDIGM DC HOLDINGS, LLC

By:
Name:
Title:

Address:
c/o Cinedigm Digital Cinema Corp.
902 Broadway
9th Floor
New York, NY 10010
Attention: General Counsel
Facsimile No.: 212-206-9001
Email: gloffredo@cinedigm.com

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Agreed to and Acknowledged by:

CINEDIGM DIGITAL FUNDING 2, LLC

By:
Name:
Title:

Address:
Address:
c/o Cinedigm Digital Cinema Corp.
902 Broadway
9th Floor
New York, NY 10010
Attention: General Counsel
Facsimile No.: 212-206-9001
Email:	gloffredo@cinedigm.com
amizel@cinedigm.com
jbrownson@cinedigm.com

CDF2 HOLDINGS, LLC

By:
Name:
Title:

Address:
Address:
c/o Cinedigm Digital Cinema Corp.
902 Broadway
9th Floor
New York, NY 10010
Attention: General Counsel
Facsimile No.: 212-206-9001
Email:	gloffredo@cinedigm.com
amizel@cinedigm.com
jbrownson@cinedigm.com

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Exhibit I - Form of CDF1 Credit Agreement Assignment

This CDF1 CREDIT AGREEMENT ASSIGNMENT (this “Assignment”) is made as of February 28, 2013, by CINEDIGM DC HOLDINGS, LLC, a Delaware limited liability company (“Assignor”) in favor of PROSPECT CAPITAL CORPORATION, a Maryland corporation (“Prospect”).

WHEREAS, pursuant to that certain Term Loan Agreement, dated as of February 28, 2013 (as amended, restated, supplemented or otherwise modified, renewed or replaced from time to time, the “Term Loan Agreement”), among the Assignor, as borrower (in such capacity, the “Borrower”), each Guarantor that is a party thereto, the Lenders party thereto, and Prospect, in its separate capacities as Administrative Agent and Collateral Agent thereunder, the Lenders have severally agreed to make extensions of credit to the Assignor, in its capacity as Borrower, upon the terms and conditions set forth therein.  Terms used herein but not otherwise defined have the respective meanings ascribed to them in the Term Loan Agreement;

WHEREAS, as of or promptly after the Closing Date, the Assignor is purchasing an aggregate amount of outstanding “Term Loans” (as defined in the CDF1 Credit Agreement) in an aggregate principal amount equal to $5,000,000 from one or more “Lenders” (as defined in the Term Loan Agreement) at a purchase price of 99.75% of the aggregate face amount of such Term Loans under the CDF1 Credit Agreement (the “CDF1 Investment”);

WHEREAS, Prospect desires to set forth herein its individual rights as a Lender in relation to Assignor’s rights and obligations arising under the CDF1 Credit Agreement

WHEREAS, the Administrative Agent and the Collateral Agent wish to further effectuate the security interest that is being granted by the Assignor, as Borrower, in and to an all of its rights and obligations in the CDF1 Investment pursuant to the Security Agreement; and

WHEREAS, the Assignor desires to collaterally assign as security and grant a Lien in all of its right, title and interest in and to the CDF1

Investment arising under the CDF1 Credit Agreement and all of the “Loan Documents” (as defined in the CDF1 Credit Agreement) and all of its rights and obligations thereunder to the Collateral Agent and to afford Prospect certain rights therein and the Administrative Agent, the Collateral Agent and Prospect are amenable to the foregoing, in furtherance of the Assignor’s obtaining the financing pursuant to and under the Term Loan Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Assignor, the parties hereby agree as follows:

Section 1.          Assignment of Interest; Certain Covenants.

(a)
The Assignor hereby collaterally assigns as security to, and grants a Lien upon and in favor of, the Collateral Agent, all of its right, title and interest in, to and under the CDF1 Investment arising under the CDF1 Credit Agreement and all of the “Loan Documents” (as defined in the CDF1 Credit Agreement) and all substitutions for, additions, attachments, accessions, products, proceeds, and insurance proceeds of the foregoing.  Said transfer is a present and unconditional assignment.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

(b)
The Assignor acknowledges that the purchase and maintenance of the CDF1 Investment is for the benefit of the Administrative Agent, the Lenders and other Secured Parties under the Term Loan Agreement, including, without limitation, Prospect, in its individual capacity as a Lender.

(c)
Until all of the Obligations are paid and discharged in full (other than Unasserted Contingent Obligations), the Assignor hereby (x) agrees that Prospect shall have, and hereby irrevocably grants to Prospect, each of the following rights in relation to the CDF1 Credit Agreement and all of the “Loan Documents” (as defined in the CDF1 Credit Agreement) (all capitalized terms used below that are in closed quotes (i.e., “___”) that are not otherwise expressly defined elsewhere herein shall be used in this Section 1(c) as any such term is defined in the CDF1 Credit Agreement) and (y) covenants and agrees that:

(i)
Without the prior written consent of Prospect, to be exercised in its sole discretion, the Assignor may not exercise any right granted to an “Affiliate Purchaser”, a “Related Purchaser”, or a “Lender” under the CDF1 Credit Agreement or any of the other “Loan Documents” or any other right relating to or arising from the CDF1 Investment in any respect.

(ii)
Without the prior written consent of Prospect to be exercised in its sole discretion, the Assignor shall not exercise any right it may have to purchase any or all of the “Obligations” pursuant to Section 9.3 of the CDF1 Credit Agreement or any other provision in the CDF1 Credit Agreement or any of the other “Loan Documents”.

(iii)
To the extent the Assignor is permitted pursuant to, and in accordance with, Section 9.3 of the CDF1 Credit Agreement (or any other provision in the CDF1 Credit Agreement or any of the other “Loan Documents”) to purchase any or all of the “Obligations” outstanding under the CDF1 Credit Agreement, immediately upon receipt of written instructions from Prospect, the Assignor shall purchase that portion of the “Obligations” outstanding under the CDF1 Credit Agreement specified in such instruction received from Prospect, and as directed by Prospect, and in accordance with the provisions of Section 9.3 of the CDF1 Credit Agreement (or any other applicable provisions) in all respects, including to purchase an aggregate amount of the “Obligations” as directed by Prospect in its sole discretion, subject to Prospect providing funds to the Assignor in an amount sufficient to make any such purchase.

(iv)
In furtherance of the foregoing, upon receipt of Prospect’s written instructions, the Assignor agrees that it will cause the notice to exercise the purchase option described in Section 9.3(a) of the CDF1 Credit Agreement to be submitted to the “Administrative Agent” and the “Borrower” under the CDF1 Credit Agreement, promptly and, in any event, in the time frame for delivery of such notice set forth in Section 9.3(b) of the CDF1 Credit Agreement.  Subject to receiving the funds referred to in Section 1(c)(iii), the Assignor will cause the purchase of the “Obligations” to occur as promptly as practicable and, in any

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

event, within the period that (1) begins on the date that is five (5) Business Days after the first to occur of (x) the date of the acceleration of the final maturity of the “Term Loans”, (y) the occurrence of the “Maturity Date”, or (z) the occurrence of an “Insolvency” or “Liquidation Proceeding” with respect to a “Loan Party” which constitutes an “Event of Default” (in each case, so long as the acceleration, failure to pay amounts due on the “Maturity Date” or such “Insolvency or Liquidation Proceeding” constituting an “Event of Default” has not been rescinded or cured within such five (5) “Business Day” period, and so long as any unpaid amounts constituting “Obligations” remain owing);provided that if there is any failure to meet the condition described in the proviso of Section 9.3, clause (a) of the CDF1 Credit Agreement, the aforementioned date shall be extended until the first date upon which such condition is satisfied, and (2) ends on the 20th “Business Day” after the start of the period described in clause (1) above (it being understood and agreed that the delivery of any notice of exercise pursuant to Section 9.3(b) of the CDF1 Credit Agreement within such 20 “Business Day” period shall constitute an exercise of the option and that the Assignor, as “Affiliate Purchaser”, shall have a reasonable period of time beyond the 20 “Business Day” period described in this clause (2) to execute and deliver documentation effectuating such option exercise); provided, however, that the Assignor will, in all cases, cause to be executed and delivered all documentation to effectuate such option exercise to be executed and delivered immediately and to use its best efforts to cause all other Persons to execute such documents as promptly as possible and, in any event, within the time periods provided for above.

(v)
The period of time beginning immediately after the consummation of the exercise of the purchase option by the Assignor set forth in Section 9.3 of the CDF1 Credit Agreement (or any other applicable provision of any other “Loan Document”), after which, the Assignor will own all of the “Obligations” arising under the CDF1 Credit Agreement and the “Loan Documents” (the “Assignor’s Purchased Interest”), until such time as any further assignment may be consummated under Section 1(vi) below, is referred to herein as the “Assignor Ownership Period”.  The Assignor agrees that, during the Assignor Ownership Period, it may not assign, sell, dispose of, or otherwise transfer all or any part of the Assignor’s Purchased Interest to any Person, other than as expressly permitted pursuant to Section 1(vi) below or as consented to by Prospect in writing in its sole discretion.

(vi)
At any time after the consummation of the exercise of the purchase option by the Assignor set forth in Section 9.3 of the CDF1 Credit Agreement (or any other applicable provision of any other “Loan Document”), the Assignor agrees to promptly consummate a further assignment by the Assignor as the “Affiliate Purchaser” of the “Obligations” to Prospect or any of its Affiliates, for all or any portion of such “Obligations” as Prospect directs to the Assignor in writing in its sole discretion, in accordance with the provisions of the CDF1 Credit Agreement.  If such a further assignment to Prospect is consummated, any funds

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

made available to Assignor by Prospect under this Assignment shall be deemed to be fully paid and discharged upon consummation of such further assignment.

(vii)
At any time during the Assignor Ownership Period, the Assignor agrees, upon the written request of Prospect, to execute and deliver any documents that are necessary to implement for the account of Prospect a credit bid of the “Obligations” in any “Insolvency or Liquidation Proceeding” or in any other foreclosure or similar proceeding in any applicable jurisdiction (each, a “Credit Bid”), and to take such other actions as may be reasonably directed or requested by Prospect in furtherance of each such Credit Bid.  In furtherance of the foregoing, the Assignor shall take direction from Prospect as to the amount and terms of any Credit Bid and will not vote or take any other actions in relation to any Credit Bid other than as directed by Prospect.

(viii)
At any time during the Assignor Ownership Period, in the event there is an “Insolvency or Liquidation Proceeding” before a U.S. bankruptcy court of any applicable jurisdiction (each, a “Bankruptcy Court”) and any such Bankruptcy Court enters an order approving a Sale under Section 363 of Title 11 of the United States Code entitled “Bankruptcy”, as now or hereafter in effect, or any successor statute (the “Bankruptcy Code”) to Prospect, the Assignor agrees to vote for and support any such Sale and to comply with the provisions in clause (vii) above regarding a Credit Bid if any such Credit Bid is a component of any such Sale to Prospect.

(ix)
If, at any time during the Assignor Ownership Period, in any “Insolvency or Liquidation Proceeding”, Prospect consents to the use of cash collateral (as such term is defined in Section 363(a) of the Bankruptcy Code; herein, “Cash Collateral”), on which the Assignor has a Lien after the exercise of the purchase option pursuant to Section 9.3 of the CDF1 Credit Agreement, or to permit any of the “Loan Parties” to obtain financing provided by Prospect or any other Person approved by it in writing under Section 364 of the Bankruptcy Code or any similar Applicable Law (such financing, together with any Cash Collateral use, collectively a “DIP Financing”), then the Assignor agrees that it will consent to such Cash Collateral use and raise no objection to such DIP Financing and to the extent the Liens securing the “Obligations” are discharged, subordinated to or pari passu with such DIP Financing, the Assignor will subordinate its Liens in the “Collateral” to the Liens securing such DIP Financing.  The Assignor agrees that it shall not, directly or indirectly, (x) provide, offer to provide, or support any DIP Financing secured by a Lien senior to or pari passu with the Liens securing the “Obligations”, or (y) request or accept any form of adequate protection or any other relief except as directed in writing by Prospect in its sole discretion.

(x)
The Assignor agrees that, during the Assignor Ownership Period, in addition to, and not in limitation of, the Assignor’s agreement to observe the covenants described in Sections 1(vii) through (ix) above, it will take no other actions whatsoever in relation to the CDF1 Interest without the express prior written

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

consent of Prospect and will take any actions as directed by Prospect at any time.

(xi)
The Assignor hereby agrees that neither the Assignor nor any of its Subsidiaries will take any action that would restrain, hinder, limit, delay, or otherwise interfere with any of the rights afforded to Prospect hereunder.

(xii)
The Assignor hereby agrees that it will immediately deliver to Prospect any and all notices delivered to the Assignor as a Lender under the CDF1 Credit Agreement (or any “Loan Document”) including, without limitation, any notices of default or acceleration delivered thereunder.

Section 2.         Effect in an Insolvency or Liquidation Proceeding.  This Agreement shall be applicable both before and after the commencement of any “Insolvency or Liquidation Proceeding” (used herein as defined in the CDF1 Credit Agreement) and all converted or succeeding cases in respect thereof.  The rights of Prospect shall continue after the commencement of any Insolvency or Liquidation Proceeding.  Accordingly, the provisions of this Agreement are intended to be and shall be enforceable as a subordination agreement within the meaning of Section 510 of the Bankruptcy Code.

Section 3.        Pay Proceeds Instruction.   The Assignor agrees that until all Obligations are paid and discharged in full (other than Unasserted Contingent Obligations), all payments of principal and interest on the CDF1 Investment from time to time owing or to become due to Assignor, including without limitation, the CDF1 Facility Participation Receipts, pursuant to the CDF1 Credit Agreement are to be paid by the Assignor, by wire transfer, without setoff or counterclaim, into the Borrower Collection Account.  This authority and instruction is coupled with an interest and may not be modified, terminated or revoked without the prior written consent of the Administrative Agent.  The Administrative Agent shall have the right to modify this authority and instruction by written notice to the Assignor.

Section 4.         Estoppel.  The Assignor represents and warrants that (a) the CDF1 Credit Agreement is in full force and effect and has not been modified, amended or assigned, (b) the Assignor is not in default under any of the terms, covenants or provisions of the CDF1 Credit Agreement and knows of no existing event which constitutes, or with the passage of time or the giving of notice or both would constitute, an event of default under the CDF1 Credit Agreement, (c) neither the Assignor nor any party to the CDF1 Credit Agreement has commenced any action or given or received any notice for the purpose of terminating the CDF1 Credit Agreement, and (d)  a true, correct and complete copy of the CDF1 Credit Agreement has been delivered to the Administrative Agent.

Section 5.         Administrative Agent Not Obligated.  Notwithstanding any other provision of this Assignment to the contrary, the Assignor expressly acknowledges and agrees that Assignor shall continue to observe and perform all of the conditions and obligations contained in the CDF1 Credit Agreement to be observed and performed by it, and that neither this Assignment, nor any action taken pursuant hereto (other than a further assignment to Prospect under Section 1(c)(vi)), shall cause the Administrative Agent to be under any obligation or liability in any respect whatsoever to any party to the CDF1 Credit Agreement or to any other

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Person for the observance or performance of any of the representations, warranties, conditions, covenants, agreements or terms therein contained.

Section 6.         Governing Law.  THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN ALL MATTERS ARISING OUT OF, IN CONNECTION WITH OR RELATING TO THIS ASSIGNMENT, INCLUDING ITS VALIDITY, INTERPRETATION, CONSTRUCTION, PERFORMANCE AND ENFORCEMENT (INCLUDING ANY CLAIMS SOUNDING IN CONTRACT OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST).

Section 7.          Jurisdiction; Venue; Service of Process; Jury Trial Waiver.  THIS ASSIGNMENT SHALL BE SUBJECT TO THE PROVISIONS SET FORTH IN ARTICLE XII OF THE TERM LOAN AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

Section 8.          Notices. All notices and other communications provided for herein shall be (i) in writing, (ii) delivered and deemed received in accordance with the procedures set forth in Section 11.02 of the Term Loan Agreement and (iii) addressed to the parties at the address, facsimile number or email address set forth in Section 11.02 of the Term Loan Agreement.  Any party hereto may change its address, facsimile number or email address for notices and other communications hereunder by notice to all of the other parties hereto in accordance with the foregoing.

Section 9.          Amendment.  Subject to the terms and conditions of the Term Loan Agreement, this Assignment, and any provisions hereof, may only be amended, supplemented, waived, or otherwise modified, with the prior written consent of each of the Assignor, Prospect, the Administrative Agent and the Collateral Agent, by an agreement in writing signed by the party against whom enforcement thereof is sought.

Section 10.       Successors and Assigns.  All of the terms of this Assignment shall apply to, be binding upon and inure to the benefit of the parties thereto, their successors, assigns, heirs and legal representatives to the extent permitted under the Term Loan Agreement, and all other Persons claiming by, through or under them.  Notwithstanding the foregoing, the Assignor shall not assign any of its rights or obligations under this Assignment without the prior written consent of the Administrative Agent.

Section 11.        Severability.  All provisions of this Assignment are severable, and the unenforceability or invalidity of any of the provisions of this Assignment shall not affect the validity or enforceability of the remaining provisions of this Assignment.  Should any part of this Assignment be held invalid or unenforceable in any jurisdiction, the invalid or unenforceable portion or portions shall be removed (and no more) only in that jurisdiction, and the remainder shall be enforced as fully as possible (removing the minimum amount possible) in that jurisdiction.  In lieu of such invalid or unenforceable provision, the parties hereto will negotiate in good faith to add as a part of this Assignment a legal, valid and enforceable provision as similar in terms to such invalid or unenforceable provision as may be possible.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Section 12.        Headings.  Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Assignment.

Section 13.        Counterparts; Effectiveness.  THIS ASSIGNMENT SHALL BE SUBJECT TO THE PROVISIONS SET FORTH IN SECTIONS 11.02(d) AND 11.10 OF THE TERM LOAN AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

[Signatures page follows.]

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

IN WITNESS WHEREOF the undersigned have executed this Assignment as of the date first above written.

“ASSIGNOR”:

CINEDIGM DC HOLDINGS, LLC

By:
Name:
Title:

Accepted and Agreed:

PROSPECT CAPITAL CORPORATION,

As “Prospect”, “Administrative Agent” and “Collateral Agent”

By:
Name:
Title:

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Exhibit J – Form of Compliance Certificate

[on Borrower letterhead]

To:           Prospect Capital Corporation
10 East 40th Street, 44th Floor
New York, New York 10016
Attn:  General Counsel and Theodore V. Fowler

Re:           Compliance Certificate dated ____________  __, 20__

Ladies and Gentlemen:

Reference is made to that that certain Term Loan Agreement, dated as of February 28, 2013 (as amended, restated, supplemented or otherwise modified, renewed or replaced from time to time, the “Term Loan Agreement”), among Cinedigm DC Holdings, LLC (the “Borrower”), Access Digital Media, Inc., Access Digital Cinema Phase 2, Corp. and each other Guarantor that is a party thereto, the Lenders party thereto, and Prospect Capital Corporation, in its separate capacities as Administrative Agent and Collateral Agent.  Terms used herein but not otherwise defined shall have the respective meanings ascribed to them in the Term Loan Agreement.

(a) Pursuant to Section 7.01(d) of the Term Loan Agreement, the undersigned Authorized Officer of Borrower hereby certifies with respect to the Borrower as of the date hereof that:

1.         Attached hereto as  Schedule 1 are the [quarterly/annual] financial reports as required by [Section 7.01(b)/Section 7.01(c) of the Term Loan Agreement], which present fairly in all material respects the financial condition, results of operations and cash flows of the Borrower and its Subsidiaries in accordance with GAAP at the respective dates of such information and for the respective periods covered thereby, subject in the case of unaudited financial information, to changes resulting from normal year-end audit adjustments and to the absence of footnotes, [as well as copies of each management letter, audit report or similar letter or report received by any Loan Party from any independent registered certified public accountant (including the Accountants) in connection with such Financial Statements or any audit thereof.]8

2.        No Default or Event of Default has occurred and is continuing except as set forth on Schedule 2 attached hereto, which specifies the details of such Default or Event of Default and the actions taken or to be taken with respect thereto.

3.        Except as set forth on Schedule 3 attached hereto, there has been no change in the identity of the Subsidiaries as at the end of such Fiscal Year or period, as the case may be, from the Subsidiaries listed on Schedule 6.07 to the Term Loan Agreement, or from the most recently delivered Compliance Certificate, as applicable.

8	To be included with delivery of annual reports as required by Section 7.01(h) of the Term Loan Agreement.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

4.        [Attached hereto as Schedule 4 is an updated Schedule 6.13 to the Term Loan Agreement, setting forth any updates since delivery of the prior Compliance Certificate.]9

5.        [Attached hereto as Schedule 5 is an updated Schedule 6.17 to the Term Loan Agreement, setting forth any updates since delivery of the prior Compliance Certificate.]10

6.         Set forth on Schedule 6 attached hereto is a written supplement, substantially in the form of Schedules [1-5], as applicable, to the Security Agreement with respect to any additional assets and property acquired by any Loan Party since delivery of the prior Compliance Certificate.

7.        Set forth on Schedule 7 attached hereto is a summary in reasonable detail of the amount of Capital Expenditures as of the end of such fiscal period and any amounts paid by the Parent for Capital Expenditures.

8.        Set forth on Schedule 8 attached hereto is a list of all Installed Digital Systems and the location of the same.

9.        Set forth on Schedule 9 attached hereto is a summary calculation in reasonable detail as to Excess Cash Flow for such period.

(b) Pursuant to Section 7.01(e) of the Term Loan Agreement, the undersigned Authorized Officer of Borrower hereby certifies with respect to the Borrower as of the date hereof that:

 1.       The last Corporate Chart delivered [in a previous Compliance Certificate] is correct and complete as of the date of such Compliance Certificate [or] The Corporate Chart set forth on Schedule 10 attached hereto is correct and complete as of the date of such Compliance Certificate,

2.        The Loan Parties have delivered all documents (including updated schedules as to locations of Collateral and acquisition of Intellectual Property or real property) they are required to deliver pursuant to any Loan Document on or prior to the date of delivery of this Compliance Certificate.

3.        Complete and correct copies of all documents modifying any term of any Constituent Document of any Loan Party or joint venture thereof on or prior to the date of delivery of this Compliance Certificate have been delivered to the Administrative Agent [or] Attached hereto as Schedule 11 are true and correct copies of all documents modifying any term of any Constituent Document of any Loan Party or joint venture thereof on or prior to the date of delivery of this Compliance Certificate.

(c) Pursuant to Section 7.01(g) of the Term Loan Agreement, the undersigned Authorized Officer of Borrower hereby certifies with respect to the Borrower as of the date hereof that:

1.           Set forth on Schedule 12 attached hereto is a discussion and analysis of the financial condition and results of operations of the Borrower and its Subsidiaries for the portion of the Fiscal Year then elapsed and a discussion of the reasons for any significant variations from the Budget for such period and the figures for the corresponding period in the previous Fiscal Year.

9	To be included if applicable.
10	To be included if applicable.

[Signature page follows.]

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

IN WITNESS WHEREOF, this Compliance Certificate is executed by the undersigned as of the date first above written.

Name:
Title:	Chief Financial Officer
Cinedigm DC Holdings, LLC

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

SCHEDULE 1

Financial Reports

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

SCHEDULE 2

Default or Event of Default

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

SCHEDULE 3

Subsidiaries

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

[SCHEDULE 4

Updated Schedule 6.13 to the Term Loan Agreement]11

11	To be included if applicable.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

[SCHEDULE 5

Updated Schedule 6.17 to the Term Loan Agreement]12

12	To be included if applicable.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

SCHEDULE 6

Written Supplement to Security Agreement

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

SCHEDULE 7

Capital Expenditures

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

SCHEDULE 8

Installed Digital Systems

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

SCHEDULE 9

Calculation of Excess Cash Flow

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

[SCHEDULE 10

Corporate Chart]13

13	To be included if necessary.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

[SCHEDULE 11

Modified Constituent Documents]14

14	To be included if necessary.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

SCHEDULE 12

Discussion and Analysis of Financial Condition

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Exhibit K – Form of Distributor Lockbox Collateral Agency Agreement Instruction

February ___, 2013

Union Bank, N.A., as Collateral
Agent 120 South San Pedro Street, Suite 400
MC4-102-080
Los Angeles, CA 90012
Facsimile: 213-972-5694
Telephone: 213-972-5674
E-mail:  Alison.braunstein@unionbank.com
Attention:  Corporate Trust Department

Re:
Collateral Agency Agreement dated as of April 24, 2012, by and among Union Bank, N.A., as Collateral Agent, Access Digital Cinema Phase 2, Corp. (“ADCP2”), Access Digital Cinema Phase 2 B/AIX Corp., Cinedigm Digital Cinema Corp., Société Générale, New York Branch, as collateral agent and administrative agent under the Senior Credit Documents, Société Générale, New York Branch, as collateral agent under the Lease Security Agreement, the Initial VPF Creditor and the Additional VPF Creditors party thereto (as amended, modified or supplemented from time to time, the “Collateral Agency Agreement”).

Ladies and Gentlemen:

We acknowledge that we have received a copy of the Collateral Agency Agreement and we refer to Section 12 of the Collateral Agency Agreement.  Capitalized terms used herein and not defined herein shall have the meaning provided in the Collateral Agency Agreement.

We hereby advise you that we are Prospect Capital Corporation, a Maryland Corporation (“Prospect”) (that shall be an “Additional VPF Creditor” for purposes of the Collateral Agency Agreement) in connection with that certain Term Loan Agreement (as amended, restated, supplemented or otherwise modified, renewed or replaced from time to time) dated as of February [  ], 2013 among Cinedigm DC Holdings, LLC, as Borrower, Access Digital Media, Inc., ADCP2 and the other Subsidiaries (as defined therein) of the Borrower that are Guarantors (as defined therein) or become Guarantors thereunder, the lenders from time to time party thereto, Prospect, as administrative agent for the lenders, and Prospect, as collateral agent for the Secured Parties (as defined therein) (and which shall be an “Additional VPF Creditor Agreement” for purposes of the Collateral Agency Agreement).  Upon your receipt of this Joinder Agreement, we agree to be bound by the terms and conditions set forth in the Collateral Agency Agreement.

In consideration of the foregoing, we hereby represent and warrant to the Collateral Agent and the other Creditor Parties that:

(a)           We are the exclusive legal and beneficial owners of all of the Additional VPF Creditor Secured Obligations;

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

(b)           The execution, delivery and performance of this Joinder Agreement is within our powers, has been duly authorized, and does not contravene any law, any provision of any of the Additional VPF Creditor Documents or any agreement to which we are a party or by which we are bound;

(c)           This Joinder Agreement constitutes our legal, valid and binding obligation, enforceable against us in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity; and

(d)           Attached hereto as Annex I is a true, correct and complete list of all agreements, certificates and other documents evidencing the Additional VPF Creditor Secured Obligations owing to it and the Additional VPF Creditor Collateral granted to secure such Additional VPF Creditor Secured Obligations.

In consideration of the foregoing, we further:

(i)           designate the Collateral Agent to act as specified in the Collateral Agency Agreement and as our nominee and agent under the Additional VPF Creditor Documents and the Blocked Account Agreement as, and to the extent, set forth in the Collateral Agency Agreement; and

(ii)           accept and acknowledge the terms of the Collateral Agency Agreement applicable to us as an Additional VPF Creditor and a Creditor Party and agree to be bound by the terms of the Collateral Agency Agreement applicable to Additional VPF Creditors and Creditor Parties, with all the rights and obligations of an Additional VPF Creditor and a Creditor Party thereunder and bound by all the provisions thereof, including Section 3(b) of the Collateral Agency Agreement, as fully as if it had been a Creditor Party on the effective date of the Collateral Agency Agreement.

Delivery of an executed counterpart of a signature page of this Joinder Agreement by telecopy (by e-mail of a PDF or similar electronic image file) shall be effective as delivery of a manually executed counterpart of this Joinder Agreement.

[signature page follows]

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

IN WITNESS WHEREOF, the undersigned has caused this Joinder to be duly executed by its proper officer hereunto duly authorized.

PROSPECT CAPITAL CORPORATION

By:
Name:
Title:

Address:

Facsimile:
Telephone:
E-mail:
Attention:

Acknowledged and Agreed:

Union Bank, N.A., as Collateral Agent

By:
Name:
Title:

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Annex I

[To come.]

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

February 25, 2013

KBC Bank N.V.
Pres. Kennedypark 31C
8500 Kortrijk
Belgium
Facsimile: 0032 56 266 901
Attention:  Geert Nimmegeers
Relationship Manager

Re:
Collateral Agency Agreement dated as of April 24, 2012, by and among Union Bank, N.A., as Collateral Agent, Access Digital Cinema Phase 2, Corp. (“ADCP2”), Access Digital Cinema Phase 2, B/AIX Corp., (“B/AIX”),  Cinedigm Digital Cinema, Corp., Société Générale, New York Branch, as collateral agent and administrative agent under the Senior Credit Documents, Société Générale, New York Branch, as collateral agent under the Lease Security Agreement, KBC Bank N.V. as the Initial VPF Creditor and the Additional VPF Creditors party thereto (as amended, modified or supplemented from time to time, the “Collateral Agency Agreement”).

Dear Geert:

Reference is made to Collateral Agency Agreement.  Capitalized terms used herein and not defined herein shall have the respective meanings set forth in the Collateral Agency Agreement.

Pursuant to paragraph 12 of the Collateral Agency Agreement, as a condition to any Additional VPF Creditor Collateral being subject to the terms of Collateral Agency Agreement ADCP2 shall provide each Creditor Party with written notice thereof.

In accordance with the Collateral Agency Agreement, you are hereby notified that ADCP2 will be party to the Term Loan Agreement to be dated on or around February 28, 2013 with Cinedigm DC Holdings, LLC, as Borrower, Access Digital Media, Inc., and the other Subsidiaries (as defined therein) of the Borrower that are Guarantors (as defined therein) or become Guarantors thereunder, the lenders from time to time party thereto, Prospect Capital Corporation (“Prospect”), as administrative agent for the lenders, and Prospect, as collateral agent for the Secured Parties (as defined therein) , and in connection therewith, Prospect shall execute and deliver a Joinder Agreement to the Collateral Agent dated on or around February 28, 2013. We respectfully request that you waive the requirement set forth in Section 12(a) of the Collateral Agency Agreement that thirty (30) days’ prior written notice be given to each Creditor Party of such proposed actions by signing below.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

IN WITNESS WHEREOF, this notice has been executed as of the date and year first above written.

ACCESS DIGITAL CINEMA PHASE 2, CORP.

By:
Name:	Gary S. Loffredo
Title:	President

KBC BANK N.V.

By:
Name:
Title:

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

February 25, 2013

Société Générale, New York Branch,
as Collateral Agent and Administrative Agent
1221 Avenue of the Americas
New York, NY 10020
Attention: Richard O. Knowlton, Managing Director

Re:
Collateral Agency Agreement dated as of April 24, 2012, by and among Union Bank, N.A., as Collateral Agent, Access Digital Cinema Phase 2, Corp. (“ADCP2”), Access Digital Cinema Phase 2, B/AIX Corp., (“B/AIX”),  Cinedigm Digital Cinema, Corp., Société Générale, New York Branch, as collateral agent and administrative agent under the Senior Credit Documents, Société Générale, New York Branch, as collateral agent under the Lease Security Agreement, KBC Bank N.V. as the Initial VPF Creditor and the Additional VPF Creditors party thereto (as amended, modified or supplemented from time to time, the “Collateral Agency Agreement”).

Dear Richard:

Reference is made to Collateral Agency Agreement.  Capitalized terms used herein and not defined herein shall have the respective meanings set forth in the Collateral Agency Agreement.

Pursuant to paragraph 12 of the Collateral Agency Agreement, as a condition to any Additional VPF Creditor Collateral being subject to the terms of Collateral Agency Agreement ADCP2 shall provide each Creditor Party with written notice thereof.

In accordance with the Collateral Agency Agreement, you are hereby notified that ADCP2 will be party to the Term Loan Agreement to be dated on or around February 28, 2013 with Cinedigm DC Holdings, LLC, as Borrower, Access Digital Media, Inc., and the other Subsidiaries (as defined therein) of the Borrower that are Guarantors (as defined therein) or become Guarantors thereunder, the lenders from time to time party thereto, Prospect Capital Corporation (“Prospect”), as administrative agent for the lenders, and Prospect, as collateral

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

agent for the Secured Parties (as defined therein) , and in connection therewith, Prospect shall execute and deliver a Joinder Agreement to the Collateral Agent dated on or around February 28, 2013. We respectfully request that you waive the requirement set forth in Section 12(a) of the Collateral Agency Agreement that thirty (30) days’ prior written notice be given to each Creditor Party of such proposed actions by signing below.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.
IN WITNESS WHEREOF, this notice has been executed as of the date and year first above written.

ACCESS DIGITAL CINEMA PHASE 2, CORP.

By:
Name:	Gary S. Loffredo
Title:	President

SOCIÉTÉ GÉNÉRALE, NEW YORK BRANCH

By:
Name:	Richard O. Knowlton
Title:	Managing Director

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

February 25, 2013

Union Bank, N.A., as Collateral Agent
120 South San Pedro Street, Suite 400
MC4-102-080
Los Angeles, CA 90012
Facsimile: 213-972-5694
E-mail: Alison.braunstein@unionbank.com
Attention: Corporate Trust Department

Re:
Collateral Agency Agreement dated as of April 24, 2012, by and among Union Bank, N.A., as Collateral Agent, Access Digital Cinema Phase 2, Corp. (“ADCP2”), Access Digital Cinema Phase 2, B/AIX Corp., (“B/AIX”),  Cinedigm Digital Cinema, Corp., Société Générale, New York Branch, as collateral agent and administrative agent under the Senior Credit Documents, Société Générale, New York Branch, as collateral agent under the Lease Security Agreement, KBC Bank N.V. as the Initial VPF Creditor and the Additional VPF Creditors party thereto (as amended, modified or supplemented from time to time, the “Collateral Agency Agreement”).

Dear Ms. Braunstein:

Reference is made to Collateral Agency Agreement.  Capitalized terms used herein and not defined herein shall have the respective meanings set forth in the Collateral Agency Agreement.

Pursuant to paragraph 12 of the Collateral Agency Agreement, as a condition to any Additional VPF Creditor Collateral being subject to the terms of Collateral Agency Agreement ADCP2 shall provide each Creditor Party with written notice thereof.

In accordance with the Collateral Agency Agreement, you are hereby notified that ADCP2 will be party to the Term Loan Agreement to be dated on or around February 28, 2013 with Cinedigm DC Holdings, LLC, as Borrower, Access Digital Media, Inc., and the other Subsidiaries (as defined therein) of the Borrower that are Guarantors (as defined therein) or become Guarantors thereunder, the lenders from time to time party thereto, Prospect Capital

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Corporation (“Prospect”), as administrative agent for the lenders, and Prospect, as collateral agent for the Secured Parties (as defined therein) , and in connection therewith, Prospect shall execute and deliver a Joinder Agreement to the Collateral Agent dated on or around February 28, 2013. We respectfully request that you waive the requirement set forth in Section 12(a) of the Collateral Agency Agreement that thirty (30) days’ prior written notice be given to each Creditor Party of such proposed actions by signing below.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

IN WITNESS WHEREOF, this notice has been executed as of the date and year first above written.

ACCESS DIGITAL CINEMA PHASE 2, CORP.

By:
Name: Gary S. Loffredo
Title: President

UNION BANK, N.A

By:
Name:
Title:

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

EXHIBIT L – FORM OF GENERAL SERVICES AGREEMENT

This General Services Agreement (this “Agreement”), is made and entered as of February 28, 2013, (the “Effective Date”) by and between CINEDIGM DIGITAL CINEMA CORP., a Delaware corporation (the “Service Provider”), and CINEDIGM DC HOLDINGS, LLC, a Delaware limited liability company (the “Company”).

WHEREAS, upon the terms and conditions hereinafter set forth, the Company desires to retain the Service Provider to provide certain management services and the Service Provider is willing to undertake such obligations.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

Appointment. As of the Effective Date, the Company hereby engages the Service Provider, and the Service Provider hereby agrees, upon the terms and subject to the conditions set forth herein, to provide, or cause any of its Affiliates to provide, the services to the Company as described in Section 3 hereof.  For purposes of this Agreement, an “Affiliate” of any specified Person is a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified, and a “Person” means any individual, corporation, company, partnership, trust or other entity.

Term.
The term of this Agreement (the “Term”) shall be for an initial term expiring eight (8) years after the Effective Date; provided, however, that this Agreement and the Company's engagement of the Service Provider hereunder may be terminated at any time following the date hereof upon mutual agreement of the Company and the Service Provider, provided, further, however, that prior to the discharge in full of all of the Company’s obligations with respect to the Prospect Loan Documents, this Agreement may not be terminated without  the prior written consent of Administrative Agent, in its sole discretion.  For purposes of this Agreement, the  “Prospect Loan Documents,” means (i) that certain Term Loan Agreement (as amended, restated, supplemented or otherwise modified, renewed or replaced from time to time) (the “Term Loan Agreement”) dated as of February 28, 2013 among the Company, Access Digital Media, Inc., Access Digital Cinema Phase 2, Corp. and each other Guarantor that is a party thereto, the Lenders party thereto, and Prospect, in its separate capacities as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and as collateral agent for the Secured Parties, and (ii) the other Loan Documents.  Terms used herein but not otherwise defined shall have the respective meanings ascribed to them in the Term Loan Agreement.  The Term shall be renewed automatically for additional one-year terms thereafter unless the Service Provider or the Company shall give notice in writing within sixty (60) days before the expiration of the initial term or any one-year renewal thereof of its desire to terminate this Agreement.  Notwithstanding anything in this Agreement to the contrary, (a) the provisions of Section 4 and Section 7 shall survive the termination or expiration of this Agreement and (b) no termination or expiration of this Agreement, whether pursuant to this Section 0 or otherwise, will affect the Company's duty to pay any fees

2

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

accrued, or reimburse any cost or expense incurred, pursuant to the terms of this Agreement prior to the effective date of that termination.

Duties of the Service Provider.

Services; Transfer of Personnel. The Service Provider or any of its Affiliates shall provide the Company with the following services in connection with the deployment of digital systems and the collection and distribution of revenues earned in connection therewith including without limitation, origination of new non-US Phase II deployments of digital systems with partners and on terms acceptable to the Company (the “Services”): general administrative, supervisory, legal, accounting and financial services; human resources management; insurance management; other corporate, operational and management services; and training and assistance in connection with the foregoing.  The Company shall use the Services of the Service Provider or any of its Affiliates and the Service Provider shall make itself or any of its Affiliates available for the performance of the Services upon reasonable notice. The Service Provider or any of its Affiliates, as applicable, shall perform the Services at the times and places reasonably requested by the Company to meet the needs and requirements of the Company. Within 30 days of the Effective Date, the Service Provider will transfer (the “Transfer”)  to the Company, and the Company will employ, supervise, pay and assume all legal and tax responsibilities arising out of the employment of, all members of the Service Provider’s operational staff whose responsibilities and activities as of the date of the Transfer relate solely to the conduct of the business (the “Servicing Business”) of providing to owners of digital cinema projection systems (“Digital Systems”) management, accounting, technical and operational support required to support the management and operation of Digital Systems, including without limitation (i) administering, servicing and enforcing rights in respect of agreements with distributors of motion pictures and agreements with exhibitors who license Digital Systems and related software in connection with the exhibition of motion pictures on Digital Systems, (ii) monitoring and enforcing rights and obligations in respect of the Digital Systems, including, without limitation, the right to require such an exhibitor to enter into a maintenance agreement with a maintenance servicer, and any right to require such an exhibitor to maintain Digital Systems in good order and repair, (iii) performing and administering all cash management, reporting and accounting obligations and (iv) businesses, operations and activities reasonably related thereto. Notwithstanding the foregoing, the parties recognize that the Company is a subsidiary of the Service Provider and, as such, all employees of the Company shall be entitled to participate in all employee benefit plans and programs maintained by the Service Provider for employees of the Service Provider and its subsidiaries and receive all benefits that the Service Provider makes available to employees of its subsidiaries, in each case on the same basis as applies to employees of all of the Service Provider’s subsidiaries generally, provided, however, that each person who becomes an employee of the Company on the date and as a direct result of the Transfer shall be entitled to participate in employee benefit plans and programs and receive benefits on a basis that is no less favorable

3

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

on the whole to such employee than was the case immediately prior to the Transfer.

Transfer Budget.  As of the date of the Transfer, the annual costs of (i) all members of the Service Provider’s operational staff whose responsibilities and activities as of the date of the Transfer relate solely to the conduct of the Servicing Business and (ii) the annual direct costs associated with such Transfer shall be in the amount set forth in the budget attached as Annex A, any material change to which must be approved by the Administrative Agent, in its sole discretion.  Effective as of the date of the Transfer, such costs shall be reflected in the budget in accordance with the Term Loan Agreement.

Operational Standards.  The Service Provider represents, warrants, and covenants to the Company that it shall perform the Services in accordance with reasonable and prudent business practices, its customary practices, and applicable law and with no less care, skill, and diligence than it would exercise with regard to its own assets as if it were performing the Services for its own account.  The Services shall be of a scope and quality not less than those generally performed by first class professional managers performing services of similar type and quality to the Services hereunder.

Sub-license of Software.  The Service Provider hereby grants the Company a limited, irrevocable, fully paid-up, royalty-free, and non-exclusive sub-license to use the source code and the compiled executable code in electronic form for all software in use or necessary to engage in the Servicing Business in which the Company has rights as of the Effective Date, including without limitation properly supporting Digital Systems  (excluding commercial off-the-shelf software, such as Microsoft OS), and the related documentation solely in connection with the performance of the Servicing Business, which sublicense may only be exercised on and after the Effective Date and shall not be transferable, without the prior written consent of the Service Provider.  For the avoidance of doubt, the Company shall pay to the Service Provider an annual maintenance fee for the software as an Operating Expense reflected in the Budget in accordance with the Term Loan Agreement in addition to the fees payable to the Service Provider under Section 4.

Compensation for Services.  As consideration payable to the Service Provider or any of its Affiliates for providing the Services to the Company, the Company shall pay to the Service Provider the fees described Annex B attached hereto.  The fee shall be payable quarterly within 15 days of the end of each quarter of each fiscal year, commencing with the fiscal quarter that begins on April 1, 2013.  In addition to such fees, the Company shall reimburse the Service Provider as an Operating Expense for out-of-pocket amounts paid by the Company to third parties to provide the Services to the extent that the Company paid third parties for similar products or services in conducting the Servicing Business prior to the Transfer, as set forth in the Budgets in accordance with the Term Loan Agreement, or as otherwise approved by the Company and, prior to the discharge in full of all of the Company’s obligations with respect to the Prospect Loan Documents, the Administrative Agent.

4

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Insurance Requirements.

Company’s Insurance.  The Service Provider shall maintain or procure from an Affiliate, on behalf and at the expense of the Company, all insurance policies required to be maintained by the Company pursuant to the Term Loan Agreement or any Management Services Agreement.  The Service Provider shall prepare and present, on behalf of the Company, claims under any such insurance policy in a timely fashion in accordance with the terms of such policy.  Any payments on such policies that are not made directly to the Company shall be made to the Service Provider as agent of and for the account of the Company.  The Service Provider shall provide to the Company such evidence of insurance and payments of the premiums thereof required on or before the Effective Date and from time to time thereafter upon Company’s request.

Service Provider’s Insurance.  The Service Provider shall maintain or procure from an Affiliate, at its own expense, a commercial crime policy and professional liability insurance policy.  Any such commercial crime policy and professional liability insurance shall protect and insure the Service Provider against losses, including forgery, theft, embezzlement, errors and omissions and negligent acts of the employees of the Service Provider and shall be maintained in a form and amount consistent with customary industry practices for managers performing services similar to the Services and shall name the Company, as additional insured or loss payee.  Insurance policies shall not be cancelled without thirty (30) days prior written notice to the Company.  In cases where the Company and the Service Provider maintain insurance policies that duplicate coverage, then the policies of the Company shall provide primary coverage and the Service Provider’s policies shall be excess and non-contributory.  The Service Provider shall provide to the Company such evidence of insurance and payments of the premiums thereof required on or before the Effective Date and from time to time thereafter upon the Company’s request.

5

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Limitation of Liability; Payment of Expenses.

Limitation of Liability. None of the Service Provider, any of its Affiliates nor any of the officers, directors, managers, principals, stockholders, partners, members, employees, agents, representatives and Affiliates of any thereof (each a “Related Party” and, collectively, the “Related Parties”) shall be liable to the Company or any of its Affiliates for any loss, liability, damage or expense arising out of or in connection with the performance of any Services contemplated by this Agreement, unless such loss, liability, damage or expense shall be determined in a final judgment of a court of competent jurisdiction no longer subject to appeal to have resulted from the willful misconduct or gross negligence of such Person.  For the avoidance of doubt, in the event that the Service Provider or any of its Related Parties acts with willful misconduct or gross negligence, the Company may pursue specific performance remedies and claims for loss of profits or lost business.  Other than as set forth in the immediately preceding sentence, in no event will the Service Provider or any of its Related Parties be liable to the Company for special, indirect, punitive, incidental or consequential damages.

Payment of Expenses.  The Service Provider agrees to pay or reimburse the Company and the Administrative Agent for all reasonable and documented out-of-pocket costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, including the reasonable fees, disbursements and other charges of external counsel to the Company to the extent a court of competent jurisdiction determines in a final judgment no longer subject to appeal that the Service Provider acted with willful misconduct or gross negligence .

Indemnification.

The Company shall (a) indemnify and hold harmless the Service Provider and each of its Related Parties (each, a “Service Provider Indemnified Party”) from and against any and all losses, claims, actions, damages and liabilities, joint or several, to which such Service Provider Indemnified Party may become subject under any applicable statute, law, ordinance, regulation, rule, code, order, constitution, treaty, common law, judgment or decree, made by any third party or otherwise, relating to or arising out of the Services or other matters referred to in or contemplated by this Agreement or the engagement of such Service Provider Indemnified Party pursuant to, and the performance by such Service Provider Indemnified Party, of the Services or other matters referred to or contemplated by this Agreement, and (b) reimburse any Service Provider Indemnified Party for all costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) as they are incurred in connection with the investigation of, preparation for or defense of any pending or threatening claim, or any action or proceeding arising therefrom, whether or not such Service Provider Indemnified Party is a party thereto; provided that the Company will not be liable under the foregoing indemnification provision to the extent that any loss, claim, damage, liability, cost or expense is determined in a final judgment of a court of competent jurisdiction no longer subject to appeal to have resulted solely from the willful misconduct or

6

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

gross negligence of such Service Provider Indemnified Party. The reimbursement and indemnity obligations of the Company, under this Section 7(a) shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any Affiliate of the Service Provider and any Related Party or controlling persons (if any), as the case may be, of the Service Provider and any such Affiliate and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Service Provider, any such Affiliate and any such Related Party or other person.

The Service Provider shall (a) indemnify and hold harmless the Company and each of its Related Parties (each, a “Company Indemnified Party”) from and against any and all losses, claims, actions, damages and liabilities, joint or several, to which such Company Indemnified Party may become subject under any applicable statute, law, ordinance, regulation, rule, code, order, constitution, treaty, common law, judgment or decree, made by any third party or otherwise, relating to or arising out of the Services or other matters referred to in or contemplated by this Agreement, and (b) reimburse any Company Indemnified Party for all costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) as they are incurred in connection with the investigation of, preparation for or defense of any pending or threatening claim, or any action or proceeding arising therefrom, whether or not such Company Indemnified Party is a party thereto; provided that the Service Provider will not be liable under the foregoing indemnification provision to the extent that any loss, claim, damage, liability, cost or expense is determined in a final judgment of a court of competent jurisdiction no longer subject to appeal to have resulted solely from the willful misconduct or gross negligence of such Company Indemnified Party.  The reimbursement and indemnity obligations of the Service Provider, under this Section 7(b) shall be in addition to any liability which the Service Provider may otherwise have, shall extend upon the same terms and conditions to any Affiliate of the Company and any Related Party or controlling persons (if any), as the case may be, of the Company and any such Affiliate and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Service Provider, the Company, any such Affiliate and any such Related Party or other person.

Independent Contractor. Nothing herein shall be construed to create a joint venture, agency or partnership between the parties hereto or an employee/employer relationship. The Service Provider shall be an independent contractor pursuant to this Agreement. Neither party hereto shall have any express or implied right or authority to assume or create any obligations on behalf of or in the name of the other party or to bind the other party to any contract, agreement or undertaking with any third party. Nothing in this Agreement shall be deemed or construed to create any fiduciary duties or responsibilities of the Service Provider or any of its Related Parties, or to enlarge any of their fiduciary duties or responsibilities that would exist in the absence of this Agreement, including without limitation in any of their respective capacities as stockholder or directors of the Company.

7

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Permissible Activities. Nothing herein shall in any way preclude the Service Provider or its Affiliates or their respective Related Parties from engaging in any business activities or from performing services for its or their own account or for the account of others, including, without limitation, companies which may be in competition with the business conducted by the Company and any of its Affiliates.

Notices.

General.  Subject to Section 10(c) below, all notices and other communications provided for herein shall be in writing and shall be delivered either by hand, by overnight courier service, by certified or registered mail, by telefacsimile or by email (in portable document format (“pdf”) or tagged image file format (“TIFF”)) as follows:

if to any party hereunder, to it at:

c/o Cinedigm Digital Cinema Corp.
902 Broadway
9th Floor
New York, NY 10010
Attention:  General Counsel
Facsimile No.:  (212) 206-9001
Email:  gloffredo@cinedigm.com
amizel@cinedigm.com
jbrownson@cinedigm.com

with a copy to:

Kelley Drye & Warren LLP
101 Park Avenue
New York, NY 10178
Attention:          Jonathan K. Cooperman, Esq. and
Merrill B. Stone, Esq.
Facsimile No.:  (212) 808-7897

if to the Administrative Agent, to it at:

8

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Prospect Capital Corporation
10 East 40th Street, 44th Floor
New York, New York 10016
Attention:  General Counsel and Theodore V. Fowler
Facsimile No.:  212-448-9652
Email:     fax@prospectstreet.com
pl@prospectstreet.com
tfowler@prospectstreet.com
grier@prospectstreet.com
jbarry@prospectstreet.com

with a copy to:

Morgan, Lewis & Bockius LLP
101 Park Avenue
New York, New York 10178
Attention:  Patricia F. Brennan and Matthew E. Schernecke
Facsimile No.: (212) 309-6001
Email:     pbrennan@morganlewis.com
mschernecke@morganlewis.com

Changes to Notice Information.  Any party hereto may change its address, facsimile number or email address for notices and other communications hereunder by notice delivered to all of the other parties hereto in accordance with Section 10(a) above.

Requirements for Notices.  All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given (i) in the case of notices and other communications delivered by hand or overnight courier service, upon actual receipt thereof, (ii) in the case of notices and other communications delivered by certified or registered mail, upon the earlier of actual delivery and the third business day after the date deposited in the U.S. mail with postage prepaid and properly addressed, provided, that no notice or communication to the Administrative Agent pursuant to this clause (ii) shall be effective until actually received by the Administrative Agent, as applicable, (iii) in the case of notices and other communications delivered by telefacsimile, upon receipt by the sender of an acknowledgment or transmission report generated by the machine from which the telefacsimile was sent indicating that the telefacsimile was sent in its entirety to the recipient’s telefacsimile number and (iv) in the case of notices and other communications delivered by email, upon receipt by the sender of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, a  return email or other written acknowledgement), provided, that no notice or communication to the Administrative Agent pursuant to this clause (iv) shall be effective until receipt by the sender of written confirmation of receipt affirmatively initiated by the Administrative Agent, as applicable; provided, however, that in each case, if a

9

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

notice or other communication would be deemed to have been given in accordance with the foregoing at any time other than during the recipient’s normal business hours on a business day for such recipient, such notice or other communication shall be deemed given on the next succeeding business day for such recipient; and provided further, that no notice to the Administrative Agent shall be effective until delivered by at least two, not one, of the methods described in clauses (i) through (iv) above.

Effectiveness of Facsimile Documents and Signatures.  This Agreement may be transmitted and signed and delivered by facsimile or other electronic means of communication.  The effectiveness of any this Agreement and such signatures shall have the same force and effect as manually signed originals and shall be binding on all parties.  Each party acknowledges and agrees that the use of electronic transmission in general, and email in particular, is not necessarily secure and that there are risks associated with the use thereof, including risks of interception, disclosure and abuse, and each indicates it assumes and accepts such risks by hereby authorizing the use of electronic transmission.

Entire Agreement.  This Agreement contains the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior negotiations, agreements, and understandings with respect thereto, both written and oral.  This Agreement may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties.  There are no unwritten or oral agreements between the parties.

Successor and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.  However, subject to Section 13, neither this Agreement nor any of the rights of the parties hereunder may otherwise be transferred or assigned by either party hereto, except that (a) if the Company shall merge or consolidate with or into, or sell or otherwise transfer substantially all its assets to, another company which assumes the Company's obligations under this Agreement, the Company, with, prior to the discharge in full of all of the Company’s obligations with respect to the Prospect Loan Documents, the prior written consent of the Administrative Agent, may assign its rights hereunder to that company, and (b) the Service Provider, with, prior to the discharge in full of all of the Company’s obligations with respect to the Prospect Loan Documents, the prior written consent of the Administrative Agent, may assign its rights and obligations hereunder to any Affiliate.  Any attempted transfer or assignment in violation of this Section 0 shall be void.

Third-Party Beneficiaries. The parties hereto and their respective successors and permitted assigns acknowledge and agree that, prior to the discharge in full of all of the Company’s obligations with respect to the Prospect Loan Documents, the Administrative Agent is a third party beneficiary of Sections 2, 3(b), 5, 12, and 15 hereunder.  The parties acknowledge and agree that the Company may grant a security interest to the Collateral Agent in all of its rights, title and interests in and to this Agreement to secure the Company’s obligations under the Prospect Loan Documents, and nothing in this Agreement shall preclude the exercise of rights and remedies by the Collateral Agent in accordance with the Prospect Loan Documents.

10

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

Amendment and Modification; Waiver. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each party hereto; provided, however, that prior to the discharge in full of all of the Company’s obligations with respect to the Prospect Loan Documents, this Agreement may not be amended, modified or supplemented in any respect without the prior written consent of the Administrative Agent.  No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving.  Except as otherwise set forth in this Agreement, no failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

Severability.  All provisions of this Agreement are severable, and the unenforceability or invalidity of any of the provisions of this Agreement shall not affect the validity or enforceability of the remaining provisions of this Agreement.  Should any part of this Agreement be held invalid or unenforceable in any jurisdiction, the invalid or unenforceable portion or portions shall be removed (and no more) only in that jurisdiction, and the remainder shall be enforced as fully as possible (removing the minimum amount possible) in that jurisdiction.

Governing Law.  THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN ALL MATTERS ARISING OUT OF, IN CONNECTION WITH OR RELATING TO THIS AGREEMENT, INCLUDING ITS VALIDITY, INTERPRETATION, CONSTRUCTION, PERFORMANCE AND ENFORCEMENT (INCLUDING ANY CLAIMS SOUNDING IN CONTRACT OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST).

Waiver of Jury Trial.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING (I) TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE TERM LOANS OR ANY OTHER LOAN DOCUMENT, OR (II) ARISING FROM ANY DISPUTE OR CONTROVERSY IN CONNECTION WITH OR RELATED TO THIS AGREEMENT, THE TERM LOANS OR ANY OTHER LOAN DOCUMENT, AND AGREES THAT ANY SUCH ACTION OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

Counterparts.   Any number of counterparts of this Agreement, including facsimiles, may be executed by the parties hereto.  Each such counterpart shall be, and shall be deemed to be, an original instrument, but all such counterparts taken together shall constitute one and the same agreement.

11

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

No Strict Construction. The parties to this Agreement have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties, and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

[SIGNATURE PAGE FOLLOWS]

12

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

IN WITNESS WHEREOF, the parties hereto have executed this General Services Agreement as of the date first written above.

CINEDIGM DIGITAL CINEMA CORP.

By
Name:
Title:

CINEDIGM DC HOLDINGS, LLC

By
Name:
Title:

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

ANNEX A

Transfer Budget

2

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

ANNEX B

Fees

In consideration of the performance of the Services, prior to the discharge in full of all of the Company’s obligations with respect to the Prospect Loan Documents, the Company will pay the Service Provider in accordance with Section 4 of this Agreement fees in an aggregate amount equal to the Permitted SG&A Reimbursement Payment, to the extent permitted to be paid under the Term Loan Agreement. Promptly after the discharge in full of all of the Company’s obligations with respect to the Prospect Loan Documents, the Company and the Service Provider, acting in good faith and a commercially reasonable manner in light of all prevailing facts and circumstances at the time, will negotiate and agree to the fees that are thereafter payable to the Service Provider.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

EXHIBIT M - LIMITED RECOURSE GUARANTY AGREEMENT

This LIMITED RECOURSE GUARANTY AGREEMENT (as amended, restated, supplemented or otherwise modified, renewed or replaced from time to time, this “Agreement”), dated as of February 28, 2013, is made by CINEDIGM DIGITAL CINEMA CORP., a Delaware corporation (in such capacity, the “Guarantor”, and as “Cinedigm” (as defined below)), in favor of PROSPECT CAPITAL CORPORATION, a Maryland corporation (“Prospect”), as collateral agent for the Secured Parties (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”) and as Administrative Agent (as defined below).

W I T N E S S E T H:

WHEREAS, pursuant to the Term Loan Agreement, dated as of February 28, 2013 (as amended, restated, supplemented or otherwise modified, renewed or replaced from time to time, the “Term Loan Agreement”), among Cinedigm DC Holdings, LLC (the “Borrower”), Access Digital Media, Inc., Access Digital Cinema Phase 2, Corp. and each other Guarantor (as defined in the Term Loan Agreement) that is a party thereto, the Lenders party thereto, and Prospect, in its separate capacities as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”) and Collateral Agent, the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

WHEREAS, it is a condition precedent to the obligations of the Lenders under the Term Loan Agreement that the Guarantor enter into this Agreement to secure the Obligations of the Borrower under the Term Loan Agreement, and the Guarantor desires to satisfy such condition precedent; and

WHEREAS, the Guarantor will obtain substantial direct and indirect financial and other benefits from the Term Loans made by the Lenders to the Borrower pursuant to the Term Loan Agreement and the other Loan Documents, and accordingly, the Guarantor desires to enter into this Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.           Defined Terms.  Unless otherwise defined herein, all capitalized terms herein have the meanings ascribed to them in the Term Loan Agreement.  As used herein, “Cinedigm” means Cinedigm Digital Cinema Corp. in its individual capacity and in each of its capacities as the “Parent” (as defined in the Term Loan Agreement), the “Limited Recourse Pledgor” (as defined in the Term Loan Agreement”) and as Guarantor hereunder.

2.           Guaranty.

4

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

(a)           The Guarantor unconditionally guarantees, as a primary obligor and not merely as a surety, (i) the due and punctual payment of all Obligations, including, without limitation, (A) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Term Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (B) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Loan Parties to the Administrative Agent, the Collateral Agent or any other Secured Party under the Term Loan Agreement or any other Loan Document and (ii) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Loan Parties under or pursuant to the Term Loan Agreement or any other Loan Document (all the monetary and other obligations referred to in the preceding clauses (i) and (ii) being collectively referred to hereinafter as the “Guaranteed Obligations”), if any one or more of the following events or conditions occurs:

(i)           The occurrence of any Event of Default to the extent caused by any action of Cinedigm that Cinedigm is expressly required to take, to be caused to take, or to refrain from taking, or any inaction of Cinedigm in relation to any of the foregoing, under the terms of the Term Loan Agreement, in order to avoid such Event of Default;

(ii)           Any representation or warranty made or deemed to be made by Cinedigm herein or in any other Loan Document (including any certificate delivered pursuant to any provision hereof or of any Loan Document) is or shall be incorrect in any material respect on or as of the date when made or deemed to have been made; provided, that any representation or warranty that is already qualified in the text thereof as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects so stated on the applicable date;

(iii)           Cinedigm shall default in the due performance and observance of any obligation or covenant contained herein, in the Limited Recourse Pledge Agreement or in any Loan Document within the time limit for any such obligations or covenants provided for herein, in the Limited Recourse Pledge Agreement, or in any such other Loan Document, as applicable, (subject to any applicable grace or cure periods set forth herein, in the Limited Recourse Pledge Agreement or any such other applicable Loan Document) and the effect of such default is to cause an Event of Default;

(iv)           Any enforcement of the Administrative Agent’s or the Collateral Agent’s rights or remedies under the Loan Documents, or in connection with any litigation relating to the Loan Documents wherein, in either such case, Cinedigm (i) willfully or in bad faith interferes with, hinders or delays the exercise of the Administrative Agent’s or the Collateral Agent’s remedies, (ii) contests the validity or enforceability of any Loan Document or (iii) asserts a claim against the Administrative Agent or the Collateral Agent; provided, however, that this clause (iv) shall not apply in the event that Cinedigm in good faith asserts a bona fide

5

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

claim or defense to the effect that (A) the Obligations have been satisfied in full, (B) a Secured Party has breached or is otherwise acting contrary to the terms of the Loan Documents or (C) a Secured Party is acting in bad faith or with gross negligence or willful misconduct, and any such claim or defense is finally determined in favor of Cinedigm in a non-appealable judgment by a court of competent jurisdiction;

(v)           Cinedigm at any time institutes against the Borrower, Access Phase 2 or any other Loan Party, or joins in any institution against the Borrower, Access Phase 2 or any other Loan Party of, any bankruptcy proceeding under any U.S. Federal or state bankruptcy or similar law in which the Borrower, Access Phase 2 or any other Loan Party is a debtor;

(vi)           Cinedigm or any of its Related Parties engages in fraud or willful misrepresentation, gross negligence or willful misconduct in connection with any aspect of the Term Loans;

(vii)           The Limited Recourse Pledgor (A) Sells, assigns, transfers, pledges or encumbers in any other manner the Collateral (as defined in the Limited Recourse Pledge Agreement) except for Liens granted pursuant to, or permitted under, the Loan Documents, (B) fails to defend the right, title and security interest granted to the Collateral Agent in and to the Collateral (as defined in the Limited Recourse Pledge Agreement) against the claims and demands of any Persons to the extent required by the Limited Recourse Pledge Agreement, or (C) to the extent and within the time limits (subject to any applicable grace or cure periods) required in the Limited Recourse Pledge Agreement, fails to promptly execute and deliver any further instruments, or take any further action, that may be necessary, or that the Collateral Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted under the Limited Recourse Pledge Agreement or to enable the Collateral Agent to exercise and enforce its rights and remedies thereunder with respect to any Collateral (as defined in the Limited Recourse Pledge Agreement);

(viii)           The use of the proceeds of the Term Loans is other than in accordance with the provisions of the Term Loan Agreement (including, without limitation, any misappropriation of any such funds by Cinedigm); or

(ix)           Cinedigm shall breach its obligations and covenants arising under Section 6(b)(xii) hereof.

(b)           This is a limited recourse guaranty of payment and performance and not of collection.  The liability of the Guarantor under this Agreement shall be direct and immediate and not conditional or contingent upon the pursuit of any remedies against the Borrower, Access Phase 2, any other Loan Party or any other Person (including, without limitation, other guarantors, if any), nor against the Collateral for the Term Loans.  The Guarantor waives any right to require that an action be brought against the Borrower, Access Phase 2, any other Loan Party or any other Person or to require that resort be had to any Collateral of any Loan Party or to any balance of any deposit account or credit on the books of the Administrative Agent in favor of the Borrower, Access Phase 2 or any other Person.  In the event, on account of the Bankruptcy

6

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, the Borrower shall be relieved of or fail to incur any debt, obligation or liability as provided in the Loan Documents, the Guarantor shall nevertheless be fully liable to the extent set forth in this Agreement.  Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the right to enforce its rights, powers and remedies under the Loan Documents (including, without limitation, foreclosure of all or any portion of the Collateral) thereunder or hereunder, in any order, and all rights, powers and remedies available to the Administrative Agent or Collateral Agent, as applicable, in such event shall be non-exclusive and cumulative of all other rights, powers and remedies provided thereunder or hereunder or by law or in equity.  If the Guaranteed Obligations guaranteed hereby are partially paid or discharged by reason of the exercise of any of the remedies available to the Collateral Agent, this Agreement shall nevertheless remain in full force and effect, and the Guarantor shall remain liable to the extent set forth in Section 2(a) of this Agreement for all remaining Guaranteed Obligations, even though any rights which the Guarantor may have against the Borrower, Access Phase 2 or any Loan Party may be destroyed or diminished by the exercise of any such remedy.

(c)           The Guarantor further agrees that the Guaranteed Obligations may be extended, renewed or increased, in whole or in part, without notice to or further assent from the Guarantor, and that the Guarantor will remain bound upon its guarantee to the extent set forth in Section 2(a) of this Agreement notwithstanding any extension, renewal, or increase of any Guaranteed Obligations.

3.           Indemnity.  Without limiting the generality of Section 2 hereof, the Guarantor hereby indemnifies and holds harmless the Collateral Agent from and against any and all claims, losses, and liabilities growing out of or resulting from this Agreement (including enforcement of this Agreement), to the same extent as the Borrower, Access Phase 2 and the other Loan Parties are liable with respect to the other Loan Documents pursuant to the terms of Section 11.05 of the Term Loan Agreement.

4.           Reinstatement of Guaranteed Obligations.  If at any time all or any part of any payment made by the Guarantor or received by the Collateral Agent from Guarantor under or with respect to this Agreement is or must be rescinded or returned for any reason whatsoever (including, but not limited to, the insolvency, bankruptcy or reorganization of the Guarantor, the Borrower, Access Phase 2 or any other Loan Party), then the obligations of the Guarantor hereunder shall, to the extent of the payment rescinded or returned, be deemed to have continued in existence, notwithstanding such previous payment made by the Guarantor, or receipt of payment by the Collateral Agent, and the obligations of the Guarantor hereunder shall continue to be effective or be reinstated, as the case may be, as to such payment, all as though such previous payment by the Guarantor had never been made.

5.           Waivers by Guarantor.  To the fullest extent permitted by law, the Guarantor hereby waives and agrees not to assert or take advantage of:

7

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

(a)           Any right to require the Collateral Agent or Administrative Agent to proceed against the Borrower, Access Phase 2, any other Loan Party or any other Person or to proceed against or exhaust any security held by the Collateral Agent at any time or to pursue any other remedy in the Collateral Agent’s or Administrative Agent’s power or under any other agreement before proceeding against the Guarantor hereunder;

(b)           The defense of the statute of limitations in any action hereunder;

(c)           Any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other Person or Persons or the failure of the Collateral Agent or Administrative Agent to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other Person or Persons;

(d)           Demand, presentment for payment, notice of nonpayment, intent to accelerate, acceleration, protest, notice of protest and all other notices of any kind, or the lack of any thereof, including, without limiting the generality of the foregoing, notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of the Borrower, Access Phase 2, any other Loan Party, the Collateral Agent, the Administrative Agent, any endorser or creditor of the Borrower, Access Phase 2, any other Loan Party or of the Guarantor or on the part of any other Person whomsoever under this or any other instrument in connection with any obligation or evidence of Indebtedness held by the Collateral Agent or the Administrative Agent;

(e)           Any defense based upon an election of remedies by the Collateral Agent or the Administrative Agent;

(f)           Any right or claim or right to cause a marshalling of the assets of the Guarantor;

(g)           Any principle or provision of law, statutory or otherwise, which is or might be in conflict with the terms and provisions of this Agreement;

(h)           Any duty on the part of the Collateral Agent or any Related Parties to disclose to the Guarantor any facts such Persons may now or hereafter know about the Borrower, Access Phase 2, any other Loan Party, or any of the Guarantor’s other Subsidiaries, regardless of whether the Collateral Agent or the Administrative Agent has reason to believe that any such facts materially increase the risk beyond that which the Guarantor intends to assume or has reason to believe that such facts are unknown to the Guarantor or has a reasonable opportunity to communicate such facts to the Guarantor, it being understood and agreed that the Guarantor is fully responsible for being and keeping informed of the financial condition of the Borrower, Access Phase 2, each of the other Loan Parties and each of the Guarantor’s other Subsidiaries and of any and all circumstances bearing on the risk that liability may be incurred by the Guarantor hereunder;

(i)           Any lack of notice of disposition or of manner of disposition of any Collateral;

8

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

(j)            Any invalidity, irregularity or unenforceability, in whole or in part, of any one or more of the Loan Documents;

(k)           To the fullest extent permitted by law, lack of commercial reasonableness in dealing with the Collateral;

(l)            Any deficiencies in the Collateral for the Term Loans or any deficiency in the ability of the Collateral Agent or the Administrative Agent to collect or to obtain performance from any Persons or entities now or hereafter liable for the payment and performance of any obligation hereby guaranteed;

(m)           Any assertion or claim that the automatic stay provided by 11 U.S.C. §362 (arising upon the voluntary or involuntary bankruptcy proceeding of the Borrower, Access Phase 2, or any other Loan Party) or any other stay provided under any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, shall operate or be interpreted to stay, interdict, condition, reduce or inhibit the ability of the Collateral Agent or Administrative Agent to enforce any of its respective rights, whether now or hereafter required, which the Collateral Agent or Administrative Agent may have against the Guarantor or the Collateral;

(n)           Any modifications of the Loan Documents or any obligation of the Borrower, Access Phase 2 or any other Loan Party relating to the Term Loans by operation of law or by action of any court, whether pursuant to the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, or otherwise; and

(o)           Any action, occurrence, event or matter consented to by the Guarantor under Section 5(h) hereof, under any other provision hereof, or otherwise.

6.           Representations and Warranties; Covenants.

(a)           Representations and Warranties.  Cinedigm hereby represents and warrants to the Collateral Agent, on behalf of itself and the Lenders, each of the following:

(i)           Term Loan Agreement Representations and Warranties.  Cinedigm makes each of the representations and warranties with respect to each of the matters set forth in the Term Loan Agreement applicable to Cinedigm itself (and not as to any Loan Party) as if each such representation and warranty was made in this Agreement and each such representation and warranty is incorporated by reference and made a part hereof mutatis mutandis;

(ii)           Litigation; Labor Matters.

There are no pending (or, to the knowledge of Cinedigm, threatened) actions, investigations, suits, proceedings, audits, claims, demands, orders or disputes affecting any of the Phase I Group Members or Phase II Group Members with, by or before any Governmental Authority other than those that (a) cannot reasonably be expected to affect the Obligations, the Loan Documents, the other transactions

9

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

contemplated therein, any Digital Cinema Deployment Agreement, any Exhibitor Agreement, any Service Agreement, the General Services Agreement or the Management Services Agreement and (b) would not have, individually or in the aggregate, a Material Adverse Effect.

There are no strikes, work stoppages, slowdowns or lockouts existing, pending or, to the knowledge of Cinedigm, threatened against or involving any Group Member, except, for those that would not, in the aggregate, have a Material Adverse Effect.  As of the Closing Date, (a) there is no collective bargaining or similar agreement with any union, labor organization, works council or similar representative covering any employee of any Group Member, (b) no petition for certification or election of any such representative is existing or pending with respect to any employee of any Group Member and (c) no such representative has sought certification or recognition with respect to any employee of any Group Member;

(iii)           Subsidiaries.  Schedule 6.07 to the Term Loan Agreement is a complete and accurate list showing for each Loan Party, each Phase I Group Member and each Phase II Group Member and each Subsidiary of any Loan Party, Phase I Group Member and Phase II Group Member and each joint venture of any of the foregoing, its jurisdiction of organization, the number of shares of each class of Stock authorized (if applicable), the number outstanding on the Closing Date and the number and percentage of the outstanding shares of each such class owned (directly or indirectly) by the Borrower and, in the case of the Stock of the Borrower, Access Phase 2 and Cinedigm Australia, Cinedigm.  All outstanding Stock of each of them has been validly issued, is fully paid and non-assessable (to the extent applicable) and is owned beneficially and of record by Cinedigm, a Loan Party, a Phase I Group Member or Phase II Group Member, as applicable, free and clear of all Liens other than the security interests created by the Loan Documents and, in the case of the Stock of the Group Members (other than the Borrower, Access Phase 2 and Cinedigm Australia), Liens created under the “Loan Documents” (as defined in the CDF1 Credit Agreement) and Liens created under the “Loan Documents” (as defined in the CDF2 Credit Agreement), as applicable.  There are no Stock Equivalents with respect to the Stock of any Loan Party or Subsidiary of any Loan Party, any Phase I Group Member or Phase II Group Member, any Subsidiary of any Phase I Group Member or any Subsidiary of any Phase II Group Member or any joint venture of any of them as of the Closing Date, except as set forth on Schedule 6.07 to the Term Loan Agreement.  Except as provided in the Constituent Documents, the “Loan Documents” (as defined in the CDF1 Credit Agreement) and the “Loan Documents” (as defined in the CDF2 Credit Agreement) delivered to the Administrative Agent on or prior to the Closing Date, there are no Contractual Obligations or other understandings to which Cinedigm, any Loan Party, any Phase I Group Member, Phase II Group Member or any Subsidiary of any Phase I Group Member, Phase II Group Member or any joint venture of any of them is a party with respect to (including any restriction on) the issuance, voting, Sale or pledge of any Stock or Stock Equivalent of any Loan Party, Phase I Group Member, Phase II Group Member or any such Subsidiary or joint venture;

(iv)           Accuracy of Information.  The written information prepared or furnished by or on behalf of (and with the consent or at the direction of) Cinedigm, the Borrower

10

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

or any Loan Party in connection with any Loan Document (including the information contained in any Financial Statement) or the consummation of any transaction contemplated therein, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein, in light of the circumstances when made, not misleading in any material respect; provided, however, that projections contained therein are not to be viewed as factual and that actual results during the periods covered thereby may differ from the results set forth in such projections by a material amount.  All projections that are part of such information (including those set forth in any Projections delivered subsequent to the Closing Date) are based upon good faith estimates and stated assumptions believed to be reasonable and fair as of the date made in light of conditions and facts then known and, as of such date, reflect good faith, reasonable and fair estimates of the information projected for the periods set forth therein.  All facts known to Cinedigm and material to the financial condition, business, property or prospects of the Borrower or any other Loan Party, taken as one enterprise, have been disclosed to the Lenders.  The Initial Projections and pro forma financial information provided to the Administrative Agent on or prior to the Closing Date were prepared in good faith based upon  assumptions believed to be reasonable and fair as of the date made and in light of conditions and facts then known, it being recognized by the Administrative Agent and the Lenders that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ from the projected results;

(v)           Financial Condition; Financial Statements.  Subject to the absence of footnote disclosure and normal recurring year-end audit adjustments, each of the Initial Financial Statements fairly present in all material respects the Consolidated and consolidating financial position, results of operations and cash flow of the Borrower and the Phase I Group Members, as applicable, as at the date indicated and for the period indicated in accordance with GAAP.  On the Closing Date, (i) no Phase I Group Member has any material liability or other obligation (including Indebtedness, Guaranty Obligations, contingent liabilities and liabilities for taxes, long-term leases and unusual forward or long-term commitments) that is not reflected in the Initial Financial Statements or in the notes thereto and not otherwise permitted by the Term Loan Agreement and (ii) since the date of the Initial Financial Statements, there has been no Sale of any material property of the Phase I Group Members and no purchase or other acquisition of any material property.  The Initial Projections have been prepared by the Borrower, in consultation with Cinedigm, in light of the operations of the business of the Phase I Group and reflect projections for the eight year period beginning on the Closing Date, and in the form attached as Schedule 2 to the Term Loan Agreement;

(vi)           Tax Returns and Payments.  All U.S. federal and material U.S. State, local and foreign income and franchise and other Tax returns, reports and statements (collectively, the “Tax Returns”) required to be filed by any Tax Affiliate have been filed with the appropriate Governmental Authorities in all jurisdictions in which such Tax Returns are required to be filed, all such Tax Returns are true and correct in all material respects, and all taxes, charges and other impositions reflected therein or otherwise due and payable have been paid on or prior to the date due (and no outstanding tax liabilities exist with respect to any Tax Affiliate).  No Tax Return is under audit or examination by any Governmental Authority and no notice of such an audit or examination or any assertion of any claim for taxes has been given or made by any Governmental Authority, except such audit, examination or claim as could not, if

11

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

adversely determined, reasonably be expected to have a Material Adverse Effect.  Proper and accurate amounts have been withheld by each Tax Affiliate from their respective employees for all periods in full and complete compliance with the Tax, social security and unemployment withholding provisions of Applicable Law and such withholdings have been timely paid to the respective Governmental Authorities.  No Tax Affiliate has participated in a “reportable transaction” within the meaning of Treasury Regulation Section 1.6011-4(b) or has been a member of an affiliated, combined or unitary group other than the group of which a Tax Affiliate is the common parent;

(vii)           Compliance with ERISA.  Schedule 6.11 to the Term Loan Agreement sets forth, as of the Closing Date, a complete and correct list of, and that separately identifies, (a) all Title IV Plans, (b) all Multiemployer Plans and (c) all material Benefit Plans.  Each Benefit Plan, and each trust thereunder, intended to qualify for tax exempt status under Section 401 or 501 of the Code or other Applicable Law so qualifies.  Except for those that would not, in the aggregate, have a Material Adverse Effect, (x) each Benefit Plan is in compliance with applicable provisions of ERISA, the Code and other Applicable Law, (y) there are no existing or pending (or to the knowledge of Cinedigm, threatened) claims (other than routine claims for benefits in the normal course), sanctions, actions, lawsuits or other proceedings or investigation involving any Benefit Plan to which any Group Member incurs or otherwise has or could have an obligation or any Liability and (z) no ERISA Event is reasonably expected to occur.  On the Closing Date, no ERISA Event has occurred in connection with which obligations and liabilities (contingent or otherwise) remain outstanding.  No ERISA Affiliate would have any Withdrawal Liability as a result of a complete withdrawal from any Multiemployer Plan on the date this representation is made.  No ERISA Affiliate has incurred any liability under Title IV of ERISA that remains outstanding (other than PBGC premiums due but not delinquent);

(viii)           Intellectual Property; Licenses, etc.  Each Group Member owns or licenses all material Intellectual Property that is necessary for the operations of its business.  To the knowledge of Cinedigm, (a) the conduct and operation of the business of each Group Member does not infringe, misappropriate, dilute, violate or otherwise impair any Intellectual Property owned by any other Person and (b) no other Person has contested any right, title or interest of any Group Member in, or relating to, any Intellectual Property, other than, in each case, as would not, in the aggregate, have a Material Adverse Effect.  In addition, (x) there are no pending (or, to the knowledge of Cinedigm, threatened) actions, investigations, suits, proceedings, audits, claims, demands, orders or disputes affecting any Group Member with respect to, (y) no judgment or order regarding any such claim has been rendered by any competent Governmental Authority, no settlement agreement or similar Contractual Obligation has been entered into by any Group Member, with respect to and (z) Cinedigm does not know or have any reason to know of any valid basis for any claim based on, any such infringement, misappropriation, dilution, violation or impairment or contest, other than, in each case, as would not, in the aggregate, have a Material Adverse Effect;

(ix)           Environmental Warranties.  Except as set forth on Schedule 6.14 to the Term Loan Agreement, to Cinedigm’s knowledge (a) the operations of each Group Member are and have been in compliance with all applicable Environmental Laws, including obtaining,

12

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

maintaining and complying with all Permits required by any applicable Environmental Law, other than non-compliances that, in the aggregate, would not have a reasonable likelihood of resulting in Material Environmental Liabilities, (b) no Group Member is party to, and no Group Member and no Real Property currently (or to the knowledge of Cinedigm previously) owned, leased, subleased, operated or otherwise occupied by or for any Group Member is subject to or the subject of, any Contractual Obligation or any pending (or, to the knowledge of Cinedigm, threatened) order, action, investigation, suit, proceeding, audit, claim, demand, dispute or notice of violation or of potential liability or similar notice under or pursuant to any Environmental Law other than those that, in the aggregate, are not reasonably likely to result in Material Environmental Liabilities, (c) no Lien in favor of any Governmental Authority securing, in whole or in part, Environmental Liabilities has attached to any property of any Group Member and, to the knowledge of Cinedigm, no facts, circumstances or conditions exist that could reasonably be expected to result in any such Lien attaching to any such property, (d) no Group Member has caused or suffered to occur a Release of Hazardous Materials at, to or from any Real Property of any Group Member and each such Real Property is free of contamination by any Hazardous Materials except for such Release or contamination that could not reasonably be expected to result, in the aggregate, in Material Environmental Liabilities, (e) no Group Member (i) is or has been engaged in, or has permitted any current or former tenant to engage in, operations, or (ii) knows of any facts, circumstances or conditions, including receipt of any information request or notice of potential responsibility under CERCLA or other Environmental Laws, that, in the aggregate, would have a reasonable likelihood of resulting in Material Environmental Liabilities and (f) Cinedigm has caused the Borrower to make available to the Administrative Agent copies of all existing environmental reports, reviews and audits and all documents pertaining to actual or potential Environmental Liabilities with respect to each Group Member, in each case to the extent such reports, reviews, audits and documents are in any such Group Member’s possession, custody or control;

(x)            No Burdensome Obligations; No Defaults.  No Group Member is a party to any Contractual Obligation, no Group Member has Constituent Documents containing obligations, and, to the knowledge of Cinedigm, there are no Applicable Laws, in each case the compliance with which would have, in the aggregate, a Material Adverse Effect.  No Group Member (and, to the knowledge of Cinedigm, no other party thereto) is in default under or with respect to any Contractual Obligation of any Group Member, which Contractual Obligation is material to the operation of the Group Member’s business and which default gives the applicable third party the right to terminate such Contractual Obligation;

(xi)           Evidence of Other Indebtedness.  Schedule 6.22 to the Term Loan Agreement is a complete and correct list of each credit agreement, loan agreement, promissory note, indenture, purchase agreement, guaranty, letter of credit or other arrangement providing for or otherwise relating to any extension of credit (or commitment for any extension of credit) to any Group Member outstanding on the Closing Date which will remain outstanding after the Closing Date and that is required to be set forth on said Schedule 6.22 (other than the Term Loan Agreement and the other Loan Documents).  The aggregate principal or face amount outstanding or that may become outstanding under each such arrangement as of the Closing Date is correctly described in Schedule 6.22 to the Term Loan Agreement;

13

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

(xii)           Certain Agreements and Other Documents.  As of the Closing Date, Cinedigm has caused the Loan Parties to provide to the Administrative Agent accurate and complete copies of all of the following agreements or documents to which any Subsidiary of Cinedigm is subject and each of which is listed on Schedule 6.25 to the Term Loan Agreement:  (i) all Exhibitor Agreements; (ii) all Service Agreements; (iii) all Digital Cinema Deployment Agreements; (iv) all Management Services Agreements; (v) all IP Licenses; (vi) all Intercompany Agreements; (vii) all principal “Loan Documents” (as defined in the CDF1 Credit Agreement); (viii) all principal “Loan Documents” (as defined in the CDF2 Credit Agreement); (ix) all principal CHG Lease Facility Documents; (x) all KBC Facility Documents; and (xi) all Tax Consolidation Documents;

(xiii)          CDF2.  No entity that is allocated VPFs from the Distributor Lockbox Account has recourse to the assets of CDF2 other than (a) in an amount equal to such allocated and unpaid VPFs, (b) with respect to potential claims against CDF2 from operators of cinema complexes that operate Phase II Digital Systems installed pursuant to a master license agreement to which such operator and CDF2 are parties for failure to pay such VPFs to the extent received by CDF2, or (c) with respect to the Christie Deferred Payment.  Other than the Christie Deferred Payment, there are no deferred payment obligations owing by any Phase II Group Member to any Person.  CDF2 has not guaranteed any Indebtedness or other obligations owing to any such financing entity, and has not granted any Liens in its assets to any such financing entity other than (A)(i) any Lien on the Stock of the Subsidiary party to such financing entity’s financing documentation or (ii) any Lien on the equipment financed under such financing entity’s financing documentation and any VPFs derived from such equipment provided that, in no event shall any such Liens encumber any Installed Digital Systems or any revenues and earnings derived from the Installed Digital Systems (including VPFs) and (B) Liens under the “Loan Documents” (as defined in the CDF2 Credit Agreement); and

(xiv)         Exhibitor Agreements and Digital Cinema Deployment Agreements.  Each of Cinedigm and each Group Member is performing in all material respects its respective obligations under each Exhibitor Agreement and Digital Cinema Deployment Agreement to which it is a party and is not in breach or default in any material respect of any contractual obligation thereunder.  Other than as disclosed on Schedule 6.28 to the Term Loan Agreement, there are no pending (or, to the knowledge of Cinedigm, threatened) actions, investigations, suits, proceedings, audits, claims, demands, orders or disputes affecting any of the Group Members with, by or before any Governmental Authority in relation to each of the Exhibitor Agreements and the Digital Cinema Deployment Agreements, individually.

(b)           Covenants.  Cinedigm hereby covenants and agrees that, from the date hereof and until the Guaranteed Obligations have been paid in full and all other obligations hereunder shall have been performed and discharged and the Commitments terminated, Cinedigm will also comply with each of the following covenants:

(i)             Term Loan Agreement Covenants.  Notwithstanding that Cinedigm is not a signatory to the Term Loan Agreement and certain other Loan Documents, Cinedigm will comply with all of the obligations and covenants set forth in the Term Loan Agreement and any other Loan Document that by the terms of the Term Loan Agreement or such Loan

14

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Document expressly apply to Cinedigm and within the time periods provided in the Term Loan Agreement or such applicable Loan Document (subject to any applicable grace or cure periods), each of which is incorporated herein by reference and made a part hereof mutatis mutandis;

(ii)            Financial Deliverables.  Cinedigm will promptly provide the Loan Parties with any and all information, financial statements or other reports necessary to be provided by Cinedigm in order to enable such Loan Parties to comply with the requirements of the Term Loan Agreement, including, without limitation, Section 7.01 thereof, within the time periods required by the Term Loan Agreement (subject to any applicable grace or cure periods set forth therein);

(iii)           Insurance Information and Deliverables.  Cinedigm will promptly provide the Loan Parties with any and all insurance information or other reports necessary to be provided by Cinedigm in order to enable such Loan Parties to comply with the requirements of the Term Loan Agreement, including, without limitation, Section 7.01(i) and Section 7.03 thereof, within the time periods required by the Term Loan Agreement (subject to any applicable grace or cure periods set forth therein);

(iv)           Taxes.  Cinedigm will execute and deliver the Tax Consolidation Documents and will perform, and will cause each of its Subsidiaries party thereto to perform, each of its respective obligations thereunder, including, without limitation, in relation to Cinedigm, its obligation to indemnify the Borrower and its Subsidiaries in accordance with the provisions thereof;

(v)           ERISA Matters.  Cinedigm shall give the Administrative Agent (a) on or prior to any filing by any ERISA Affiliate of any notice of intent to terminate any Title IV Plan, a copy of such notice and (b) promptly, and in any event within 10 days, after any Responsible Officer of any ERISA Affiliate knows or has reason to know that an ERISA Event has occurred, a notice (which may be made by telephone if promptly confirmed in writing) describing such ERISA Event and any action that any ERISA Affiliate proposes to take with respect thereto, together with a copy of any notice filed with the PBGC or the IRS pertaining thereto;

(vi)           [Intentionally Omitted];

(vii)          Pledges of Stock.  (A) On the Closing Date, Cinedigm, as the Limited Recourse Pledgor will pledge to the Collateral Agent for the benefit of the Secured Parties, all the Stock of each of the Borrower and Access Phase 2, and (B) after the Closing Date, to the extent required and within the time limits set forth (including any applicable grace or cure periods) in the other Loan Documents, Cinedigm, as the Limited Recourse Pledgor, in relation to any new Subsidiaries of Cinedigm (subject to Section 6(xi) hereof), in each case, engaged in the Servicing Business, will (in accordance with the Limited Recourse Pledge Agreement), pledge all the Stock of each of its Domestic Subsidiaries and each of its Foreign Subsidiaries (to the extent such Foreign Subsidiary is not a “controlled foreign corporation” within the meaning of Section 957(a) of the Code), and 66% of the issued and outstanding Voting Stock and 100% of the outstanding non-voting Stock of each of its Foreign Subsidiaries that is a “controlled foreign

15

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

corporation” within the meaning of Section 957(a) of the Code, directly held by Cinedigm, in each case formed or otherwise purchased or acquired after the Closing Date, to the extent, in the case of all of the pledges described in this sub-clause (B), the applicable Subsidiary is not a “Loan Party” (as defined in the CDF1 Credit Agreement) or a “Loan Party” (as defined in the CDF2 Credit Agreement);

(viii)         Phase II SocGen MSA.  Cinedigm, will within thirty (30) Business Days of the Closing Date, (x) use its commercially reasonable efforts to obtain an amendment and restatement of the Phase II SocGen MSA that will transfer all right, title and interest of the Parent in and to the Phase II SocGen MSA, such that the Borrower will be the administrative servicer thereunder (and Cinedigm agrees that such commercially reasonable efforts are defined to include the efforts that a reasonable Person in the position of Cinedigm would use to obtain the amendment and restatement of the Phase II SocGen MSA as expeditiously as possible, which shall not include the payment of fees or other monies) and (y) if such an amendment and restatement is obtained, deliver true, correct and complete copies of all consents, waivers, acknowledgements and other agreements from any Loan Party or third parties which the Administrative Agent or the Collateral Agent may deem necessary in order to permit such transfer to occur;

(ix)           Management Services Agreement.  Unless the Administrative Agent shall otherwise agree in writing and subject to Section 6(b)(xi) hereof, Cinedigm shall cause each Management Services Agreement entered into after the Closing Date to which Cinedigm or any of its Subsidiaries is proposed to be a party to name the Borrower (or a direct, wholly-owned Subsidiary of the Borrower only in the event that the Administrative Agent shall have consented in writing), as applicable, as the manager or administrative servicer thereunder, with the Borrower (or such direct wholly-owned Subsidiary, as applicable), being entitled to the receipt of all Servicing Fees, Incentive Servicing Fees and other fees payable to the manager or the administrative servicer thereunder;

(x)           Compliance with ERISA.  Cinedigm shall ensure that no ERISA Affiliate shall cause or suffer to exist (a) any event that could result in the imposition of a Lien with respect to any Title IV Plan or Multiemployer Plan or (b) any other ERISA Event, that would, in the aggregate, have a Material Adverse Effect;

(xi)           Servicing Business.  Cinedigm agrees that, with respect to the Servicing Business, all new Subsidiaries conducting the Servicing Business shall be direct, wholly-owned Subsidiaries of the Borrower (or wholly-owned Subsidiaries of Cinedigm, only if consented to by the Administrative Agent in writing in advance of the formation or acquisition of any such Subsidiary by Cinedigm conducting the Servicing Business) subject, in each case, to the requirements set forth in Sections 7.08 and 7.09 of the Term Loan Agreement and as set forth above under Sections 6(b)(vi) and 6(b)(vii); and

(xii)           Triggering Event.  If, at any time, the Borrower elects not to make a voluntary prepayment with CDF1 Excess Cash Flow on any Payment Date on or after the Discharge of the CDF1 Credit Agreement Obligations (each, a “Triggering Event”), as requested by the Administrative Agent or the Collateral Agent, either (x) the Parent will, and will cause

16

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

each of the Borrower and CDF1 to or (y) the Collateral Agent will, cause each of the Parent and its applicable Subsidiaries to, pursuant to the Powers of Attorney, immediately enter into the Replacement Phase I MSA.  Notwithstanding anything in this Agreement or in any other Loan Document, the Collateral Agent is entitled to specific performance with respect to this Section 6(b)(xii).

7.           Certain Certifications.  In order to induce the Lenders to fund the Term Loans under the Term Loan Agreement, the Guarantor hereby agrees to deliver to the Collateral Agent and the Administrative Agent on the Closing Date a certificate, duly executed and delivered by the Guarantor’s secretary or assistant secretary, certifying as to (and attaching the relevant document where applicable):

(a)           the Guarantor’s Constituent Documents, as amended, modified or supplemented as of the Closing Date, certified by the appropriate officer or official body of the jurisdiction of organization of the Guarantor;

(b)           resolutions of the Guarantor’s Board then in full force and effect expressly and specifically authorizing, to the extent relevant, all aspects of the Loan Documents applicable to the Guarantor and the execution, delivery and performance of each Loan Document, in each case to be executed by the Guarantor;

(c)           the incumbency and specimen signatures of its Authorized Officers; and

(d)           the good standing certificate of the Guarantor in the jurisdiction of organization of the Guarantor, with such good standing certificate dated as of a date no more than thirty (30) days prior to the Closing Date, such certificate to be issued by the appropriate officer or official body of the jurisdiction of organization of the Guarantor.

Such certificate shall provide that the Collateral Agent, the Administrative Agent and each Secured Party may conclusively rely thereon until the Collateral Agent, the Administrative Agent and Secured Parties shall have received a further certificate of the secretary or assistant secretary, as applicable, of such Person canceling or amending the prior certificate of the Guarantor as provided in Section 7(c).

8.           General Provisions.

(a)           Fully Recourse.  All of the terms and provisions of this Agreement are recourse obligations of the Guarantor to the extent expressly set forth in this Agreement.

(b)           Survival.  This Agreement shall be deemed to be continuing in nature and shall remain in full force and effect and shall survive the exercise of any remedy by the Administrative Agent or the Collateral Agent under the Limited Recourse Pledge Agreement, the Security Agreement or any of the other Loan Documents.

(c)           No Subrogation; No Recourse Against Collateral Agent.  The Guarantor subordinates and agrees not to exercise any rights against the Borrower or any other Loan Party which it may acquire by way of subrogation or contribution, by any payment made hereunder or

17

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

otherwise, until all of the Guaranteed Obligations shall have been irrevocably paid in full and all Commitments have been terminated.  If any amount shall be paid to Cinedigm on account of such subrogation or contribution rights at any time when any Guaranteed Obligation or Commitment is outstanding, such amount shall be held in trust for the benefit of the Collateral Agent and shall forthwith be paid to the Collateral Agent to be credited and applied to the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Term Loan Agreement.  Furthermore, the Guarantor shall not have any right of recourse against the Collateral Agent by reason of any action the Collateral Agent may take or omit to take under the provisions of this Agreement or under the provisions of any other Loan Documents except solely to the extent that any Loan Party would have a right of recourse under the express provisions of the Loan Documents.

(d)           Reservation of Rights.  Nothing contained in this Agreement shall prevent or in any way diminish or interfere with any rights or remedies, including, without limitation, the right to contribution, which the Collateral Agent may have against the Borrower, Access Phase 2, or any other Loan Party, the Guarantor or any other party under any Applicable Laws, all such rights being hereby expressly reserved.

(e)           Rights Cumulative; Payments.  The Collateral Agent’s rights under this Agreement shall be in addition to all rights of the Collateral Agent and Administrative Agent under the other Loan Documents.

(f)           Certain Actions.  Guarantor hereby consents and agrees that the Collateral Agent may at any time and from time to time without further consent from the Guarantor do any of the following events, and the liability of the Guarantor to the extent set forth in this Agreement shall be unconditional and absolute and shall in no way be impaired or limited by any of the following events, whether occurring with or without notice to the Guarantor or with or without consideration:  (i) any extensions of time for performance required by any of the Loan Documents or extension or renewal of the Term Loan Agreement; (ii) any sale, assignment or foreclosure of the Term Loan Agreement or any of the other Loan Documents; (iii) any change in the composition of the Borrower, Access Phase 2 or any other Loan Party including, without limitation, the withdrawal or removal of the Guarantor from any current or future position of ownership, management or control of the Borrower, Access Phase 2 or any other Loan Party; (iv) the accuracy or inaccuracy of the representations and warranties made by the Guarantor herein or any other Loan Document or by the Borrower, Access Phase 2 or any other Loan Party in any of the Loan Documents; (v) the release of the Borrower, Access Phase 2, any other Loan Party or of any other Person or entity from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents by operation of law, the Collateral Agent’s or Administrative Agent’s voluntary act or otherwise; (vi) the release or substitution in whole or in part of any security for the Term Loans; (vii) the Collateral Agent’s or Administrative Agent’s failure to file any financing statement (or the Collateral Agent’s or the Administrative Agent’s improper recording or filing thereof) or to otherwise perfect, protect, secure or insure any Lien or security interest given as security for the Term Loans; (viii) the modification of the terms of any one or more of the Loan Documents; or (ix) the taking or failure to take any action of any type whatsoever.  No such action which the Collateral Agent or the Administrative Agent shall take or fail to take in connection with the Loan Documents or any

18

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Collateral, nor any course of dealing with the Borrower, Access Phase 2, any other Loan Party or any other Person, shall limit, impair or release the Guarantor’s obligations hereunder, affect this Agreement in any way or afford the Guarantor any recourse against the Collateral Agent or Administrative Agent.  Nothing contained in this Section shall be construed to require the Collateral Agent or the Administrative Agent to take or refrain from taking any action referred to herein.

(g)           Severability.  All provisions of this Agreement are severable, and the unenforceability or invalidity of any of the provisions of this Agreement shall not affect the validity or enforceability of the remaining provisions of this Agreement.  Should any part of this Agreement be held invalid or unenforceable in any jurisdiction, the invalid or unenforceable portion or portions shall be removed (and no more) only in that jurisdiction, and the remainder shall be enforced as fully as possible (removing the minimum amount possible) in that jurisdiction.  In lieu of such invalid or unenforceable provision, the parties hereto will negotiate in good faith to add as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such invalid or unenforceable provision as may be possible.

(h)           Integration.  This Agreement and the other Loan Documents contain the entire agreement of the parties with respect to the subject matter hereof and thereof and supersede all prior negotiations, agreements and understandings with respect thereto, both written and oral.  This Agreement may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.  There are no unwritten or oral agreements between the parties.  When this Agreement or any other Loan Document refers to a party’s “sole discretion”, such phrase means that party’s sole and absolute discretion as to process and result, which shall be final for all purposes hereunder, to be exercised (to the fullest extent the law permits) for any reason, subject to no standard of reasonableness or review and part of no claim before any court, arbitrator or other tribunal or forum or otherwise.

(i)            Amendments in Writing.  No amendment, waiver or consent under this Agreement shall be effective unless the same shall be executed in accordance with the provisions of Section 11.01 of the Term Loan Agreement which are incorporated herein by this reference, mutatis mutandis with such provisions applying to Cinedigm as if it were the Borrower thereunder.

(j)            Notices.  All notices and other communications provided for herein shall be (i) in writing, (ii) delivered and deemed received in accordance with the procedures set forth in Section 11.02 of the Term Loan Agreement and (iii) addressed to the parties at the address, facsimile number or email address provided therein or, in the case of the Guarantor, as set forth on the signature pages hereto.  Any party hereto may change its address, facsimile number or email address for notices and other communications hereunder by notice to all of the other parties hereto in accordance with the foregoing.

(k)           Successors and Assigns.  This Agreement shall be binding upon the successors and assigns of Cinedigm and shall inure to the benefit of each Secured Party and their successors and assigns to the extent permitted by Section 11.06 of the Term Loan Agreement; provided, however, that Cinedigm may not assign, transfer or delegate any of its rights or

19

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

obligations under this Agreement without the prior written consent of the Collateral Agent and, in any event, any assignment, transfer or delegation of Cinedigm’s rights or obligations under this Agreement shall be subject to the terms and provisions of the Term Loan Agreement.

(l)            Counterparts; Effectiveness.  THIS AGREEMENT SHALL BE SUBJECT TO THE PROVISIONS SET FORTH IN SECTIONS 11.02(d) AND 11.10 OF THE TERM LOAN AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

(m)           Governing Law.  THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN ALL MATTERS ARISING OUT OF, IN CONNECTION WITH OR RELATING TO THIS AGREEMENT, INCLUDING ITS VALIDITY, INTERPRETATION, CONSTRUCTION, PERFORMANCE AND ENFORCEMENT (INCLUDING ANY CLAIMS SOUNDING IN CONTRACT OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST).

(n)           Jurisdiction; Venue; Service Of Process; Jury Trial Waiver.  THIS AGREEMENT SHALL BE SUBJECT TO THE PROVISIONS SET FORTH IN ARTICLE XII OF THE TERM LOAN AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

(o)           Waiver of Acceptance.  Guarantor hereby waives any acceptance of this Agreement by the Collateral Agent, and this Agreement shall immediately be binding upon the Guarantor.

(p)           Captions for Convenience.  The captions and headings of the sections and paragraphs of this Agreement are for convenience of reference only and shall not be construed in interpreting the provisions hereof.

(q)           Successive Actions.  A separate right of action hereunder shall arise each time the Collateral Agent or the Administrative Agent acquires knowledge of any matter indemnified or guaranteed by Guarantor under this Agreement.  Separate and successive actions may be brought hereunder to enforce any of the provisions hereof at any time and from time to time.  No action hereunder shall preclude any subsequent action, and Guarantor hereby waives and covenants not to assert any defense in the nature of splitting of causes of action or merger of judgments.

(r)           Reliance.  The Guarantor hereby acknowledges that the Lenders would not make the Term Loans to the Borrower without this Agreement and the guaranty provided by the Guarantor hereunder.  Accordingly, the Guarantor intentionally and unconditionally enters into the covenants and agreements as set forth above and understands that, in reliance upon and in consideration of such covenants and agreements, the Term Loans shall be made and, as part and parcel thereof, specific monetary and other obligations have been, are being and shall be entered into which would not be made or entered into but for such reliance.

20

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

(s)           Waiver by Guarantor.  The Guarantor covenants and agrees that, upon the commencement of a voluntary or involuntary bankruptcy proceeding by or against the Borrower, Access Phase 2 or any Loan Party, the Guarantor shall not seek or cause the Borrower, Access Phase 2, any other Loan Party or any other Person or entity to seek a supplemental stay or other relief, whether injunctive or otherwise, pursuant to 11 U.S.C. § 105 or any other provision of the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law, (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, to stay, interdict, condition, reduce or inhibit the ability of the Collateral Agent to enforce any rights of the Collateral Agent against the Guarantor or the Collateral by virtue of this Agreement or otherwise.

(t)           Due Authorization and Execution.  This Agreement has been duly executed and delivered and constitutes the valid and legally binding obligation of the Guarantor, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and the effects of general principles of equity.  The execution, delivery and performance of this Agreement by the Guarantor will not violate any provisions of Applicable Law, any order of any court or Governmental Authority or the Constituent Documents of the Guarantor.

(u)           Loan Document.  This Agreement is a Loan Document executed pursuant to the Term Loan Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

[Signatures pages follow.]

21

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

IN WITNESS WHEREOF, the Guarantor has caused this Limited Recourse Guaranty Agreement to be duly executed as of the date first above written.

CINEDIGM DIGITAL CINEMA CORP.,
as Guarantor and as “Cinedigm”
By:
Name:
Title:

ADDRESS FOR NOTICES:
902 Broadway
9th Floor
New York, NY 10010
Attention: General Counsel
Facsimile No.: 212-206-9001/424-281-5401
Email: gloffredo@cinedigm.com
amizel@cinedigm.com
jbrownson@cinedigm.com

with a copy to:

Kelley Drye & Warren LLP
101 Park Avenue
New York, NY 10178
Attention: Jonathan K. Cooperman, Esq. and Merrill B. Stone, Esq.
Facsimile No.: (212) 808-7897

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

ACCEPTED AND AGREED
as of the date first above written:

PROSPECT CAPITAL CORPORATION,

as Collateral Agent and Administrative Agent

By:
Name:
Title:

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

EXHIBIT N – FORM OF LIMITED RECOURSE PLEDGE AGREEMENT

This LIMITED RECOURSE PLEDGE AGREEMENT (as amended, restated, supplemented or otherwise modified, renewed or replaced from time to time, this “Agreement”), dated as of February 28, 2013, is made by CINEDIGM DIGITAL CINEMA CORP., a Delaware corporation ( the “Pledgor”), in favor of PROSPECT CAPITAL CORPORATION, a Maryland corporation (“Prospect”), as collateral agent for the Secured Parties (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to the Term Loan Agreement, dated as of February 28, 2013 (as amended, restated, supplemented or otherwise modified, renewed or replaced from time to time, the “Term Loan Agreement”), among Cinedigm DC Holdings, LLC (the “Borrower”), Access Digital Media, Inc., Access Digital Cinema Phase 2, Corp. and each other Guarantor that is a party thereto, the Lenders party thereto, and Prospect Capital Corporation, in its separate capacities as Administrative Agent and Collateral Agent, the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

WHEREAS, it is a condition precedent to the obligations of the Lenders under the Term Loan Agreement that the Pledgor enter into this Agreement to secure the obligations of the Pledgor under that certain Limited Recourse Guaranty Agreement, dated as of February 28, 2013, made by Cinedigm Digital Cinema Corp. in its capacity as a guarantor in favor of the Collateral Agent for the Secured Parties (as amended, restated, supplemented or otherwise modified, renewed or replaced from time to time, the “Limited Recourse Guaranty”), and the Pledgor desires to satisfy such condition precedent; and

WHEREAS, the Pledgor will obtain substantial direct and indirect financial and other benefits from the Term Loans made by the Lenders to the Borrower pursuant to the Term Loan Agreement and the other Loan Documents, and accordingly, the Pledgor desires to enter into this Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE 1
DEFINITIONS

SECTION 1.1.  Certain Terms.  Capitalized terms defined in the Term Loan Agreement and not otherwise defined herein, when used in this Agreement have the respective meanings provided for in the Term Loan Agreement.  The following additional terms, when used in this Agreement, have the following meanings:

2

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

“Access Phase 2” means Access Digital Cinema Phase 2, Corp., a Delaware corporation.

“Cinedigm Australia” means Cinedigm Digital Cinema Australia Pty Ltd., an Australian company.

“Collateral” means, collectively, (a) the Pledged Stock; (b) all other Pledged Property, whether now or hereafter delivered to the Collateral Agent in connection with this Agreement; and (c) all additions, attachments, accessions, substitutions, replacements and proceeds of any of the foregoing; provided, however, that “Collateral” shall not include any Excluded Property.

“Distributions” means all dividends paid in stock, liquidating dividends, shares of Stock resulting from stock splits, reclassifications, warrants, options, non-cash dividends and other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Pledged Stock, but shall not mean Dividends.

“Dividends” means cash dividends and cash distributions with respect to any Pledged Stock made out of capital surplus.

“Event of Default” means any event described in Section 5.1.

“Excluded Property” means any of the (A) “Pledged Collateral” as such term is defined in the Amended and Restated Pledge Agreement dated as of February 28, 2013 between Access and the CDF1 Credit Agreement Collateral Agent (as amended, restated, supplemented or otherwise modified, renewed or replaced from time to time), (B) “Pledged Collateral” as such term is defined in the Amended and Restated Pledge Agreement dated as of February 28, 2013 between Christie and the CDF1 Credit Agreement Collateral Agent (as amended, restated, supplemented or otherwise modified, renewed or replaced from time to time), (C) “Pledged Collateral” as such term is defined in the Pledge Agreement dated as of October 18, 2011 between Access Phase 2 and Société Générale, New York Branch, in its capacity as collateral agent (as amended, restated, supplemented or otherwise modified, renewed or replaced from time to time), and (D) “Pledged Collateral” as such term is defined in the Pledge Agreement dated as of October 18, 2011 between CDF2 Holdings and Société Générale, New York Branch, in its capacity as collateral agent (as amended, restated, supplemented or otherwise modified, renewed or replaced from time to time).

“Pledged Property” means all Pledged Stock and any certificates evidencing the Pledged Stock, and all Dividends, Distributions, securities, cash, instruments, interest payments and other property and proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Stock.

“Pledged Stock” means the Stock more particularly described in Schedule 1 hereto, as amended and supplemented from time to time, and all other Stock of the Borrower, Access Phase 2, Cinedigm Australia and any Subsidiary of the Pledgor formed or acquired by the Pledgor after the date of this Agreement and engaged in the Servicing Business, in each case,

3

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

that may from time to time be issued or granted to the Pledgor from time to time while this Agreement is in effect; provided, however, to the extent that any such Subsidiary of the Pledgor is a Foreign Subsidiary that is a “controlled foreign corporation” within the meaning of Section 957(a) of the Code, “Pledged Stock” with respect to such Foreign Subsidiary means 66 % of the issued and outstanding Voting Stock and 100% of the outstanding non-voting Stock of such Foreign Subsidiary that may from time to time be issued or granted to the Pledgor from time to time while this Agreement is in effect; provided¸ further that, for the avoidance of doubt, “Pledged Stock” shall not include any Excluded Property.

“Power of Attorney” means that certain Limited Power of Attorney, dated as of the date hereof, granted to Collateral Agent by Pledgor.

“Secured Obligations” means all Guaranteed Obligations (as defined in the Limited Recourse Guaranty).

“Stock” means all shares of capital stock (whether denominated as common stock or preferred stock), equity interests, beneficial, partnership or membership interests, joint venture interests, ordinary shares, participations or other ownership or profit interests in or equivalents (regardless of how designated) of or in a Person (other than an individual), whether voting or non-voting.

“Triggering Event” means the Borrower, at any time, elects not to make a voluntary prepayment with CDF1 Excess Cash Flow on any Payment Date on or after the Discharge of the CDF1 Credit Agreement Obligations.

SECTION 1.2.            UCC Definitions.  Unless the context otherwise requires, all terms used herein but not defined herein or in the Credit Agreement for which meanings are provided in the Uniform Commercial Code as in effect in the State of New York or in any other applicable jurisdiction (the “UCC”) have the meanings given to such terms in the UCC.

ARTICLE 2
PLEDGE

SECTION 2.1.            Grant of Security Interest.  The Pledgor hereby pledges, assigns, grants, delivers, sets over, conveys and transfers to the Collateral Agent a continuing first priority security interest in and to, all of the Collateral now or hereafter owned or acquired by the Pledgor or in which the Pledgor now has or hereafter has or acquires any rights.

SECTION 2.2.            Security for Secured Obligations.  This Agreement and the Collateral secure the payment in full and performance of all Secured Obligations.

SECTION 2.3.            Delivery of Pledged Property; Registration of Pledge; Transfer upon the Occurrence of an Event of Default.  All certificates and instruments representing or evidencing any Collateral, including all Pledged Stock, shall be delivered to the Collateral Agent and shall be held by the Collateral Agent, shall be in suitable form for transfer by delivery, and shall be accompanied by all necessary instruments of transfer or assignment, duly executed in

4

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

blank.  The Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, and without notice to the Pledgor, to transfer to, or to register in the name of the Collateral Agent or any of its nominees, any or all of the Pledged Stock.

SECTION 2.4.            No Duty of the Collateral Agent.  The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers.  Beyond reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.  The Collateral Agent shall not be liable or responsible for any loss or damage to any of the Collateral, or from any diminution in the value thereof, by reason of the act or omission of any carrier, forwarding agency, or other agent selected by the Collateral Agent reasonably and in good faith.

SECTION 2.5.            Continuing First Priority Security Interest; Transfer of Secured Obligation.  This Agreement shall:

(a)          create a continuing first priority security interest in the Collateral;

(b)          remain in full force and effect until the payment in full and performance of all Secured Obligations and the termination of all Commitments;

(c)          be binding upon the Pledgor, its administrators, successors and assigns, provided, however, that the Pledgor may not assign any of its rights or obligations hereunder without the prior written consent of the Collateral Agent; and

(d)          inure to the benefit of the Collateral Agent and its permitted successors, transferees and, to the extent set forth in Section 10.09 of the Term Loan Agreement, assigns.

Without limitation to the foregoing, the Collateral Agent may assign or otherwise transfer any Secured Obligation held by it to any other Person, in accordance with the terms of the Term Loan Agreement, and such other Person shall thereupon become vested with all the benefits in respect thereof granted herein or otherwise.  Upon the occurrence of the event described in Section 2.5(b) above, the security interest granted herein shall terminate and all rights to the Collateral shall revert to the Pledgor.  Upon any such termination, the Collateral Agent will, (a) at the Pledgor’s expense, execute and deliver to the Pledgor such documents and instruments and do such acts and things as the Pledgor shall reasonably request to evidence such termination, without recourse or warranty to the Collateral Agent and (b) return to the Pledgor all certificates and instruments representing or evidencing any Collateral (together with all instruments of transfer or assignment) in the Collateral Agent’s possession.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES

5

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

SECTION 3.1.            Representations and Warranties.  The Pledgor represents and warrants as follows:

(a)               The Pledgor (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and (ii) has all requisite corporate power and authority to execute the Limited Recourse Guaranty and this Agreement and perform its obligations thereunder and hereunder.

(b)               The execution, delivery and performance by the Pledgor of the Limited Recourse Guaranty and this Agreement are within the Pledgor’s corporate powers and have been duly authorized by all necessary corporate action, and if required, shareholder action.  This Agreement and the Limited Recourse Guaranty have been duly executed and delivered by the Pledgor and constitute valid and binding obligations of the Pledgor, enforceable against it in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

(c)               The execution, delivery and performance by the Pledgor of this agreement and the Limited Recourse Guaranty (a) do not require any consent or approval of, registration or filing with, or any action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except filings necessary to perfect Liens created under this Agreement, (b) will not violate any Applicable Law or regulation or the charter, by-laws or other Constituent Documents of the Pledgor or any order of any Governmental Authority applicable to the Pledgor, and (c) will not violate or result in a default under any material indenture, material agreement or other material instrument binding on the Pledgor or any of its material assets or give rise to a right thereunder to require any payment to be made by the Pledgor.

(d)                The Pledgor is and at all times will be the legal and beneficial owner of, and has and will have at all times good and marketable title to (and has and will at all times have full right and authority to pledge and assign), all of the Collateral, free and clear of all Liens or other charges or encumbrances, except the Liens created pursuant to the Loan Documents.

(e)                Assuming the Collateral Agent has properly registered the pledge of the Stock of Cinedigm Australia in the Australia Personal Property Security Register, the pledge of the Collateral pursuant to this Agreement creates a valid, first priority security interest in the Collateral and all proceeds thereof, securing the Secured Obligations which security interest shall be perfected upon the delivery of the certificates evidencing such Collateral to the Collateral Agent.

(f)                 The Pledged Stock described on Schedule 1 hereto (as such schedule is supplemented from time to time) has been duly authorized and validly issued, and is fully paid, and nonassessable.

6

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

(g)                The Pledged Stock described on Schedule 1 hereto (as such schedule is supplemented from time to time) constitutes, and at all times thereafter the Pledged Stock will constitute, all of the issued and outstanding Stock held by the Pledgor in each Person whose Stock is pledged hereunder (other than with respect to any Foreign Subsidiary, including, without limitation, Cinedigm Australia, in relation to which the Stock pledged hereunder shall be limited to no more than 66 % of the issued and outstanding Voting Stock and 100% of the outstanding non-voting Stock of such Foreign Subsidiary that may from time to time be issued or granted to the Pledgor from time to time while this Agreement is in effect).

(h)               No authorization, approval, or other action by and no notice to or filing with, any Governmental Authority is or will be required either:

(i)         for the pledge by the Pledgor of the Collateral pursuant to this Agreement or for the execution, delivery, or performance of this Agreement by the Pledgor, or

               (ii)         for the exercise by the Collateral Agent of the voting or other rights provided for in and in accordance with the terms of this Agreement or the remedies in respect of any Collateral pursuant to this Agreement (except, with respect to any Pledged Stock, as may be required in connection with a disposition of the Pledged Stock by laws affecting the offering and sale of securities generally).

SECTION 3.2.  Warranties upon Pledge of Additional Collateral.  The Pledgor shall be deemed to restate each representation and warranty set forth in Section 3.1 as at the date of each pledge hereunder by the Pledgor to the Collateral Agent of any additional Collateral.

ARTICLE 4
COVENANTS

SECTION 4.1.            Protect Collateral; Further Assurances.  The Pledgor will not sell, assign, transfer, pledge or encumber in any other manner the Collateral except for Liens granted pursuant to the Loan Documents.  The Pledgor will warrant and defend the right, title and security interest herein granted to the Collateral Agent in and to the Collateral (and all right, title and interest represented by the Collateral) against the claims and demands of all Persons whomsoever.  The Pledgor agrees that at any time, and from time to time, at the expense of the Pledgor and at the Collateral Agent’s request, the Pledgor will promptly execute and deliver all further instruments, and take all further action, that may be necessary, or that the Collateral Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

SECTION 4.2.             Taxes.  The Pledgor will pay all taxes, assessments and charges levied, assessed or imposed upon the Collateral before the same become delinquent or in default, except where, and to the extent expressly permitted otherwise in the Term Loan Agreement.

7

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

                   SECTION 4.3.             Transfer Powers.  The Pledgor agrees that all certificated Pledged Stock delivered by the Pledgor to the Collateral Agent pursuant to this Agreement will be accompanied by all necessary instruments of transfer or assignment, duly executed in blank.  Thereafter, the Pledgor will, upon the request of the Collateral Agent, promptly deliver to it such transfer powers, instruments and similar documents, reasonably satisfactory in form and substance to the Collateral Agent, with respect to the Collateral as the Collateral Agent may reasonably request and will, from time to time upon the request of the Collateral Agent, promptly transfer any Pledged Stock or other Stock, including all Distributions to the extent required under Section 4.4 hereof, constituting Collateral into the name of the Collateral Agent or any nominee designated by the Collateral Agent.

SECTION 4.4.            Voting Rights; Dividends.  In addition, the Pledgor agrees that:

(a)          if any Event of Default shall have occurred and be continuing, promptly upon receipt thereof by the Pledgor and upon request therefor by the Collateral Agent, the Pledgor shall deliver (properly endorsed where required hereby or requested by the Collateral Agent) to the Collateral Agent all Dividends (other than Dividends expressly permitted to be made by the Borrower or Access Phase 2 to the Pledgor under Section 8.06 of the Term Loan Agreement) of any Loan Party and its Subsidiaries;

(b)          if any Event of Default shall have occurred and be continuing, immediately upon notice to the Pledgor by the Collateral Agent, all rights of the Pledgor to exercise or refrain from exercising voting or other consensual rights in respect of the Collateral shall cease and all such rights shall thereupon become vested in the Collateral Agent, who shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights; and

(c)          if any Event of Default shall have occurred and be continuing, upon request of the Collateral Agent, the Pledgor shall immediately deliver to the Collateral Agent such proxies and other documents as may be necessary to allow the Collateral Agent to exercise the voting and other consensual rights with respect to any Collateral.

Except as set forth in the immediately preceding sentence, the Pledgor shall be entitled to exercise, in its reasonable judgment, but in a manner not inconsistent with the terms of the Term Loan Agreement or any other Loan Document (including this Agreement), the voting powers and all other incidental rights of ownership with respect to any Pledged Stock (subject to the Pledgor’s obligation to deliver to the Collateral Agent such certificated Pledged Stock in pledge hereunder) and to the receipt of all Dividends permitted to be made under Section 8.06 of the Term Loan Agreement.  All Dividends, Distributions, cash payments and proceeds which the Pledgor is then obligated to deliver to the Collateral Agent, shall, until delivery to the Collateral Agent, be held by the Pledgor separate and apart from its other property in trust for the Collateral Agent.  The Collateral Agent agrees that unless an Event of Default shall have occurred and be continuing, the Collateral Agent shall, upon the written request of the Pledgor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by the Pledgor which are necessary to allow the Pledgor to exercise voting and other consensual rights with respect to

8

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

any Collateral; provided, however, that no vote shall be cast, or consent, waiver or ratification given, or action taken by the Pledgor that would impair in any material respect any Collateral or be inconsistent with or violate any provision of the Term Loan Agreement or any other Loan Document (including this Agreement).

SECTION 4.5.            Additional Information.  The Pledgor will promptly furnish to the Collateral Agent written notice of the occurrence of any event which would make any representation contained in Article 3 untrue in any material respect at such time.

ARTICLE 5
EVENTS OF DEFAULT; REMEDIES

SECTION 5.1.            Events of Default.  Each of the following shall constitute an “Event of Default” hereunder:

1.        Any “Event of Default” as provided under the terms of the Term Loan Agreement; or

2.        The Pledgor shall fail to observe or perform any covenant or agreement set forth in this Agreement or in the Limited Recourse Guaranty other than those referenced in subsection (a) above, and if such failure is capable of being remedied, such failure shall remain unremedied for the period of time described in the applicable provision hereof of in the Limited Recourse Guaranty.

SECTION 5.2.            Actions upon Event of Default.  In addition to its rights and remedies provided hereunder, whenever an Event of Default shall have occurred and be continuing, the Collateral Agent shall have all rights and remedies of a secured party upon default under the UCC or other Applicable Law.  Any notification required by law of any intended disposition by the Collateral Agent of any of the Collateral shall be deemed timely and reasonably given if given in accordance with Applicable Law at least ten (10) days before such disposition.  Without limitation of the above, the Collateral Agent may, whenever an Event of Default shall have occurred and be continuing, take all or any of the following actions after giving at least ten (10) days’ prior notice to the Pledgor:

(a)          transfer all or any part of the Collateral into the name of the Collateral Agent or its nominee, without disclosing that such Collateral is subject to the Lien hereunder;

(b)          take control of any proceeds of the Collateral; and

(c)          execute in the name, place and stead of the Pledgor endorsements, assignments, transfer powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

SECTION 5.3.           Attorney-in-Fact.  The Pledgor hereby irrevocably appoints the Collateral Agent as its true and lawful attorney, with full power of substitution, in the name of the Pledgor, the Collateral Agent, or otherwise, for the sole use and benefit of the Collateral Agent, but at the Pledgor’s expense, (i) upon the occurrence and during the continuance of an

9

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Event of Default, to take any action and to execute any instrument which the Collateral Agent may deem reasonably necessary or advisable to enable the Collateral Agent to realize the benefit of the security interest provided for in this Agreement and (ii) upon the occurrence of a Triggering Event, to take any action and exercise any power to cause the Pledor to enter into the Replacement Phase I MSA, including without limitation, the powers granted under the Power of Attorney.  At the request of the Collateral Agent, the Pledgor hereby agrees to enter into the Replacement Phase I MSA upon the occurrence of a Triggering Event and the Collateral Agent shall be entitled to specific performance of such obligation of the Pledgor.

SECTION 5.4.           Private Sales.  (a)  The Pledgor recognizes that the Collateral Agent may be unable, after the occurrence and during the continuance of any Event of Default, to effect a public sale of any or all the Pledged Stock by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the “Securities Act”) and applicable state securities law or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers that will be obligated to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof.  The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of having been a private sale.  The Collateral Agent shall be under no obligation to delay sale of any of the Pledged Stock for the period of time necessary to permit the Borrower to register such Stock for public sale under the Securities Act, or under applicable state securities law, even if the Borrower would agree to do so.

(b)          The Pledgor further agrees to use its reasonable best efforts, after the occurrence and during the continuance of an Event of Default, to do or cause to be done all such acts as may be necessary to make such sale or sales of all or any portion of the Pledgor’s Pledged Stock pursuant to this Section 5.4 valid and binding and in compliance with any and all Applicable Law.

SECTION 5.5.            Application of Proceeds.  The proceeds of any sale of, or other realization upon, all or any part of the Collateral by the Collateral Agent shall be applied to satisfy the Secured Obligations in the manner set forth in Section 4.02(b) of the Term Loan Agreement.

SECTION 5.6.            Indemnity and Expenses.  Subject to Section 5.7, the Pledgor hereby indemnifies and holds harmless the Collateral Agent from and against any and all claims, losses, and liabilities growing out of or resulting from this Agreement (including enforcement of this Agreement), to the same extent as the Borrower, Access Phase 2 and the other Loan Parties are liable with respect to the other Loan Documents pursuant to the terms of Section 11.05 of the Term Loan Agreement.

SECTION 5.7.            Extent of Liability.  Notwithstanding anything to the contrary contained in this Agreement, the liability of the Pledgor hereunder shall be recourse only to the Collateral from time to time pledged by the Pledgor or as provided for in the Limited Recourse Guaranty, plus any reasonable costs and expenses incurred by the Collateral Agent as a result of

10

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

the Pledgor’s interference with the Collateral Agent’s rights and remedies hereunder in violation of the provisions of this Agreement or as provided under the Limited Recourse Guaranty.

ARTICLE 6
MISCELLANEOUS

SECTION 6.1.             Loan Document.  This Agreement is a Loan Document executed pursuant to the Term Loan Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

SECTION 6.2.            Amendments.  No amendment, waiver or consent under this Agreement shall be effective unless the same shall be executed in accordance with the provisions of Section 11.01 of the Term Loan Agreement which are incorporated herein by this reference, mutatis mutandis with such provisions applying to Cinedigm as if it were the Borrower thereunder.

SECTION 6.3.            Obligations Not Affected.  The obligations of the Pledgor under this Agreement shall remain in full force and effect without regard to, and shall not be impaired or affected by (to the extent that the Pledgor may prospectively waive such defenses under Applicable Law):

(a)          any amendment or modification or addition or supplement to the Term Loan Agreement, any Note, any other Loan Document, any instrument delivered in connection therewith or any assignment or transfer thereof;

(b)          any exercise, non-exercise or waiver by the Collateral Agent of any right, remedy, power or privilege under or in respect of, or any release of any guaranty or collateral provided pursuant to, this Agreement, the Term Loan Agreement or any other Loan Document;

(c)          any waiver, consent, extension, indulgence or other action or inaction in respect of this Agreement, any other Security Document, the Term Loan Agreement or any other Loan Document or any assignment or transfer of any thereof; or

(d)          any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like, of the Pledgor or any other Person, whether or not the Pledgor shall have notice or knowledge of any of the foregoing.

SECTION 6.4.            Protection of Collateral.  The Collateral Agent may from time to time perform, at its option, any act which the Pledgor agrees hereunder to perform and which the Pledgor shall fail to perform, and the Collateral Agent may from time to time take any other action which the Collateral Agent reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

SECTION 6.5.            Additional Interests.  If the Pledgor shall at any time acquire or hold any Stock or additional Stock of any Person whose Stock is pledged or required to be

11

pledged hereunder (any such Stock being referred to hereinafter as the “Additional Stock”), the Pledgor shall deliver to the Collateral Agent (i) a Pledge Agreement Supplement in the form of Exhibit A hereto with respect to such Additional Stock duly completed and executed by the Pledgor and (ii) any other document required in connection with such Additional Interests as described in Section 2.3.  The Pledgor shall comply with the requirements of this Section 6.5 promptly, and, in any event, within no more than two (2) Business Days, of the acquisition of any such Additional Stock; provided, that the failure to comply with the provisions of this Section 6.5 shall not impair the Lien on Additional Stock conferred hereunder.

SECTION 6.6.           Addresses for Notices.  All notices and other communications provided for herein shall be (i) in writing, (ii) delivered and deemed received in accordance with the procedures set forth in Section 11.02 of the Term Loan Agreement and (iii) addressed to the parties at the address, facsimile number or email address provided therein or, in the case of the Pledgor, as set forth on its signature page hereto.  Any party hereto may change its address, facsimile number or email address for notices and other communications hereunder by notice to all of the other parties hereto in accordance with the foregoing.

SECTION 6.7.           Governing Law.  THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN ALL MATTERS ARISING OUT OF, IN CONNECTION WITH OR RELATING TO THIS AGREEMENT, INCLUDING ITS VALIDITY, INTERPRETATION, CONSTRUCTION, PERFORMANCE AND ENFORCEMENT (INCLUDING ANY CLAIMS SOUNDING IN CONTRACT OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST).

SECTION 6.8.            Arbitration; Jurisdiction; Venue; Service of Process; Jury Trial Waiver.  THIS AGREEMENT SHALL BE SUBJECT TO THE PROVISIONS SET FORTH IN ARTICLE XII OF THE TERM LOAN AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

SECTION 6.9.            Postponement of Subrogation.  The Pledgor subordinates and agrees not to exercise any rights against the Borrower or any other Loan Party which it may acquire by way of subrogation or contribution, by any payment made hereunder or otherwise, until all of the Secured Obligations shall have been irrevocably paid in full and all Commitments have been terminated.  If any amount shall be paid to the Pledgor on account of such subrogation or contribution rights at any time when any Secured Obligation or Commitment is outstanding, such amount shall be held in trust for the benefit of the Collateral Agent and shall forthwith be paid to the Collateral Agent to be credited and applied to the Secured Obligations, whether matured or unmatured, in accordance with the terms of the Term Loan Agreement.

SECTION 6.10.         Limitation of Liability.  NO PARTY HERETO, NOR ANY OF THEIR AFFILIATES, SHALL HAVE ANY LIABILITY WITH RESPECT TO, AND EACH PARTY HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON, ANY CLAIM FOR ANY SPECIAL, INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES SUFFERED BY ANY PARTY HERETO IN CONNECTION WITH, ARISING OUT OF, OR IN ANY WAY RELATED TO THIS AGREEMENT, THE TRANSACTIONS

12

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

CONTEMPLATED HEREIN OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION HEREWITH.

SECTION 6.11.           Counterparts; Effectiveness.  THIS AGREEMENT SHALL BE SUBJECT TO THE PROVISIONS SET FORTH IN SECTIONS 11.02(d) AND 11.10 OF THE TERM LOAN AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

[Signature pages follow.]

13

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

IN WITNESS WHEREOF, the Pledgor has caused this Limited Recourse Pledge Agreement to be duly executed as of date first above written.

PLEDGOR:

CINEDIGM DIGITAL CINEMA CORP.

By:
Name:
Title:

ADDRESS FOR NOTICES:
Address:
902 Broadway
9th Floor
New York, NY 10010
Attention: General Counsel
Facsimile No.: 212-206-9001/424-281-5401
Email: gloffredo@cinedigm.com
amizel@cinedigm.com
jbrownson@cinedigm.com

with a copy to:

Kelley Drye & Warren LLP
101 Park Avenue
New York, NY 10178
Attention: Jonathan K. Cooperman, Esq. and Merrill B. Stone, Esq.
Facsimile No.: (212) 808-7897

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

ACCEPTED AND AGREED
as of the date first above written:

PROSPECT CAPITAL CORPORATION,
as Collateral Agent

By:
Name:
Title:

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

SCHEDULE 1

PLEDGED STOCK

Pledgor	Issuer	Class of Stock	Stock Certificate Numbers	Percentage of Stock Owned/ Percentage of Stock Pledged
Cinedigm Digital Cinema Corp.	Cinedigm DC Holdings, LLC	☐	☐	100% / 100%
Cinedigm Digital Cinema Corp.	Access Digital Cinema Phase 2, Corp.	☐	☐	100% / 100%
Cinedigm Digital Cinema Corp.	Cinedigm Digital Cinema Australia Pty Ltd.	☐	☐	100% / 66%

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

EXHIBIT A

FORM OF PLEDGE AGREEMENT SUPPLEMENT

THIS PLEDGE AGREEMENT SUPPLEMENT (as amended, restated, supplemented or otherwise modified, renewed or replaced from time to time, this “Supplement”), dated as of ______________, 20__, is made by CINEDIGM DIGITAL CINEMA CORP., a Delaware corporation (the “Pledgor”), in favor of PROSPECT CAPITAL CORPORATION, a Maryland corporation, as collateral agent for the Secured Parties (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”).  All capitalized terms not otherwise defined herein have the meanings given to such terms in the Pledge Agreement (as defined below).

WHEREAS, the Pledgor is required under the terms of that certain Limited Recourse Pledge Agreement dated as of February [28], 2013 (as amended, restated, supplemented or otherwise modified, renewed or replaced from time to time, the “Pledge Agreement”), made by the Pledgor in favor of the Collateral Agent, to cause certain of the Stock held by it and listed on Supplemental Schedule 1 attached to this Supplement (the “Additional Stock”) to be specifically identified as subject to the Pledge Agreement; and

WHEREAS, the Pledgor has acquired rights in the Additional Stock and desires to evidence its prior pledge to the Collateral Agent of the Additional Stock in accordance with the terms of the Term Loan Agreement and the Pledge Agreement;

NOW, THEREFORE, the Pledgor hereby agrees as follows with the Collateral Agent for the benefit of the Secured Parties:

The Pledgor hereby reaffirms and acknowledges the pledge and collateral assignment to, and the grant of security interest in, the Additional Stock contained in the Pledge Agreement and pledges and collaterally assigns to the Collateral Agent a first priority lien and security interest to secure the payment in full and performance of all Secured Obligations in (a) the Additional Stock; (b) all other Pledged Property, whether now or hereafter delivered to the Collateral Agent in connection with this Agreement; and (c) all proceeds of any of the foregoing.

The Pledgor hereby acknowledges, agrees and confirms by its execution of this Supplement that the Additional Stock constitute “Pledged Stock” under and are subject to the Pledge Agreement, and the items of property referred to in clauses (a) through (c) above (the “Additional Collateral”) shall collectively constitute “Collateral” under and are subject to the Pledge Agreement.  Each of the representations and warranties with respect to Pledged Stock and Collateral contained in the Pledge Agreement is hereby made by the Pledgor with respect to the Additional Stock and the Additional Collateral, respectively.  Attached to this Supplement is a duly completed Supplemental Schedule 1 (the “Supplemental Schedule”) supplementing as indicated thereon Schedule 1 to the Pledge Agreement.  The Pledgor represents and warrants that the information contained on the Supplemental Schedule with respect to such Additional Stock is true, complete and accurate as of the date of its execution of this Supplement.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

IN WITNESS WHEREOF, the Pledgor has caused this Pledge Agreement Supplement to be duly executed as of the date first above written.

PLEDGOR:

CINEDIGM DIGITAL CINEMA CORP.

By:
Name:
Title:

ACCEPTED AND AGREED
as of the date first above written:

PROSPECT CAPITAL CORPORATION,
as Collateral Agent

By:
Name:
Title:

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

SUPPLEMENTAL SCHEDULE 1

ADDITIONAL INTERESTS

Pledgor	Issuer	Class of Stock	Certificate Numbers	Percentage of Stock Owned/ Percentage of Stock Pledged
Cinedigm Digital Cinema Corp.	☐	☐	☐	100% / ☐%

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

(i) Exhibit O – Form of Note

$_________	New York, New York
as of [__], 20__

FOR VALUE RECEIVED, CINEDIGM DC HOLDINGS, LLC, a Delaware limited liability company (the “Obligor”), DOES HEREBY PROMISE TO PAY to the order of [INSERT NAME OF LENDER] (the “Lender”) at the office of Prospect Capital Corporation, a Maryland corporation (“Prospect”), as Administrative Agent for the Lenders under the Term Loan Agreement referred to below, at Prospect Capital Corporation, 10 East 40th Street, 44th Floor, New York, New York 10016, in lawful money of the United States of America in immediately available funds, the principal amount of [____________] DOLLARS ($[_________]), or the aggregate unpaid principal amount of all Term Loans (as defined in the Term Loan Agreement referred to below) made by the Lender to the Obligor pursuant to the terms of the Term Loan Agreement, whichever is less, on such date or dates as are required by the Term Loan Agreement, and to pay interest on the unpaid principal amount from time to time outstanding hereunder, in like money, at such office and at such times as are set forth in the Term Loan Agreement.

The Obligor and any and all sureties, guarantors and endorsers of this Note and all other parties now or hereafter liable hereon severally waive grace, demand, presentment for payment, protest, notice of any kind (including, but not limited to, notice of dishonor, notice of protest, notice of intention to accelerate or notice of acceleration) and diligence in collecting and bringing suit against any party hereto and agree to the extent permitted by applicable law (i) to all extensions and partial payments, with or without notice, before or after maturity, (ii) to any substitution, exchange or release of any security now or hereafter given for this Note, (iii) to the release of any party primarily or secondarily liable hereon, and (iv) that it will not be necessary for any holder of this Note, in order to enforce payment of this Note, to first institute or exhaust such holder’s remedies against the Obligor or any other party liable hereon or against any security for this Note.  The non-exercise by the holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

This Note is one of the Notes referred to in that certain Term Loan Agreement, dated as of February 28, 2013 (as amended, restated, supplemented or otherwise modified, renewed or replaced from time to time, the “Term Loan Agreement”; capitalized terms used in herein and not otherwise defined have the meanings ascribed to such terms in the Term Loan Agreement), among Obligor, Access Digital Media, Inc., Access Digital Cinema Phase 2, Corp. and each other Guarantor that is a party thereto, the Lenders party thereto, and Prospect, in its separate capacities as Administrative Agent and Collateral Agent.

The Lender may, but is not obligated to, set forth on the last page hereof such information as is designated on the last page hereof; provided, however, that any error in or omission of such information shall not impair the Lender’s rights hereunder.

In the event of a conflict between this Note and the Term Loan Agreement, the provisions of the Term Loan Agreement will govern.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Except as provided in Section 11.06 of the Term Loan Agreement, this Note may not be assigned by the Lender to any other Person.

THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN ALL MATTERS ARISING OUT OF, IN CONNECTION WITH OR RELATING TO THIS NOTE, INCLUDING ITS VALIDITY, INTERPRETATION, CONSTRUCTION, PERFORMANCE AND ENFORCEMENT (INCLUDING ANY CLAIMS SOUNDING IN CONTRACT OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST).  THIS NOTE SHALL BE SUBJECT TO THE PROVISIONS SET FORTH IN ARTICLE XII OF THE TERM LOAN AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

[Signature page follows.]

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEME CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

IN WITNESS WHEREOF, the undersigned has caused this Note to be duly executed and delivered by its duly Authorized Officer as of the date first above written.

CINEDIGM DC HOLDINGS, LLC

a)	By:
b)		Name:
Title:

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

(i) [LAST PAGE OF NOTE]

Date	Amount of Loan	Payments		Unpaid Principal Balance of Note	Name of Person Making Notation
		Principal	Interest

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

To: Prospect Capital Corporation	Perfection Certificate

Notes	:

1.	This is a form designed to be completed in Microsoft Word.
2.	If there is not enough space for your answer, use the continuation sheet at the end of this form or attach a separate Word document with the additional information.
3.	When completed, submit this form by e-mail to Prospect Capital Corporation. Please also print this form and submit a hard copy signed by an officer of the Loan Party.
4.
This completed and executed certificate is a condition to closing and funding the loan.  Information contained herein may have an impact on the drafting of the loan documents.  The sooner this completed certificate is received by Prospect Capital Corporation, the more likely it is that the transaction can be finalized in a timely manner.

EXHIBIT P - FORM OF PERFECTION CERTIFICATE

TO:         PROSPECT CAPITAL CORPORATION

The undersigned, the _________ of _________ (the “Company”), hereby represents and warrants to you on behalf of the Company as follows:

1.	NAMES OF THE COMPANY

a.           The name of the Company as it appears in its current Articles or Certificate of Incorporation is:

b.           The federal employer identification number of the Company is:

c.           The Company is formed under the laws of the [State] [Country] of  .

d.           The organizational identification number issued to the Company under its jurisdiction of formation is:

e.           The Company transacts business in the following states (and/or countries) (list jurisdictions other than jurisdiction of formation):

f.           The Company is duly qualified to transact business as a foreign entity in the following states (and/or countries) (list jurisdictions other than jurisdiction of formation):

g.           The following is a list of all other names (including fictitious names, d/b/a’s, trade names or similar names) currently used by the Company or used within the past five years:

Name	Period of Use	Note whether prior legal name, fictitious name, d/b/a, trade name, etc.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

To: Prospect Capital Corporation	Perfection Certificate

h.           The following are the legal names and jurisdictions of formation of all entities which have been merged into the Company during the past five years:

Legal Name of Merged Entity	Entity Jurisdiction of Formation	Year of Merger

i.           The following are the legal names and addresses (including jurisdictions of formation) of all entities from whom the Company has acquired any personal property in a transaction not in the ordinary course of business during the past five years, together with the date of such acquisition and the type of personal property acquired (e.g., equipment, inventory, etc.):

Legal Name	Jurisdiction of Formation / Address	Date of Acquisition	Type of Property

2.	EQUITY-RELATED MATTERS

a.           Is the Company publicly-traded or privately held?

Public  ☐                     Private ☐

b.           If public, provide the following information:

Date of Listing
Exchange (e.g., NASDAQ, NYSE, LSE, etc.)
Ticker/Trading symbol
Tax/Accounting Year
Is the Company current in its SEC and/or other reporting?
Last report filed

c.           If private, attach a current capitalization table as a schedule.

3.	PARENT/SUBSIDIARIES OF THE COMPANY

a.           The legal name of each subsidiary and parent of the Company is as follows.  (A

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

To: Prospect Capital Corporation	Perfection Certificate

“parent” is an entity directly owning more than 50% of the outstanding capital stock of the Company.  A “subsidiary” is an entity, 50% or more of the outstanding capital stock of which is directly owned by the Company.)

Name	Subsidiary/Parent	Fed. Employer ID No.
Sub ☐ Parent ☐
Sub ☐ Parent ☐
Sub ☐ Parent ☐

b.           The following is a list of the respective jurisdictions and dates of formation of the parent and each subsidiary of the Company:

Name	Jurisdiction	Date of Formation

c.           The following is a list of all other names (including fictitious names, d/b/a’s, trade names or similar names) currently used by each subsidiary of the Company or used during the past five years:

Name	Subsidiary

d.           The following are the names of all entities which have been merged into a subsidiary of the Company during the five years:

Name	Subsidiary

e.           The following are the names and addresses of all entities from whom each subsidiary of the Company has acquired any personal property in a transaction not in the ordinary course of business during the past five years, together with the date of such acquisition and the type of personal property acquired (e.g., equipment, inventory, etc.):

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

To: Prospect Capital Corporation	Perfection Certificate

Name	Address	Date of Acquisition	Type of Property	Subsidiary

4.	LOCATIONS OF COMPANY AND ITS SUBSIDIARIES

a.           The Company and each of its subsidiaries maintain books or records at the following addresses:

Complete street and mailing address, including county	Name of Company/Subsidiary

b.           The Company and its subsidiaries own, lease, or occupy real property located at the following addresses and maintain equipment, inventory, or other property at such address:

Complete street and mailing address, including county	Name of Company/Subsidiary	Equipment/Inventory/other Collateral

c.           The following are the names and addresses of all warehousemen, bailees, or other third parties who have possession of any of the Company’s inventory, equipment, or other property or that of its subsidiaries:

Name and complete mailing address of third party	Description of assets held with third party including estimated FMV	Name of Company/Subsidiary

5.	SPECIAL TYPES OF COLLATERAL

a.           The Company and its subsidiaries own (or have any ownership interest in) the

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

following kinds of assets.

To: Prospect Capital Corporation	Perfection Certificate

Copyrights or copyright applications registered with the U.S. Copyright Office	Yes ☐	No ☐
Software registered with the U.S. Copyright Office	Yes ☐	No ☐
Software not registered with the U.S. Copyright Office	Yes ☐	No ☐
Patents and patent applications	Yes ☐	No ☐
Trademarks or trademark applications (including any service marks, collective marks and certification marks)	Yes ☐	No ☐
Licenses to use trademarks, patents and copyrights of others	Yes ☐	No ☐

Licenses, permits (including environmental), authorizations, or certifications issued by federal, state, or local governments issued to the Company and/or its subsidiaries or with respect to their assets, properties, or businesses
	Yes ☐	No ☐
Stocks, bonds or other securities held by the Company or its subsidiaries in other entities (Company or sub is the stock owner)	Yes ☐	No ☐
Promissory notes, or other instruments or evidence of indebtedness issued in favor of the Company or any of its subsidiaries (Company or sub is the lender)	Yes ☐	No ☐
Leases of equipment, security agreements naming the Company or its subsidiaries as secured party or other chattel paper (Company or sub is the lessor/secured party)	Yes ☐	No ☐
Aircraft	Yes ☐	No ☐
Vessels, Boats or Ships	Yes ☐	No ☐
Railroad Rolling Stock	Yes ☐	No ☐
Motor Vehicles	Yes ☐	No ☐

If the answer is “yes” to any of the above questions, attach a Schedule 5(a) listing each asset owned by the Company and/or its subsidiaries (separately identified and scheduled for each entity) and identifying which party owns the asset, the relevant jurisdiction (such as IP registered in non-U.S. jurisdictions or the jurisdiction under which a motor vehicle is registered), each registration, application, or other identification number, and all other relevant information.  In the cases of licenses, include the relevant parties and the specific property being licensed, and, if any licenses are material to the Company’s and/or any of its subsidiaries’ business, provide copies of such licenses.

b.           The following are all banks, brokerages, or financial institutions at which the Company and its subsidiaries maintain deposit or securities accounts:

Institution Name and Address	Account Number	Average Balance in Account	Name of Account Owner

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

To: Prospect Capital Corporation	Perfection Certificate

c.           Does or is it contemplated that the Company will regularly receive letters of credit from customers or other third parties to secure payments of sums owed to the Company?  The following is a list of letters of credit naming the Company as “beneficiary” thereunder:

LC Number	Name of LC Issuer	LC Applicant

6.	DEBT/ENCUMBRANCES

a.           The Company and its subsidiaries have the following outstanding debt for money borrowed (whether or not convertible) (please attach copies of all instruments evidencing the debt):

Name and Address of Lender	Original Principal Amount/ Principal Outstanding	Maturity Date	Secured/Unsecured (if secured, complete 6(b))

Do not list debt that is to be repaid prior to or concurrently with the Prospect Capital Corporation loan.

b.           The Company’s and its subsidiaries’ properties are subject to the following liens or encumbrances:

Name of Holder of Lien/Encumbrance	Description of Property Encumbered	Name of Company/Subsidiary

Do not list liens that are to be terminated prior to or concurrently with the Prospect Capital Corporation loan.

7.	GOVERNMENT REGULATION

The Company and its subsidiaries are subject to regulation by the following federal, state or local government entity or any department, agency, or instrumentality thereof:

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

To: Prospect Capital Corporation	Perfection Certificate

Name of Regulatory Entity	Description of Regulation	Company/Subsidiary
Company ☐ or Name of Sub
Company ☐ or Name of Sub
Company ☐ or Name of Sub

8.	LITIGATION

a.           The following is a complete list of pending and threatened litigation or claims involving amounts claimed against the Company in an indefinite amount or in excess of $50,000 in each case:

b.           The following are the only claims which the Company has against others (other than claims on accounts receivable), which the Company is asserting or intends to assert, and in which the potential recovery exceeds $50,000:

9.           TAXES

The following taxes are currently outstanding and unpaid:

Assessing Authority	Amount and Description

10.	INSURANCE BROKER

The following broker handles the Company’s property and liability insurance:

Broker	Contact	Telephone	Fax	Email

11.	OFFICERS OF THE COMPANY AND ITS SUBSIDIARIES

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

To: Prospect Capital Corporation	Perfection Certificate

The following are the names and titles of the officers of the Company and its subsidiaries.

Office/Title	Name of Officer	Name of Company/Subsidiary

12.	IRS FORM W9

The Company’s completed and executed IRS Form W9 is attached hereto as Exhibit A.

13.	LEGAL COUNSEL

The following attorney(s) will represent the Company in connection with the loan documents:

Name of Attorney	Name of law firm / address	Telephone	Fax	Email

The Company acknowledges that your acceptance of this Perfection Certificate and any continuation pages does not imply any commitment on your part to enter into a loan transaction with the Company, and that any such commitment may only be made by an express written loan commitment, signed by one of your authorized officers.

Date:

By:
Its :
Email:
Phone :
Fax:

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

To: Prospect Capital Corporation	Perfection Certificate

Continuation Page - Additional Information

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Exhibit A

IRS Form W9

See attached.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

EXHIBIT Q - SECOND AMENDED AND RESTATED MANAGEMENT SERVICES AGREEMENT

THIS SECOND AMENDED AND RESTATED MANAGEMENT SERVICES AGREEMENT (this “Agreement”) dated as of __________________ (the “Effective Date”) by and among CINEDIGM DIGITAL CINEMA CORP., a Delaware corporation (“Cinedigm”),  CINEDIGM DIGITAL FUNDING I, LLC, a Delaware limited liability company (“Owner”) and CINEDIGM DC HOLDINGS, LLC, a Delaware limited liability company (“Manager”).  Each of Owner and Manager are referred to herein in individually as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, Owner is in the business of assisting Exhibitors (as defined below) deploy Digital Systems (as defined below) for theatrical presentations and the administering of virtual print fees relating to such systems pursuant to certain master license agreements between Owner and Exhibitors (the “Master License Agreements”);

WHEREAS, Owner and Cinedigm entered into an Amended and Restated Management Services Agreement dated as of February 28, 2013 (the “2013 Agreement”), pursuant to which Cinedigm provided to the Owner services in connection with Owner’s business described in the preceding paragraph; and

WHEREAS, Owner, Manager and Cinedigm wish to amend and restate the 2013 Agreement in its entirety and to replace Cinedigm with the Manager thereunder.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the Parties hereby amend and restate the 2013 Agreement in its entirety to read as follows:

1.             Definitions.

1.1 Defined Terms.  As used in this Agreement, the following terms shall have the following meanings:

“Agreement” has the meaning specified in the Recitals.

“Available Funds” has the meaning specified in Section 17.5(b).

“Capital Expenditures” means, for any Person for any period, the aggregate of all expenditures, whether or not made through the incurrence of indebtedness, by such Person during such period for the purchase, acquisition, leasing, receipt, delivery, construction, installation, replacement, repair, redeployment, substitution or improvement of fixed or capital assets or additions to such assets, in each case required to be capitalized under generally accepted accounting principles on a consolidated balance sheet of such Person, excluding interest capitalized during construction.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

“Change in Control” means (i) that Cinedigm shall cease to own and control legally and beneficially a majority of the economic and voting rights associated with the ownership of the outstanding voting stock of all classes of voting stock of Owner, or (ii) the occurrence of both (A) any event or series of events by which any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “option right”)), directly or indirectly, of 51% or more, of the equity securities of Cinedigm entitled to vote for members of the board of directors or equivalent governing body of Cinedigm on a fully-diluted basis (and taking into account all such securities that such “person” or “group” has the right to acquire pursuant to any option right) and (B) the event or series of events described in subpart (A) results in Cinedigm’s existing lines of business as of the Effective Date (which are content origination and distribution, digital servicing, and exhibition software) being less than a majority of Cinedigm’s business.

“Cinedigm” means Cinedigm Digital Cinema Corp., a Delaware corporation.

“Cinedigm Party” means each of Owner and Cinedigm, and “Cinedigm Parties” means both of Owner and Cinedigm.

“Cineplex” means a theater with multiple cinema auditoriums.

“Deposit Account” means deposit account held in Owner’s name a depository bank that is, or whose holding company is, rated at least BBB+ by S&P and at least Baa1 by Moody’s.

 “Digital Cinema Deployment Agreement” means a digital cinema deployment agreement between the Owner or its affiliates and a Distributor, and which defines the terms governing virtual print fees to be made by such Distributor.

“Digital System” means, collectively, a digital projection system which meet the compliance specifications of the Digital Cinema Deployment Agreement, consisting of a 2K or 4K projector, a digital cinema playout system (server or media block), a screen management system for the relevant screen and all other system components and software as are required to be compliant, including the elements necessary for the connectivity to screens; provided that "Digital System" shall not include any digital projection system manufactured and/or assembled by IMAX Corporation.

“Digital System Licensee” means any movie theatre exhibitor who is a party to a then effective Master License Agreement.

“Digital Title” means a digitized version of a theatrical feature film released by a motion picture studio.

“Distributor” means (a) Sony Pictures Entertainment, Inc., (b) Warner Bros Pictures, Inc., (c) Walt Disney Company, (d) Paramount Pictures Corporation, (e) Universal Pictures, Inc., (f)

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Twentieth Century Fox Film Corp., (g) Lions Gate Films, Inc., or (h) another Person in the business of distributing theatrical feature films or other traditional or non-traditional motion picture content for exhibition in a theater.

 “Effective Date” has the meaning specified in the preamble.

“ERISA” means the United States Employee Retirement Income Security Act of 1974.

“Event of Default” has the meaning specified in the Master License Agreements or in the Prospect Loan Documents.

“Exhibitor” means an operator of cinema complexes operating Installed Digital Systems.

“Expiration Date” means the date of the indefeasible payment in full in cash of the Obligations (as defined in the Prospect Loan Documents).

“Fees” has the meaning specified in Section 8.

“Indemnified Party” has the meaning specified in Section 16.3.

“Indemnitor” has the meaning specified in Section 16.3.

“Information” has the meaning specified in Section 17.7.

 “Installed Digital Systems” means installed and fully operational Digital Systems subject to a Master License Agreement and maintenance arrangements as may be required under the Master License Agreements.

 “Manager” has the meaning specified in the preamble.

“Master License Agreements” has the meaning specified in the Recitals.

“Non-Reimbursable Expenses” has the meaning specified in Section 7.2.

“Operating Revenues” means all cash revenues and earnings derived from the Digital Cinema Deployment Agreements, Master License Agreements, and Digital Systems (in each case).

“Operation Standards” means the standards for the performance of the Services set forth in Section 4.

“Owner” has the meaning specified in the Recitals.

“Owner’s Insurance” has the meaning specified in Section 10.1.

“Owner’s Taxes” means any taxes (income, property or otherwise), levies, imposts, deductions, charges or withholding and all liabilities with respect thereto of Owner.

“Party” and “Parties” have the meanings specified in the preamble.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

“Payment Date” has the meaning specified in Section 7.1.

“Person” means any individual, partnership, corporation (including a business trust and a public benefit corporation), joint stock company, estate, association, firm, enterprise, trust, limited liability company, unincorporated association, joint venture and any other entity or governmental authority.

“Prospect” means Prospect Capital Corporation, a Maryland corporation, in its capacity as a Lender, the Administrative Agent and the Collateral Agent (in each case, as such terms are defined in the Prospect Loan Documents).

“Prospect Loan Documents” means, collectively, the Term Loan Agreement and related security documents governing the $70.0 million loan by Prospect to Manager, as further described in Exhibit A attached hereto.

“Records” has the meaning specified in Section 3.3.

“Reimbursable Expenses” has the meaning specified in Section 7.1.

“Services” has the meaning specified in Section 3.

“Term” has the meaning specified in Section 14.1.

1.2            Rules of Construction.  Unless the context otherwise requires:

a term has the meaning assigned to it;

an accounting term not otherwise defined herein and accounting terms partly defined herein, to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles as in effect from time to time;

“or” is not exclusive;

“including” means including without limitation;

words in the singular include the plural and words in the plural include the singular;

all references to “$” are to United States dollars unless otherwise stated;

any agreement, instrument or statute defined or referred to in this Agreement or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified, restated, extended or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein;

references to a Person are also to its permitted successors and assigns; and

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

the words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

2.             Appointment.  On the terms and conditions set forth herein, Owner hereby engages Manager to perform the Services as described herein.  Manager hereby accepts such engagement.  Manager is an independent contractor, and nothing in this Agreement or in the relationship of Owner and Manager shall constitute a partnership, joint venture or any other similar relationship.

3.             Services.  During the Term, Manager shall, subject to the terms hereof, perform those functions reasonably necessary to provide all management, accounting, technical and operational support required by Owner to support Owner’s business, including (i) administering, servicing and enforcing rights in respect of all Digital Cinema Deployment Agreements and the Master License Agreements, (ii) monitoring and enforcing rights and obligations in respect of the Digital Systems, including, without limitation, any right to require a Digital System Licensee to maintain Digital Systems in good order and repair during the initial term of the applicable Master License Agreement, normal wear and tear expected, and (iii) performing and administering all cash management, reporting and accounting obligations of Owner under the Master License Agreements (collectively, the “Services”), all in accordance with the Operation Standards.  Without limiting the generality of the foregoing, Manager will have the following specific duties in relation to the Services.

3.1           Digital Systems.  Manager shall enforce and maintain all rights of Owner with respect to such Digital Systems, in accordance with the Operation Standards.  In the event that Owner has the right under a Master License Agreement to collect relocation expenses and/or remove any Digital System from the Cineplex in which such Digital System is located, Manager shall promptly attempt to collect such relocation expenses, arrange to remove such Digital System and, subject to the terms of this Section 3.1, use its commercially reasonable efforts to redeploy such Digital System in a new Cineplex as promptly as possible.  In selecting a new Cineplex, Manager shall conduct due diligence on such Cineplex consistent with the due diligence conducted in connection with the original deployment of such Digital System and shall only deploy such Digital System in a Cineplex that meets the criteria that Manager uses to deploy other digital systems.  If the owner of such new Cineplex is not a party to a Master License Agreement, Manager shall, prior to deploying such Digital System in such Cineplex on behalf of Owner or another Cinedigm Party, enter into a Master License Agreement with such owner on terms acceptable to the Owner. Owner acknowledges that the initial form of Master License Agreement shall be reasonably acceptable to Prospect.  Manager shall make such determination using reasonable judgment in its sole discretion, but consistent with the Operation Standards.

3.2           Administration of Agreements.  To the extent required under a Master License Agreement, Manager shall, on behalf of Owner, and in accordance with the Operation Standards, (i) maintain a database of the Digital Cinema Deployment Agreements indicating, for each Digital Cinema Deployment Agreement, the number of Digital Titles released, the amount of all payments due from the distributor thereunder and the dates on which such payments are

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

due, (ii) maintain a database of the Master License Agreements indicating, for each Master License Agreement, the amount of all payments due from the exhibitor thereunder and the dates on which such payments are due, (iii) invoice all fees and payments due under the Digital Cinema Deployment Agreements and Master License Agreements, and use commercially reasonable efforts to collect all such fees and payments due thereunder, (iv) perform or cause to be performed all services required to be performed by the applicable Cinedigm Party under the terms of the Digital Cinema Deployment Agreements and Master License Agreements, including all technical support, installation, maintenance and servicing required of the applicable Cinedigm Party thereunder, and (v) otherwise use commercially reasonable efforts to ensure compliance on the part of the distributors, exhibitors and Cinedigm Parties with the terms of each Digital Cinema Deployment Agreement and Master License Agreements, including compliance with the insurance requirements thereunder, as applicable.

3.3           Books and Records.  Manager shall provide cash management, reporting, clerical, bookkeeping and accounting services as necessary or appropriate in light of the nature of Owner’s business and the requirements of the Master License Agreements, including (i) maintenance of general records and materially accurate books and records of account of Owner pertaining to the Services as may be necessary or appropriate under the Operation Standards. All of the foregoing books and records (the “Records”) shall be kept in a secure location.

3.4           Tax Returns.  Manager shall prepare and file, or cause to be prepared and filed, all franchise, withholding, income and other tax returns of Owner required to be filed by Owner and arrange for Owner’s Taxes or any other taxes owing by Owner to be paid to the appropriate authorities, all on a timely basis and in accordance with applicable law, except for those whose amount or validity is being contested in good faith by proper proceedings diligently conducted and for which adequate reserves are maintained on the books of Owner in accordance with generally accepted accounting principles.

3.5           Compliance with Law.  Manager will take such actions within its reasonable control as may be necessary to comply and to cause Owner to comply in all material respects with any and all laws, ordinances, orders, rules, regulations, requirements, permits, licenses and statutes applicable to the Digital Systems.

4. Operation Standards.  Manager shall perform the Services in accordance with reasonable and prudent business practices, its customary practices and the terms of the Master License Agreements, the Digital Cinema Deployment Agreements, and applicable law and with no less care, skill, and diligence than it would exercise with regard to its own assets as if there were no other business relationships with any movie distributors or Digital System Licensees other than licensing of the assets being serviced hereunder.  The Services shall be of a scope and quality not less than those generally performed by first class professional managers performing services of similar type and quality to the Services hereunder.  Manager hereby acknowledges that it has received a copy of each of the Master License Agreements and each of the Digital Cinema Deployment Agreements and agrees not to take any action or fail to take any action with respect to the performance of the Services or with respect to its other rights and obligations under this Agreement that would cause Owner to be in default thereunder.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

5.             Authority of Manager.  During the Term, the Parties acknowledge that Manager will be acting as the exclusive agent of Owner with regard to the Services described herein.  Owner hereby grants to Manager the exclusive right and authority, and hereby appoints Manager as its true and lawful attorney-in-fact, with full authority in the place and stead of Owner and in the name of Owner, subject to compliance with the Master License Agreements to negotiate, execute or implement, as circumstances dictate, for and on behalf of Owner, any modification, waiver or amendment of any term of, forgive any payment on, and permit the release of any distributor or exhibitor on, any Digital Cinema Deployment Agreement or Master License Agreement, as applicable, as it may determine to be necessary or appropriate in accordance with the Operation Standards.  Manager will also, subject to compliance with the Prospect Loan Documents, have the authority to enforce, terminate, settle, and compromise disputes under all Digital Cinema Deployment Agreements and Master License Agreements as Manager deems necessary, appropriate or desirable in accordance with the Operation Standards.  In addition, Manager will have full discretion in determining whether to commence litigation on behalf of Owner, and will have full authority to act on behalf of Owner in any litigation proceedings or settlement discussions commenced by or against Owner.  Owner shall promptly execute such other or further documents as Manager may from time to time reasonably request to more completely effect or evidence the authority of Manager hereunder, including the delivery of such powers of attorney (or other similar authorizations) as Manager may reasonably request to enable it to carry out the Services hereunder.  Notwithstanding anything herein to the contrary, Manager shall not have the right or power, and in no event shall it have any obligation, to institute, or to join any other Person in instituting, or to authorize a trustee or other Person acting on its behalf or on behalf of others to institute, any bankruptcy, reorganization, arrangement, insolvency, liquidation or receivership proceedings under the laws of the United States of America or any state thereof with respect to or on behalf of Owner.  Manager is hereby, subject to compliance with the Master License Agreements, authorized to incur operating expenses and to make Capital Expenditures on behalf of Owner, the necessity, nature, and amount of which may be determined in Manager’s discretion in accordance with the Operation Standards.

6.             Receipts.  Manager shall cause all Operating Revenue to be deposited directly into the Deposit Account or such other accounts designated by Owner. Manager agrees to give no direction to any distributor, exhibitor or other Person, or otherwise cause any fees or other payments to be paid to Owner, Manager, or any other Person, whether at the direction of Owner or otherwise, in contravention of the requirements contained herein.  In the event Manager shall for any reason receive any Operating Revenue, Manager shall within five (5) Business Days of knowledge of receipt, deposit the same into the Distributor Lockbox Account.

7.             Reimbursements.

7.1           Reimbursable Expenses.  Owner shall reimburse Manager on the 10th day of each month, or if that day is not a business day, the next business day thereafter, (the “Payment Date”) for the costs and expenses incurred with respect to the Owner’s business and which were paid by Manager out of Manager’s own funds in the preceding month and not by funds of Owner (“Reimbursable Expenses”).

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

7.2   Non-Reimbursable Expenses.  All costs and expenses necessary to the performance of Manager’s duties other than the Reimbursable Expense will be paid from Manager’s own funds (“Non-Reimbursable Expenses”).

8.             Compensation.

8.1   Fees.  In consideration of Manager’s agreement to perform the Services, and so long as no Event of Default has occurred and is continuing, during the Term hereof, Owner hereby agrees to pay to Manager a fee with respect to all Operating Revenues in excess of $500,000 in any year (beginning with the year that begins on the Effective Date) equal to 95% of such Operating Revenues (the “Fees”) with payments to be made by wire transfer or such other deposit method as approved by Prospect to the following account: Borrower Collection Account #, or such other account as the Manager shall provide with the prior written consent of Prospect.

8.2   Adjustments.  All Fees shall be subject to any adjustment for amounts owed by Manager to Owner pursuant to the indemnity provided by Manager to Owner hereunder, and all Fees or any part thereof, once paid, will not be refundable under any circumstances absent fraud, gross negligence, willful misconduct or breach of this Agreement.  Owner’s obligation to pay the Fees may be waived by Manager, only with the prior written consent of Prospect, and any fees so waived may not be recaptured at a later date.  If Manager subsequently determines that the Fees previously paid were less than what should have been paid (based on a re-computation of the Operating Revenues for any annual period), then the Fees for the next annual period shall, upon demonstration of such underpayment to Owner, be increased by the amount of the underpayment.  If Manager subsequently determines that the Fees so paid to it for any annual period were higher than what should have been paid (based on a re-computation of the Operating Revenues for such annual period), then the Fees for the next annual period shall be reduced by the amount of the overpayment.  Upon the expiration or earlier termination of this Agreement as set forth in Section 14, Manager shall be entitled to receive, on the next succeeding Payment Date, as applicable, the Fees with respect to the Operating Revenues of Owner received as of the effective date of such expiration or termination.  Manager shall be entitled to no other fees or payments from Owner as a result of the termination or expiration of this Agreement in accordance with the terms hereof.

9              Employees.  Manager shall employ, supervise and pay at all times a sufficient number of capable employees as may be necessary for Manager to perform the Services hereunder in accordance with the Operation Standards.  All employees of Manager will be employed at the sole cost of Manager.  All matters pertaining to the employment, supervision, compensation, promotion, and discharge of such employees are the sole responsibility of Manager, who is, in all respects, the employer of such employees.  To the extent Manager, its designee, or any subcontractor negotiates with any union lawfully entitled to represent any such employees, it shall do so in its own name and shall execute any collective bargaining agreements or labor contracts resulting therefrom in its own name and not as an agent for Owner.  Manager shall comply in all material respects with all applicable laws and regulations related to workers’ compensation, social security, ERISA, unemployment insurance, hours of labor, wages, working conditions, and other applicable labor laws.  Manager is independently engaged in the business of performing management and operation services as an independent contractor.  All

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

employment arrangements in connection with Manager’s performance of the Services hereunder are therefore solely Manager’s concern and responsibility, and Owner shall have no liability with respect thereto.

10.   Insurance Requirements.

10.1         Owner’s Insurance.  Manager shall maintain or procure from an Affiliate (as that term is defined in the Prospect Loan Documents), on behalf of Owner, all insurance policies required to be maintained by Owner pursuant to the Master License Agreements and such other insurance policies as Manager shall determine to be necessary or appropriate in accordance with the Operation Standards (“Owner’s Insurance”).  Manager shall prepare and present, on behalf of Owner, claims under any such insurance policy in a timely fashion in accordance with the terms of such policy.  Any payments on such policies shall be made to Manager as agent of and for the account of Owner. Manager shall provide to Owner such evidence of insurance and payments of the premiums thereof required pursuant to Owner's obligations under the Master License Agreements on or before the Effective Date and from time to time thereafter upon Owner’s request.

10.2         Manager’s Insurance.  Manager shall maintain or procure from an Affiliate (as that term is defined in the Prospect Loan Documents), at its own expense, a commercial crime policy and professional liability insurance policy.  Any such commercial crime policy and professional liability insurance shall protect and insure Manager against losses, including forgery, theft, embezzlement, errors and omissions and negligent acts of the employees of Manager and shall be maintained in a form and amount consistent with customary industry practices for managers performing services similar to the Services and shall name Owner, as additional insured or loss payee.  Insurance policies shall not be cancelled without thirty (30) days prior written notice to the Owner.  In cases where Owner and Manager maintain insurance policies that duplicate coverage, then the policies of Owner shall provide primary coverage and Manager’s policies shall be excess and non-contributory.  Manager shall provide to Owner such evidence of insurance and payments of the premiums thereof required on or before the Effective Date and from time to time thereafter upon Owner’s request.

11.   Cooperation.  Owner and Manager shall each cooperate with the other in connection with the performance of any responsibility required hereunder, or otherwise related to the Services.  In the case of Owner, such cooperation shall include (i) executing such documents and/or performing such acts as may be required to protect, preserve, enhance, or maintain the Digital Systems, (ii) executing such documents as may be reasonably required to accommodate an exhibitor or distributor, (iii) furnishing to Manager, on or prior to the Effective Date, all books, records, files, abstracts, contracts, Digital Cinema Deployment Agreements, Master License Agreements, materials and supplies, budgets and other Records relating to the performance of the Services, and (iv) providing to Manager such other information as Manager considers reasonably necessary for the effective performance of the Services.  In the case of Manager, such cooperation shall include cooperating with appraisers, auditors and their respective agents and representatives, with the view that the Parties shall be able to perform their duties efficiently and without interference.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

12.   Representations and Warranties of Manager.  Manager makes the following representations and warranties to Owner all of which shall survive the execution, delivery, performance or termination of this Agreement:

12.1         Organization; Qualification.  Manager is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business in each jurisdiction where the nature of its properties or business so requires.

12.2         Power and Authority.  Manager has the full power and authority to own its properties, to conduct its business as presently conducted by it and to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

12.3         Binding Obligation.  This Agreement, assuming due authorization, execution, and delivery by Owner, constitutes a valid, legal and binding obligation of Manager, enforceable against Manager in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors’ rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

12.4         No Violation.  Manager’s execution and delivery of, performance under, and compliance with this Agreement, will not (i) violate Manager’s organizational documents and Manager is not in violation thereof, (ii) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in a material breach of, any material agreement or other material instrument to which it is a party or by which it is bound or to which any of the property or assets of Manager are subject or any Digital Cinema Deployment Agreement or Master License Agreement, (iii) constitute a violation of nor is Manager in violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in Manager’s good faith and reasonable judgment, is likely to affect materially and adversely either the ability of Manager to perform its obligations under this Agreement or the financial condition of Manager, or (iv) constitute a breach or result in a violation of, or default under, any material indenture, mortgage or deed of trust.

12.5         No Consent.  No consent, approval, authorization or order of any state or federal court or governmental agency or body is required for the consummation by Manager of the transactions contemplated herein, except for those consents, approvals, authorizations or orders that previously have been obtained.

12.6         No Litigation.  No litigation is pending or, to the best of Manager’s knowledge, threatened, against Manager that, if determined adversely to Manager, would prohibit Manager from entering into this Agreement or that, in Manager’s good faith and reasonable judgment, is likely to materially and adversely affect either the ability of Manager to perform its obligations under this Agreement or the financial condition of Manager.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

13.   Representations and Warranties of Owner. Owner makes the following representations and warranties to Manager all of which shall survive the execution, delivery, performance or termination of this Agreement:

13.1         Organization; Qualification.  Owner is a limited company duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business in each jurisdiction where the nature of its properties or business so requires.

13.2         Power and Authority.  Owner has the full power and authority to own its properties, to conduct its business as presently conducted by it and to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

13.3         Binding Obligation.  This Agreement, assuming due authorization, execution, and delivery by Manager, constitutes a valid, legal and binding obligation of Owner, enforceable against Owner in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium, and other laws affecting the enforcement of creditors’ rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

13.4         No Violation.  Owner’s execution and delivery of, performance under, and compliance with this Agreement, will not (i) violate Owner’s organizational documents and Owner is not in violation thereof, (ii) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in a material breach of, any material agreement or other material instrument to which it is a party or by which it is bound or to which any of the property or assets of Owner are subject, including any Digital Cinema Deployment Agreement or Master License Agreement, (iii) constitute a violation of nor is Owner in violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in Owner’s good faith and reasonable judgment, is likely to affect materially and adversely either the ability of Owner to perform its obligations under this Agreement or the financial condition of Owner, or (iv) constitute a breach or result in a violation of, or default under, any material indenture, mortgage or deed of trust.

13.5         No Consent.  No consent, approval, authorization or order of any state or federal court or governmental agency or body is required for the consummation by Owner of the transactions contemplated herein, except for those consents, approvals, authorizations or orders that previously have been obtained.

13.6          No Litigation.  No litigation is pending or, to the best of Owner’s knowledge, threatened, against Owner that, if determined adversely to Owner, would prohibit Owner from entering into this Agreement or that, in Owner’s good faith and reasonable judgment, is likely to materially and adversely affect either the ability of Owner to perform its obligations under this Agreement or the financial condition of Owner.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

14.   Term of Agreement.

14.1         Term.  This Agreement shall be in effect during the period (the “Term”) commencing on the Effective Date and ending at 5:00 P.M. (New York time) on the Expiration Date, unless terminated earlier in accordance with the provisions of this Section 14.

14.2         Termination Events.  Owner shall have the right to terminate this Agreement and require that Manager be replaced with a Person chosen by Owner, with the prior written consent of Prospect, upon the earliest to occur of any one or more of the following events: (i) Manager has engaged in fraud, gross negligence or willful misconduct in connection with its performance under this Agreement, (ii) default on the part of Manager in the performance of its other obligations under this Agreement, and, such event is not remedied for 60 days after Manager receives written notice thereof (provided, however, if such default is reasonably susceptible of cure, but not within such 60-day period, then Manager may be permitted up to an additional 60 days to cure such default provided that Manager diligently and continuously pursues such cure), (iii) there shall occur a Change in Control and, at any time thereafter during the Term, Prospect shall determine in its sole discretion that such Change in Control has resulted or could reasonably be expected to result in a deterioration in performance by the Manager of its obligations hereunder, or (iv) the annual audit of Manager shall contain a going concern qualification if such going concern qualification is not removed within 90 days after delivery of such audit.

14.3         Automatic Termination for Bankruptcy.  If Manager files a petition for bankruptcy, reorganization or arrangement, or makes an assignment for the benefit of the creditors or takes advantage of any insolvency or similar law, or if a receiver or trustee is appointed for the assets or business of Manager and is not discharged within 60 days after such appointment, then this Agreement shall terminate automatically.

14.4         Resignation by Manager.  Unless and until each of the discharge of obligations and duties under the Master License Agreements have occurred, Manager shall not resign from the obligations and duties hereby imposed on it hereunder except if (A) Owner shall fail to pay the Fees payable to Manager hereunder which is not remedied for forty-five (45) days after receipt of written notice thereof, unless waived in writing or (B) upon determination that (i) the performance of its duties hereunder is no longer permissible under applicable law and (ii) there is no reasonable action which can be taken to make the performance of its duties hereunder permissible under applicable law.  Any such determination under subpart (i) of clause (B) above permitting the resignation of Manager shall be evidenced by an opinion of counsel (who is not an employee of Manager) to such effect.  From and after each of the discharge of obligations under the Master License Agreements have occurred, Manager shall have the right in its sole and absolute discretion, to resign at any time from the obligations and duties hereby imposed on it.  Manager is required to provide Prospect with at least thirty (30) days prior written notice of its proposed resignation and such resignation is subject to Prospect’s prior written consent.  This Agreement shall terminate on the effective date of any resignation of Manager permitted under this Section 14.4.

15.   Duties Upon Termination.  Upon the expiration or termination of this Agreement, Manager shall have no further right to act for Owner and shall promptly (i) deliver to Owner or

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

its designee (x) all payments received after such termination or (y) any monies or reserves held by Manager on behalf of Owner, (ii) deliver to Owner or its designee all Records relating to the Digital Cinema Deployment Agreements, Master License Agreements, Digital Systems or the performance of the Services, and (iii) upon request, assign, transfer, or convey, as required, to Owner all service contracts and personal property relating to or used in the operation and maintenance of the Digital Systems, except any personal property which was paid for and is owned by Manager.  Without regard to whether termination of this Agreement results from expiration of the Term, termination for cause or automatic termination, Manager, upon written notice from Owner, will agree to delay the termination date for an additional period of not more than sixty (60) days to facilitate an orderly transition.  Manager shall also, at the expense of Owner, for a period of six months after such expiration or termination, make itself available to consult with and advise Owner regarding the Digital Cinema Deployment Agreements, Master License Agreements and Digital Systems or otherwise to facilitate an orderly transition of management to a new manager.  This Section 15 shall survive the expiration or earlier termination of this Agreement (whether in whole or part).

16.   Indemnities.

16.1         Owner’s Indemnity.  Owner agrees to indemnify, defend, and hold Manager (and its employees, directors, officers, agents, representatives, and shareholders) harmless from and against, any and all suits, liabilities, damages, or claims for damages (including any reasonable attorneys’ fees and other reasonable costs and expenses relating to any such suits, liabilities or claims), in any way relating to the Digital Cinema Deployment Agreements, Master License Agreements and Digital Systems, Manager’s performance of the Services hereunder, or the exercise by Manager of the powers or authorities herein or hereafter granted to Manager, except for those actions, omissions and breaches of Manager in relation to which Manager has agreed to indemnify Owner pursuant to Section 16.2.

16.2         Manager’s Indemnity.  Manager agrees to indemnify, defend, and hold Owner (and its employees, directors, officers, agents, representatives, and shareholders) harmless from and against any and all suits, liabilities, damages, or claims for damages (including any reasonable attorneys’ fees and other reasonable costs and expenses relating to any such suits, liabilities or claims), in any way arising out of (i) any acts or omissions of Manager or its agents, officers or employees in the performance of the Services hereunder constituting fraud, gross negligence or willful misconduct or (ii) any material breach of any representation or warranty or breach of any covenant made by Manager hereunder.

16.3         Conduct of Claims.  “Indemnified Party” and “Indemnitor” shall mean Manager (and its employees, directors, officers, agents, representatives, and shareholders) and Owner, respectively, as to Section 16.1 and shall mean Owner (and its employees, directors, officers, agents, representatives, and shareholders) and Manager, respectively, as to Section 16.2.  If any action or proceeding is brought against an Indemnified Party with respect to which indemnity may be sought under this Section 16, the Indemnitor, upon written notice from the Indemnified Party, shall assume the investigation and defense thereof, including the employment of counsel and payment of all expenses.  The Indemnified Party shall have the right to employ separate counsel in any such action or proceeding and to participate in the defense thereof, but the Indemnitor shall not be required to pay the fees and expenses of such separate counsel unless

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

such separate counsel is employed with the written approval and consent of the Indemnitor, which shall not be unreasonably withheld, conditioned or delayed.

16.4         Survival.  The indemnities in this Section 16 shall survive the expiration or termination of the Agreement.

17.   Miscellaneous.

17.1         Amendments.  No amendment, supplement, waiver or other modification of this Agreement shall be effective unless in writing and executed and delivered by Manager and Owner.  No failure by either Party to insist on the strict performance of any obligation, covenant, agreement, term or condition of this Agreement, or to exercise any right or remedy available upon a breach of this Agreement, shall constitute a waiver of any of the terms of this Agreement.

17.2         Notices.  Any notice or other communication required or permitted hereunder shall be in writing and may be delivered personally or by commercial overnight carrier, telecopied or mailed (first class postage prepaid via the US postal service) to the applicable Party at the following address (or at such other address as such Party may designate in writing from time to time); however, any such notice or communication shall be deemed to be delivered only when actually received by the Party to whom it is addressed:

If to Owner:

Cinedigm Digital Funding I, LLC.
902 Broadway, 9th Floor
New York, NY 10010
Attention:  General Counsel

If to Manager:

Cinedigm DC Holdings, LLC
902 Broadway, 9th Floor
New York, NY 10010

Attention:  General Counsel

If to Prospect:

Prospect Capital Corporation
10 East 40th Street, 44th Floor
New York, New York 10016
Attention:  General Counsel and Theodore V. Fowler

17.3         Assignment, Etc.

No Assignment.  The provisions of this Agreement shall be binding upon, and shall inure to the benefit of, the Parties and their respective successors and permitted assigns.  None of the rights, interests, duties, or obligations created by this Agreement may be assigned,

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

transferred, or delegated in whole or in part by Manager or Owner, and any such purported assignment, transfer, or delegation shall be void; provided, however, that Manager may assign this Agreement to Prospect and grant a security interest in its rights and interests hereunder pursuant to the Prospect Loan Documents. Owner hereby acknowledges that all of the rights of Manager hereunder have been assigned to Prospect as collateral security for the obligations of Manager under the Prospect Loan Documents and agrees that in the event of a default under the Prospect Loan Documents, and upon notice from Prospect, Prospect or its designee shall, at its option, have the rights of Manager hereunder and Owner shall deal exclusively with Prospect or its designee or assignee, as applicable.

Permitted Delegation by Manager.  Notwithstanding the provisions of Section 17.3(a), Manager may, in accordance with the Operation Standards, utilize the services of third-party service providers to perform all or any portion of its Services hereunder.  Notwithstanding the appointment of a third-party service provider, Manager shall remain primarily liable to Owner to the same extent as if Manager were performing the Services alone, and Manager agrees that no additional compensation shall be required to be paid by Owner in connection with any such third-party service provider.

17.4         Entire Agreement; Severability; Amendment and Restatement.  This Agreement constitutes the entire agreement between the Parties relating to the subject matter hereof, and no oral statements or prior written matter not specifically incorporated herein shall be of any force or effect.  In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby.

17.5         Limitations on Liability.

Neither Party will be liable to any other for special, indirect, incidental, exemplary, consequential or punitive damages, or loss of profits, arising from the relationship of the Parties or the conduct of business under, or breach of, this Agreement.

Notwithstanding any other provision of this Agreement or any rights which Manager might otherwise have at law, in equity, or by statute, any liability of Owner to Manager shall be satisfied only from Owner’s interest in the Digital Cinema Deployment Agreements, Master License Agreements, Digital Systems, Owner’s Insurance and the proceeds thereof, and then only to the extent that Owner has funds available to satisfy such liability (any such available funds being hereinafter referred to as “Available Funds”).  In the event the Available Funds of Owner are insufficient to pay in full any such liabilities of Owner, the excess of such liabilities over such Available Funds shall not constitute a claim (as defined in the United States Bankruptcy Code) against Owner unless and until a proceeding of the type described in Section 17.9 is commenced against Owner by a party other than Manager.

No officer, director, employee, agent, shareholder, member or Affiliate of Owner or Manager shall in any manner be personally or individually liable for the obligations of Owner or Manager hereunder or for any claim in any way related to this Agreement or the performance of the Services.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Notwithstanding any other provision of this Agreement or any rights which Owner might otherwise have at law, in equity or by statute, the liability of Manager under this Agreement for any reason shall not exceed the total compensation actually received by Manager under this Agreement.

The provisions of this Section 17.5 shall survive the expiration or earlier termination of this Agreement (whether in whole or in part).

17.6         Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED  AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

17.7         Confidentiality.  Each Party agrees to keep confidential (and (a) to cause its respective officers, directors, and employees to keep confidential and (b) to use its best efforts to cause its respective agents and representatives to keep confidential) the Information (as defined below) and all copies thereof, extracts therefrom and analyses or other materials based thereon, except that the Parties shall be permitted to disclose Information (i) to the extent required by applicable laws and regulations or by any subpoena or similar legal process, (ii) to the extent Manager reasonably determines disclosure is necessary or advisable to perform the Services contemplated by this Agreement, (iii) to the parties to the Master License Agreements who are subject to the confidentiality provisions contained therein, (iv) to actual or prospective exhibitors or distributors, or (v) to Prospect.  For the purposes of this Section 17.7, the term “Information” shall mean the terms and provisions of this Agreement and all financial statements, certificates, reports, records, agreements and information (including the Digital Cinema Deployment Agreements, Master License Agreements, and all analyses, compilations and studies based on any of the foregoing) that relate to the Digital Systems or the Services, other than any of the foregoing that are or become publicly available other than by a breach of the confidentiality provisions contained herein.

17.8         Prospect as Agent.  Manager hereby appoints Prospect to serve as its representative and agent to act, make decisions, and grant any necessary consents or approvals hereunder with respect to any action required or permitted to be taken by Manager in accordance with the terms of the Prospect Loan Documents or such other actions as Prospect determines to be reasonably necessary or desirable in connection with the Prospect Loan Documents, on behalf of Manager.  Manager hereby authorizes Prospect to take such action as agent on its behalf and to exercise such powers as are delegated to Prospect, as applicable, by the terms hereof, together with such powers as are reasonably incidental thereto.  Owner hereby expressly consents to the foregoing.

17.9         No Petition.  Manager shall not institute, or join any other Person in instituting, or authorize a trustee or other Person acting on its behalf or on behalf of others to institute, any bankruptcy, reorganization, arrangement, insolvency, liquidation or receivership proceedings under the laws of the United States of America or any state thereof against Owner.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

17.10       Headings.  Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to effect the construction of, or to be taken into consideration in interpreting, this Agreement.

17.11       Counterparts.  This Agreement may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall constitute an original, but all of which when taken together shall constitute one contract.  Delivery of an executed counterpart of this Agreement by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

17.12       Third Party Beneficiary.  The Parties acknowledge and agree that Prospect is an express third party beneficiary of this Agreement. Except with respect to Prospect, this Agreement is intended to be solely for the benefit of the Parties hereto and their respective successors and permitted assigns and is not intended to and shall not confer any rights or benefits on any third party not a signatory hereto.

17.13       Master License Agreements.  The Manager acknowledges and agrees that this Agreement is subject in all respects to the requirements of the Master License Agreements and that it shall not take any action hereunder that would be in contravention thereof.

17.4         Transition.  The parties agree from time to time to use all reasonable efforts to work together  and  take whatever steps are necessary and reasonable to assure an orderly and prompt transition from Cinedigm to Manager in the provision of Services in a seamless fashion.

[Signatures follow on next page.]

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement as of the date first above written.

OWNER:

CINEDIGM DIGITAL FUNDING, I, LLC, a
Delaware limited company

By:
Name:
Title:

MANAGER:

CINEDIGM DC HOLDINGS, LLC, a
Delaware limited liability company

By:
Name:
Title:

CINEDIGM DIGITAL CINEMA CORP., a
Delaware corporation

By:
Name:
Title:

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

EXHIBIT A

PROSPECT LOAN DOCUMENTS

See attached.

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

EXHIBIT R – FORM OF SECURITY AGREEMENT

GUARANTY, PLEDGE AND SECURITY AGREEMENT

DATED AS OF FEBRUARY 28, 2013

BY

CINEDIGM DC HOLDINGS, LLC,

AS THE BORROWER,

AND

EACH GUARANTOR

FROM TIME TO TIME PARTY HERETO

IN FAVOR OF

PROSPECT CAPITAL CORPORATION,
AS COLLATERAL AGENT FOR THE BENEFIT OF THE SECURED PARTIES

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

TABLE OF CONTETNS

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

TABLE OF CONTETNS
(continued)

		Page

ARTICLE ISection 5.3	Accounts	15
ARTICLE IISection 5.4	Commodity Contracts	15
ARTICLE IIISection 5.5	Delivery of Instruments and Tangible Chattel Paper and Control of Investment Property, Letter-of-Credit Rights; Electronic Chattel Paper; Evidence of Intercompany Indebtedness	16
ARTICLE IVSection 5.6	Intellectual Property	17
ARTICLE VSection 5.7	Notices	18
ARTICLE VISection 5.8	Notice of Commercial Tort Claims	18
ARTICLE VIISection 5.9	Controlled Securities Accounts	19
ARTICLE VIIISection 5.10	Fixed Assets	19
ARTICLE IXSection 5.11	Deposit Accounts	19
ARTICLE XSection 5.12	Mortgages	19
ARTICLE XISection 5.13	Taxes	20
ARTICLE XIISection 5.14	Power of Attorney	20
ARTICLE VI	REMEDIAL PROVISIONS	20
ARTICLE XIIISection 6.1	Code and Other Remedies	20
ARTICLE XIVSection 6.2	Accounts and Payments in Respect of General Intangibles	23
ARTICLE XVSection 6.3	Pledged Collateral	24
ARTICLE XVISection 6.4	Proceeds to be Turned over to and Held by the Collateral Agent	25
ARTICLE XVIISection 6.5	Sale of Pledged Collateral	25
ARTICLE XVIIISection 6.6	Deficiency	26
ARTICLE VII	AGENT	26
ARTICLE XIXSection 7.1	The Collateral Agent’s Appointment as Attorney-in-Fact	26
ARTICLE XXSection 7.2	Authorization to File Financing Statements	28
ARTICLE XXISection 7.3	Authority of Collateral Agent	28
ARTICLE XXIISection 7.4	Duty; Obligations and Liabilities	28
ARTICLE VIII	MISCELLANEOUS	29
ARTICLE XXIIISection 8.1	Reinstatement	29
ARTICLE XXIVSection 8.2	Release of Collateral	29
ARTICLE XXVSection 8.3	Independent Obligations	30
ARTICLE XXVISection 8.4	No Waiver by Course of Conduct	30
ARTICLE XXVIISection 8.5	Amendments	30

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

TABLE OF CONTETNS
(continued)

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

ANNEXES AND SCHEDULES

Annex 1	Form of Pledge Amendment
Annex 2	Form of Joinder Agreement
Annex 3	Form of Intellectual Property Security Agreement
Annex 4	Form of Limited Power of Attorney

Schedule 1	Commercial Tort Claims
Schedule 2	Guarantor Information
Schedule 3	Pledged Collateral
Schedule 4	Intellectual Property

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

This GUARANTY, PLEDGE AND SECURITY AGREEMENT, dated as of February 28, 2013 (as amended, restated, supplemented or otherwise modified, renewed or replaced from time to time, this “Agreement”), by CINEDIGM DC HOLDINGS, LLC, a Delaware limited liability company (the “Borrower”), and each of the other Subsidiaries of Borrower listed on the signature pages hereof or that becomes a party hereto pursuant to Section 8.6 (collectively, the “Guarantors”, and each, a “Guarantor”, and together with the Borrower, collectively, the “Loan Parties” and each, a “Loan Party”), in favor of PROSPECT CAPITAL CORPORATION, a Maryland corporation (“Prospect”), as collateral agent for the benefit of the Secured Parties (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to the Term Loan Agreement, dated as of February 28, 2013 (as amended, restated, supplemented or otherwise modified, renewed or replaced from time to time, the “Term Loan Agreement”), among the Borrower, Access Digital Media, Inc., Access Digital Cinema Phase 2, Corp. and each other Guarantor that is a party thereto, that is a party thereto, the Lenders party thereto, and Prospect, in its separate capacities as Administrative Agent and Collateral Agent, the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

WHEREAS, each Guarantor has agreed to guaranty the Obligations (as defined in the Term Loan Agreement) of the Borrower;

WHEREAS, each Guarantor will derive substantial direct and indirect benefits from the making of the extensions of credit under the Term Loan Agreement; and

WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the Borrower under the Term Loan Agreement that the Loan Parties shall have executed and delivered this Agreement to Collateral Agent.

NOW, THEREFORE, in consideration of the premises and to induce the Lenders, the Administrative Agent and the Collateral Agent to enter into the Term Loan Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each Loan Party hereby agrees with Collateral Agent as follows:

DEFINED TERMS

Definitions.  (a)  Capitalized terms used herein without definition are used as defined in the Term Loan Agreement.

The following terms have the meanings given to them in the UCC and terms used herein without definition that are defined in the UCC have the meanings given to them in the UCC (such meanings to be equally applicable to both the singular and plural forms of the terms defined):  “account”, “account debtor”, “as-extracted collateral”, “certificated security”, “chattel paper”, “commercial tort claim”, “commodity contract”, “deposit account”, “electronic chattel paper”, “equipment”, “farm products”, “fixture”, “general intangible”, “goods”, “health-care-

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

insurance receivable”, “instruments”, “inventory”, “investment property”, “letter-of-credit right”, “proceeds”, “record”, “securities account”, “security”, “supporting obligation” and “tangible chattel paper”.

The following terms shall have the following meanings:

“Agreement” has the meaning specified in the preamble hereof.

“Applicable IP Office” means the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency within or outside the United States.

“Borrower” has the meaning set forth in the preamble to this Agreement.

“Collateral” has the meaning specified in Section 3.1 hereof.

“Collateral Agent” has the meaning set forth in the preamble to this Agreement.

“Controlled Securities Account” means each securities account (including all financial assets held therein and all certificates and instruments, if any, representing or evidencing such financial assets) that is the subject of an effective Account Control Agreement.

“Excluded Property” means, collectively, (a) any Permit or license or any Contractual Obligation entered into by any Loan Party (i) that prohibits or requires the consent of any Person other than the Borrower and its Affiliates which has not been obtained as a condition to the creation by such Loan Party of a Lien on any right, title or interest in such Permit, license or Contractual Obligation or any Securities related thereto or (ii) to the extent that any Applicable Law applicable thereto prohibits the creation of a Lien thereon, but only, with respect to the prohibition in (i) and (ii), to the extent, and for as long as, such prohibition is not terminated or rendered unenforceable or otherwise deemed ineffective by the UCC or any other Applicable Law, (b) Real Property owned by any Loan Party that is subject to a purchase money Lien or a Capital Lease permitted under the Term Loan Agreement if the Contractual Obligation pursuant to which such Lien is granted (or in the document providing for such Capital Lease) prohibits or requires the consent of any Person other than the Borrower and its Affiliates which has not been obtained as a condition to the creation of any other Lien on such Real Property or the equipment subject to such Capital Lease, (c) any “intent to use” Trademark applications for which a statement of use has not been filed (but only until such statement is filed) and (d) (i) “Pledged Collateral” as such term is defined in the Amended and Restated Pledge Agreement dated as of February 28, 2013 between Access and the CDF1 Credit Agreement Collateral Agent (as amended, restated, supplemented or otherwise modified, renewed or replaced from time to time), (ii) “Pledged Collateral” as such term is defined in the Amended and Restated Pledge Agreement dated as of February 28, 2013 between Christie and the CDF1 Credit Agreement Collateral Agent (as amended, restated, supplemented or otherwise modified, renewed or replaced from time to time), (iii) “Pledged Collateral” as such term is defined in the Pledge Agreement dated as of October 18, 2011 between Access Phase 2 and Société Générale, New York Branch, in its capacity as collateral agent (as amended, restated, supplemented or otherwise modified, renewed or replaced from time to time), and (iv) “Pledged Collateral” as such term is defined in the Pledge Agreement dated as of October 18, 2011 between CDF2 Holdings and

2

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Société Générale, New York Branch, in its capacity as collateral agent (as amended, restated, supplemented or otherwise modified, renewed or replaced from time to time); provided, however, (A) “Excluded Property” shall not include any proceeds, products, substitutions or replacements of Excluded Property (unless such proceeds, products, substitutions or replacements would otherwise constitute Excluded Property), and (B) upon the obtaining of consent or the modification of Applicable Law with respect to assets described in clauses (a) and (b) above (and in the case of applications filed in the U.S. Patent and Trademark Office to register Trademarks on the basis of any Loan Party “intent to use” such Trademarks, the filing and acceptance of a “Statement of Use” or “Amendment to Allege Use”), such assets shall cease to constitute Excluded Property hereunder and shall become Collateral for all purposes.

“Fraudulent Transfer Laws” has the meaning set forth in Section 2.2 hereof.

“Guaranteed Obligations” has the meaning set forth in Section 2.1 hereof.

“Guarantor” has the meaning set forth in the preamble to this Agreement.

“Guaranty” means the guaranty of the Guaranteed Obligations made by the Loan Parties as set forth in this Agreement.

“Joinder Agreement” has the meaning set forth in Section 8.6(a).

“Lease” means any lease or other agreement, no matter how styled or structured, pursuant to which a Loan Party is entitled to the use or occupancy of any Real Property.

“Leasehold” means any Lease, leasehold estate or interest of a Loan Party in each of the properties at or upon which a Loan Party conducts business, offers any Inventory for sale, or maintains any of the Collateral, whether or not for retail sale, together with a Loan Party’s interest in any of the improvements and fixtures located upon or appurtenant to each such estate or interest, including, without limitation, any rights of a Loan Party to payment, proceeds or value of any kind or nature realized upon the sale, transfer or assignment of any such estate or interest, whether or not such sale, assignment or transfer occurs during any debtor relief proceeding.

“Loan Party” has the meaning set forth in the preamble to this Agreement.

“Pledge Amendment” has the meaning set forth in Section 8.6(b).

“Pledged Certificated Stock” means all certificated Stock of any Person evidenced by a certificate, instrument or other similar document (as defined in the UCC), in each case owned by any Loan Party, and any distribution of property made on, in respect of or in exchange for the foregoing from time to time, including all Securities listed on Schedule 3; provided, however, that Pledged Certificated Stock excludes any Excluded Property.

“Pledged Collateral” means, collectively, the Pledged Stock and the Pledged Debt Instruments.

3

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

“Pledged Debt Instruments” means all right, title and interest of any Loan Party in instruments evidencing any Indebtedness in excess of $10,000 owed to such Loan Party or other obligations owed to such Loan Party, and any distribution of property made on, in respect of or in exchange for the foregoing from time to time, including all Indebtedness described on Schedule 3, issued by the obligors named therein; provided, however, that the foregoing threshold amount of $10,000 shall not apply to (i) that certain Intercompany Note, dated as of the date hereof, made by Cinedigm Digital Australia Pty Ltd in favor of the Borrower and (ii) any instrument that evidences Indebtedness owed to any Loan Party by any other Loan Party or any Subsidiary of any Loan Party, and all such instruments shall constitute “Pledged Debt Instruments” for the purposes hereof; and provided, further, however, that Pledged Debt Instruments excludes any Excluded Property.

“Pledged Investment Property” means any investment property of any Loan Party, and any distribution of property made on, in respect of or in exchange for the foregoing from time to time, Pledged Stock or Pledged Debt Instruments; provided, however, that Pledged Investment Property excludes any Excluded Property.

“Pledged Stock” means all Pledged Certificated Stock and all Pledged Uncertificated Stock; provided, however, that Pledged Stock excludes any Excluded Property.

“Pledged Uncertificated Stock” means any Stock of any Person that is not Pledged Certificated Stock, including all right, title and interest of any Loan Party as a limited or general partner in any partnership not constituting Pledged Certificated Stock or as a member of any limited liability company, all right, title and interest of any Loan Party in, to and under any Constituent Document of any partnership or limited liability company to which it is a party, and any distribution of property made on, in respect of or in exchange for the foregoing from time to time, including in each case those interests set forth on Schedule 3, to the extent such interests are not certificated; provided, however, that Pledged Uncertificated Stock excludes any Excluded Property.

“Prospect” has the meaning set forth in the preamble to this Agreement.

“Secured Obligations” has the meaning set forth in Section 3.2 hereof.

“Securities Act” means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be in effect from time to time.

“Software” means (a) all computer programs, including source code and object code versions, (b) all data, databases and compilations of data, whether machine readable or otherwise, and (c) all documentation, training materials and configurations related to any of the foregoing.

“Stock” means all shares of capital stock (whether denominated as common stock or preferred stock), equity interests, beneficial, partnership or membership interests, joint venture interests, ordinary shares, participations or other ownership or profit interests in or equivalents (regardless of how designated) of or in a Person (other than an individual), whether voting or non-voting.

4

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

“Term Loan Agreement” has the meaning set forth in the recitals to this Agreement.

“Triggering Event” means the Borrower, at any time, elects not to make a voluntary prepayment with CDF1 Excess Cash Flow on any Payment Date on or after the Discharge of the CDF1 Credit Agreement Obligations.

“UCC” means the Uniform Commercial Code of any applicable jurisdiction and, if the applicable jurisdiction shall not have any Uniform Commercial Code, the Uniform Commercial Code as in effect in the State of New York from time to time.

“Unasserted Contingent Obligations” means contingent indemnification and reimbursement Obligations to the extent no claim giving rise thereto has been asserted.

“Use” means with respect to any Intellectual Property, all uses of such Intellectual Property by, for or in connection with any Loan Party or its business or for the direct or indirect benefit of such Loan Party or its business, including all such uses by such Loan Party itself, by any of the affiliates of such Loan Party, or by any franchisee, licensee or contractor of such Loan Party.

Certain Other Terms.

The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.  References herein to an Annex, Schedule, Article, Section or clause refer to the appropriate Annex or Schedule to, or Article, Section or clause in this Agreement.  Where the context requires, provisions relating to any Collateral when used in relation to a Loan Party shall refer to such Loan Party’s right, title and interest in or to such Collateral or any relevant part thereof.

Other Interpretive Provisions.

Defined Terms.  Unless otherwise specified herein or therein, all terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto.

This Agreement.  The words “hereof”, “herein”, “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

Certain Common Terms.  The term “including” is not limiting and means “including without limitation.”

Performance; Time.  Whenever any performance obligation hereunder (other than a payment obligation) shall be stated to be due or required to be satisfied on a day other than a Business Day, such performance shall be made or satisfied on the next succeeding Business Day.  In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding”, and the word “through” means “to and including.”

5

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

If any provision of this Agreement refers to any action taken or to be taken by any Person, or which such Person is prohibited from taking, such provision shall be interpreted to encompass any and all means, direct or indirect, of taking, or not taking, such action.

Contracts.  Unless otherwise expressly provided herein, references to agreements and other contractual instruments, including this Agreement and the other Loan Documents, shall be deemed to include all subsequent amendments, thereto, restatements and substitutions thereof and other supplements and modifications thereto and renewals and replacements thereof which are in effect from time to time, but only to the extent such amendments, restatements, substitutions, supplements, modifications, renewals and replacements are not prohibited by the terms of any Loan Document.

Laws.  References to any statute or regulation are to be construed as including all statutory and regulatory provisions related thereto or consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

GUARANTY

Guaranty.  To induce the Lenders to make the Term Loans to the Borrower and each other Secured Party to make credit available to or for the benefit of one or more Loan Parties, each Guarantor hereby, jointly and severally, absolutely, unconditionally and irrevocably guarantees, as primary obligor and not merely as surety, the full and punctual payment when due, whether at stated maturity or earlier, by reason of acceleration, mandatory prepayment or otherwise in accordance with any Loan Document, all the Obligations of the Borrower whether existing on the date hereof or hereinafter incurred or created (the “Guaranteed Obligations”).  This Guaranty by each Guarantor hereunder constitutes a guaranty of payment and not of collection.

Limitation of Guaranty.  Any term or provision of this Guaranty or any other Loan Document to the contrary notwithstanding, the maximum aggregate amount for which any Guarantor shall be liable hereunder shall not exceed the maximum amount for which such Guarantor can be liable without rendering this Guaranty or any other Loan Document, as it relates to such Guarantor, subject to avoidance under Applicable Law relating to fraudulent conveyance or fraudulent transfer (including the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act and Section 548 of title 11 of the United States Code or any applicable provisions of comparable Applicable Law) (collectively, “Fraudulent Transfer Laws”).  Any analysis of the provisions of this Guaranty for purposes of Fraudulent Transfer Laws shall take into account the right of contribution established in Section 2.3 and, for purposes of such analysis, give effect to any discharge of intercompany debt as a result of any payment made under this Guaranty.

Contribution.  To the extent that any Guarantor shall be required hereunder to pay any portion of any Guaranteed Obligation exceeding the greater of (a) the amount of the value actually received by such Guarantor and its Subsidiaries from the Term Loans and other

6

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Obligations and (b) the amount such Guarantor would otherwise have paid if such Guarantor had paid the aggregate amount of the Guaranteed Obligations (excluding the amount thereof repaid by the Borrower that received the benefit of the funds advanced that constituted Guaranteed Obligations) in the same proportion as such Guarantor’s net worth on the date enforcement is sought hereunder bears to the aggregate net worth of all the Guarantors on such date, then such Guarantor shall be reimbursed by such other Guarantors for the amount of such excess, pro rata, based on the respective net worth of such other Guarantors on such date.

Authorization; Other Agreements.  The Secured Parties are hereby authorized, without notice to or demand upon any Guarantor and without discharging or otherwise affecting the obligations of any Guarantor hereunder and without incurring any liability hereunder, from time to time, to do each of the following:

(i) subject to compliance, if applicable, with Section 11.01 of the Term Loan Agreement, modify, amend, supplement or otherwise change, (ii) accelerate or otherwise change the time of payment or (iii) waive or otherwise consent to noncompliance with, any Guaranteed Obligation or any Loan Document;

apply to the Guaranteed Obligations any sums by whomever paid or however realized to any Guaranteed Obligation in such order as provided in the Loan Documents;

refund at any time any payment received by any Secured Party in respect of any Guaranteed Obligation;

(i) sell, exchange, enforce, waive, substitute, liquidate, terminate, release, abandon, fail to perfect, subordinate, accept, surrender, affect, impair or otherwise alter any Collateral for any Guaranteed Obligation or any other guaranty therefor in any manner, (ii) receive, take and hold additional Collateral to secure any Guaranteed Obligation, (iii) add, release or substitute any one or more other Guarantors, makers or endorsers of any Guaranteed Obligation or any part thereof and (iv) otherwise deal in any manner with any Loan Party, maker or endorser of any Guaranteed Obligation or any part thereof; and

settle, release, compromise, collect or otherwise liquidate the Guaranteed Obligations.

Guaranty Absolute and Unconditional.  Each Guarantor hereby waives and agrees not to assert any defense, whether arising in connection with or in respect of any of the following or otherwise, and hereby agrees that its obligations under this Guaranty are irrevocable, absolute and unconditional and shall not be discharged as a result of or otherwise affected by any of the following (which may not be pleaded and evidence of which may not be introduced in any proceeding with respect to this Guaranty, in each case except as otherwise agreed in writing by the Collateral Agent):

the invalidity or unenforceability of any obligation of a Loan Party under any Loan Document or any other agreement or instrument relating thereto (including any amendment, consent or waiver thereto), or any security for, or other guaranty of, any Guaranteed Obligation or any part thereof, or the lack of perfection or continuing perfection or failure of priority of any security for the Guaranteed Obligations or any part thereof;

7

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

the absence of (i) any attempt to collect any Guaranteed Obligation or any part thereof from a Loan Party or other action to enforce the same or (ii) any action to enforce any Loan Document or any Lien thereunder;

the failure by any Person to take any steps to perfect and maintain any Lien on, or to preserve any rights with respect to, any Collateral;

any workout, insolvency, bankruptcy proceeding, reorganization, arrangement, liquidation or dissolution by or against the Borrower, any Guarantor or any of the Borrower’s other Subsidiaries or any procedure, agreement, order, stipulation, election, action or omission thereunder, including any discharge or disallowance of, or bar or stay against collecting, any Guaranteed Obligation (or any interest thereon) in or as a result of any such proceeding;

any foreclosure, whether or not through judicial sale, and any other sale or other disposition of any Collateral or any election following the occurrence of an Event of Default by any Secured Party to proceed separately against any Collateral in accordance with such Secured Party’s rights under any Applicable Law; or

any other defense, setoff, counterclaim or any other circumstance that might otherwise constitute a legal or equitable discharge of the Borrower, any Guarantor or any other Subsidiary of the Borrower, in each case other than the payment in full of the Guaranteed Obligations.

Waivers.  Each Guarantor hereby unconditionally and irrevocably waives and agrees not to assert any claim, defense, setoff or counterclaim based on diligence, promptness, presentment, requirements for any demand or notice hereunder including any of the following:  (a) any demand for payment or performance and protest and notice of protest; (b) any notice of acceptance; (c) any presentment, demand, protest or further notice or other requirements of any kind with respect to any Guaranteed Obligation (including any accrued but unpaid interest thereon) becoming immediately due and payable; and (d) any other notice in respect of any Guaranteed Obligation or any part thereof, and any defense arising by reason of any disability or other defense of the Borrower or any Guarantor.  Each Guarantor further unconditionally and irrevocably agrees, until the indefeasible payment in full of the Guaranteed Obligations, not to (x) enforce or otherwise exercise any right of subrogation or any right of reimbursement or contribution or similar right against the Borrower or any Guarantor by reason of any Loan Document or any payment made thereunder or (y) assert any claim, defense, setoff or counterclaim it may have against any other Loan Party or set off any of its obligations to such other Loan Party against obligations of such Loan Party to such Guarantor; provided, that if any amounts are paid to any Loan Party in violation of the foregoing limitation, then such amounts shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Collateral Agent for the benefit of the Secured Parties to reduce the amount of the Guaranteed Obligations in accordance with the terms of the Term Loan Agreement, whether matured or unmatured.  No obligation of any Guarantor hereunder shall be discharged other than by complete performance.

Reliance.  Each Loan Party hereby assumes responsibility for keeping itself informed of the financial condition of the Borrower, each other Loan Party and any other guarantor, maker or

8

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

endorser of any Guaranteed Obligation or any part thereof, and of all other circumstances bearing upon the risk of nonpayment of any Guaranteed Obligation or any part thereof that diligent inquiry would reveal, and each Loan Party hereby agrees that no Secured Party shall have any duty to advise any Loan Party of information known to it regarding such condition or any such circumstances.  In the event any Secured Party, in its sole discretion, undertakes at any time or from time to time to provide any such information to any Loan Party, such Secured Party shall be under no obligation to (a) undertake any investigation not a part of its regular business routine, (b) disclose any information that such Secured Party, pursuant to accepted or reasonable commercial finance or banking practices, wishes to maintain confidential or (c) make any future disclosures of such information or any other information to any Loan Party.

Subordination.  Each Loan Party hereby subordinates the payment of all obligations and Indebtedness of any other Loan Party owing to such Loan Party, whether now existing or hereafter arising, including but not limited to any obligation of any other Loan Party to such Loan Party as subrogee of the Collateral Agent or any other Secured Party or resulting from a Guarantor’s performance under this Guaranty, to the indefeasible payment in full in cash of all Guaranteed Obligations.  If the Collateral Agent so requests during the continuance of an Event of Default, any such obligation or Indebtedness of any Loan Party to any other Loan Party shall be enforced and performance received by the applicable Loan Party as trustee for the Secured Parties and the proceeds thereof shall be paid over to the Collateral Agent for the benefit of the Secured Parties on account of the Guaranteed Obligations, but without reducing or affecting in any manner the liability of such Loan Party under this Agreement.

Funds Transfers.  If any Guarantor shall engage in any transaction as a result of which the Borrower is required to make a mandatory prepayment with respect to the Guaranteed Obligations under the terms of the Term Loan Agreement, such Guarantor shall distribute to, or make a contribution to the capital of, the Borrower an amount equal to the mandatory prepayment required under the terms of the Term Loan Agreement.

GRANT OF SECURITY INTEREST

Collateral.  For the purposes of this Agreement, all of the assets and real and personal property of each Loan Party, tangible and intangible, wherever located, now owned or at any time hereafter acquired by a Loan Party or in which a Loan Party now has, or at any time in the future may acquire, any right, title or interest, including, without limitation, the following, is collectively referred to as the “Collateral”:

All accounts;

all chattel paper (whether tangible or intangible);

all documents (including, if applicable, electronic documents);

all general intangibles (including, without limitation, any payment intangibles, Software and Intellectual Property);

9

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

all goods (including, without limitation, inventory, equipment, furniture and fixtures);

all instruments (including, without limitation, promissory notes);

all investment property, Securities and Pledged Collateral;

all deposit accounts, securities accounts and all deposits therein;

all money, cash or cash equivalents;

all credit balances, deposits and other property now or hereafter held or received by or in transit to the Collateral Agent, any Lender or any of their respective affiliates or at any other depositary or other institution from or for the account of any Loan Party, whether for safekeeping, pledge, custody, transmission, collection or otherwise;

all supporting obligations and letter of credit rights (whether or not any such letter of credit is in writing) of any Loan Party;

all commercial tort claims, including, without limitation, the commercial tort claims described on Schedule 1 and on any supplement thereto received by the Collateral Agent pursuant to Section 5.8;

all proceeds of Leases and Leaseholds and owned Real Property;

to the extent not otherwise described above, all receivables and all present and future claims, rights, interests, assets and properties recovered by or on behalf of any Loan Party;

all books, records and information relating to any of the foregoing and/or to the operation of any Loan Party’s business, and all rights of access to such books, records and information, and all property in which such books, records and information are stored, recorded and maintained; and

to the extent not otherwise included, all proceeds, tort claims, insurance claims, contract rights, rights to the payment of money, and other rights to payment not otherwise included in the foregoing and products of the foregoing and all accessions to, substitutions and replacements for, and rents and profits of, each of the foregoing;

(A) provided, however, that (i) the “Collateral” shall not include any Excluded Property, and (ii) to the extent a Loan Party is a Foreign Subsidiary that is, or any Foreign Subsidiary of any Loan Party is, a “controlled foreign corporation” within the meaning of Section 957(a) of the Code, “Collateral” in respect of each such Foreign Subsidiary constituting Securities shall only include 66% of the issued and outstanding Voting Stock and 100% of the outstanding non-voting Securities of such Foreign Subsidiary.

Grant of Security Interest in Collateral.  Each Loan Party, as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations and the Guaranteed Obligations of such Loan Party

10

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

(the “Secured Obligations”), hereby mortgages, pledges and hypothecates to the Collateral Agent for the benefit of itself and the other Secured Parties, and grants to the Collateral Agent, for the benefit of itself and the other Secured Parties, a Lien on and security interest in, all of its right, title and interest in, to and under the Collateral of such Loan Party; provided, however, that notwithstanding the foregoing, no Lien or security interest is hereby granted on any Excluded Property; and provided, further, that if and when any property shall cease to be Excluded Property, a Lien on and security in such property shall be automatically deemed granted therein.  Each Loan Party hereby represents and warrants that the Excluded Property, when taken as a whole, is not material to the business operations or financial condition of the Loan Parties, taken as a whole.

Collateral Held by Secured Party.  Any Collateral held by, possessed by or in the control of any Secured Party shall be held by, possessed by or controlled by such Secured Party for the ratable benefit of itself and each other Secured Party.  Subject to the terms and conditions of the Term Loan Agreement and this Agreement, the Collateral Agent shall be entitled to enforce the rights and remedies of a secured creditor for the benefit of itself and the other Secured Parties upon the occurrence and during the continuance of an Event of Default.

REPRESENTATIONS AND WARRANTIES

To induce the Lenders, the Administrative Agent and the Collateral Agent to enter into the Loan Documents, each Loan Party hereby represents and warrants each of the following to the Collateral Agent, the Lenders and the other Secured Parties:

Title; No Other Liens.  Except for the Lien granted to the Collateral Agent pursuant to this Agreement and other Permitted Liens, such Loan Party owns its right, title and interest in and to each item of the Collateral free and clear of any and all Liens or claims of others.  Such Loan Party (a) is the record and beneficial owner of the Collateral pledged by it hereunder constituting instruments or certificates and (b) has rights in or the power to transfer each other item of Collateral in which a Lien is granted by it hereunder, free and clear of any other Lien other than Permitted Liens.

Valid Security Interest; Perfection and Priority.  This Agreement creates a valid security interest in the Collateral, to the extent a security interest therein can be created under the UCC, securing the payment of the Secured Obligations.  Except to the extent a security interest in the Collateral cannot be perfected by the filing of a financing statement under the UCC, all filings and other actions necessary to perfect and protect such security interest have been duly taken or will have been taken upon the filing of financing statements listing each applicable Loan Party, as a debtor, and the Collateral Agent, as secured party, in the jurisdictions listed next to such Loan Party’s name on Schedule 2 (as such Schedule may be updated from time to time on prior written notice to the Collateral Agent to reflect changes resulting from transactions permitted under the Loan Documents).  Upon the making of such filings, the Collateral Agent shall have a first priority perfected security interest, subject only to Permitted Liens having priority over Collateral Agent’s Lien by operation of law and expressly permitted under the Term Loan Agreement, in the Collateral to the extent such security interest can be perfected by the filing of a

11

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

financing statement.  All action by any Loan Party necessary to protect and perfect such security interest on each item of Collateral has been duly taken.

Pledged Collateral.  (B)  The Pledged Stock pledged by such Loan Party hereunder (i) is listed on Schedule 3 and constitutes that percentage of the issued and outstanding equity of all classes of each issuer thereof as set forth on Schedule 3, (ii) has been duly authorized, validly issued and is fully paid and nonassessable (other than Pledged Stock in limited liability companies and partnerships) and (iii) constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms; provided, however, that to the extent any such issuer or obligor is not an Affiliate of such Loan Party, the representations and warranties made in this Section 4.3(a) are made to the knowledge of such Loan Party.

As of the Closing Date, all Pledged Collateral (other than Pledged Uncertificated Stock) and all Pledged Investment Property consisting of instruments and certificates has been delivered to the Collateral Agent in accordance with Section 5.2(a).

In case any Loan Party shall acquire after the Closing Date (x) any Securities of any Person constituting Pledged Stock hereunder or (y) any interest in any instruments evidencing any Indebtedness or other obligation owed to such Loan Party constituting a Pledged Debt Instrument hereunder, in each case, not listed on Schedule 3 hereto, such Pledged Stock and Pledged Debt Instruments shall, notwithstanding the Pledged Collateral reflected on Schedule 3, be subject to the pledge, assignment and security interest granted to the Collateral Agent under this Agreement and such Loan Party shall promptly, and in any event no later than ten (10) days after the date such Pledged Collateral was so acquired (i) deliver to the Collateral Agent forthwith (A) a Pledge Amendment pursuant to Section 8.6(b) hereof reflecting such newly acquired Pledged Collateral, and (B) any certificates and instruments evidencing such Pledged Collateral, accompanied by transfer powers or other appropriate instruments of assignment duly executed by such Loan Party in blank, and (ii) take or cause to be taken such actions, execute and/or deliver or cause to be executed and/or delivered such documents as the Collateral Agent may reasonably request pursuant to Section 7.11 of the Term Loan Agreement.

Upon the occurrence and during the continuance of an Event of Default, and subject to the terms and conditions set forth in the Term Loan Agreement, the Collateral Agent shall be entitled to exercise all of the rights of the Loan Party granting the security interest in any Pledged Stock, and a transferee or assignee of such Pledged Stock shall become a holder of such Pledged Stock to the same extent as such Loan Party and be entitled to participate in the management of the issuer of such Pledged Stock and, upon the transfer of the entire interest of such Loan Party, such Loan Party shall, by operation of law, cease to be a holder of such Pledged Stock.

Instruments and Tangible Chattel Paper Formerly Accounts.  No amount payable to such Loan Party under or in connection with any account is evidenced by any instrument or tangible chattel paper that has not been delivered to the Collateral Agent, properly endorsed for transfer, to the extent delivery is required by Section 5.5(a).

Intellectual Property.  All Intellectual Property owned by each Loan Party is set forth on Schedule 4 and is valid, in full force and effect, subsisting, unexpired and enforceable, and no

12

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Intellectual Property has been abandoned.  No breach or default of any IP License shall be caused by any of the following, and none of the following shall limit or impair the ownership, use, validity or enforceability of, or any rights of such Loan Party in, any Intellectual Property: (a) the consummation of the transactions contemplated by any Loan Document or (b) any holding, decision, judgment or order rendered by any Governmental Authority which exists as of the date hereof.  To each Loan Party’s knowledge, no Person has (i) contested any right, title or interest of any Loan Party or any Subsidiary of any Loan Party in, or relating to, any Intellectual Property of such Loan Party, or (ii) made any claim that the use of any Intellectual Property does or may violate the rights of any third Person.  To each Loan Party’s knowledge, no Person has been or is infringing, misappropriating, diluting, violating or otherwise impairing any Intellectual Property of such Loan Party, and no settlement or consents, covenants not to sue, nonassertion assurances, or releases have been or will be entered into by any Loan Party or to which such Loan Party is bound that adversely affect such Loan Party’s rights to own or use the Intellectual Property.  Each Loan Party, and to the best of such Loan Party’s knowledge each other party thereto, is not in material breach or default of any IP License.  There is no litigation or proceeding pending or, to the best of each Loan Party’s knowledge, threatened, concerning the validity or enforceability of such Loan Party’s right to register, own or use the Intellectual Property, and each Loan Party has performed all acts and paid all renewal, maintenance and other fees and taxes required to maintain the Intellectual Property in full force and effect.

Commercial Tort Claims.  The only commercial tort claims which any Loan Party has asserted against a third-party before a Governmental Authority or a third-party arbitrator (other than commercial tort claims where such Loan Party is a plaintiff as part of a class action lawsuit (not initiated by such Loan Party) where the amount of such claim and judgment amount to be realized to such Loan Party from such claim does not exceed and could not reasonably be expected to exceed $10,000 individually for any single commercial tort claim) are those listed on Schedule 1, which sets forth such information separately for each Loan Party.

Specific Collateral.  None of the Collateral is, or is proceeds or products of, farm products, as-extracted collateral, health care insurance receivables or timber to be cut.

Enforcement.  No Permit, notice to or filing with any Governmental Authority or any other Person or any consent from any Person is required for the exercise by the Collateral Agent of its rights (including voting rights) provided for in this Agreement or the enforcement of remedies in respect of the Collateral pursuant to this Agreement, including the transfer of any Collateral, except as may be required in connection with the disposition of any portion of the Pledged Collateral by laws affecting the offering and sale of securities generally or any approvals that may be required to be obtained from any bailees or landlords to collect the Collateral or such non-waivable UCC consents of the Loan Parties.

Representations and Warranties of the Term Loan Agreement.  The representations and warranties as to such Loan Party and its Subsidiaries made in Article VI of the Term Loan Agreement are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties which are already qualified or modified by materiality in the text thereof).

13

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

COVENANTS

Each Loan Party agrees with the Collateral Agent to the following, as long as any Obligation or Commitment remains outstanding (other than Unasserted Contingent Obligations):

Maintenance of Perfected Security Interest; Further Documentation and Consents.  (C)  Generally.  Such Loan Party shall not (i) use or permit any Collateral to be used unlawfully or in violation of any provision of any Loan Document, any Applicable Law in any material respect or any policy of insurance covering the Collateral and (ii) enter into any Contractual Obligation or undertaking restricting the right or ability of such Loan Party or the Collateral Agent to sell, assign, convey or transfer any Collateral.

Such Loan Party shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section 4.2 and shall defend such security interest and such priority against the claims and demands of all Persons.

At any time and from time to time, upon the request of the Collateral Agent, such Loan Party shall, for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, (i) take all other actions necessary or reasonably advisable to ensure the validity or continuing validity of any guaranty for any Obligation or any Lien securing any Obligation, to perfect, maintain, evidence or enforce any Lien securing any Obligation or to ensure such Liens have the same priority as that of the Liens on similar Collateral set forth in the Loan Documents executed on the Closing Date (or, for Collateral located outside the United States, a similar priority acceptable to the Collateral Agent) (ii) promptly and duly execute and deliver, and have recorded or filed, as applicable, such further documents, including an authorization to file (or, as applicable, the filing of) any financing statement or amendment under the UCC (or other filings under similar Applicable Law) in effect in any jurisdiction with respect to the security interest created hereby, (iii) take such further action as the Collateral Agent may reasonably request, including (A) using its reasonable commercial efforts to secure all approvals necessary or appropriate for the assignment to or for the benefit of the Collateral Agent of any Contractual Obligation, including any IP License, held by such Loan Party and to enforce the security interests granted hereunder and (B) executing and delivering any Account Control Agreements with respect to deposit accounts and securities accounts, and (iv) deliver to the Administrative Agent legal opinions relating to the matters described in this Section 5.1(c), which opinions shall be as reasonably required by, and in form and substance and from counsel reasonably satisfactory to, the Administrative Agent.

To ensure that a Lien and security interest is granted on any of the Excluded Property set forth in clause (a)(ii) of the definition of “Excluded Property”, upon the request of the Collateral Agent, such Loan Party shall use its reasonable commercial efforts to obtain any required consents from any Person (other than the Borrower and its Affiliates) with respect to any Permit or license or any Contractual Obligation with such Person entered into by such Loan Party that requires such consent as a condition to the creation by such Loan Party of a Lien on any right, title or interest in such Permit, license or Contractual Obligation or any Securities related thereto.

14

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Pledged Collateral.  (D)  Delivery of Pledged Collateral.  Such Loan Party shall (i) deliver to the Collateral Agent, in suitable form for transfer and in form and substance reasonably satisfactory to the Collateral Agent, (A) all Pledged Certificated Stock, (B) all Pledged Debt Instruments, and (C) all certificates and instruments evidencing Pledged Investment Property and (ii) maintain all other Pledged Investment Property in a Control Account.

Event of Default.  During the continuance of an Event of Default, and subject to the terms and conditions of the Term Loan Agreement, Collateral Agent shall have the right, at any time in its discretion and without notice to any Guarantor, to exercise remedies permitted under the Term Loan Agreement, this Agreement and in any other instrument or agreement securing, evidencing or relating to any Secured Obligations.

Cash Distributions with respect to Pledged Collateral.  Except as provided in Article VI and subject to the limitations set forth in the Term Loan Agreement, such Loan Party shall be entitled to receive all cash distributions paid in respect of the Pledged Collateral.

Voting Rights.  Except as provided in Article VI, such Loan Party shall be entitled to exercise all voting, consent and corporate, partnership, limited liability company and similar rights with respect to the Pledged Collateral; provided, however, that no vote shall be cast, consent given or right exercised or other action taken by such Loan Party that would impair the Collateral or be inconsistent with or result in any violation of any provision of any Loan Document.

Accounts.  Such Loan Party shall not, without the prior written consent of the Collateral Agent (not to be unreasonably withheld), other than in the ordinary course of business, (a) grant any extension of the time of payment of any account, (b) compromise or settle any account for less than the full amount thereof, (c) release, wholly or partially, any Person liable for the payment of any account, (d) allow any credit or discount on any account or (e) amend, supplement or modify any account in any manner that could adversely affect the value thereof.

Commodity Contracts.  Such Loan Party shall not have any commodity contract unless subject to an Account Control Agreement.

Delivery of Instruments and Tangible Chattel Paper and Control of Investment Property, Letter-of-Credit Rights; Electronic Chattel Paper; Evidence of Intercompany Indebtedness.  (E)  If any Loan Party now or at any time hereafter, holds or acquires an interest in any instrument or tangible chattel paper other than any instrument delivered in accordance with Section 5.2(a) and in the possession of the Collateral Agent, such Loan Party shall, at the request of the Collateral Agent, immediately deliver such instrument or tangible chattel paper to the Collateral Agent, duly indorsed in a manner reasonably satisfactory to the Collateral Agent; provided, however, that this Section 5.5(a) shall not apply to any instrument or tangible chattel paper that is not in excess of $10,000 (provided, further, however, to the extent that any such instrument or tangible chattel paper is owed to any Loan Party by any other Loan Party or any Subsidiary of any Loan Party, the foregoing threshold amount of $10,000 shall not apply).

15

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

No Loan Party shall grant “control” (within the meaning of such term under Article 9-106 of the UCC) over any investment property to any Person other than the Collateral Agent.  Notwithstanding the foregoing, it shall not be a violation of this Section 5.5(b) if such control occurs as a matter of law and not as an affirmative act of a Loan Party.

If any Loan Party is or becomes the beneficiary of a letter of credit that is not a supporting obligation of any Collateral, then such Loan Party shall promptly, and in any event within five (5) Business Days after becoming a beneficiary, notify the Collateral Agent thereof and enter into a Contractual Obligation with the Collateral Agent, the issuer of such letter of credit or any nominated Person with respect to the letter-of-credit rights under such letter of credit; provided, however, that the Loan Parties shall not be obligated to enter into such a Contractual Obligation with respect to (1) letters of credit issued by a domestic issuer in an aggregate amount not to exceed $10,000 for all such domestic letters of credit with respect to which a Contractual Obligation was not entered into under this Section 5.5(c), and (2) letters of credit issued by a non-U.S. issuer in an aggregate amount not to exceed $10,000 for all such non-U.S. letters of credit with respect to which a Contractual Obligation was not entered into under this Section 5.5(c).  Such Contractual Obligation shall assign such letter-of-credit rights to the Collateral Agent (for the benefit of the Secured Parties) and such assignment shall be sufficient to grant control for the purposes of Section 9-107 of the UCC (or any similar section under any equivalent UCC).  Such Contractual Obligation shall also direct all payments thereunder to a Cash Collateral Account.  The provisions of the Contractual Obligation shall be in form and substance reasonably satisfactory to the Collateral Agent.

If any Loan Party now or at any time hereafter, holds or acquires an interest in any electronic chattel paper, such Loan Party shall take all steps necessary to grant the Collateral Agent control of all such electronic chattel paper for the purposes of Section 9-105 of the UCC (or any similar section under any equivalent UCC) and all “transferable records” as defined in each of the Uniform Electronic Transactions Act and the Electronic Signatures in Global and National Commerce Act; provided, however, that this Section 5.5(d) shall not apply to any electronic chattel paper that is not in excess of $10,000 (provided, further, however, to the extent that any such electronic chattel paper is owed to any Loan Party by any other Loan Party or any Subsidiary of any Loan Party, the foregoing threshold amount of $10,000 shall not apply).

Each Loan Party agrees that all Indebtedness in excess of $10,000 that is owing by any Loan Party or Subsidiary of any Loan Party to any other Loan Party shall be evidenced by one or more promissory notes.

Intellectual Property.  (F)  Within fifteen (15) days after any Loan Party acquires Intellectual Property, such Loan Party shall provide the Collateral Agent notification thereof and a supplement to Schedule 4 detailing such Intellectual Property and the short-form intellectual property agreements and assignments as described in this Section 5.6 and any other documents that the Collateral Agent reasonably requests with respect thereto.  Any supplement to Schedule 4 delivered pursuant to this Section 5.6 shall, after the receipt thereof by the Collateral Agent, become part of Schedule 4 for all purposes hereunder other than in respect of representations and warranties made prior to the date of such receipt.

16

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Each Loan Party shall (and shall use commercially reasonable efforts to cause all its licensees to) (i) (1) continue to use each Trademark included in the Intellectual Property that is necessary in the conduct of such Loan Party’s business in order to maintain such Trademark in full force and effect with respect to each class of goods for which such Trademark is currently used, free from any claim of abandonment for non-use, (2) maintain at least the same standards of quality of products and services offered under such Trademark as are currently maintained, (3) use such Trademark with the appropriate notice of registration and all other notices and legends required by Applicable Law, (4) preserve and maintain all rights in such Trademark, including the filing of appropriate renewal applications and other instruments to maintain in effect such Trademarks and the payment when due of all registration renewal fees and other fees, taxes and other expenses that shall be incurred or that shall accrue with respect to any such Trademark, in each case, in a commercially reasonable manner consistent with such Loan Party’s past business practices, and (5) not adopt or use any other Trademark that is confusingly similar or a colorable imitation of such Trademark unless the Collateral Agent (for the ratable benefit of the Secured Parties) shall obtain a perfected security interest in such other Trademark pursuant to this Agreement, and (ii) not do any act or omit to do any act whereby (w) such Trademark (or any goodwill associated therewith) may become destroyed, invalidated, impaired or harmed in any way, (x) any Patent included in the Intellectual Property may become forfeited, misused, unenforceable, abandoned or dedicated to the public, (y) any portion of the Copyrights included in the Intellectual Property may become invalidated, otherwise impaired or fall into the public domain or (z) any Trade Secret that is Intellectual Property may become publicly available or otherwise unprotectable.

In general, each Loan Party shall take any and all such actions (including but not limited to institution and maintenance of suits, proceedings or actions) as may be necessary or appropriate to properly maintain, protect, preserve, care for and enforce all Intellectual Property in a commercially reasonable manner consistent with such Loan Party’s past business practices.  Notwithstanding the foregoing, if an Event of Default has occurred and is continuing, the Collateral Agent shall have the right to notify, or require any Loan Party to notify, any obligors with respect to any amounts due or to become due to such Loan Party in respect of any Intellectual Property or any portion thereof or of the existence of the security interest created hereby.  Subject to this Section 5.6, no Loan Party shall take or fail to take any action, nor permit any action to be taken or not taken by others under its control, that would adversely affect the validity, grant or enforcement of the Intellectual Property that is necessary in the conduct of such Loan Party’s business.

Each Loan Party shall (i) notify the Collateral Agent promptly if it knows, or has reason to know, that any application or registration relating to any Intellectual Property that is necessary in the conduct of such Loan Party’s business may become forfeited, misused, unenforceable, abandoned or dedicated to the public, or of any adverse determination or development regarding the validity or enforceability or such Loan Party’s ownership of, interest in, right to use, register, own or maintain such Intellectual Property (including the institution of, or any such determination or development in, any proceeding relating to the foregoing in any Applicable IP Office), and (ii) shall take all actions that are necessary or reasonably requested by the Collateral Agent to maintain and pursue each application (and to obtain the relevant registration or recordation) and to maintain each registration and recordation included in the Intellectual Property that is necessary in the conduct of such Loan Party’s business.

17

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Each Loan Party shall assume full and complete responsibility for the prosecution, defense, enforcement or any other necessary or desirable actions in connection with the Intellectual Property that is necessary in the conduct of such Loan Party’s business.  Each Loan Party shall hold each of the Collateral Agent and the other Secured Parties harmless from any and all costs, damages, liabilities and expenses that may be incurred by the Collateral Agent or any other Secured Party in connection with the such Person’s interest in the Intellectual Property or any other action or failure to act in connection with such Intellectual Property or the transactions contemplated hereby, except to the extent incurred as a result of the Collateral Agent’s or any other Secured Party’s own gross negligence or willful misconduct.

In the event that any Intellectual Property of any Loan Party that is necessary in the conduct of such Loan Party’s business is or has been infringed, misappropriated, violated, diluted or otherwise impaired by a third party, such Loan Party shall take such action as it reasonably deems appropriate under the circumstances in response thereto, including promptly bringing suit and recovering all damages therefor.

Each Loan Party shall execute and deliver to the Collateral Agent (for the ratable benefit of the Secured Parties) in form and substance reasonably acceptable to the Collateral Agent and suitable for (i) filing in the Applicable IP Office the short-form intellectual property security agreements in the form attached hereto as Annex 3 for all Copyrights, Trademarks, Patents and IP Licenses of such Loan Party and (ii) recording with the appropriate Internet domain name registrar, a duly executed form of assignment for all Internet Domain Names of such Loan Party (together with appropriate supporting documentation as may be requested by the Collateral Agent).

Notices.  Such Loan Party shall promptly notify the Collateral Agent in writing of its acquisition of any interest hereafter in property that is of a type where a Lien must be or may be registered, recorded or filed under, or notice thereof given under, any federal statute or regulation.

Notice of Commercial Tort Claims.  Such Loan Party agrees that, if it shall acquire any interest in any commercial tort claim in excess of $10,000 asserted against a third-party before a Governmental Authority or a third-party arbitrator (other than commercial tort claims where such Loan Party is a plaintiff as part of a class action lawsuit (not initiated by such Loan Party) then (i) such Loan Party shall, immediately upon such acquisition, deliver to the Collateral Agent, in each case in form and substance satisfactory to the Collateral Agent, a notice of the existence and nature of such commercial tort claim and a supplement to Schedule 1 containing a specific description of such commercial tort claim, (ii) Section 3.1 shall apply to such commercial tort claim and (iii) such Loan Party shall execute and deliver to the Collateral Agent, in each case in form and substance satisfactory to the Collateral Agent, any document, and take all other action, deemed by the Collateral Agent to be necessary or reasonably appropriate for the Collateral Agent to obtain, for the ratable benefit of the Secured Parties, a perfected security interest having at least the priority set forth in Section 4.2 in all such commercial tort claims.  Any supplement to Schedule 1 delivered pursuant to this Section 5.8 shall, after the receipt thereof by the Collateral Agent, become part of Schedule 1 for all purposes hereunder other than in respect of representations and warranties made prior to the date of such receipt.

18

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Controlled Securities Accounts.  Each Loan Party shall deposit all of its Cash Equivalents in securities accounts that are Controlled Securities Accounts.
Fixed Assets.  No Loan Party shall move or cause the moving of any furniture, fixtures or equipment of any Loan Party from the location of such furniture, fixtures or equipment as of the Closing Date to any other location except to any location operated by a Loan Party on a going-forward basis, which move shall be for the sole purpose of continuing operations at such location.

Deposit Accounts.  Subject to the exceptions set forth in Section 7.13 of the Term Loan Agreement, for each deposit account that any Loan Party, now or at any time hereafter, opens or maintains, such Loan Party shall, at the Collateral Agent’s request and option, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, either (a) cause the depositary bank to agree to comply without further consent of any Loan Party, at any time with instructions from the Collateral Agent to such depositary bank directing the disposition of funds from time to time credited to such deposit account, or (b) arrange for the Collateral Agent to become the customer of the depositary bank with respect to the deposit account, with such Loan Party being permitted, only with the consent of the Collateral Agent, to exercise rights to withdraw funds from such deposit account.

Mortgages.  Each Loan Party shall:

upon request of the Collateral Agent, deliver to the Collateral Agent a Mortgage on any Real Property owned by any Loan Party and on any of its leases, together with all Mortgage Supporting Documents relating thereto (or, if such real property or the real property subject to such lease is located in a jurisdiction outside the United States, similar documents deemed appropriate by the Collateral Agent to obtain the equivalent in such jurisdiction of a first-priority mortgage on such real property or lease); and

deliver to the Administrative Agent legal opinions relating to the matters described in this Section 5.12, which opinions shall be as reasonably required by, and in form and substance and from counsel reasonably satisfactory to, the Administrative Agent.

Taxes.  Each Loan Party shall pay all taxes, assessments and charges levied, assessed or imposed upon the Collateral before the same become delinquent or in default except as expressly provided for in the Term Loan Agreement.

Power of Attorney.  Upon the occurrence of a Triggering Event, the Borrower shall immediately cause CDF1 to execute the Limited Power of Attorney attached hereto as Annex 4 and deliver such executed Limited Power of Attorney to the Collateral Agent.

REMEDIAL PROVISIONS

Code and Other Remedies.  (G)  UCC Remedies.  During the continuance of an Event of Default, and subject to the terms of the Term Loan Agreement, the Collateral Agent may exercise, in addition to all other rights and remedies granted to it in this Agreement and in any

19

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

other instrument or agreement securing, evidencing or relating to any Secured Obligations, all rights and remedies of a secured party under the UCC or any other Applicable Law and as set forth in the Term Loan Agreement.

Disposition of Collateral.  Without limiting the generality of the foregoing, the Collateral Agent may, subject to the terms set forth in the Term Loan Agreement, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Loan Party or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), during the continuance of any Event of Default (personally or through its agents or attorneys), (i) enter upon the premises where any Collateral is located, without any obligation to pay rent, through self-help, without judicial process, without first obtaining a final judgment or giving any Loan Party or any other Person notice or opportunity for a hearing on any Secured Party’s claim or action, (ii) collect, receive, appropriate and realize upon any Collateral and (iii) sell, assign, convey, transfer, grant option or options to purchase and deliver any Collateral (or enter into Contractual Obligations to do any of the foregoing), in one or more parcels at a public or private sale or sales, at any exchange, broker’s board or office of any Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk.  The Collateral Agent (for the ratable benefit of the Secured Parties) shall have the right, upon any such public sale or sales and, to the extent permitted by the UCC and other Applicable Law, upon any such private sale, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption of any Loan Party, which right or equity is hereby waived and released.

Management of the Collateral.  Each Loan Party further agrees, that, during the continuance of any Event of Default, subject to the terms set forth in the Term Loan Agreement, (i) at the Collateral Agent’s request, it shall assemble the Collateral and make it available to the Collateral Agent at places that the Collateral Agent shall reasonably select, whether at such Loan Party’s premises or elsewhere, (ii) without limiting the foregoing, the Collateral Agent shall also have the right to require that each Loan Party store and keep any Collateral pending further action by the Collateral Agent and, while any such Collateral is so stored or kept, provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain such Collateral in good condition, (iii) until the Collateral Agent is able to sell, assign, convey or transfer any Collateral, the Collateral Agent shall have the right to hold or use such Collateral to the extent that it deems appropriate for the purpose of preserving the Collateral or its value or for any other purpose deemed appropriate by the Collateral Agent and (iv) the Collateral Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of any Collateral and to enforce any of the Collateral Agent’s remedies (for the benefit of the Secured Parties), with respect to such appointment without prior notice or hearing as to such appointment.  The Collateral Agent shall not have any obligation to any Loan Party to maintain or preserve the rights of any Loan Party as against third parties with respect to any Collateral while such Collateral is in the possession of the Collateral Agent.

Application of Proceeds.  The Collateral Agent shall apply the cash proceeds of any action taken by it pursuant to this Section 6.1, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping

20

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934.

of any Collateral or in any way relating to the Collateral or the rights of the Collateral Agent or any other Secured Party hereunder, including reasonable attorneys’ fees and disbursements, in accordance with the priority of payments set forth in the Term Loan Agreement, and only after such application and after the payment by the Collateral Agent of any other amount required by any Applicable Law, need the Collateral Agent account for the surplus, if any, to any Loan Party.

Direct Obligation.  Neither the Collateral Agent nor any other Secured Party shall be required to make any demand upon, or pursue or exhaust any right or remedy against, the Borrower, any Loan Party or any other Person with respect to the payment of the Obligations or to pursue or exhaust any right or remedy with respect to any Collateral therefor or any direct or indirect guaranty thereof.  All of the rights and remedies of the Collateral Agent and any other Secured Party under any Loan Document shall be cumulative, may be exercised individually or concurrently and not exclusive of any other rights or remedies provided by any Applicable Law.  To the extent it may lawfully do so, each Loan Party absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against the Collateral Agent or any other Secured Party, any valuation, stay, appraisement, extension, redemption or similar laws and any and all rights or defenses it may have as a surety, now or hereafter existing, arising out of the exercise by them of any rights hereunder.  If any notice of a proposed sale or other disposition of any Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least ten (10) days before such sale or other disposition.

Commercially Reasonable.  To the extent that Applicable Law imposes any duty on the Collateral Agent to exercise remedies in a commercially reasonable manner, each Loan Party acknowledges and agrees that it is not commercially unreasonable for the Collateral Agent to do any of the following:

fail to incur significant costs, expenses or other Liabilities reasonably deemed as such by the Collateral Agent to prepare any Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition;

fail to obtain Permits, or other consents, for access to any Collateral to sell or for the collection or sale of any Collateral, or, if not required by other Applicable Law, fail to obtain Permits or other consents for the collection or disposition of any Collateral;

fail to exercise remedies against account debtors or other Persons obligated on any Collateral or to remove Liens on any Collateral or to remove any adverse claims against any Collateral;

advertise dispositions of any Collateral through publications or media of general circulation, whether or not such Collateral is of a specialized nature, or to contact other Persons, whether or not in the same business as any Loan Party, for expressions of interest in acquiring any such Collateral;

exercise collection remedies against account debtors and other Persons obligated on any Collateral, directly or through the use of collection agencies or other collection specialists, hire one or more professional auctioneers to assist in the disposition

21

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934

of any Collateral, whether or not such Collateral is of a specialized nature, or, to the extent deemed appropriate by the Collateral Agent, obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Collateral Agent in the collection or disposition of any Collateral, or utilize Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets to dispose of any Collateral;

dispose of assets in wholesale rather than retail markets;

disclaim disposition warranties, such as title, possession or quiet enjoyment; or

purchase insurance or credit enhancements to insure the Collateral Agent and the other Secured Parties against risks of loss, collection or disposition of any Collateral or to provide to the Collateral Agent (for the ratable benefit of the Secured Parties) a guaranteed return from the collection or disposition of any Collateral.

(H) Each Loan Party acknowledges that the purpose of this Section 6.1 is to provide a non-exhaustive list of actions or omissions that are commercially reasonable when exercising remedies against any Collateral and that other actions or omissions by the Secured Parties shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 6.1.  Without limitation upon the foregoing, nothing contained in this Section 6.1 shall be construed to grant any rights to any Loan Party or to impose any duties on the Collateral Agent that would not have been granted or imposed by this Agreement or by Applicable Law in the absence of this Section 6.1.

License.  For the purpose of enabling the Collateral Agent to exercise rights and remedies under this Section 6.1 (including in order to take possession of, collect, receive, assemble, process, appropriate, remove, realize upon, sell, assign, convey, transfer or grant options to purchase any Collateral) at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Loan Party hereby grants to the Collateral Agent, for the benefit of the Secured Parties, to the extent such Loan Party is lawfully permitted to do so without violating any Contractual Obligations (i) an irrevocable, nonexclusive, worldwide license (exercisable without payment of royalty or other compensation to such Loan Party), including in such license the right to sublicense, use and practice any Intellectual Property now owned or hereafter acquired by such Loan Party and access to all media in which any of the licensed items may be recorded or stored and to all Software and programs used for the compilation or printout thereof (subject only to the rights of any third party non-Affiliate licensor of such Intellectual Property) and (ii) an irrevocable license (without payment of rent or other compensation to such Loan Party) to use, operate and occupy any and all Real Property, including without limitation all Real Property owned, operated, leased, subleased or otherwise occupied by such Loan Party.

Accounts and Payments in Respect of General Intangibles.  (I)  In addition to, and not in substitution for, any similar requirement in the Term Loan Agreement, if required by the Collateral Agent at any time during the continuance of an Event of Default, any payment of

22

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934

accounts or payment in respect of general intangibles, when collected by any Loan Party, shall be promptly (and, in any event, within two (2) Business Days) deposited by such Loan Party in the exact form received, duly indorsed by such Loan Party to the Collateral Agent, in a Cash Collateral Account, subject to withdrawal by the Collateral Agent as provided in Section 6.4.  Until so turned over, such payment shall be held by such Loan Party in trust for the Collateral Agent (for the ratable benefit of the Secured Parties), segregated from other funds of such Loan Party.  Each such deposit of proceeds of accounts and payments in respect of general intangibles shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.  At any time during the continuance of an Event of Default:

each Loan Party shall, upon the Collateral Agent’s request, deliver to the Collateral Agent copies of all documents evidencing, and relating to, the Contractual Obligations and transactions that gave rise to any account or any payment in respect of general intangibles, including all orders, invoices and shipping receipts and notify account debtors that the accounts or general intangibles have been collaterally assigned to the Collateral Agent (for the ratable benefit of the Secured Parties) and that payments in respect thereof shall be made directly to the Collateral Agent (for the ratable benefit of the Secured Parties);

The Collateral Agent may, if permitted under the terms of the Term Loan Agreement, at any time during the continuance of an Event of Default, limit or terminate the authority of a Loan Party to collect its accounts or amounts due under general intangibles or any thereof and, in its own name or in the name of others, communicate with account debtors to verify with them to the Collateral Agent’s satisfaction the existence, amount and terms of any account or amounts due under any general intangible.  In addition, the Collateral Agent may at any time enforce such Loan Party’s rights against such account debtors and obligors of general intangibles; and

each Loan Party shall take all actions, deliver all documents and provide all information necessary or reasonably requested by the Collateral Agent to ensure any Internet Domain Name is registered.

Anything herein to the contrary notwithstanding, each Loan Party shall remain liable under each account and each payment in respect of general intangibles to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto.  No Secured Party shall have any obligation or liability under any agreement giving rise to an account or a payment in respect of a general intangible by reason of or arising out of any Loan Document or the receipt by any Secured Party of any payment relating thereto, nor shall any Secured Party be obligated in any manner to perform any obligation of any Loan Party under or pursuant to any agreement giving rise to an account or a payment in respect of a general intangible, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts that may have been assigned to it or to which it may be entitled at any time or times.

23

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934

Pledged Collateral.

Voting Rights.  During the continuance of an Event of Default, immediately upon notice by the Collateral Agent to the relevant Loan Party or Loan Parties, the Collateral Agent or its nominee may exercise (A) any voting, consent, corporate and other right pertaining to the Pledged Collateral at any meeting of shareholders, partners or members, as the case may be, of the relevant issuer or issuers of Pledged Collateral or otherwise and (B) any right of conversion, exchange and subscription and any other right, privilege or option pertaining to the Pledged Collateral as if it were the absolute owner thereof (including the right to exchange at its discretion any Pledged Collateral upon the merger, amalgamation, consolidation, reorganization, recapitalization or other fundamental change in the corporate or equivalent structure of any issuer of Pledged Stock, the right to deposit and deliver any Pledged Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Collateral Agent may determine), all without liability except to account for property actually received by it; provided, however, that no Agent shall have any duty to any Loan Party to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

Proxies.  In order to permit the Collateral Agent to exercise the voting and other consensual rights that it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions that it may be entitled to receive hereunder, (i) each Loan Party shall promptly execute and deliver (or cause to be executed and delivered) to the Collateral Agent all such proxies, dividend payment orders and other instruments as the Collateral Agent may from time to time reasonably request and (ii) without limiting the effect of clause (i) above, such Loan Party hereby grants to the Collateral Agent an irrevocable proxy to vote all or any part of the Pledged Collateral and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Collateral would be entitled (including giving or withholding written consents of shareholders, partners or members, as the case may be, calling special meetings of shareholders, partners or members, as the case may be, and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Collateral on the record books of the issuer thereof) by any other Person (including the issuer of such Pledged Collateral or any officer or agent thereof) during the continuance of an Event of Default, and which proxy shall only terminate upon the payment in full of the Secured Obligations (other than Unasserted Contingent Obligations).

Authorization of Issuers.  Each Loan Party hereby expressly and irrevocably authorizes and instructs, without any further instructions from such Loan Party, each issuer of any Pledged Collateral pledged hereunder by such Loan Party to (i) comply with any instruction received by it from the Collateral Agent in writing that states that an Event of Default is continuing and is otherwise in accordance with the terms of this Agreement and each Loan Party agrees that such issuer shall be fully protected from Liabilities to such Loan Party in so complying and (ii) unless otherwise expressly permitted hereby or by the Term Loan Agreement, pay any dividend or make any other payment with respect to the Pledged Collateral directly to the Collateral Agent (for the ratable benefit of the Secured Parties).

Proceeds to be Turned over to and Held by the Collateral Agent.  Unless otherwise expressly provided in the Term Loan Agreement or this Agreement, except as otherwise

24

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934

expressly permitted by the Term Loan Agreement, all proceeds of any Collateral received by any Loan Party hereunder in cash or Cash Equivalents shall be held by such Loan Party in trust for the Collateral Agent and the other Secured Parties, segregated from other funds of such Loan Party, and shall, promptly upon receipt by any Loan Party, be turned over to the Collateral Agent in the exact form received (with any necessary endorsement).  All such proceeds of Collateral and any other proceeds of any Collateral received by the Collateral Agent in cash or Cash Equivalents shall be held by the Collateral Agent in a Cash Collateral Account.  All proceeds being held by the Collateral Agent in a Cash Collateral Account (or by such Loan Party in trust for the Collateral Agent and the other Secured Parties) shall continue to be held as collateral security for the Secured Obligations and shall not constitute payment thereof until applied as provided in the Term Loan Agreement.

Sale of Pledged Collateral.

Each Loan Party recognizes that the Collateral Agent may be unable to effect a public sale of any Pledged Collateral by reason of certain prohibitions contained in the Securities Act and applicable state or foreign securities laws or otherwise or may determine that a public sale is impracticable, not desirable or not commercially reasonable and, accordingly, may, subject to the terms set forth in the Term Loan Agreement, resort to one or more private sales thereof to a restricted group of purchasers that shall be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof.  Each Loan Party acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner.  The Collateral Agent shall be under no obligation to delay a sale of any Pledged Collateral for the period of time necessary to permit the issuer thereof to register such securities for public sale under the Securities Act or under applicable state securities laws even if such issuer would agree to do so.

Each Loan Party agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of any portion of the Pledged Collateral pursuant to Section 6.1 and this Section 6.5 valid and binding and in compliance with all Applicable Law.  Each Loan Party further agrees that a breach of any covenant contained herein will cause irreparable injury to the Collateral Agent and the other Secured Parties, that the Collateral Agent and the other Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained herein shall be specifically enforceable against such Loan Party, and such Loan Party hereby waives and agrees not to assert any defense against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Term Loan Agreement.  Each Loan Party waives any and all rights of contribution or subrogation upon the sale or disposition of all or any portion of the Pledged Collateral by the Collateral Agent.

Deficiency.  Each Loan Party shall remain liable for any deficiency if the proceeds of any sale or other disposition of any Collateral are insufficient to pay the Secured Obligations and the fees and disbursements of any attorney employed by the Collateral Agent or any other Secured Party to collect such deficiency.

25

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934

AGENT

The Collateral Agent’s Appointment as Attorney-in-Fact.  (J)  Each Loan Party hereby irrevocably constitutes and appoints the Collateral Agent and its Related Parties, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Loan Party and in the name of such Loan Party or in its own name, for the purpose of carrying out the terms of the Loan Documents, to take any appropriate action and to execute any document or instrument that may be necessary or desirable to accomplish the purposes of the Loan Documents in accordance with the terms thereof, and, without limiting the generality of the foregoing, each Loan Party hereby gives the Collateral Agent and its Related Parties the power and right, on behalf of such Loan Party, without notice to or assent by such Loan Party, to do any of the following when an Event of Default shall be continuing and in accordance with the terms of the Term Loan Agreement:

in the name of such Loan Party, in its own name or otherwise, take possession of and indorse and collect any check, draft, note, acceptance or other instrument for the payment of moneys due under any account or general intangible or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent for the purpose of collecting any such moneys due under any account or general intangible or with respect to any other Collateral whenever payable;

in the case of any Intellectual Property owned by or licensed to the Loan Parties, execute, deliver and have recorded any document that the Collateral Agent may request to evidence, effect, publicize or record the Collateral Agent’s security interest (for the benefit of the Secured Parties) in such Intellectual Property and the goodwill and general intangibles of such Loan Party relating thereto or represented thereby;

pay or discharge taxes and Liens levied or placed on or threatened against any Collateral, effect any repair or pay any insurance called for by the terms of the Term Loan Agreement (including all or any part of the premiums therefor and the costs thereof);

execute, in connection with any sale provided for in Section 6.1 or 6.5, any document to effect or otherwise necessary or appropriate in relation to evidence the sale of any Collateral; or

(A) direct any party liable for any payment under any Collateral to make payment of any moneys due or to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct, in accordance with the Term Loan Agreement, (B) ask or demand for, and collect and receive payment of and receipt for, any moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral, (C) sign and indorse any invoice, freight or express bill, bill of lading, storage or warehouse receipt, draft against debtors, assignment, verification, notice and other document in connection with any Collateral, (D) commence and prosecute any suit,

26

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934

action or proceeding at law or in equity in any court of competent jurisdiction to collect any Collateral and to enforce any other right in respect of any Collateral, (E) defend any actions, suits, proceedings, audits, claims, demands, orders or disputes brought against such Loan Party with respect to any Collateral, (F) settle, compromise or adjust any such actions, suits, proceedings, audits, claims, demands, orders or disputes and, in connection therewith, give such discharges or releases as the Collateral Agent may deem appropriate, (G) assign any Intellectual Property owned by the Loan Parties or any IP Licenses of the Loan Parties throughout the world on such terms and conditions and in such manner as the Collateral Agent shall in its sole discretion determine, including the execution and filing of any document necessary to effectuate or record such assignment and (H) generally, sell, assign, convey, transfer or grant a Lien on, make any Contractual Obligation with respect to and otherwise deal with, any Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes and do, at the Collateral Agent’s option, at any time or from time to time, all acts and things that the Collateral Agent deems necessary to protect, preserve or realize upon any Collateral and the Secured Parties’ security interests therein and to effect the intent of the Loan Documents, all as fully and effectively as such Loan Party might do.

If any Loan Party fails to perform or comply with any Contractual Obligation contained herein, the Collateral Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such Contractual Obligation.

The expenses of the Collateral Agent incurred in connection with actions undertaken as provided in this Section 7.1 during the continuance of an Event of Default, together with interest thereon at a rate set forth in the Term Loan Agreement, from the date of payment by the Collateral Agent to the date reimbursed by the relevant Loan Party, shall be payable by such Loan Party to the Collateral Agent on demand.

The of Borrower hereby irrevocably constitutes and appoints the Collateral Agent and its Related Parties upon the occurrence of a Triggering Event, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Borrower and in the name of the Borrower, for the purpose of carrying out the terms of the Loan Documents, to take any appropriate action, including without limitation, pursuant to the Powers of Attorney, and to execute any document or instrument that may be necessary or desirable to cause the Borrower to enter into the Replacement Phase I MSA.  The Borrower hereby agrees to enter into the Replacement Phase I MSA at the request of the Collateral Agent upon the occurrence of a Triggering Event and the Collateral Agent shall be entitled to specific performance of such obligation of the Borrower.

Each Loan Party hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue of this Section 7.1.  All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

Authorization to File Financing Statements.  Each Loan Party authorizes the Collateral Agent, on behalf of the Secured Parties, and its respective Related Parties, at any time and from

27

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934

time to time, to file or record financing statements, amendments thereto, and other filing or recording documents or instruments with respect to any Collateral in such form and in such offices as the Collateral Agent reasonably determines appropriate to perfect the security interests of the Collateral Agent under this Agreement, and such financing statements and amendments may describe the Collateral covered thereby as “all assets of the debtor”.  A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.  Such Loan Party also hereby ratifies its authorization for the Collateral Agent to have filed any initial financing statement or amendment thereto under the UCC (or other similar laws) in effect in any jurisdiction if filed prior to the date hereof.

Authority of Collateral Agent.  Each Loan Party acknowledges that the rights and responsibilities of the Collateral Agent under this Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Collateral Agent and the other Secured Parties, be governed by the Term Loan Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and the Loan Parties, the Collateral Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Loan Party shall be under any obligation or entitlement to make any inquiry respecting such authority.

Duty; Obligations and Liabilities.

Duty of Collateral Agent.  The Collateral Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession shall be to deal with it in the same manner as it deals with similar property for its own account.  The powers conferred on the Collateral Agent hereunder are solely to protect the Collateral Agent’s interest in the Collateral and shall not impose any duty upon the Collateral Agent to exercise any such powers.  The Collateral Agent shall be accountable only for amounts that it receives as a result of the exercise of such powers, and neither it nor any of its Related Parties shall be responsible to any Loan Party for any act or failure to act hereunder, except for its own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.  In addition, neither the Collateral Agent nor any other Secured Party shall be liable or held responsible for any loss or damage to any Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehousemen, carrier, forwarding agency, consignee or other bailee if such Person has been selected by the Collateral Agent in good faith.

Obligations and Liabilities with respect to Collateral.  No Secured Party and no Related Parties thereof shall be liable for failure to demand, collect or realize upon any Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Loan Party or any other Person or to take any other action whatsoever with regard to any Collateral.  The powers conferred on the Collateral Agent hereunder shall not impose any duty upon any other Secured Party to exercise any such powers.  The other Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their respective officers, directors, employees or agents shall be responsible to any Loan Party for any act or failure to act

28

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934

hereunder, except for their own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

MISCELLANEOUS

Reinstatement.  Each Loan Party agrees that, if any payment made by any Loan Party or other Person and applied to the Secured Obligations is at any time annulled, avoided, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of any Collateral are required to be returned by any Secured Party to such Loan Party, its estate, trustee, receiver or any other party, including any Loan Party, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, any Lien or other Collateral securing such liability shall be and remain in full force and effect, as fully as if such payment had never been made.  If, prior to any of the foregoing, (a) any Lien or other Collateral securing such Loan Party’s liability hereunder shall have been released or terminated by virtue of the foregoing or (b) any provision of the Guaranty hereunder shall have been terminated, cancelled or surrendered, such Lien, other Collateral or provision shall be reinstated in full force and effect and such prior release, termination, cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of any such Loan Party in respect of any Lien or other Collateral securing such obligation or the amount of such payment.

Release of Collateral.  This Agreement shall be subject to the provisions set forth in Section 11.18 of the Term Loan Agreement, and such provisions are incorporated herein by this reference, mutatis mutandis.  The Collateral Agent will, at the Borrower’s expense, deliver to the applicable Loan Party any Collateral in the possession of the Collateral Agent or an Agent thereof, and execute and deliver to the applicable Loan Party such documents, certificates and instruments, and do such acts and things, as such Loan Party may reasonably request to evidence the release of any item of Collateral or guarantee obligation from the assignment and security interest granted under this Agreement, in each case in accordance with the terms of the Loan Documents and Section 11.18 of the Term Loan Agreement.

Independent Obligations.  The obligations of each Loan Party hereunder are independent of and separate from the Secured Obligations and the Guaranteed Obligations.  If any Secured Obligation or Guaranteed Obligation is not paid when due, or upon any Event of Default, the Collateral Agent may, at its sole election and in accordance with the terms set forth in the Term Loan Agreement, proceed directly and at once, without notice, against any Loan Party and any Collateral to collect and recover the full amount of any Secured Obligation or Guaranteed Obligation then due, without first proceeding against any other Loan Party, any other Loan Party or any other Collateral and without first joining any other Loan Party or any other Loan Party in any proceeding.

No Waiver by Course of Conduct.  No Secured Party shall by any act (except by a written instrument pursuant to Section 8.5), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default.  No failure to exercise, nor any delay in exercising, on the part of any Secured Party, any right,

29

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934

power or privilege hereunder shall operate as a waiver thereof.  No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  A waiver by any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that such Secured Party would otherwise have on any future occasion.

Amendments.  None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 11.01 of the Term Loan Agreement which are incorporated herein by this reference, mutatis mutandis; provided, however, that annexes to this Agreement may be supplemented (but no existing provisions may be modified and no Collateral may be released) through Pledge Amendments and Joinder Agreements, in substantially the form of Annex 1 and Annex 2, respectively, in each case duly executed by the Collateral Agent and each Loan Party directly affected thereby.

Additional Loan Parties; Additional Pledged Collateral.

Joinder Agreements.  If, at the option of a Loan Party or as required pursuant to Section 7.08 of the Term Loan Agreement, a Loan Party shall cause any Subsidiary that is not a Loan Party to become a Loan Party hereunder, such Subsidiary shall execute and deliver to the Collateral Agent a Joinder Agreement substantially in the form of Annex 2 (each a “Joinder Agreement”) and shall thereafter for all purposes be a party hereto and have the same rights, benefits and obligations as a Loan Party party hereto on the Closing Date.

Pledge Amendments.  To the extent any Pledged Collateral has not been delivered as of the Closing Date, such Loan Party shall deliver a pledge amendment duly executed by the Loan Party in substantially the form of Annex 1 (each, a “Pledge Amendment”).  Such Loan Party authorizes the Collateral Agent to attach each Pledge Amendment to this Agreement.

Marshaling.  Neither the Collateral Agent nor any other Secured Party shall be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Obligations or the Guaranteed Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of the rights and remedies of the Collateral Agent or any other Secured Party hereunder and of the Collateral Agent or any other Secured Party in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising.  To the extent that it lawfully may, each Loan Party hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of any of the Collateral Agent’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Obligations or the Guaranteed Obligations or under which any of the Obligations or the Guaranteed Obligations is outstanding or by which any of the Obligations or the Guaranteed Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Loan Party hereby irrevocably waives the benefits of all such laws.

Notices.  All notices and other communications provided for herein shall be (i) in writing, (ii) delivered and deemed received in accordance with the procedures set forth in Section 11.02 of the Term Loan Agreement and (iii) addressed to the parties at the address, facsimile number

30

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934

or email address provided therein, provided, that any such notice, request or demand to or upon any Loan Party shall be addressed to the Borrower’s notice address set forth in such Section 11.02 of the Term Loan Agreement.  Any party hereto may change its address, facsimile number or email address for notices and other communications hereunder by notice to all of the other parties hereto in accordance with the foregoing.

Successors and Assigns.  This Agreement shall be binding upon the successors and assigns of each Loan Party and shall inure to the benefit of each Secured Party and their successors and, to the extent permitted in the Term Loan Agreement, assigns; provided, however, that no Loan Party may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Collateral Agent and, in any event, any assignment, transfer or delegation of any Loan Party’s rights or obligations under this Agreement shall be subject to the terms and provisions of the Term Loan Agreement.

Counterparts; Effectiveness.  THIS AGREEMENT SHALL BE SUBJECT TO THE PROVISIONS SET FORTH IN SECTIONS 11.02(d) AND 11.10 OF THE TERM LOAN AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

Severability.  All provisions of this Agreement are severable, and the unenforceability or invalidity of any of the provisions of this Agreement shall not affect the validity or enforceability of the remaining provisions of this Agreement.  Should any part of this Agreement be held invalid or unenforceable in any jurisdiction, the invalid or unenforceable portion or portions shall be removed (and no more) only in that jurisdiction, and the remainder shall be enforced as fully as possible (removing the minimum amount possible) in that jurisdiction.  In lieu of such invalid or unenforceable provision, the parties hereto will negotiate in good faith to add as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such invalid or unenforceable provision as may be possible.

Governing Law.  THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN ALL MATTERS ARISING OUT OF, IN CONNECTION WITH OR RELATING TO THIS AGREEMENT, INCLUDING ITS VALIDITY, INTERPRETATION, CONSTRUCTION, PERFORMANCE AND ENFORCEMENT (INCLUDING ANY CLAIMS SOUNDING IN CONTRACT OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST).

Jurisdiction; Venue; Service Of Process; Jury Trial Waiver.  THIS AGREEMENT SHALL BE SUBJECT TO THE PROVISIONS SET FORTH IN ARTICLE XII OF THE TERM LOAN AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

Excluded Property.  For the avoidance of doubt and notwithstanding anything to the contrary herein, no Loan Party shall have any obligations hereunder with respect to Excluded Property and the Collateral Agent and any other Secured Party shall have no rights hereunder in or to any Excluded Property.

31

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934

[Signature pages follow.]

32

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934

IN WITNESS WHEREOF, each of the undersigned has caused this Guaranty, Pledge and Security Agreement to be duly executed and delivered as of the date first above written.

BORROWER:

CINEDIGM DC HOLDINGS, LLC

By:
Name:
Title:

GUARANTORS:

ACCESS DIGITAL MEDIA, INC.

By:
Name:
Title:

ACCESS DIGITAL CINEMA PHASE 2,
CORP.
By:
Name:
Title:

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934

ACCEPTED AND AGREED
as of the date first above written:

PROSPECT CAPITAL
CORPORATION, as Collateral Agent

By:
Name:
Title:

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934

(a)           Schedule 1

(b)           Commercial Tort Claims

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934

(c)           Schedule 2

(d)           Loan Party Information

(e)Loan Party’s Name	(f) Loan Party’s Jurisdiction of Organization	(g) Location of Loan Party’s Chief Executive Office	(h) Loan Party’s Tax Identification Number	(i) Loan Party’s Organizational Number
(j)	(k)	(l)	(m)	(n)
(o)

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934

(p)           Schedule 3

(q)           Pledged Collateral

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934

(r)           Schedule 4

(s)           Intellectual Property

(t)

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934

ANNEX 1
TO
GUARANTY AND SECURITY AGREEMENT1

FORM OF PLEDGE AMENDMENT

This PLEDGE AMENDMENT, dated as of __________ __, 20__, is delivered pursuant to Section 8.6 of the Guaranty, Pledge and Security Agreement, dated as of February 28, 2013 (as such agreement may be amended, restated, supplemented or otherwise modified, renewed or replaced from time to time, the “Security Agreement”), by CINEDIGM DC HOLDINGS, LLC, a Delaware limited liability company (the “Borrower”), and each of the other entities listed on the signature pages thereof or that becomes a party thereto pursuant to Section 8.6 of the Security Agreement (together with the Borrower, collectively, the “Loan Parties” and each, a “Loan Party”), in favor of PROSPECT CAPITAL CORPORATION, a Maryland corporation, as collateral agent for the Secured Parties (in such capacity, together with its successors and assigns, the “Collateral Agent”).  Capitalized terms used herein without definition are used as defined in the Security Agreement.

The undersigned Loan Party hereby agrees that this Pledge Amendment may be attached to the Security Agreement and that the Pledged Collateral listed on Annex 1-A to this Pledge Amendment shall be and become part of the Collateral referred to in the Security Agreement and shall secure all Secured Obligations of the undersigned.

The undersigned hereby represents and warrants that each of the representations and warranties contained in Article IV of the Security Agreement is true and correct as of the date hereof as if made on and as of such date.

[LOAN PARTY]

By:
Name:
Title:
_________________
To be used for pledge of additional Pledged Collateral by existing Loan Party.

A1-1

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934

Annex 1-A

PLEDGED STOCK

ISSUER	CLASS	CERTIFICATE NO(S).	PAR VALUE	NUMBER OF SHARES, UNITS OR INTERESTS

PLEDGED DEBT INSTRUMENTS

ISSUER	DESCRIPTION OF DEBT	CERTIFICATE NO(S).	FINAL MATURITY	PRINCIPAL AMOUNT

A1-2

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934

ACKNOWLEDGED AND AGREED
as of the date first above written:

PROSPECT CAPITAL CORPORATION,
as Collateral Agent

By:
Name:
Title:

A1-3

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934

ANNEX 2
TO
GUARANTY AND SECURITY AGREEMENT

FORM OF JOINDER AGREEMENT

This JOINDER AGREEMENT, dated as of _________ __, 20__, is delivered pursuant to Section 8.6 of the Guaranty, Pledge and Security Agreement, dated as of February 28, 2013 (as such agreement may be amended, restated, supplemented or otherwise modified, renewed or replaced from time to time, the “Security Agreement”), by CINEDIGM DC HOLDINGS, LLC, a Delaware limited liability company (the “Borrower”), and each of the other entities listed on the signature pages thereof or that becomes a party thereto pursuant to Section 8.6 of the Security Agreement (collectively, the “Guarantors”, and each, a “Guarantor”, and together with the Borrower, collectively, the “Loan Parties” and each, a “Loan Party”), in favor of PROSPECT CAPITAL CORPORATION, a Maryland corporation, as collateral agent for the Secured Parties (in such capacity, together with its successors and assigns, the “Collateral Agent”).  Capitalized terms used herein without definition are used as defined in the Security Agreement.

By executing and delivering this Joinder Agreement, the undersigned (an “Additional Loan Party”), as provided in Section 8.6 of the Security Agreement, hereby becomes a party to the Security Agreement as a Loan Party thereunder with the same force and effect as if originally named as a Loan Party therein and, without limiting the generality of the foregoing, as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations of the Additional Loan Party, hereby mortgages, pledges and hypothecates to the Collateral Agent for the benefit of the Secured Parties, and grants to the Collateral Agent for the benefit of the Secured Parties a lien on and security interest in, all of its right, title and interest in, to and under the Collateral of the Additional Loan Party and expressly assumes all obligations and liabilities of a Loan Party thereunder.  The undersigned Additional Loan Party hereby agrees to be bound as a Loan Party for the purposes of the Security Agreement.

The information set forth in Annex 1-A is hereby added to the information set forth in Schedules 1, 2, 3 and 4 to the Security Agreement and Schedules 6.07, 6.13, 6.17, 6.22 and 6.23 to the Term Loan Agreement.  By acknowledging and agreeing to this Joinder Agreement, the Additional Loan Party hereby agrees that this Joinder Agreement may be attached to the Security Agreement and that the Pledged Collateral listed on Annex 1-A to this Joinder Amendment shall be and become part of the Collateral referred to in the Security Agreement and shall secure all Secured Obligations of the undersigned.

The undersigned hereby represents and warrants that each of the representations and warranties contained in Article IV of the Security Agreement applicable to it is true and correct on and as the date hereof as if made on and as of such date.

[Signature pages follow.]

A2-1

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934

IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL LOAN PARTY]

By:
Name:
Title:

A2-2

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934

ACKNOWLEDGED AND AGREED
as of the date first above written:

PROSPECT CAPITAL CORPORATION,
as Collateral Agent

By:
Name:
Title:

A2-3

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934

ANNEX 3

TO

GUARANTY AND SECURITY AGREEMENT

FORM OF INTELLECTUAL PROPERTY SECURITY AGREEMENT15

This [COPYRIGHT] [PATENT] [TRADEMARK] SECURITY AGREEMENT, dated as of _______________, is made by each of the entities listed on the signature pages hereof (each a “Loan Party” and, collectively, the “Loan Parties”), in favor of PROSPECT CAPITAL CORPORATION, as collateral agent for the Secured Parties (in such capacity, together with its successors and assigns, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to the Term Loan Agreement, dated as of February 28, 2013 (as amended, restated, supplemented or otherwise modified, renewed or replaced from time to time, the “Term Loan Agreement”), among the Borrower, Access Digital Media, Inc., Access Digital Cinema Phase 2, Corp. and each other Guarantor that is a party thereto, that is a party thereto, the Lenders party thereto, and Prospect, in its separate capacities as Administrative Agent and Collateral Agent, the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

WHEREAS, each Guarantor has agreed, pursuant to a Guaranty, Pledge and Security Agreement dated as of February 28, 2013 in favor of Collateral Agent (as such agreement may be amended, restated, supplemented or otherwise modified, renewed or replaced from time to time, the “Security Agreement”), to guarantee the Obligations (as defined in the Term Loan Agreement) of the Borrower; and

WHEREAS, all of the Loan Parties are party to the Security Agreement pursuant to which the Loan Parties are required to execute and deliver this [Copyright] [Patent] [Trademark] Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Lenders, the Administrative Agent and the Collateral Agent to enter into the Term Loan Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each Loan Party hereby agrees with the Collateral Agent as follows:

Section 1.                      Defined Terms.  Capitalized terms used herein without definition are used as defined in the Security Agreement.

Section 2.                      Grant of Security Interest in [Copyright] [Trademark] [Patent] Collateral.  Each Loan Party, as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations of such Loan Party, hereby mortgages, pledges and hypothecates to the Collateral Agent for the benefit of the Secured Parties, and grants to the Collateral Agent for the benefit of the Secured Parties a Lien on and security interest in, all of its right, title and interest in, to and under the following Collateral of such Loan Party (the “[Copyright] [Patent] [Trademark] Collateral”):

15	Separate agreements will be executed relating to each Guarantor’s respective Copyrights, Patents, and Trademarks.

A3-1

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934

(a)           [all of its registered Copyrights and all IP Licenses providing for the grant by or to such Loan Party of any right under any Copyright, including, without limitation, those referred to on Schedule 1 hereto;

(b)           all renewals, reversions and extensions of the foregoing; and

(c)           all income, royalties, proceeds and Liabilities at any time due or payable or asserted under and with respect to any of the foregoing, including, without limitation, all rights to sue and recover at law or in equity for any past, present and future infringement, misappropriation, dilution, violation or other impairment thereof.]

or

(a)           [all of its Patents and all IP Licenses providing for the grant by or to such Loan Party of any right under any Patent, including, without limitation, those referred to on Schedule 1 hereto;

(b)           all reissues, reexaminations, continuations, continuations-in-part, divisionals, renewals and extensions of the foregoing; and

(c)           all income, royalties, proceeds and Liabilities at any time due or payable or asserted under and with respect to any of the foregoing, including, without limitation, all rights to sue and recover at law or in equity for any past, present and future infringement, misappropriation, dilution, violation or other impairment thereof.]

or

(a)           [all of its Trademarks and all IP Licenses providing for the grant by or to such Loan Party of any right under any Trademark, including, without limitation, those referred to on Schedule 1 hereto;

(b)           all renewals and extensions of the foregoing;

(c)           all goodwill of the business connected with the use of, and symbolized by, each such Trademark; and

(d)           all income, royalties, proceeds and Liabilities at any time due or payable or asserted under and with respect to any of the foregoing, including, without limitation, all rights to sue and recover at law or in equity for any past, present and future infringement, misappropriation, dilution, violation or other impairment thereof.]

Section 3.                      Guaranty and Security Agreement.  The security interest granted pursuant to this [Copyright] [Patent] [Trademark] Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Security Agreement and each Loan Party hereby acknowledges and agrees that the rights and remedies of the Collateral Agent (for the ratable benefit of the Secured Parties) with respect to the security interest in the [Copyright] [Patent] [Trademark] Collateral made and granted hereby are more fully set forth in

A3-2

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934

 the Guaranty and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

Section 4.                      Loan Party Remains Liable.  Each Loan Party hereby agrees that, anything herein to the contrary notwithstanding, such Loan Party shall assume full and complete responsibility for the prosecution, defense, enforcement or any other necessary or desirable actions in connection with their [Copyrights] [Patents] [Trademarks] and IP Licenses subject to a security interest hereunder.

Section 5.                      Counterparts; Effectiveness.  THIS [COPYRIGHT] [PATENT] [TRADEMARK] SECURITY AGREEMENT SHALL BE SUBJECT TO THE PROVISIONS SET FORTH IN SECTIONS 11.02(d) AND 11.10 OF THE TERM LOAN AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

Section 6.                      Governing Law.  THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN ALL MATTERS ARISING OUT OF, IN CONNECTION WITH OR RELATING TO THIS [COPYRIGHT] [PATENT] [TRADEMARK] SECURITY AGREEMENT, INCLUDING ITS VALIDITY, INTERPRETATION, CONSTRUCTION, PERFORMANCE AND ENFORCEMENT (INCLUDING ANY CLAIMS SOUNDING IN CONTRACT OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST)..

[Signature pages follow.]

A3-3

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934

 IN WITNESS WHEREOF, each Loan Party has caused this [Copyright] [Patent] [Trademark] Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

LOAN PARTIES:

[LOAN PARTY]

By:
Name:
Title:

A3-4

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934

ACCEPTED AND AGREED
as of the date first above written:

PROSPECT CAPITAL CORPORATION, as
Collateral Agent

By:
Name:
Title:

A3-5

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934

ANNEX 3
TO
GUARANTY AND SECURITY AGREEMENT

SCHEDULE I
TO
[COPYRIGHT] [PATENT] [TRADEMARK] SECURITY AGREEMENT

[Copyright] [Patent] [Trademark] Registrations

1. REGISTERED [COPYRIGHTS] [PATENTS] [TRADEMARKS]

[Include Registration Number and Date]

2. [COPYRIGHT] [PATENT] [TRADEMARK] APPLICATIONS

[Include Application Number and Date]

3. IP LICENSES

[Include complete legal description of agreement (name of agreement, parties and date)]

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934

FORM OF LIMITED POWER OF ATTORNEY

Reference is hereby made to that certain Guaranty, Pledge and Security Agreement, dated as of February 28, 2012 (the “Security Agreement”), made by Cinedigm DC Holdings, LLC, a Delaware limited liability company and each other Guarantor from time to time party thereto, in favor of Prospect Capital Corporation, a Maryland corporation, as collateral agent for the Secured Parties (“Collateral Agent”).  Capitalized terms used herein but not defined shall have the meanings provided to such terms in the Security Agreement.

KNOW ALL BY THESE PRESENTS, that CINEDIGM DIGITAL FUNDING I, LLC, a Delaware limited liability company (“CDF1”), hereby constitutes PROSPECT CAPITAL CORPORATION, in its capacity as Collateral Agent under the Security Agreement, as its true and lawful attorney in fact and agent, with full power of substitution and resubstitution, for it and in its name, place, and stead, in any and all capacities, to execute that certain Second Amended and Restated Management Services Agreement to be entered among CDF1, Cinedigm DC Holdings, LLC and Cinedigm Digital Cinema Corp. and which such agreement is attached as Exhibit Q to the Term Loan Agreement, granting unto said attorney in fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as it might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or its substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Except as otherwise specifically provided herein, the limited power of attorney granted herein shall not in any manner revoke in whole or in part any power of attorney that each person whose signature appears below has previously executed.  This power of attorney is granted in connection with the Term Loan Agreement and Security Agreement as additional security for the extension of credit under the Term Loan Agreement and is being exercised in accordance with the Security Agreement.  Therefore, this Limited Power of Attorney is IRREVOCABLE and COUPLED WITH AN INTEREST and may not be revoked until all Guaranteed Obligations are paid in full, in which event this Limited Power of Attorney shall terminate and be of no further force or effect.

THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN ALL MATTERS ARISING OUT OF, IN CONNECTION WITH OR RELATING TO THIS LIMITED POWER OF ATTORNEY, INCLUDING ITS VALIDITY, INTERPRETATION, CONSTRUCTION, PERFORMANCE AND ENFORCEMENT (INCLUDING ANY CLAIMS SOUNDING IN CONTRACT OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST).

[Signature page follows.]

CONFIDENTIAL TREATMENT REQUESTED BY CINEDIGM DIGITAL CINEMA CORP.
OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934

CINEDIGM DIGITAL FUNDING I, LLC

By:
Name:
Title:

Before me:
Witness:
Name:
Adress:

Dated: